UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2012

Date of reporting period: August 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2012

Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 25, 2012

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”, individually a “Strategy”) for the annual reporting period ended August 31, 2012.

Investment Objective and Policies

Each Strategy’s investment objective is to seek the highest total return (total return includes capital growth and income) over time consistent with its asset mix. To achieve its investment objective, the Strategy invests in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). The Strategy is managed to the specific year of planned retirement included in its name (the “retirement date”). The Strategy’s asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the “target year”) at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After retirement the Strategy’s investment mix anticipates that an investor may take withdrawals from his or her account to provide supplemental retirement income.

After the retirement date of the Strategy, its asset mix seeks to minimize the likelihood that an investor in the

Strategy experiences a significant loss of capital at a more advanced age. The asset mix for the Strategy will continue to change after the Strategy’s retirement date with an increasing exposure to investments in fixed-income securities and short-term bonds until 15 years after the Strategy’s retirement date. Thereafter, the target asset allocation for the Strategy will generally be fixed. The static allocation of the Strategies’ asset mix will be 27.5% short-duration bonds, 37.5% other fixed-income securities, 12.5% Volatility Management Portfolio, 15.5% other equities and 7% Multi-Asset Real Return Portfolio.

The Underlying Portfolios will include the Volatility Management Underlying Portfolio, which is designed to reduce the overall equity market volatility of the Strategy and the effects of adverse equity market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If AllianceBernstein L.P. (the “Adviser”) determines that the equity markets pose disproportionate risks, the Adviser will reduce (or eliminate) the Portfolio’s equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy’s investments in equity securities.

The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/-5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Effective December 31, 2011, the Global Core Bond Underlying Portfolio changed its name from the Intermediate Duration Bond Underlying Portfolio, eliminated its policy of limiting its investments in debt securities denominated in currencies other than the U.S. dollar to 20% of its total assets, and adopted non-fundamental policies to invest at least 40% of its assets in securities of non-U.S. issuers. The performance information shown includes periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies. The Underlying Portfolio’s broad-based index used for comparison purposes has changed from the Barclays Capital (“BC”) U.S. Aggregate Bond Index to the BC Global Aggregate Bond Index (U.S. dollar hedged) because the holdings of the new index more closely reflect the Portfolio’s investment strategy.

Effective January 1, 2012, the Strategies’ primary benchmark changed. For a Strategy with a bond allocation of greater than 50%, the primary benchmark is the BC U.S. Aggregate Bond Index, while its secondary benchmarks are the Standard & Poor’s (“S&P”) 500 Index and the composite benchmark. For a Strategy with a bond allocation of less than 50%, the primary benchmark is the S&P 500 Index and the secondary benchmarks are the BC U.S. Aggregate Bond Index and the composite benchmark. Prior to January 1, 2012, for all vintages, the primary benchmark was the S&P 500 Index and the secondary benchmark was the BC U.S. Aggregate Bond Index and the composite benchmark. Accordingly, the primary benchmark applicable to the 2000 Retirement Strategy changed from the S&P 500 Index to the BC U.S. Aggregate Bond Index, and the secondary benchmark changed from the BC U.S. Aggregate Bond Index to the S&P 500 Index.

Investment Results

The tables on pages 9–32 show each individual Retirement Strategy’s performance compared to its primary, secondary and composite benchmarks. Additional performance can be found on page 34–61. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Disclosures and Risks on pages 6-8. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58–61.

For the 12-month period ended August 31, 2012 returns of Class A shares were all positive in absolute

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

returns. All vintages underperformed both their primary, secondary and composite respective benchmarks, before sales charges. The exception was 2055, which outperformed its secondary benchmark. All Underlying Portfolios of the vintages posted positive returns except for the International Value, International Growth and Multi-Asset Real Return Underlying Portfolios, which detracted most from overall performance. The U.S. Value, U.S. Large Cap Growth, Small-Mid Cap Value and Volatility Management Underlying Portfolios posted positive absolute returns but underperformed their respective benchmarks. The Small-Mid Cap Growth Underlying Portfolio outperformed its benchmark which helped to offset the deficit in relative performance to the vintages’ benchmarks. The fixed-income components of the different vintages all had positive absolute returns and outperformed their benchmarks. The Short Duration Bond and Bond Inflation Protection Underlying Portfolios helped boost relative returns for those approaching and in retirement, as did positive relative performance from the Global Core Bond Underlying Portfolio, which benefitted all vintages.

For the six-month period ended August 31, 2012, all vintages with the exception of the 2000 vintage posted negative returns and underperformed their primary, secondary and composite benchmarks, before sales charges. Class A shares of the 2000 vintage did outperform its composite benchmark. The Small-Mid Cap Growth, International Value, International Growth, Volatility Management and

Multi-Asset Real Return Underlying Portfolios posted negative returns while all other Underlying Portfolios across all vintages posted absolute gains. Though it posted a negative return, the Small-Mid Cap Growth Underlying Portfolio outperformed its benchmark as did the Multi-Asset Real Return. The U.S. Value, U.S. Large Cap Growth and Small-Mid Cap Value Underlying Portfolios underperformed their respective benchmarks, while posting positive returns. The fixed income Underlying Portfolios of the different vintages all had positive absolute returns and outperformed their benchmarks, including High-Yield, Global Core Bond, Bond Inflation Protection and Short Duration Bond. The fixed income Underlying Portfolios of the vintages contributed the most to the overall Strategy returns.

The International Value Underlying Portfolio utilized derivatives in the form of futures for hedging and non-hedging purposes, which detracted from performance for the six-month period and added for the 12-month period; forwards and purchased options for hedging and non-hedging purposes, which had a negative impact during both periods. During both periods, the International Growth Underlying Portfolio utilized derivatives in the form of written options for hedging purposes, which added to performance, and purchased options for hedging purposes, which detracted. Foreign currency forwards for hedging and non-hedging purposes were also employed during both periods, which had a negative impact on performance.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

In the Short Duration Bond Underlying Portfolio, yield curve positioning contributed positively, helped by an overweight position in intermediate maturities. During both periods, Treasury futures, were used in order to manage duration and yield curve positioning. Currency forwards were also utilized for hedging purposes, which had an immaterial impact. In the Global Core Bond Underlying Portfolio, overall yield curve positioning, helped by an overweight to the intermediate part of the U.S. yield curve, added to relative returns. During both periods, Treasury futures were used in order to manage duration and yield curve positioning. Currency forwards were used during both periods to implement overall currency strategy, and credit default swaps for non-hedging purposes were used, which detracted slightly from performance. The Bond Inflation Underlying Portfolio used credit default swaps, which had an immaterial impact on performance. Overall currency positioning was a modest detractor for both periods. For the 12-month period, long positions in the Norwegian krone and Indian rupee, as well as short positions in the euro and Canadian dollar, were mostly offset by a short in the Japanese yen and long position in the Mexican peso. For the six-month period, long positions in the Australian dollar, Indian rupee, Norwegian krone and Swedish krona detracted from performance. A short position in the euro contributed positively, offsetting some of the long positions. Currency forwards were used during both periods for both hedging and non-hedging purposes. As interest rates declined significantly, the longer-duration positioning contributed positively for both periods, as did an overweight to the intermediate part of the curve. During both periods Treasury futures and interest rate swaps were utilized in order to manage duration and yield curve positioning. Leverage, through reverse repurchase agreements, was used and enhanced returns. Within the High-Yield Underlying Portfolio’s derivative positions during both periods, high yield credit default swap exposure contributed positively, while interest rate swaps had an immaterial impact. Currency forwards were used for hedging purposes, resulting in no currency impact. Written options were used for hedging purposed, which had a positive impact for both periods.

The Multi-Asset Real Return Underlying Portfolio utilized derivatives including interest rate swaps for hedging purposes, which detracted from performance during both the six- and 12-month periods; purchased options for hedging and non-hedging purposes, which detracted for both periods; futures for hedging and non-hedging purposes, which contributed for both periods; forwards for hedging and non-hedging purposes, as part of its currency management strategies, which contributed for both periods; written options for hedging and non-hedging purposes, which contributed for both periods, and total return swaps for hedging and non-hedging purposes, which detracted for both periods. The Volatility Management Underlying Portfolio utilized derivatives including purchased options for hedging and non-hedging purposes, which detracted from performance during the six- and 12-month periods; futures for hedging and non-hedging purposes, which detracted for the six-month period and contributed for the 12-month period;

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

forwards for hedging purposes, which detracted for both periods; and total return swaps for non-hedging purposes, which contributed for both periods.

Market Review and Investment Strategy

Amid eroding investor confidence, debt overhang continued to weigh on the U.S. and Europe and growth in emerging markets slowed. In the final months of 2011, encouraging US economic data suggesting that the world’s largest economy may be gaining momentum, coupled with supportive actions by the European Central Bank (ECB), ignited a relief rally that carried over into the first three months of 2012. However, the market upturn ended in April on the return of worries that the euro area was teetering on the brink of disintegration due to the possible exit of Greece from the common currency union and Spain’s deepening banking crisis. A rescue plan put forth in June by European political leaders to tentatively address the structural imbalances in the euro area, along with a vow made the following month by the head of the ECB to do “whatever it takes” within the institution’s mandate to preserve the beleaguered euro, boosted market sentiment and led to another rally that extended into the end of August.

The Value Team has navigated current market conditions by investing across a wide range of sectors with an eye toward risk control in light of the recent volatility. The large move, together with investors’ focus on macro-economic factors rather than company specific issues, has created wide dispersion in valuations. The Value Underlying Portfolios are positioned in stocks that combine low valuation, both absolute and relative to the market, together with high quality as characterized by cash flow and balance sheet strength. Meanwhile, the Growth Team continued to focus on companies they believe have solid, durable growth potential, sustainable competitive advantages and high return on invested capital. The superior longer-term potential growth of these holdings is bolstered by exposure to powerful long-term secular trends such as the rising affluence and elevated spending habits of the middle-class consumer in developing countries. At the same time, the Growth Team remained underweight in some of what it regards as the riskier areas of the market right now. These include parts of the financial sector, where the Growth Team believes further fundraising and restructuring are likely to continue to depress share prices. The Growth Team also remained generally underweight in the euro area, where uncertainty over the economic and currency outlooks will likely persist. The Fixed-Income Team continued to emphasize corporate bonds and commercial mortgage-backed securities over U.S. Treasuries.

The Multi-Asset Solution Team remained focused on a long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Underlying Portfolios are aligned with their strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

DISCLOSURES AND RISKS

Benchmark Disclosure

The composite benchmark for a Strategy is a customized benchmark that has the same target asset allocation as the Strategy and uses index returns to represent performance of the asset classes. The benchmark returns were calculated by weighting the monthly index returns of each asset class by the Strategy’s monthly target allocation for each asset class. Target allocations adjust quarterly in accordance with the Strategy’s standard glidepath. The Russell 1000® Value Index was used to represent the allocation to U.S. Value, the Russell 1000® Growth to represent U.S. Large Cap Growth, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. to represent International Value and International Growth, the MSCI ACWI ex-U.S. Growth to represent International Growth, the Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year Treasury Index to represent Short Duration Bond, BC Global Aggregate Bond Index to represent Global Core Bond, the BC 1-10 Year Inflation Protected Securities (“TIPS”) Index to represent Bond Inflation Protection, the BC U.S. High Yield 2% Issuer Cap Index to represent High-Yield, the Russell 2500™ Value Index to represent Small-Mid Cap Value, the Russell 2500™ Growth to represent Small-Mid Cap Growth, the MSCI AC World Commodity Producers Index to represent Multi-Asset Real Return and the MSCI ACWI and the S&P® 500 Index to represent Volatility Management.

None of the indices reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. The Russell 1000 Growth Index represents the performance of 1,000 large-cap growth companies within the U.S. The MSCI ACWI ex-U.S. (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. The MSCI ex-U.S. Growth (free float-adjusted, market capitalization weighted) represents the growth equity market performance of developed and emerging markets, excluding the United States. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. The BC Global Aggregate Bond Index represents the performance of global investment-grade developed fixed income markets. The BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. The BC U.S. High Yield 2% Issuer Constrained Index is the 2% issuer cap component of the U.S. Corporate High Yield Index, which represents the performance of fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity. The Russell 2500 Value Index represents the performance of 2,500 small to mid-cap value companies within the U.S. The Russell 2500 Growth Index represents the performance of 2,500 small to mid-cap growth companies within the U.S. The MSCI AC Commodity Producers Index (free float-adjusted, market capitalization-weighted) is comprised of commodity producer companies based on the Global Industry Classification Standard (“GICS”). MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

(Disclosures, Risks and Note about Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

A Word About Risk

The value of your investment in the Strategy will change with changes in the values of the Strategy’s investments in the Underlying Portfolios. There is no assurance that the Strategy will provide an investor with adequate income at or through retirement. The degree to which the following risks apply varies according to the Strategy’s asset allocation.

Market Risk: The value of the Strategy’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

Interest Rate Risk: Changes in interest rates will affect the value of the Strategy’s investments in Underlying Portfolios that invest in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations. Investments in fixed-income securities with lower credit ratings (“junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Allocation Risk: The allocation of investments among the Underlying Portfolios’ different investment styles, such as growth or value, equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Strategy’s net asset value (“NAV”) when one of these investments is performing more poorly than the other.

Inflation Risk: This is the risk that the value of assets or income from the Strategy’s investments in the Underlying Portfolios will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio’s assets can decline as can the value of that Underlying Portfolio’s distributions.

Foreign (Non-U.S.) Risk: The Strategy’s investments in Underlying Portfolios that invest in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Strategy’s investments in a country other than the United States. To the extent the Strategy invests in a particular country or geographic region, the Strategy may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater when the Strategy has a higher asset allocation of Underlying Portfolios that invest in non-U.S. issuers.

Emerging Market Risk: Investments in emerging market countries may involve more risk than investments in other foreign countries because the markets in emerging market countries are less developed and less liquid as well as subject to increased economic, political, regulatory and other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies by Underlying Portfolios tend to be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies often have limited product lines, markets, or financial resources.

Focused Portfolio Risk: The Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Strategy’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Borrowing money or other leverage may make an Underlying Portfolio’s investments more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of its investments. An Underlying Portfolio may create leverage through the use of certain portfolio management techniques such as reverse repurchase agreements or forward commitments, or by borrowing money.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Strategy, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategies’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com. The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at NAV, without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Disclosures and Risks

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	0.19%	4.16%

Class B*	-0.19%	3.36%

Class C	-0.19%	3.36%

Advisor Class**	0.28%	4.46%

Class R**	0.00%	3.90%

Class K**	0.19%	4.15%

Class I**	0.29%	4.43%

Primary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Secondary Benchmark: S&P 500 Index	4.14%	18.00%

Composite Benchmark†	0.05%	6.27%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	-0.29%	4.47%

Class B*	-0.68%	3.75%

Class C	-0.68%	3.75%

Advisor Class**	-0.19%	4.87%

Class R**	-0.39%	4.28%

Class K**	-0.39%	4.42%

Class I**	-0.19%	4.79%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.15%	7.34%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	-0.68%	5.01%

Class B*	-1.08%	4.34%

Class C	-1.08%	4.28%

Advisor Class**	-0.68%	5.28%

Class R**	-0.88%	4.76%

Class K**	-0.78%	5.05%

Class I**	-0.58%	5.32%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.42%	8.19%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	-1.26%	5.20%

Class B*	-1.56%	4.46%

Class C	-1.57%	4.43%

Advisor Class**	-1.06%	5.59%

Class R**	-1.26%	5.08%

Class K**	-1.16%	5.35%

Class I**	-0.97%	5.64%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.65%	8.74%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	-1.68%	5.15%

Class B*	-1.99%	4.49%

Class C	-1.99%	4.41%

Advisor Class**	-1.47%	5.38%

Class R**	-1.78%	4.92%

Class K**	-1.67%	5.24%

Class I**	-1.57%	5.42%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.85%	9.07%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	-2.06%	5.39%

Class B*	-2.47%	4.64%

Class C	-2.47%	4.59%

Advisor Class**	-1.95%	5.61%

Class R**	-2.25%	5.07%

Class K**	-2.05%	5.43%

Class I**	-1.95%	5.70%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.94%	9.49%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	-2.47%	5.44%

Class B*	-2.89%	4.70%

Class C	-2.79%	4.74%

Advisor Class**	-2.36%	5.78%

Class R**	-2.57%	5.17%

Class K**	-2.47%	5.46%

Class I**	-2.37%	5.63%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.89%	9.76%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	-2.97%	5.36%

Class B*	-3.19%	4.76%

Class C	-3.29%	4.67%

Advisor Class**	-2.76%	5.76%

Class R**	-2.98%	5.25%

Class K**	-2.87%	5.52%

Class I**	-2.77%	5.80%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.84%	9.95%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	-3.19%	5.52%

Class B*	-3.51%	4.68%

Class C	-3.50%	4.85%

Advisor Class**	-2.99%	5.82%

Class R**	-3.21%	5.37%

Class K**	-3.11%	5.59%

Class I**	-3.00%	5.86%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.82%	9.92%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	-3.25%	5.75%

Class B*	-3.49%	5.02%

Class C	-3.49%	5.06%

Advisor Class**	-3.05%	6.19%

Class R**	-3.28%	5.45%

Class K**	-3.18%	5.84%

Class I**	-3.08%	6.06%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.75%	9.78%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 9/1/05.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2050 Retirement Strategy
Class A	-3.13%	5.74%

Class B*	-3.51%	5.06%

Class C	-3.50%	5.13%

Advisor Class**	-2.99%	6.10%

Class R**	-3.26%	5.61%

Class K**	-3.14%	5.81%

Class I**	-2.90%	6.25%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.73%	9.74%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

†      For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/07* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 6/29/07.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein 2055 Retirement Strategy
Class A	-3.20%	5.95%

Class B*	-3.52%	5.16%

Class C	-3.53%	5.14%

Advisor Class**	-3.06%	6.18%

Class R**	-3.36%	5.63%

Class K**	-3.21%	5.94%

Class I**	-3.09%	6.16%

Primary Benchmark: S&P 500 Index	4.14%	18.00%

Secondary Benchmark: BC U.S. Aggregate Bond Index	2.97%	5.78%

Composite Benchmark†	-0.73%	9.74%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

† For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 6/29/07* TO 8/31/12

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07* to 8/31/12) as compared to the performance of the Strategy’s individual benchmarks, in addition to the composite benchmark†. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

*	Since inception of the Strategy’s Class A shares on 6/29/07.

†	For a description of the composite benchmark, please see page 6.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO* VS. ITS BENCHMARKS PERIODS ENDED AUGUST 31, 2012	Returns
	6 Months	12 Months
AllianceBernstein U.S. Value Portfolio	0.29%	12.75%

Russell 1000 Value Index	3.95%	17.30%

AllianceBernstein U.S. Large Cap Growth Portfolio	1.64%	16.99%

Russell 1000 Growth Index	3.17%	17.37%

AllianceBernstein International Value Portfolio	-11.49%	-6.69%

Current Benchmark: MSCI ACWI Ex U.S.	-5.66%	-1.92%

Prior Benchmark: MSCI EAFE Index	-4.00%	-0.04%

AllianceBernstein International Growth Portfolio	-6.08%	-7.19%

Current Benchmark: MSCI ACWI Ex U.S.	-5.66%	-1.92%

Prior Benchmark: MSCI EAFE Index	-4.00%	-0.04%

MSCI EAFE Growth Index	-3.70%	-0.22%

AllianceBernstein Short Duration Bond Portfolio	0.86%	1.24%

ML 1-3 Year Treasury Index	0.39%	0.41%

AllianceBernstein Global Core Bond Portfolio	4.11%	6.98%

Current Benchmark: BC Aggregate Bond Index (USD Hedged)	2.97%	5.91%

Prior Benchmark: BC U.S. Aggregate Index	2.97%	5.78%

AllianceBernstein Bond Inflation Protection Portfolio	3.13%	6.59%

BC 1-10 Year TIPS Index	2.17%	5.07%

AllianceBernstein High-Yield Portfolio	5.73%	13.95%

BC U.S. High Yield 2% Issuer Cap Index	4.80%	13.84%

AllianceBernstein Small-Mid Cap Value Portfolio	0.25%	14.21%

Russell 2500 Value Index	2.37%	14.72%

AllianceBernstein Small-Mid Cap Growth Portfolio	-0.76%	17.77%

Russell 2500 Growth Index	-1.02%	12.81%

AllianceBernstein Multi-Asset Real Return Portfolio	-2.25%	-0.45%

MSCI AC World Commodity Producers Index	-12.51%	-8.56%

AllianceBernstein Volatility Management Portfolio	-2.75%	3.10%

Current Benchmark: MSCI ACWI	-1.54%	6.22%

Prior Benchmark: S&P 500 Index	4.14%	18.00%

*    Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public. The Underlying Portfolios do not contain sales charges or management fees.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.16%	-0.27%
5 Year	1.57%	0.69%
Since Inception*	3.79%	3.15%

Class B Shares
1 Year	3.36%	-0.64%
5 Year	0.84%	0.84%
Since Inception*	3.05%	3.05%

Class C Shares
1 Year	3.36%	2.36%
5 Year	0.84%	0.84%
Since Inception*	3.05%	3.05%

Advisor Class Shares†
1 Year	4.46%	4.46%
5 Year	1.85%	1.85%
Since Inception*	4.08%	4.08%

Class R Shares†
1 Year	3.90%	3.90%
5 Year	1.36%	1.36%
Since Inception*	3.56%	3.56%

Class K Shares†
1 Year	4.15%	4.15%
5 Year	1.62%	1.62%
Since Inception*	3.84%	3.84%

Class I Shares†
1 Year	4.43%	4.43%
5 Year	1.89%	1.89%
Since Inception*	4.09%	4.09%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.02%, 2.74%, 2.77%, 1.73%, 2.30%, 2.04%, and 1.71%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81%, and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	3.95%
5 Years	0.33%
Since Inception*	3.28%

Class B Shares
1 Year	3.83%
5 Years	0.49%
Since Inception*	3.17%

Class C Shares
1 Year	6.83%
5 Years	0.49%
Since Inception*	3.18%

Advisor Class Shares†
1 Year	8.90%
5 Year	1.48%
Since Inception*	4.19%

Class R Shares†
1 Year	8.30%
5 Year	1.00%
Since Inception*	3.68%

Class K Shares†
1 Year	8.60%
5 Year	1.26%
Since Inception*	3.96%

Class I Shares†
1 Year	8.87%
5 Year	1.51%
Since Inception*	4.21%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	4.47%	0.01%
5 Year	1.10%	0.23%
Since Inception*	3.55%	2.92%

Class B Shares
1 Year	3.75%	-0.25%
5 Year	0.39%	0.39%
Since Inception*	2.83%	2.83%

Class C Shares
1 Year	3.75%	2.75%
5 Year	0.39%	0.39%
Since Inception*	2.81%	2.81%

Advisor Class Shares†
1 Year	4.87%	4.87%
5 Year	1.41%	1.41%
Since Inception*	3.86%	3.86%

Class R Shares†
1 Year	4.28%	4.28%
5 Year	0.88%	0.88%
Since Inception*	3.32%	3.32%

Class K Shares†
1 Year	4.42%	4.42%
5 Year	1.14%	1.14%
Since Inception*	3.59%	3.59%

Class I Shares†
1 Year	4.79%	4.79%
5 Year	1.41%	1.41%
Since Inception*	3.85%	3.85%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.86%, 2.58%, 2.63%, 1.58%, 2.20%, 1.90%, and 1.58%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87%, and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	5.47%
5 Years	-0.17%
Since Inception*	3.08%

Class B Shares
1 Year	5.31%
5 Years	0.00%
Since Inception*	2.98%

Class C Shares
1 Year	8.33%
5 Years	-0.02%
Since Inception*	2.96%

Advisor Class Shares†
1 Year	10.43%
5 Year	1.00%
Since Inception*	4.01%

Class R Shares†
1 Year	9.87%
5 Year	0.50%
Since Inception*	3.48%

Class K Shares†
1 Year	10.11%
5 Year	0.74%
Since Inception*	3.75%

Class I Shares†
1 Year	10.37%
5 Year	0.99%
Since Inception*	4.01%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.01%	0.57%
5 Year	0.58%	-0.29%
Since Inception*	3.40%	2.77%

Class B Shares
1 Year	4.34%	0.34%
5 Year	-0.12%	-0.12%
Since Inception*	2.68%	2.68%

Class C Shares
1 Year	4.28%	3.28%
5 Year	-0.15%	-0.15%
Since Inception*	2.67%	2.67%

Advisor Class Shares†
1 Year	5.28%	5.28%
5 Year	0.85%	0.85%
Since Inception*	3.69%	3.69%

Class R Shares†
1 Year	4.76%	4.76%
5 Year	0.34%	0.34%
Since Inception*	3.18%	3.18%

Class K Shares†
1 Year	5.05%	5.05%
5 Year	0.61%	0.61%
Since Inception*	3.45%	3.45%

Class I Shares†
1 Year	5.32%	5.32%
5 Year	0.88%	0.88%
Since Inception*	3.72%	3.72%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.20%, 1.94%, 1.94%, 0.89%, 1.53%, 1.24%, and 0.92%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89%, and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	7.30%
5 Years	-0.74%
Since Inception*	2.96%

Class B Shares
1 Year	7.30%
5 Years	-0.58%
Since Inception*	2.86%

Class C Shares
1 Year	10.25%
5 Years	-0.61%
Since Inception*	2.86%

Advisor Class Shares†
1 Year	12.42%
5 Year	0.41%
Since Inception*	3.89%

Class R Shares†
1 Year	11.91%
5 Year	-0.08%
Since Inception*	3.38%

Class K Shares†
1 Year	12.19%
5 Year	0.17%
Since Inception*	3.65%

Class I Shares†
1 Year	12.47%
5 Year	0.42%
Since Inception*	3.90%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.20%	0.74%
5 Year	-0.20%	-1.06%
Since Inception*	3.09%	2.46%

Class B Shares
1 Year	4.46%	0.46%
5 Year	-0.89%	-0.89%
Since Inception*	2.39%	2.39%

Class C Shares
1 Year	4.43%	3.43%
5 Year	-0.90%	-0.90%
Since Inception*	2.38%	2.38%

Advisor Class Shares†
1 Year	5.59%	5.59%
5 Year	0.11%	0.11%
Since Inception*	3.42%	3.42%

Class R Shares†
1 Year	5.08%	5.08%
5 Year	-0.39%	-0.39%
Since Inception*	2.90%	2.90%

Class K Shares†
1 Year	5.35%	5.35%
5 Year	-0.14%	-0.14%
Since Inception*	3.16%	3.16%

Class I Shares†
1 Year	5.64%	5.64%
5 Year	0.12%	0.12%
Since Inception*	3.43%	3.43%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.15%, 1.87%, 1.88%, 0.85%, 1.52%, 1.21%, and 0.87%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93%, and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns
Class A Shares
1 Year	8.59%
5 Years	-1.50%
Since Inception*	2.70%

Class B Shares
1 Year	8.74%
5 Years	-1.33%
Since Inception*	2.62%

Class C Shares
1 Year	11.71%
5 Years	-1.32%
Since Inception*	2.61%

Advisor Class Shares†
1 Year	13.81%
5 Year	-0.32%
Since Inception*	3.65%

Class R Shares†
1 Year	13.22%
5 Year	-0.83%
Since Inception*	3.12%

Class K Shares†
1 Year	13.46%
5 Year	-0.59%
Since Inception*	3.37%

Class I Shares†
1 Year	13.87%
5 Year	-0.33%
Since Inception*	3.66%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.15%	0.69%
5 Year	-1.01%	-1.87%
Since Inception*	2.67%	2.04%

Class B Shares
1 Year	4.49%	0.49%
5 Year	-1.71%	-1.71%
Since Inception*	1.95%	1.95%

Class C Shares
1 Year	4.41%	3.41%
5 Year	-1.69%	-1.69%
Since Inception*	1.97%	1.97%

Advisor Class Shares†
1 Year	5.38%	5.38%
5 Year	-0.74%	-0.74%
Since Inception*	2.97%	2.97%

Class R Shares†
1 Year	4.92%	4.92%
5 Year	-1.22%	-1.22%
Since Inception*	2.47%	2.47%

Class K Shares†
1 Year	5.24%	5.24%
5 Year	-0.97%	-0.97%
Since Inception*	2.72%	2.72%

Class I Shares†
1 Year	5.42%	5.42%
5 Year	-0.74%	-0.74%
Since Inception*	2.97%	2.97%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.13%, 1.86%, 1.86%, 0.83%, 1.48%, 1.17%, and 0.84%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97%, and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	9.52%
5 Years	-2.33%
Since Inception*	2.29%

Class B Shares
1 Year	9.50%
5 Years	-2.19%
Since Inception*	2.19%

Class C Shares
1 Year	12.52%
5 Years	-2.17%
Since Inception*	2.20%

Advisor Class Shares†
1 Year	14.65%
5 Year	-1.21%
Since Inception*	3.21%

Class R Shares†
1 Year	14.12%
5 Year	-1.68%
Since Inception*	2.72%

Class K Shares†
1 Year	14.41%
5 Year	-1.44%
Since Inception*	2.96%

Class I Shares†
1 Year	14.69%
5 Year	-1.19%
Since Inception*	3.22%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.39%	0.91%
5 Year	-1.72%	-2.57%
Since Inception*	2.62%	1.99%

Class B Shares
1 Year	4.64%	0.64%
5 Year	-2.39%	-2.39%
Since Inception*	1.89%	1.89%

Class C Shares
1 Year	4.59%	3.59%
5 Year	-2.42%	-2.42%
Since Inception*	1.89%	1.89%

Advisor Class Shares†
1 Year	5.61%	5.61%
5 Year	-1.44%	-1.44%
Since Inception*	2.90%	2.90%

Class R Shares†
1 Year	5.07%	5.07%
5 Year	-1.92%	-1.92%
Since Inception*	2.41%	2.41%

Class K Shares†
1 Year	5.43%	5.43%
5 Year	-1.66%	-1.66%
Since Inception*	2.66%	2.66%

Class I Shares†
1 Year	5.70%	5.70%
5 Year	-1.42%	-1.42%
Since Inception*	2.93%	2.93%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.17%, 1.92%, 1.93%, 0.88%, 1.52%, 1.19%, and 0.88%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99%, and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	10.81%
5 Years	-3.05%
Since Inception*	2.26%

Class B Shares
1 Year	10.95%
5 Years	-2.88%
Since Inception*	2.15%

Class C Shares
1 Year	14.00%
5 Years	-2.86%
Since Inception*	2.17%

Advisor Class Shares†
1 Year	16.15%
5 Year	-1.90%
Since Inception*	3.19%

Class R Shares†
1 Year	15.51%
5 Year	-2.39%
Since Inception*	2.68%

Class K Shares†
1 Year	15.87%
5 Year	-2.14%
Since Inception*	2.93%

Class I Shares†
1 Year	16.25%
5 Year	-1.87%
Since Inception*	3.21%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.44%	0.99%
5 Year	-2.23%	-3.06%
Since Inception*	2.09%	1.47%

Class B Shares
1 Year	4.70%	0.70%
5 Year	-2.91%	-2.91%
Since Inception*	1.36%	1.36%

Class C Shares
1 Year	4.74%	3.74%
5 Year	-2.93%	-2.93%
Since Inception*	1.36%	1.36%

Advisor Class Shares†
1 Year	5.78%	5.78%
5 Year	-1.93%	-1.93%
Since Inception*	2.39%	2.39%

Class R Shares†
1 Year	5.17%	5.17%
5 Year	-2.44%	-2.44%
Since Inception*	1.91%	1.91%

Class K Shares†
1 Year	5.46%	5.46%
5 Year	-2.19%	-2.19%
Since Inception*	2.14%	2.14%

Class I Shares†
1 Year	5.63%	5.63%
5 Year	-1.96%	-1.96%
Since Inception*	2.37%	2.37%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.23%, 1.97%, 1.94%, 0.93%, 1.55%, 1.25%, and 0.93%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	12.13%
5 Years	-3.54%
Since Inception*	1.78%

Class B Shares
1 Year	12.34%
5 Years	-3.38%
Since Inception*	1.66%

Class C Shares
1 Year	15.39%
5 Years	-3.39%
Since Inception*	1.67%

Advisor Class Shares†
1 Year	17.54%
5 Year	-2.41%
Since Inception*	2.70%

Class R Shares†
1 Year	16.85%
5 Year	-2.92%
Since Inception*	2.20%

Class K Shares†
1 Year	17.25%
5 Year	-2.66%
Since Inception*	2.44%

Class I Shares†
1 Year	17.52%
5 Year	-2.42%
Since Inception*	2.69%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.36%	0.88%
5 Year	-2.75%	-3.6%
Since Inception*	1.78%	1.15%

Class B Shares
1 Year	4.76%	0.76%
5 Year	-3.41%	-3.41%
Since Inception*	1.07%	1.07%

Class C Shares
1 Year	4.67%	3.67%
5 Year	-3.43%	-3.43%
Since Inception*	1.06%	1.06%

Advisor Class Shares†
1 Year	5.76%	5.76%
5 Year	-2.47%	-2.47%
Since Inception*	2.07%	2.07%

Class R Shares†
1 Year	5.25%	5.25%
5 Year	-2.94%	-2.94%
Since Inception*	1.56%	1.56%

Class K Shares†
1 Year	5.52%	5.52%
5 Year	-2.69%	-2.69%
Since Inception*	1.83%	1.83%

Class I Shares†
1 Year	5.80%	5.80%
5 Year	-2.45%	-2.45%
Since Inception*	2.09%	2.09%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.28%, 2.02%, 2.04%, 0.99%, 1.60%, 1.29%, and 0.98%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	13.20%
5 Years	-4.04%
Since Inception*	1.50%

Class B Shares
1 Year	13.28%
5 Years	-3.87%
Since Inception*	1.40%

Class C Shares
1 Year	16.31%
5 Years	-3.88%
Since Inception*	1.40%

Advisor Class Shares†
1 Year	18.55%
5 Year	-2.91%
Since Inception*	2.41%

Class R Shares†
1 Year	17.91%
5 Year	-3.40%
Since Inception*	1.89%

Class K Shares†
1 Year	18.11%
5 Year	-3.15%
Since Inception*	2.16%

Class I Shares†
1 Year	18.50%
5 Year	-2.90%
Since Inception*	2.42%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.52%	1.00%
5 Year	-2.75%	-3.59%
Since Inception*	1.91%	1.28%

Class B Shares
1 Year	4.68%	0.68%
5 Year	-3.45%	-3.45%
Since Inception*	1.19%	1.19%

Class C Shares
1 Year	4.85%	3.85%
5 Year	-3.42%	-3.42%
Since Inception*	1.21%	1.21%

Advisor Class Shares†
1 Year	5.82%	5.82%
5 Year	-2.46%	-2.46%
Since Inception*	2.21%	2.21%

Class R Shares†
1 Year	5.37%	5.37%
5 Year	-2.94%	-2.94%
Since Inception*	1.72%	1.72%

Class K Shares†
1 Year	5.59%	5.59%
5 Year	-2.71%	-2.71%
Since Inception*	1.97%	1.97%

Class I Shares†
1 Year	5.86%	5.86%
5 Year	-2.46%	-2.46%
Since Inception*	2.22%	2.22%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.30%, 2.04%, 2.09%, 1.01%, 1.62%, 1.31%, and 0.99%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	13.82%
5 Years	-4.03%
Since Inception*	1.64%

Class B Shares
1 Year	14.12%
5 Years	-3.87%
Since Inception*	1.55%

Class C Shares
1 Year	17.18%
5 Years	-3.86%
Since Inception*	1.56%

Advisor Class Shares†
1 Year	19.37%
5 Year	-2.90%
Since Inception*	2.57%

Class R Shares†
1 Year	18.82%
5 Year	-3.37%
Since Inception*	2.07%

Class K Shares†
1 Year	19.02%
5 Year	-3.15%
Since Inception*	2.32%

Class I Shares†
1 Year	19.38%
5 Year	-2.88%
Since Inception*	2.58%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.75%	1.24%
5 Year	-2.92%	-3.76%
Since Inception*	1.77%	1.15%

Class B Shares
1 Year	5.02%	1.02%
5 Year	-3.58%	-3.58%
Since Inception*	1.07%	1.07%

Class C Shares
1 Year	5.06%	4.06%
5 Year	-3.59%	-3.59%
Since Inception*	1.06%	1.06%

Advisor Class Shares†
1 Year	6.19%	6.19%
5 Year	-2.6%	-2.6%
Since Inception*	2.08%	2.08%

Class R Shares†
1 Year	5.45%	5.45%
5 Year	-3.12%	-3.12%
Since Inception*	1.56%	1.56%

Class K Shares†
1 Year	5.84%	5.84%
5 Year	-2.85%	-2.85%
Since Inception*	1.83%	1.83%

Class I Shares†
1 Year	6.06%	6.06%
5 Year	-2.62%	-2.62%
Since Inception*	2.07%	2.07%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.46%, 2.23%, 2.25%, 1.16%, 1.72%, 1.40%, and 1.08%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 9/1/05 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	14.89%
5 Years	-4.14%
Since Inception*	1.52%

Class B Shares
1 Year	15.28%
5 Years	-3.98%
Since Inception*	1.43%

Class C Shares
1 Year	18.08%
5 Years	-4.00%
Since Inception*	1.41%

Advisor Class Shares†
1 Year	20.41%
5 Year	-3.01%
Since Inception*	2.45%

Class R Shares†
1 Year	19.82%
5 Year	-3.50%
Since Inception*	1.93%

Class K Shares†
1 Year	20.07%
5 Year	-3.27%
Since Inception*	2.18%

Class I Shares†
1 Year	20.40%
5 Year	-3.02%
Since Inception*	2.44%

*	Inception date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.74%	1.27%
5 Year	-1.8%	-2.66%
Since Inception*	-2.01%	-2.82%

Class B Shares
1 Year	5.06%	1.06%
5 Year	-2.49%	-2.49%
Since Inception*	-2.69%	-2.69%

Class C Shares
1 Year	5.13%	4.13%
5 Year	-2.45%	-2.45%
Since Inception*	-2.65%	-2.65%

Advisor Class Shares†
1 Year	6.10%	6.10%
5 Year	-1.51%	-1.51%
Since Inception*	-1.71%	-1.71%

Class R Shares†
1 Year	5.61%	5.61%
5 Year	-2.01%	-2.01%
Since Inception*	-2.21%	-2.21%

Class K Shares†
1 Year	5.81%	5.81%
5 Year	-1.72%	-1.72%
Since Inception*	-1.93%	-1.93%

Class I Shares†
1 Year	6.25%	6.25%
5 Year	-1.5%	-1.5%
Since Inception*	-1.70%	-1.70%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 2.79%, 3.59%, 3.52%, 2.52%, 2.96%, 2.68%, and 2.34%, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	15.30%
5 Years	-3.37%
Since Inception*	-2.26%

Class B Shares
1 Year	15.57%
5 Years	-3.22%
Since Inception*	-2.14%

Class C Shares
1 Year	18.61%
5 Years	-3.18%
Since Inception*	-2.11%

Advisor Class Shares†
1 Year	20.76%
5 Year	-2.24%
Since Inception*	-1.16%

Class R Shares†
1 Year	20.28%
5 Year	-2.72%
Since Inception*	-1.64%

Class K Shares†
1 Year	20.62%
5 Year	-2.45%
Since Inception*	-1.37%

Class I Shares†
1 Year	20.93%
5 Year	-2.24%
Since Inception*	-1.16%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	5.95%	1.45%
5 Year	-2.22%	-3.07%
Since Inception*	-2.43%	-3.24%

Class B Shares
1 Year	5.16%	1.16%
5 Year	-2.90%	-2.90%
Since Inception*	-3.11%	-3.11%

Class C Shares
1 Year	5.14%	4.14%
5 Year	-2.93%	-2.93%
Since Inception*	-3.13%	-3.13%

Advisor Class Shares†
1 Year	6.18%	6.18%
5 Year	-1.99%	-1.99%
Since Inception*	-2.19%	-2.19%

Class R Shares†
1 Year	5.63%	5.63%
5 Year	-2.45%	-2.45%
Since Inception*	-2.65%	-2.65%

Class K Shares†
1 Year	5.94%	5.94%
5 Year	-2.17%	-2.17%
Since Inception*	-2.38%	-2.38%

Class I Shares†
1 Year	6.16%	6.16%
5 Year	-1.93%	-1.93%
Since Inception*	-2.14%	-2.14%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 8.56%, 9.41%, 9.14%, 9.46%, 7.98%, 7.71%, and 7.43% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01%, and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 6/29/07 for all share classes.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
SEC Returns

Class A Shares
1 Year	15.53%
5 Years	-3.77%
Since Inception*	-2.68%

Class B Shares
1 Year	15.87%
5 Years	-3.61%
Since Inception*	-2.55%

Class C Shares
1 Year	18.87%
5 Years	-3.63%
Since Inception*	-2.58%

Advisor Class Shares†
1 Year	21.07%
5 Year	-2.71%
Since Inception*	-1.64%

Class R Shares†
1 Year	20.44%
5 Year	-3.14%
Since Inception*	-2.09%

Class K Shares†
1 Year	20.67%
5 Year	-2.89%
Since Inception*	-1.83%

Class I Shares†
1 Year	20.87%
5 Year	-2.66%
Since Inception*	-1.59%

*	Inception date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2012
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	12.75%
5 Year	-3.63%
Since Inception*	1.45%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	16.99%
5 Year	1.37%
Since Inception*	4.51%

AllianceBernstein International Value Portfolio
1 Year	-6.69%
5 Year	-10.27%
Since Inception*	0.24%

AllianceBernstein International Growth Portfolio
1 Year	-7.19%
5 Year	-7.84%
Since Inception*	0.07%

Alliance Bernstein Short Duration Bond Portfolio
1 Year	1.24%
5 Year	2.50%
Since Inception*	2.91%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.98%
5 Year	7.55%
Since Inception*	6.42%

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	6.59%
5 Year	7.45%
Since Inception*	6.12%

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF AUGUST 31, 2012
NAV/SEC Returns†

AllianceBernstein High-Yield Portfolio
1 Year	13.95%
5 Year	10.28%
Since Inception*	9.07%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	14.21%
5 Years	3.22%
Since Inception*	6.31%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	17.77%
5 Year	7.46%
Since Inception*	11.22%

AllianceBernstein Multi-Asset Real Return Potfolio
1 Year	-0.45%
5 Year	-2.54%
Since Inception*	4.50%

AllianceBernstein Volatility Management Portfolio
1 Year	3.10%
Since Inception**	4.48%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
NAV/SEC Returns†

AllianceBernstein U.S. Value Portfolio
1 Year	26.78%
5 Year	-3.52%
Since Inception*	1.89%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	32.22%
5 Year	0.85%
Since Inception*	4.89%

AllianceBernstein International Value Portfolio
1 Year	8.59%
5 Year	-10.60%
Since Inception*	0.68%

AllianceBernstein International Growth Portfolio
1 Year	11.67%
5 Year	-8.74%
Since Inception*	0.50%

AllianceBernstein Short Duration Bond Portfolio
1 Year	1.74%
5 Year	2.42%
Since Inception*	2.91%

AllianceBernstein Global Core Bond Portfolio
1 Year	6.96%
5 Year	7.53%
Since Inception*	6.42%

*	Inception date: 5/20/05.

See Disclosures, Risks and Note about Historical Performance on pages 6-8.

(Historical Performance continued on next page)

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS† AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2012)
NAV/SEC Returns†

AllianceBernstein Bond Inflation Protection Portfolio
1 Year	8.77%
5 Year	7.42%
Since Inception*	6.19%

AllianceBernstein High-Yield Portfolio
1 Year	19.86%
5 Year	10.02%
Since Inception*	9.19%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	29.88%
5 Years	3.35%
Since Inception*	6.50%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	31.02%
5 Year	6.73%
Since Inception*	11.29%

AllianceBernstein Multi-Asset Real Return Potfolio
1 Year	17.23%
5 Year	-3.20%
Since Inception*	4.81%

AllianceBernstein Volatility Management Portfolio
1 Year	3.51%
Since Inception**	4.70%

*	Inception date: 5/20/05.

**	Inception date: 4/16/10.

†	These Portfolios are offered at NAV and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant NAV without a sales charge or other fee. However, there may be sales charges in connection with purchases of other AllianceBernstein funds which invest in these Underlying Portfolios. Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. The Underlying Portfolios are not currently offered for direct investment from the general public. The Underlying Portfolios do not bear sales charges or management fees.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2000 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.90	$4.28	0.85%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%
Class B
Actual	$1,000	$998.10	$7.73	1.54%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%
Class C
Actual	$1,000	$998.10	$7.73	1.54%
Hypothetical**	$1,000	$1,017.39	$7.81	1.54%

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Advisor Class
Actual	$1,000	$1,002.80	$2.72	0.54%
Hypothetical**	$1,000	$1,022.42	$2.75	0.54%
Class R
Actual	$1,000	$1,000.00	$5.23	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class K
Actual	$1,000	$1,001.90	$3.98	0.79%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%
Class I
Actual	$1,000	$1,002.90	$2.67	0.53%
Hypothetical**	$1,000	$1,022.47	$2.69	0.53%

2005 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$997.10	$4.42	0.88%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%
Class B
Actual	$1,000	$993.20	$7.92	1.58%
Hypothetical**	$1,000	$1,017.19	$8.01	1.58%
Class C
Actual	$1,000	$993.20	$7.92	1.58%
Hypothetical**	$1,000	$1,017.19	$8.01	1.58%
Advisor Class
Actual	$1,000	$998.10	$2.91	0.58%
Hypothetical**	$1,000	$1,022.22	$2.95	0.58%
Class R
Actual	$1,000	$996.10	$5.42	1.08%
Hypothetical**	$1,000	$1,019.71	$5.48	1.08%
Class K
Actual	$1,000	$996.10	$4.16	0.83%
Hypothetical**	$1,000	$1,020.96	$4.22	0.83%
Class I
Actual	$1,000	$998.10	$2.91	0.58%
Hypothetical**	$1,000	$1,022.22	$2.95	0.58%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$993.20	$4.51	0.90%
Hypothetical**	$1,000	$1,020.61	$4.57	0.90%
Class B
Actual	$1,000	$989.20	$8.00	1.60%
Hypothetical**	$1,000	$1,017.09	$8.11	1.60%
Class C
Actual	$1,000	$989.20	$8.00	1.60%
Hypothetical**	$1,000	$1,017.09	$8.11	1.60%
Advisor Class
Actual	$1,000	$993.20	$3.01	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%
Class R
Actual	$1,000	$991.20	$5.51	1.10%
Hypothetical**	$1,000	$1,019.61	$5.58	1.10%
Class K
Actual	$1,000	$992.20	$4.26	0.85%
Hypothetical**	$1,000	$1,020.86	$4.32	0.85%
Class I
Actual	$1,000	$994.20	$3.01	0.60%
Hypothetical**	$1,000	$1,022.12	$3.05	0.60%

2015 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$987.40	$4.70	0.94%
Hypothetical**	$1,000	$1,020.41	$4.77	0.94%
Class B
Actual	$1,000	$984.40	$8.18	1.64%
Hypothetical**	$1,000	$1,016.89	$8.31	1.64%
Class C
Actual	$1,000	$984.30	$8.18	1.64%
Hypothetical**	$1,000	$1,016.89	$8.31	1.64%
Advisor Class
Actual	$1,000	$989.40	$3.20	0.64%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%
Class R
Actual	$1,000	$987.40	$5.70	1.14%
Hypothetical**	$1,000	$1,019.41	$5.79	1.14%
Class K
Actual	$1,000	$988.40	$4.45	0.89%
Hypothetical**	$1,000	$1,020.66	$4.52	0.89%
Class I
Actual	$1,000	$990.30	$3.20	0.64%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$983.20	$4.89	0.98%
Hypothetical**	$1,000	$1,020.21	$4.98	0.98%
Class B
Actual	$1,000	$980.10	$8.36	1.68%
Hypothetical**	$1,000	$1,016.69	$8.52	1.68%
Class C
Actual	$1,000	$980.10	$8.36	1.68%
Hypothetical**	$1,000	$1,016.69	$8.52	1.68%
Advisor Class
Actual	$1,000	$985.30	$3.39	0.68%
Hypothetical**	$1,000	$1,021.72	$3.46	0.68%
Class R
Actual	$1,000	$982.20	$5.88	1.18%
Hypothetical**	$1,000	$1,019.20	$5.99	1.18%
Class K
Actual	$1,000	$983.30	$4.64	0.93%
Hypothetical**	$1,000	$1,020.46	$4.72	0.93%
Class I
Actual	$1,000	$984.30	$3.39	0.68%
Hypothetical**	$1,000	$1,021.72	$3.46	0.68%

2025 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$979.40	$4.98	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class B
Actual	$1,000	$975.30	$8.44	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Class C
Actual	$1,000	$975.30	$8.44	1.70%
Hypothetical**	$1,000	$1,016.59	$8.62	1.70%
Advisor Class
Actual	$1,000	$980.50	$3.48	0.70%
Hypothetical**	$1,000	$1,021.62	$3.56	0.70%
Class R
Actual	$1,000	$977.50	$5.96	1.20%
Hypothetical**	$1,000	$1,019.10	$6.09	1.20%
Class K
Actual	$1,000	$979.50	$4.73	0.95%
Hypothetical**	$1,000	$1,020.36	$4.82	0.95%
Class I
Actual	$1,000	$980.50	$3.48	0.70%
Hypothetical**	$1,000	$1,021.62	$3.56	0.70%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$975.30	$5.06	1.02%
Hypothetical**	$1,000	$1,020.01	$5.18	1.02%
Class B
Actual	$1,000	$971.10	$8.52	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Class C
Actual	$1,000	$972.10	$8.53	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Advisor Class
Actual	$1,000	$976.40	$3.58	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$974.30	$6.05	1.22%
Hypothetical**	$1,000	$1,019.00	$6.19	1.22%
Class K
Actual	$1,000	$975.30	$4.82	0.97%
Hypothetical**	$1,000	$1,020.26	$4.93	0.97%
Class I
Actual	$1,000	$976.30	$3.58	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%

2035 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$970.30	$5.05	1.02%
Hypothetical**	$1,000	$1,020.01	$5.18	1.02%
Class B
Actual	$1,000	$968.10	$8.51	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Class C
Actual	$1,000	$967.10	$8.50	1.72%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%
Advisor Class
Actual	$1,000	$972.40	$3.57	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%
Class R
Actual	$1,000	$970.20	$6.04	1.22%
Hypothetical**	$1,000	$1,019.00	$6.19	1.22%
Class K
Actual	$1,000	$971.30	$4.81	0.97%
Hypothetical**	$1,000	$1,020.26	$4.93	0.97%
Class I
Actual	$1,000	$972.30	$3.57	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.10	$5.15	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class B
Actual	$1,000	$964.90	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Class C
Actual	$1,000	$965.00	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Advisor Class
Actual	$1,000	$970.10	$3.66	0.74%
Hypothetical**	$1,000	$1,021.42	$3.76	0.74%
Class R
Actual	$1,000	$967.90	$6.13	1.24%
Hypothetical**	$1,000	$1,018.90	$6.29	1.24%
Class K
Actual	$1,000	$968.90	$4.90	0.99%
Hypothetical**	$1,000	$1,020.16	$5.03	0.99%
Class I
Actual	$1,000	$970.00	$3.66	0.74%
Hypothetical**	$1,000	$1,021.42	$3.76	0.74%

2045 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$967.50	$5.14	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class B
Actual	$1,000	$965.10	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Class C
Actual	$1,000	$965.10	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Advisor Class
Actual	$1,000	$969.50	$3.66	0.74%
Hypothetical**	$1,000	$1,021.42	$3.76	0.74%
Class R
Actual	$1,000	$967.20	$6.13	1.24%
Hypothetical**	$1,000	$1,018.90	$6.29	1.24%
Class K
Actual	$1,000	$968.20	$4.90	0.99%
Hypothetical**	$1,000	$1,020.16	$5.03	0.99%
Class I
Actual	$1,000	$969.20	$3.66	0.74%
Hypothetical**	$1,000	$1,021.42	$3.76	0.74%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

2050 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.70	$5.15	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class B
Actual	$1,000	$964.90	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Class C
Actual	$1,000	$965.00	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Advisor Class
Actual	$1,000	$970.10	$3.71	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class R
Actual	$1,000	$967.40	$6.13	1.24%
Hypothetical**	$1,000	$1,018.90	$6.29	1.24%
Class K
Actual	$1,000	$968.60	$4.90	0.99%
Hypothetical**	$1,000	$1,020.16	$5.03	0.99%
Class I
Actual	$1,000	$971.00	$3.62	0.73%
Hypothetical**	$1,000	$1,021.47	$3.71	0.73%

2055 Retirement Strategy

	Beginning Account Value March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.00	$5.14	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class B
Actual	$1,000	$964.80	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Class C
Actual	$1,000	$964.70	$8.59	1.74%
Hypothetical**	$1,000	$1,016.39	$8.82	1.74%
Advisor Class
Actual	$1,000	$969.40	$3.66	0.74%
Hypothetical**	$1,000	$1,021.42	$3.76	0.74%
Class R
Actual	$1,000	$966.40	$6.13	1.24%
Hypothetical**	$1,000	$1,018.90	$6.29	1.24%
Class K
Actual	$1,000	$967.90	$4.90	0.99%
Hypothetical**	$1,000	$1,020.16	$5.03	0.99%
Class I
Actual	$1,000	$969.10	$3.61	0.73%
Hypothetical**	$1,000	$1,021.47	$3.71	0.73%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $22,695

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $22,710

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $83,169

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $197,729

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $280,453

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $242,780

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $210,734

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $152,364

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $127,741

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $91,334

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $22,464

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($thousand): $6,464

*	All data are as of August 31, 2012. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 266-426. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 33. Additional performance for the Underlying Portfolios may be found on pages 58-61.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2000 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 101.3%
The AllianceBernstein Pooling Portfolios - Fixed Income – 61.0%
Bond Inflation Protection Portfolio	309,024	$3,467,253
Global Core Bond Portfolio	440,596	4,846,555
High-Yield Portfolio	27,989	288,565
Short Duration Bond Portfolio	547,349	5,232,656

		13,835,029

The AllianceBernstein Pooling Portfolios - Equity – 40.3%
International Growth Portfolio	105,889	798,406
International Value Portfolio	123,706	790,481
Multi-Asset Real Return Portfolio	184,559	1,600,126
Small-Mid Cap Growth Portfolio	15,245	201,694
Small-Mid Cap Value Portfolio	17,114	200,570
U.S. Large Cap Growth Portfolio	86,690	1,066,284
U.S. Value Portfolio	121,230	1,058,337
Volatility Management Portfolio	335,557	3,436,104

		9,152,002

Total Investments – 101.3% (cost $21,756,294)		22,987,031
Other assets less liabilities – (1.3)%		(291,620)

Net Assets – 100.0%		$22,695,411

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

2000 Retirement Strategy—Portfolio of Investments

2005 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 50.2%
International Growth Portfolio	140,596	$1,060,093
International Value Portfolio	163,632	1,045,609
Multi-Asset Real Return Portfolio	204,096	1,769,510
Small-Mid Cap Growth Portfolio	21,695	287,022
Small-Mid Cap Value Portfolio	24,321	285,043
U.S. Large Cap Growth Portfolio	108,705	1,337,067
U.S. Value Portfolio	152,551	1,331,774
Volatility Management Portfolio	417,856	4,278,848

		11,394,966

The AllianceBernstein Pooling Portfolios - Fixed Income – 50.1%
Bond Inflation Protection Portfolio	305,077	3,422,967
Global Core Bond Portfolio	367,498	4,042,476
High-Yield Portfolio	83,156	857,338
Short Duration Bond Portfolio	321,145	3,070,143

		11,392,924

Total Investments – 100.3% (cost $19,765,609)		22,787,890
Other assets less liabilities – (0.3)%		(77,656)

Net Assets – 100.0%		$22,710,234

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2005 Retirement Strategy—Portfolio of Investments

2010 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.8%
The AllianceBernstein Pooling Portfolios - Equity – 60.4%
International Growth Portfolio	684,789	$5,163,309
International Value Portfolio	800,290	5,113,852
Multi-Asset Real Return Portfolio	893,435	7,746,083
Small-Mid Cap Growth Portfolio	110,805	1,465,958
Small-Mid Cap Value Portfolio	125,031	1,465,367
U.S. Large Cap Growth Portfolio	506,742	6,232,924
U.S. Value Portfolio	716,633	6,256,203
Volatility Management Portfolio	1,633,808	16,730,190

		50,173,886

The AllianceBernstein Pooling Portfolios - Fixed Income – 40.4%
Bond Inflation Protection Portfolio	1,086,031	12,185,273
Global Core Bond Portfolio	1,146,917	12,616,084
High-Yield Portfolio	488,992	5,041,509
Short Duration Bond Portfolio	395,267	3,778,754

		33,621,620

Total Investments – 100.8% (cost $70,655,632)		83,795,506
Other assets less liabilities – (0.8)%		(626,907)

Net Assets – 100.0%		$83,168,599

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

2010 Retirement Strategy—Portfolio of Investments

2015 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.3%
The AllianceBernstein Pooling Portfolios - Equity – 68.6%
International Growth Portfolio	2,034,487	$15,340,033
International Value Portfolio	2,364,393	15,108,473
Multi-Asset Real Return Portfolio	2,283,470	19,797,686
Small-Mid Cap Growth Portfolio	359,347	4,754,158
Small-Mid Cap Value Portfolio	405,323	4,750,382
U.S. Large Cap Growth Portfolio	1,470,118	18,082,451
U.S. Value Portfolio	2,072,808	18,095,619
Volatility Management Portfolio	3,874,720	39,677,129

		135,605,931

The AllianceBernstein Pooling Portfolios - Fixed Income – 31.7%
Bond Inflation Protection Portfolio	2,046,274	22,959,191
Global Core Bond Portfolio	2,350,474	25,855,213
High-Yield Portfolio	1,354,923	13,969,261

		62,783,665

Total Investments – 100.3% (cost $167,258,410)		198,389,596
Other assets less liabilities – (0.3)%		(661,078)

Net Assets – 100.0%		$197,728,518

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2015 Retirement Strategy—Portfolio of Investments

2020 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.5%
The AllianceBernstein Pooling Portfolios - Equity – 75.7%
International Growth Portfolio	3,409,151	$25,704,997
International Value Portfolio	3,972,393	25,383,590
Multi-Asset Real Return Portfolio	3,244,708	28,131,620
Small-Mid Cap Growth Portfolio	671,469	8,883,527
Small-Mid Cap Value Portfolio	757,655	8,879,714
U.S. Large Cap Growth Portfolio	2,403,793	29,566,657
U.S. Value Portfolio	3,381,679	29,522,061
Volatility Management Portfolio	5,509,155	56,413,748

		212,485,914

The AllianceBernstein Pooling Portfolios - Fixed Income – 24.8%
Bond Inflation Protection Portfolio	1,643,011	18,434,588
Global Core Bond Portfolio	2,831,922	31,151,139
High-Yield Portfolio	1,927,217	19,869,606

		69,455,333

Total Investments – 100.5% (cost $241,837,082)		281,941,247
Other assets less liabilities – (0.5)%		(1,488,593)

Net Assets – 100.0%		$280,452,654

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

2020 Retirement Strategy—Portfolio of Investments

2025 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.2%
The AllianceBernstein Pooling Portfolios - Equity – 82.6%
International Growth Portfolio	3,506,534	$26,439,267
International Value Portfolio	4,093,758	26,159,114
Multi-Asset Real Return Portfolio	2,589,505	22,451,006
Small-Mid Cap Growth Portfolio	718,182	9,501,542
Small-Mid Cap Value Portfolio	810,384	9,497,705
U.S. Large Cap Growth Portfolio	2,470,531	30,387,536
U.S. Value Portfolio	3,481,279	30,391,568
Volatility Management Portfolio	4,460,582	45,676,354

		200,504,092

The AllianceBernstein Pooling Portfolios - Fixed Income – 17.6%
Bond Inflation Protection Portfolio	434,966	4,880,323
Global Core Bond Portfolio	1,893,848	20,832,327
High-Yield Portfolio	1,661,436	17,129,405

		42,842,055

Total Investments – 100.2% (cost $209,441,874)		243,346,147
Other assets less liabilities – (0.2)%		(565,906)

Net Assets – 100.0%		$242,780,241

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2025 Retirement Strategy—Portfolio of Investments

2030 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.7%
The AllianceBernstein Pooling Portfolios - Equity – 88.6%
International Growth Portfolio	3,674,362	$27,704,691
International Value Portfolio	4,310,652	27,545,064
Multi-Asset Real Return Portfolio	1,897,917	16,454,942
Small-Mid Cap Growth Portfolio	742,093	9,817,895
Small-Mid Cap Value Portfolio	837,362	9,813,887
U.S. Large Cap Growth Portfolio	2,579,260	31,724,897
U.S. Value Portfolio	3,644,115	31,813,126
Volatility Management Portfolio	3,106,349	31,809,009

		186,683,511

The AllianceBernstein Pooling Portfolios - Fixed Income – 12.1%
Global Core Bond Portfolio	1,162,930	12,792,229
High-Yield Portfolio	1,239,781	12,782,137

		25,574,366

Total Investments – 100.7% (cost $180,555,557)		212,257,877
Other assets less liabilities – (0.7)%		(1,524,205)

Net Assets – 100.0%		$210,733,672

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

2030 Retirement Strategy—Portfolio of Investments

2035 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.4%
The AllianceBernstein Pooling Portfolios - Equity – 92.8%
International Growth Portfolio	3,049,367	$22,992,231
International Value Portfolio	3,550,875	22,690,089
Multi-Asset Real Return Portfolio	1,059,507	9,185,928
Small-Mid Cap Growth Portfolio	626,232	8,285,045
Small-Mid Cap Value Portfolio	703,523	8,245,288
U.S. Large Cap Growth Portfolio	2,145,470	26,389,277
U.S. Value Portfolio	3,022,655	26,387,780
Volatility Management Portfolio	1,682,476	17,228,557

		141,404,195

The AllianceBernstein Pooling Portfolios - Fixed Income – 7.6%
Global Core Bond Portfolio	697,679	7,674,469
High-Yield Portfolio	371,683	3,832,050

		11,506,519

Total Investments – 100.4% (cost $130,939,324)		152,910,714
Other assets less liabilities – (0.4)%		(546,480)

Net Assets – 100.0%		$152,364,234

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2035 Retirement Strategy—Portfolio of Investments

2040 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.6%
The AllianceBernstein Pooling Portfolios - Equity – 95.5%
International Growth Portfolio	2,811,390	$21,197,881
International Value Portfolio	3,288,175	21,011,438
Multi-Asset Real Return Portfolio	741,433	6,428,221
Small-Mid Cap Growth Portfolio	573,865	7,592,239
Small-Mid Cap Value Portfolio	649,470	7,611,788
U.S. Large Cap Growth Portfolio	1,973,786	24,277,561
U.S. Value Portfolio	2,779,949	24,268,956
Volatility Management Portfolio	938,593	9,611,196

		121,999,280

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	586,367	6,450,035

Total Investments – 100.6% (cost $106,821,019)		128,449,315
Other assets less liabilities – (0.6)%		(708,333)

Net Assets – 100.0%		$127,740,982

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

2040 Retirement Strategy—Portfolio of Investments

2045 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 101.9%
The AllianceBernstein Pooling Portfolios - Equity – 96.7%
International Growth Portfolio	2,157,564	$16,268,030
International Value Portfolio	2,515,787	16,075,881
Multi-Asset Real Return Portfolio	538,934	4,672,562
Small-Mid Cap Growth Portfolio	443,018	5,861,128
Small-Mid Cap Value Portfolio	498,839	5,846,388
U.S. Large Cap Growth Portfolio	1,515,229	18,637,322
U.S. Value Portfolio	2,137,181	18,657,589
Volatility Management Portfolio	226,940	2,323,869

		88,342,769

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.2%
Global Core Bond Portfolio	429,160	4,720,757

Total Investments – 101.9% (cost $78,285,537)		93,063,526
Other assets less liabilities – (1.9)%		(1,730,024)

Net Assets – 100.0%		$91,333,502

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2045 Retirement Strategy—Portfolio of Investments

2050 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 95.0%
International Growth Portfolio	534,984	$4,033,778
International Value Portfolio	627,643	4,010,637
Multi-Asset Real Return Portfolio	128,924	1,117,775
Small-Mid Cap Growth Portfolio	110,936	1,467,682
Small-Mid Cap Value Portfolio	125,211	1,467,476
U.S. Large Cap Growth Portfolio	376,321	4,628,748
U.S. Value Portfolio	529,038	4,618,502

		21,344,598

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	103,445	1,137,896

Total Investments – 100.1% (cost $19,530,497)		22,482,494
Other assets less liabilities – (0.1)%		(18,090)

Net Assets – 100.0%		$22,464,404

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

2050 Retirement Strategy—Portfolio of Investments

2055 RETIREMENT STRATEGY

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

MUTUAL FUNDS – 100.1%
The AllianceBernstein Pooling Portfolios - Equity – 95.0%
International Growth Portfolio	154,639	$1,165,979
International Value Portfolio	181,424	1,159,301
Multi-Asset Real Return Portfolio	37,259	323,037
Small-Mid Cap Growth Portfolio	31,805	420,780
Small-Mid Cap Value Portfolio	35,741	418,881
U.S. Large Cap Growth Portfolio	108,160	1,330,364
U.S. Value Portfolio	151,790	1,325,130

		6,143,472

The AllianceBernstein Pooling Portfolios - Fixed Income – 5.1%
Global Core Bond Portfolio	29,773	327,501

Total Investments – 100.1% (cost $5,873,262)		6,470,973
Other assets less liabilities – (0.1)%		(7,278)

Net Assets – 100.0%		$6,463,695

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

2055 Retirement Strategy—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

August 31, 2012

2000 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $21,756,294)	$22,987,031
Receivable for capital stock sold	34,867

Total assets	23,021,898

Liabilities
Payable for capital stock redeemed	208,657
Advisory fee payable	30,755
Audit fee payable	28,868
Registration fee payable	19,741
Distribution fee payable	4,923
Payable for investments purchased	1,772
Transfer Agent fee payable	751
Accrued expenses	31,020

Total liabilities	326,487

Net Assets	$22,695,411

Composition of Net Assets
Capital stock, at par	$2,152
Additional paid-in capital	22,255,750
Undistributed net investment income	135,930
Accumulated net realized loss on investment transactions	(929,158)
Net unrealized appreciation on investments	1,230,737

$22,695,411

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,166,663	294,693	$10.75	*

B	$181,989	17,036	$10.68

C	$463,279	43,525	$10.64

Advisor	$60,002	5,557	$10.80

R	$1,137,438	107,192	$10.61

K	$14,161,221	1,348,745	$10.50

I	$3,524,819	335,090	$10.52

*	The maximum offering price per share for Class A shares was $11.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Assets & Liabilities

2005 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $19,765,609)	$22,787,890
Receivable for investments sold	92,782
Receivable for capital stock sold	23,643
Receivable due from Adviser	5,398

Total assets	22,909,713

Liabilities
Payable for capital stock redeemed	120,535
Audit fee payable	29,868
Registration fee payable	19,624
Legal fee payable	11,028
Distribution fee payable	5,645
Transfer Agent fee payable	960
Accrued expenses	11,819

Total liabilities	199,479

Net Assets	$22,710,234

Composition of Net Assets
Capital stock, at par	$2,214
Additional paid-in capital	28,015,845
Undistributed net investment income	28,417
Accumulated net realized loss on investment transactions	(8,358,523)
Net unrealized appreciation on investments	3,022,281

$22,710,234

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$7,611,869	741,427	$10.27	*

B	$304,681	29,766	$10.24

C	$248,279	24,366	$10.19

Advisor	$461,153	44,693	$10.32

R	$2,552,099	249,705	$10.22

K	$9,452,466	921,757	$10.25

I	$2,079,687	202,494	$10.27

*	The maximum offering price per share for Class A shares was $10.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2010 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $70,655,632)	$83,795,506
Receivable for capital stock sold	102,528

Total assets	83,898,034

Liabilities
Payable for capital stock redeemed	571,834
Payable for investments purchased	24,193
Distribution fee payable	21,074
Advisory fee payable	21,060
Administrative fee payable	10,509
Transfer Agent fee payable	1,540
Accrued expenses	79,225

Total liabilities	729,435

Net Assets	$83,168,599

Composition of Net Assets
Capital stock, at par	$8,158
Additional paid-in capital	103,893,921
Undistributed net investment income	272,221
Accumulated net realized loss on investment transactions	(34,145,575)
Net unrealized appreciation on investments	13,139,874

$83,168,599

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,330,561	2,390,986	$10.18	*

B	$426,296	42,220	$10.10

C	$2,096,878	208,493	$10.06

Advisor	$5,656,837	553,378	$10.22

R	$9,552,586	938,122	$10.18

K	$36,508,388	3,575,502	$10.21

I	$4,597,053	449,528	$10.23

*	The maximum offering price per share for Class A shares was $10.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Assets & Liabilities

2015 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $167,258,410)	$198,389,596
Receivable for capital stock sold	254,267
Receivable for investments sold	31,474

Total assets	198,675,337

Liabilities
Payable for capital stock redeemed	539,683
Advisory fee payable	210,068
Distribution fee payable	51,199
Administrative fee payable	20,254
Transfer Agent fee payable	1,300
Accrued expenses	124,315

Total liabilities	946,819

Net Assets	$197,728,518

Composition of Net Assets
Capital stock, at par	$19,366
Additional paid-in capital	221,265,155
Undistributed net investment income	512,219
Accumulated net realized loss on investment transactions	(55,199,408)
Net unrealized appreciation on investments	31,131,186

$197,728,518

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$59,820,278	5,873,395	$10.18	*

B	$1,581,257	156,670	$10.09

C	$5,156,799	512,392	$10.06

Advisor	$3,662,193	356,902	$10.26

R	$26,931,404	2,641,601	$10.20

K	$86,772,054	8,477,031	$10.24

I	$13,804,533	1,348,479	$10.24

*	The maximum offering price per share for Class A shares was $10.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2020 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $241,837,082)	$281,941,247
Receivable for capital stock sold	385,221

Total assets	282,326,468

Liabilities
Payable for capital stock redeemed	1,475,015
Advisory fee payable	190,213
Distribution fee payable	68,672
Payable for investments purchased	23,454
Administrative fee payable	9,329
Transfer Agent fee payable	2,410
Accrued expenses	104,721

Total liabilities	1,873,814

Net Assets	$280,452,654

Composition of Net Assets
Capital stock, at par	$28,079
Additional paid-in capital	313,099,389
Undistributed net investment income	588,295
Accumulated net realized loss on investment transactions	(73,367,274)
Net unrealized appreciation on investments	40,104,165

$280,452,654

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$72,536,403	7,278,327	$9.97	*

B	$1,684,301	170,906	$9.86

C	$5,405,037	547,835	$9.87

Advisor	$4,805,356	479,247	$10.03

R	$38,244,117	3,841,405	$9.96

K	$128,651,189	12,854,450	$10.01

I	$29,126,251	2,906,707	$10.02

*	The maximum offering price per share for Class A shares was $10.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Assets & Liabilities

2025 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $209,441,874)	$243,346,147
Receivable for capital stock sold	316,723

Total assets	243,662,870

Liabilities
Payable for capital stock redeemed	494,002
Advisory fee payable	154,033
Distribution fee payable	61,147
Payable for investments purchased	33,780
Administrative fee payable	16,087
Transfer Agent fee payable	15,419
Accrued expenses	108,161

Total liabilities	882,629

Net Assets	$242,780,241

Composition of Net Assets
Capital stock, at par	$24,240
Additional paid-in capital	273,004,221
Undistributed net investment income	365,180
Accumulated net realized loss on investment transactions	(64,517,673)
Net unrealized appreciation on investments	33,904,273

$242,780,241

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$65,744,732	6,575,249	$10.00	*

B	$1,172,109	118,754	$9.87

C	$4,254,058	430,810	$9.87

Advisor	$3,239,518	322,317	$10.05

R	$33,543,178	3,350,305	$10.01

K	$118,521,649	11,819,676	$10.03

I	$16,304,997	1,622,499	$10.05

*	The maximum offering price per share for Class A shares was $10.44 which reflects a sales charge of 4.25%.

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2030 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $180,555,557)	$212,257,877
Receivable for capital stock sold	472,361

Total assets	212,730,238

Liabilities
Payable for capital stock redeemed	1,466,971
Payable for investments purchased	298,459
Distribution fee payable	54,824
Advisory fee payable	42,111
Transfer Agent fee payable	10,065
Administrative fee payable	9,629
Accrued expenses	114,507

Total liabilities	1,996,566

Net Assets	$210,733,672

Composition of Net Assets
Capital stock, at par	$21,351
Additional paid-in capital	228,621,228
Undistributed net investment income	98,497
Accumulated net realized loss on investment transactions	(49,709,724)
Net unrealized appreciation on investments	31,702,320

$210,733,672

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$59,593,356	6,039,656	$9.87	*

B	$960,312	98,512	$9.75

C	$4,832,228	495,854	$9.75

Advisor	$2,995,369	301,787	$9.93

R	$34,876,507	3,538,294	$9.86

K	$90,629,084	9,174,039	$9.88

I	$16,846,816	1,702,619	$9.89

*	The maximum offering price per share for Class A shares was $10.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Assets & Liabilities

2035 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $130,939,324)	$152,910,714
Receivable for capital stock sold	287,834
Receivable for investments sold	165,490
Receivable due from Adviser	492

Total assets	153,364,530

Liabilities
Payable for capital stock redeemed	835,972
Distribution fee payable	36,878
Administrative fee payable	9,859
Transfer Agent fee payable	6,659
Accrued expenses	110,928

Total liabilities	1,000,296

Net Assets	$152,364,234

Composition of Net Assets
Capital stock, at par	$15,542
Additional paid-in capital	163,798,034
Undistributed net investment income	575,975
Accumulated net realized loss on investment transactions	(33,996,707)
Net unrealized appreciation on investments	21,971,390

$152,364,234

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$38,154,816	3,888,341	$9.81	*

B	$723,513	74,529	$9.71

C	$3,015,310	310,458	$9.71

Advisor	$3,834,800	388,908	$9.86

R	$21,448,249	2,197,947	$9.76

K	$69,370,105	7,072,617	$9.81

I	$15,817,441	1,608,796	$9.83

*	The maximum offering price per share for Class A shares was $10.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2040 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $106,821,019)	$128,449,315
Receivable for capital stock sold	293,504

Total assets	128,742,819

Liabilities
Payable for capital stock redeemed	762,253
Payable for investments purchased	80,327
Distribution fee payable	31,564
Advisory fee payable	15,597
Administrative fee payable	9,559
Transfer Agent fee payable	6,156
Accrued expenses	96,381

Total liabilities	1,001,837

Net Assets	$127,740,982

Composition of Net Assets
Capital stock, at par	$12,787
Additional paid-in capital	130,913,823
Undistributed net investment income	415,151
Accumulated net realized loss on investment transactions	(25,229,075)
Net unrealized appreciation on investments	21,628,296

$127,740,982

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$35,232,921	3,519,689	$10.01	*

B	$842,525	85,153	$9.89

C	$2,519,083	254,042	$9.92

Advisor	$4,398,179	436,737	$10.07

R	$22,256,686	2,235,375	$9.96

K	$47,774,066	4,785,861	$9.98

I	$14,717,522	1,469,700	$10.01

*	The maximum offering price per share for Class A shares was $10.45 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Statement of Assets & Liabilities

2045 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $78,285,537)	$93,063,526
Receivable for capital stock sold	223,293
Receivable for investments sold	1,457

Total assets	93,288,276

Liabilities
Payable for capital stock redeemed	1,818,802
Distribution fee payable	22,315
Administrative fee payable	9,580
Advisory fee payable	7,797
Transfer Agent fee payable	3,447
Accrued expenses	92,833

Total liabilities	1,954,774

Net Assets	$91,333,502

Composition of Net Assets
Capital stock, at par	$9,349
Additional paid-in capital	91,310,953
Distributions in excess of net investment income	(67,795)
Accumulated net realized loss on investment transactions	(14,696,994)
Net unrealized appreciation on investments	14,777,989

$91,333,502

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$25,489,060	2,597,965	$9.81	*

B	$320,599	33,125	$9.68

C	$1,806,814	186,925	$9.67

Advisor	$6,623,263	671,286	$9.87

R	$16,214,470	1,667,562	$9.72

K	$32,339,370	3,317,619	$9.75

I	$8,539,926	874,182	$9.77

*	The maximum offering price per share for Class A shares was $10.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

2050 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $19,530,497)	$22,482,494
Receivable for capital stock sold	107,788
Receivable due from Adviser	4,283

Total assets	22,594,565

Liabilities
Payable for investments purchased	29,027
Audit fee payable	28,767
Registration fee payable	22,108
Payable for capital stock redeemed	15,253
Legal fee payable	11,212
Transfer Agent fee payable	6,465
Distribution fee payable	4,478
Accrued expenses	12,851

Total liabilities	130,161

Net Assets	$22,464,404

Composition of Net Assets
Capital stock, at par	$2,798
Additional paid-in capital	19,638,373
Undistributed net investment income	6,871
Accumulated net realized loss on investment transactions	(135,635)
Net unrealized appreciation on investments	2,951,997

$22,464,404

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,769,978	591,503	$8.06	*

B	$31,680	3,974	$7.97

C	$344,873	43,111	$8.00

Advisor	$91,272	11,235	$8.12

R	$3,403,530	425,260	$8.00

K	$7,617,198	950,749	$8.01

I	$6,205,873	772,232	$8.04

*	The maximum offering price per share for Class A shares was $8.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Statement of Assets & Liabilities

2055 Retirement Strategy
Assets
Investments in affiliated Underlying Portfolios, at value (cost $5,873,262)	$6,470,973
Receivable for capital stock sold	79,513
Receivable due from Adviser	4,341

Total assets	6,554,827

Liabilities
Audit fee payable	28,807
Payable for investments purchased	17,704
Registration fee payable	14,127
Legal fee payable	11,300
Payable for capital stock redeemed	7,898
Custody fee payable	6,028
Distribution fee payable	1,325
Transfer Agent fee payable	260
Accrued expenses	3,683

Total liabilities	91,132

Net Assets	$6,463,695

Composition of Net Assets
Capital stock, at par	$819
Additional paid-in capital	5,948,765
Undistributed net investment income	50,014
Accumulated net realized loss on investment transactions	(133,614)
Net unrealized appreciation on investments	597,711

$6,463,695

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,215,539	148,785	$8.17	*

B	$30,704	3,868	$7.94

C	$190,814	24,094	$7.92

Advisor	$46,065	5,598	$8.23

R	$749,727	96,588	$7.76

K	$2,563,183	327,257	$7.83

I	$1,667,663	212,372	$7.85

*	The maximum offering price per share for Class A shares was $8.53 which reflects a sales charge of 4.25%.

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended August 31, 2012

	2000 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$895,002

Expenses
Advisory fee (see Note B)	$153,246
Distribution fee – Class A	14,001
Distribution fee – Class B	1,678
Distribution fee – Class C	4,741
Distribution fee – Class R	6,744
Distribution fee – Class K	45,067
Transfer agency – Class A	16,128
Transfer agency – Class B	575
Transfer agency – Class C	1,565
Transfer agency – Advisor Class	1,478
Transfer agency – Class R	3,507
Transfer agency – Class K	32,804
Transfer agency – Class I	2,332
Registration fees	82,965
Custodian	70,296
Administrative	63,200
Audit	34,500
Legal	27,813
Printing	13,631
Directors’ fees	5,278
Miscellaneous	7,454

Total expenses	589,003
Less: expenses waived and reimbursed by the Adviser (see Note B)	(369,098)

Net expenses		219,905

Net investment income		675,097

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,848,902
Net realized gain distributions from affiliated Underlying Portfolios		383,339
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(1,779,917)

Net gain on investment transactions		452,324

Net Increase in Net Assets from Operations		$1,127,421

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Operations

	2005 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$934,809

Expenses
Advisory fee (see Note B)	$157,519
Distribution fee – Class A	38,159
Distribution fee – Class B	3,128
Distribution fee – Class C	2,980
Distribution fee – Class R	13,910
Distribution fee – Class K	25,743
Transfer agency – Class A	19,777
Transfer agency – Class B	320
Transfer agency – Class C	400
Transfer agency – Advisor Class	619
Transfer agency – Class R	7,233
Transfer agency – Class K	19,324
Transfer agency – Class I	1,572
Registration fees	81,964
Custodian	70,296
Administrative	63,200
Audit	34,500
Legal	27,314
Printing	10,361
Directors’ fees	5,085
Miscellaneous	7,473

Total expenses	590,877
Less: expenses waived and reimbursed by the Adviser (see Note B)	(340,846)

Net expenses		250,031

Net investment income		684,778

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,491,716
Net realized gain distributions from affiliated Underlying Portfolios		443,067
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(1,397,038)

Net gain on investment transactions		537,745

Net Increase in Net Assets from Operations		$1,222,523

See notes to financial statements.

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2010 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$3,921,985

Expenses
Advisory fee (see Note B)	$624,075
Distribution fee – Class A	102,685
Distribution fee – Class B	4,778
Distribution fee – Class C	23,692
Distribution fee – Class R	57,049
Distribution fee – Class K	125,177
Transfer agency – Class A	42,153
Transfer agency – Class B	852
Transfer agency – Class C	3,236
Transfer agency – Advisor Class	13,512
Transfer agency – Class R	28,673
Transfer agency – Class K	93,704
Transfer agency – Class I	4,585
Registration fees	102,009
Custodian	70,296
Administrative	58,403
Audit	34,500
Legal	28,547
Printing	14,459
Directors’ fees	5,085
Miscellaneous	8,767

Total expenses	1,446,237
Less: expenses waived and reimbursed by the Adviser (see Note B)	(452,047)

Net expenses		994,190

Net investment income		2,927,795

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		4,873,005
Net realized gain distributions from affiliated Underlying Portfolios		1,965,791
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		(4,530,259)

Net gain on investment transactions		2,308,537

Net Increase in Net Assets from Operations		$5,236,332

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Statement of Operations

	2015 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$7,835,464

Expenses
Advisory fee (see Note B)	$1,496,847
Distribution fee – Class A	199,572
Distribution fee – Class B	18,886
Distribution fee – Class C	51,628
Distribution fee – Class R	149,068
Distribution fee – Class K	249,915
Transfer agency – Class A	36,248
Transfer agency – Class B	1,862
Transfer agency – Class C	3,502
Transfer agency – Advisor Class	3,238
Transfer agency – Class R	73,739
Transfer agency – Class K	187,282
Transfer agency – Class I	26,633
Registration fees	80,424
Custodian	70,296
Administrative	68,148
Audit	34,500
Legal	33,057
Printing	27,632
Directors’ fees	5,084
Miscellaneous	14,245

Total expenses	2,831,806
Less: expenses waived and reimbursed by the Adviser (see Note B)	(566,100)

Net expenses		2,265,706

Net investment income		5,569,758

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		1,853,279
Net realized gain distributions from affiliated Underlying Portfolios		4,394,951
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		367,637

Net gain on investment transactions		6,615,867

Net Increase in Net Assets from Operations		$12,185,625

See notes to financial statements.

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2020 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$9,309,946

Expenses
Advisory fee (see Note B)	$1,940,615
Distribution fee – Class A	241,146
Distribution fee – Class B	18,125
Distribution fee – Class C	57,509
Distribution fee – Class R	205,574
Distribution fee – Class K	400,984
Transfer agency – Class A	97,841
Transfer agency – Class B	2,954
Transfer agency – Class C	8,660
Transfer agency – Advisor Class	8,021
Transfer agency – Class R	105,930
Transfer agency – Class K	300,364
Transfer agency – Class I	16,738
Registration fees	80,508
Custodian	70,297
Administrative	56,924
Audit	34,500
Printing	28,884
Legal	27,750
Directors’ fees	5,084
Miscellaneous	14,378

Total expenses	3,722,786
Less: expenses waived and reimbursed by the Adviser (see Note B)	(600,085)

Net expenses		3,122,701

Net investment income		6,187,245

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(4,080,724)
Net realized gain distributions from affiliated Underlying Portfolios		6,194,748
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		7,793,149

Net gain on investment transactions		9,907,173

Net Increase in Net Assets from Operations		$16,094,418

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Statement of Operations

	2025 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$6,798,950

Expenses
Advisory fee (see Note B)	$1,602,575
Distribution fee – Class A	228,508
Distribution fee – Class B	11,949
Distribution fee – Class C	39,582
Distribution fee – Class R	186,853
Distribution fee – Class K	318,810
Transfer agency – Class A	86,347
Transfer agency – Class B	1,740
Transfer agency – Class C	5,620
Transfer agency – Advisor Class	5,301
Transfer agency – Class R	91,512
Transfer agency – Class K	239,283
Transfer agency – Class I	11,194
Registration fees	80,041
Custodian	70,297
Administrative	63,732
Audit	34,500
Printing	32,021
Legal	27,309
Directors’ fees	5,274
Miscellaneous	12,655

Total expenses	3,155,103
Less: expenses waived and reimbursed by the Adviser (see Note B)	(499,730)

Net expenses		2,655,373

Net investment income		4,143,577

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(5,674,237)
Net realized gain distributions from affiliated Underlying Portfolios		5,241,868
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		9,870,975

Net gain on investment transactions		9,438,606

Net Increase in Net Assets from Operations		$13,582,183

See notes to financial statements.

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2030 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$5,576,858

Expenses
Advisory fee (see Note B)	$1,530,057
Distribution fee – Class A	197,669
Distribution fee – Class B	10,273
Distribution fee – Class C	45,371
Distribution fee – Class R	189,848
Distribution fee – Class K	264,193
Transfer agency – Class A	130,541
Transfer agency – Class B	2,539
Transfer agency – Class C	11,442
Transfer agency – Advisor Class	7,597
Transfer agency – Class R	94,910
Transfer agency – Class K	196,204
Transfer agency – Class I	12,731
Registration fees	74,164
Custodian	70,296
Administrative	57,100
Audit	34,500
Printing	30,832
Legal	26,630
Directors’ fees	4,364
Miscellaneous	12,648

Total expenses	3,003,909
Less: expenses waived and reimbursed by the Adviser (see Note B)	(601,723)

Net expenses		2,402,186

Net investment income		3,174,672

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(4,175,817)
Net realized gain distributions from affiliated Underlying Portfolios		4,891,276
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		9,099,605

Net gain on investment transactions		9,815,064

Net Increase in Net Assets from Operations		$12,989,736

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Statement of Operations

	2035 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$3,475,676

Expenses
Advisory fee (see Note B)	$1,074,894
Distribution fee – Class A	133,228
Distribution fee – Class B	7,920
Distribution fee – Class C	28,314
Distribution fee – Class R	114,607
Distribution fee – Class K	188,631
Transfer agency – Class A	105,491
Transfer agency – Class B	2,279
Transfer agency – Class C	8,440
Transfer agency – Advisor Class	10,456
Transfer agency – Class R	58,298
Transfer agency – Class K	134,542
Transfer agency – Class I	10,867
Registration fees	73,300
Custodian	70,296
Administrative	57,380
Audit	34,500
Printing	27,933
Legal	27,712
Directors’ fees	5,074
Miscellaneous	10,562

Total expenses	2,184,724
Less: expenses waived and reimbursed by the Adviser (see Note B)	(521,373)

Net expenses		1,663,351

Net investment income		1,812,325

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(4,059,117)
Net realized gain distributions from affiliated Underlying Portfolios		3,669,714
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		7,842,595

Net gain on investment transactions		7,453,192

Net Increase in Net Assets from Operations		$9,265,517

See notes to financial statements.

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2040 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,850,149

Expenses
Advisory fee (see Note B)	$914,984
Distribution fee – Class A	118,430
Distribution fee – Class B	8,370
Distribution fee – Class C	24,842
Distribution fee – Class R	115,947
Distribution fee – Class K	141,717
Transfer agency – Class A	121,376
Transfer agency – Class B	3,028
Transfer agency – Class C	9,858
Transfer agency – Advisor Class	14,686
Transfer agency – Class R	57,196
Transfer agency – Class K	95,088
Transfer agency – Class I	8,748
Registration fees	73,448
Custodian	70,296
Administrative	58,080
Audit	34,500
Legal	27,613
Printing	21,856
Directors’ fees	4,638
Miscellaneous	8,960

Total expenses	1,933,661
Less: expenses waived and reimbursed by the Adviser (see Note B)	(496,758)

Net expenses		1,436,903

Net investment income		1,413,246

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(1,482,885)
Net realized gain distributions from affiliated Underlying Portfolios		3,275,826
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		5,252,639

Net gain on investment transactions		7,045,580

Net Increase in Net Assets from Operations		$8,458,826

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Statement of Operations

	2045 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$2,027,457

Expenses
Advisory fee (see Note B)	$648,590
Distribution fee – Class A	92,374
Distribution fee – Class B	3,102
Distribution fee – Class C	17,269
Distribution fee – Class R	84,274
Distribution fee – Class K	91,556
Transfer agency – Class A	87,414
Transfer agency – Class B	1,182
Transfer agency – Class C	6,174
Transfer agency – Advisor Class	18,530
Transfer agency – Class R	40,708
Transfer agency – Class K	60,127
Transfer agency – Class I	4,304
Registration fees	72,994
Custodian	70,297
Administrative	57,860
Audit	34,488
Legal	27,930
Printing	22,086
Directors’ fees	4,656
Miscellaneous	8,286

Total expenses	1,454,201
Less: expenses waived and reimbursed by the Adviser (see Note B)	(437,209)

Net expenses		1,016,992

Net investment income		1,010,465

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(1,926,066)
Net realized gain distributions from affiliated Underlying Portfolios		2,239,690
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		4,545,448

Net gain on investment transactions		4,859,072

Net Increase in Net Assets from Operations		$5,869,537

See notes to financial statements.

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2050 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$448,598

Expenses
Advisory fee (see Note B)	$145,249
Distribution fee – Class A	12,921
Distribution fee – Class B	308
Distribution fee – Class C	2,950
Distribution fee – Class R	16,798
Distribution fee – Class K	24,073
Transfer agency – Class A	20,879
Transfer agency – Class B	173
Transfer agency – Class C	1,490
Transfer agency – Advisor Class	3,034
Transfer agency – Class R	8,735
Transfer agency – Class K	19,087
Transfer agency – Class I	2,509
Registration fees	76,950
Custodian	70,296
Administrative	63,500
Audit	36,488
Printing	29,174
Legal	28,370
Directors’ fees	4,656
Miscellaneous	7,674

Total expenses	575,314
Less: expenses waived and reimbursed by the Adviser (see Note B)	(355,139)

Net expenses		220,175

Net investment income		228,423

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of affiliated Underlying Portfolio shares		475,792
Net realized gain distributions from affiliated Underlying Portfolios		499,419
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		306,197

Net gain on investment transactions		1,281,408

Net Increase in Net Assets from Operations		$1,509,831

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Statement of Operations

	2055 Retirement Strategy
Investment Income
Income distributions from affiliated Underlying Portfolios		$107,554

Expenses
Advisory fee (see Note B)	$36,439
Distribution fee – Class A	3,204
Distribution fee – Class B	284
Distribution fee – Class C	1,239
Distribution fee – Class R	3,905
Distribution fee – Class K	6,479
Transfer agency – Class A	16,680
Transfer agency – Class B	456
Transfer agency – Class C	1,945
Transfer agency – Advisor Class	1,338
Transfer agency – Class R	1,989
Transfer agency – Class K	4,764
Transfer agency – Class I	457
Registration fees	70,968
Custodian	68,968
Administrative	63,500
Audit	34,572
Printing	28,295
Legal	14,870
Directors’ fees	4,656
Miscellaneous	6,344

Total expenses	371,352
Less: expenses waived and reimbursed by the Adviser (see Note B)	(315,318)

Net expenses		56,034

Net investment income		51,520

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on sale of affiliated Underlying Portfolio shares		(98,043)
Net realized gain distributions from affiliated Underlying Portfolios		115,956
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios		338,970

Net gain on investment transactions		356,883

Net Increase in Net Assets from Operations		$408,403

See notes to financial statements.

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$675,097	$784,897
Net realized gain on sale of affiliated Underlying Portfolio shares	1,848,902	1,034,420
Net realized gain distributions from affiliated Underlying Portfolios	383,339	115,688
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(1,779,917)	860,105

Net increase in net assets from operations	1,127,421	2,795,110
Dividends to Shareholders from
Net investment income
Class A	(143,095)	(166,738)
Class B	(1,478)	(3,288)
Class C	(6,455)	(14,936)
Advisor Class	(6,390)	(9,591)
Class R	(28,083)	(69,626)
Class K	(495,446)	(549,714)
Class I	(47,866)	(50,202)
Capital Stock Transactions
Net decrease	(7,904,573)	(1,132,983)

Total increase (decrease)	(7,505,965)	798,032
Net Assets
Beginning of period	30,201,376	29,403,344

End of period (including undistributed net investment income of $135,930 and $189,646, respectively)	$22,695,411	$30,201,376

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$684,778	$980,363
Net realized gain on sale of affiliated Underlying Portfolio shares	1,491,716	1,549,913
Net realized gain distributions from affiliated Underlying Portfolios	443,067	161,554
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(1,397,038)	1,513,105

Net increase in net assets from operations	1,222,523	4,204,935
Dividends to Shareholders from
Net investment income
Class A	(346,240)	(627,180)
Class B	(5,210)	(8,245)
Class C	(7,016)	(6,181)
Advisor Class	(18,943)	(14,418)
Class R	(62,999)	(97,183)
Class K	(296,092)	(330,009)
Class I	(27,140)	(13,423)
Capital Stock Transactions
Net decrease	(8,728,139)	(10,402,385)

Total decrease	(8,269,256)	(7,294,089)
Net Assets
Beginning of period	30,979,490	38,273,579

End of period (including undistributed net investment income of $28,417 and $107,279, respectively)	$22,710,234	$30,979,490

See notes to financial statements.

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,927,795	$4,557,847
Net realized gain on sale of affiliated Underlying Portfolio shares	4,873,005	1,204,806
Net realized gain distributions from affiliated Underlying Portfolios	1,965,791	716,960
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	(4,530,259)	14,134,396

Net increase in net assets from operations	5,236,332	20,614,009
Dividends to Shareholders from
Net investment income
Class A	(1,000,258)	(1,706,787)
Class B	(9,392)	(14,645)
Class C	(55,821)	(48,552)
Advisor Class	(327,256)	(456,524)
Class R	(273,546)	(386,463)
Class K	(1,573,287)	(2,081,233)
Class I	(160,556)	(245,050)
Capital Stock Transactions
Net decrease	(53,099,093)	(42,147,465)

Total decrease	(51,262,877)	(26,472,710)
Net Assets
Beginning of period	134,431,476	160,904,186

End of period (including undistributed net investment income of $272,221 and $744,542, respectively)	$83,168,599	$134,431,476

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,569,758	$8,234,688
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	1,853,279	(2,741,250)
Net realized gain distributions from affiliated Underlying Portfolios	4,394,951	1,322,254
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	367,637	32,064,683

Net increase in net assets from operations	12,185,625	38,880,375
Dividends to Shareholders from
Net investment income
Class A	(1,691,828)	(2,691,668)
Class B	(36,538)	(49,253)
Class C	(109,470)	(79,245)
Advisor Class	(129,880)	(393,906)
Class R	(596,848)	(1,076,712)
Class K	(2,621,021)	(3,233,318)
Class I	(1,199,435)	(1,311,504)
Capital Stock Transactions
Net decrease	(88,891,920)	(39,727,467)

Total decrease	(83,091,315)	(9,682,698)
Net Assets
Beginning of period	280,819,833	290,502,531

End of period (including undistributed net investment income of $512,219 and $1,327,481, respectively)	$197,728,518	$280,819,833

See notes to financial statements.

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,187,245	$9,977,247
Net realized loss on sale of affiliated Underlying Portfolio shares	(4,080,724)	(6,552,436)
Net realized gain distributions from affiliated Underlying Portfolios	6,194,748	1,671,964
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	7,793,149	45,897,075

Net increase in net assets from operations	16,094,418	50,993,850
Dividends to Shareholders from
Net investment income
Class A	(1,820,950)	(3,052,445)
Class B	(26,566)	(40,206)
Class C	(83,346)	(108,767)
Advisor Class	(156,610)	(381,402)
Class R	(745,446)	(1,207,396)
Class K	(3,900,377)	(4,964,092)
Class I	(626,608)	(773,509)
Capital Stock Transactions
Net decrease	(88,951,495)	(53,736,080)

Total decrease	(80,216,980)	(13,270,047)
Net Assets
Beginning of period	360,669,634	373,939,681

End of period (including undistributed net investment income of $588,295 and $1,760,953, respectively)	$280,452,654	$360,669,634

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,143,577	$7,783,656
Net realized loss on sale of affiliated Underlying Portfolio shares	(5,674,237)	(9,075,643)
Net realized gain distributions from affiliated Underlying Portfolios	5,241,868	1,214,506
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	9,870,975	43,163,984

Net increase in net assets from operations	13,582,183	43,086,503
Dividends to Shareholders from
Net investment income
Class A	(1,519,249)	(2,892,298)
Class B	(14,375)	(25,640)
Class C	(47,439)	(71,679)
Advisor Class	(94,625)	(274,208)
Class R	(580,730)	(1,043,083)
Class K	(2,616,919)	(3,417,444)
Class I	(321,127)	(433,104)
Capital Stock Transactions
Net decrease	(63,745,621)	(44,457,374)

Total decrease	(55,357,902)	(9,528,327)
Net Assets
Beginning of period	298,138,143	307,666,470

End of period (including undistributed net investment income of $365,180 and $1,416,067, respectively)	$242,780,241	$298,138,143

See notes to financial statements.

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,174,672	$5,939,684
Net realized loss on sale of affiliated Underlying Portfolio shares	(4,175,817)	(9,616,304)
Net realized gain distributions from affiliated Underlying Portfolios	4,891,276	804,874
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	9,099,605	41,820,711

Net increase in net assets from operations	12,989,736	38,948,965
Dividends to Shareholders from
Net investment income
Class A	(1,145,074)	(1,984,492)
Class B	(9,218)	(16,551)
Class C	(39,986)	(66,408)
Advisor Class	(83,483)	(199,484)
Class R	(510,162)	(799,913)
Class K	(1,988,137)	(2,725,822)
Class I	(287,237)	(335,587)
Capital Stock Transactions
Net decrease	(57,074,208)	(44,555,677)

Total decrease	(48,147,769)	(11,734,969)
Net Assets
Beginning of period	258,881,441	270,616,410

End of period (including undistributed net investment income of $98,497 and $987,122, respectively)	$210,733,672	$258,881,441

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,812,325	$3,274,485
Net realized loss on sale of affiliated Underlying Portfolio shares	(4,059,117)	(8,358,290)
Net realized gain distributions from affiliated Underlying Portfolios	3,669,714	425,690
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	7,842,595	30,066,534

Net increase in net assets from operations	9,265,517	25,408,419
Dividends to Shareholders from
Net investment income
Class A	(630,073)	(1,038,884)
Class B	(5,806)	(7,965)
Class C	(17,317)	(28,993)
Advisor Class	(70,786)	(128,461)
Class R	(222,596)	(429,191)
Class K	(1,181,350)	(1,473,894)
Class I	(202,487)	(205,247)
Capital Stock Transactions
Net decrease	(35,794,944)	(21,894,367)

Total increase (decrease)	(28,859,842)	201,417
Net Assets
Beginning of period	181,224,076	181,022,659

End of period (including undistributed net investment income of $575,975 and $1,094,065, respectively)	$152,364,234	$181,224,076

See notes to financial statements.

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,413,246	$2,665,124
Net realized loss on sale of affiliated Underlying Portfolio shares	(1,482,885)	(8,219,680)
Net realized gain distributions from affiliated Underlying Portfolios	3,275,826	217,495
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	5,252,639	28,465,352

Net increase in net assets from operations	8,458,826	23,128,291
Dividends to Shareholders from
Net investment income
Class A	(524,120)	(895,318)
Class B	(5,106)	(7,254)
Class C	(12,026)	(24,261)
Advisor Class	(78,203)	(115,241)
Class R	(221,398)	(377,223)
Class K	(894,407)	(1,177,581)
Class I	(172,627)	(186,447)
Capital Stock Transactions
Net decrease	(31,013,906)	(25,735,108)

Total decrease	(24,462,967)	(5,390,142)
Net Assets
Beginning of period	152,203,949	157,594,091

End of period (including undistributed net investment income of $415,151 and $909,792, respectively)	$127,740,982	$152,203,949

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,010,465	$1,719,893
Net realized loss on sale of affiliated Underlying Portfolio shares	(1,926,066)	(5,196,332)
Net realized gain distributions from affiliated Underlying Portfolios	2,239,690	29,132
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	4,545,448	17,750,959

Net increase in net assets from operations	5,869,537	14,303,652
Dividends to Shareholders from
Net investment income
Class A	(411,744)	(607,796)
Class B	(1,968)	(2,380)
Class C	(11,675)	(11,981)
Advisor Class	(105,245)	(102,799)
Class R	(171,775)	(268,413)
Class K	(610,886)	(671,669)
Class I	(70,960)	(86,414)
Capital Stock Transactions
Net decrease	(20,727,931)	(7,445,964)

Total increase (decrease)	(16,242,647)	5,106,236
Net Assets
Beginning of period	107,576,149	102,469,913

End of period (including distributions in excess of net investment income of ($67,795) and undistributed net investment income of $280,873, respectively)	$91,333,502	$107,576,149

See notes to financial statements.

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

2050 Retirement Strategy
Year Ended August 31, 2012	Year Ended August 31, 2011
Increase in Net Assets from Operations
Net investment income	$228,423	$294,430
Net realized gain on sale of affiliated Underlying Portfolio shares	475,792	954,621
Net realized gain distributions from affiliated Underlying Portfolios	499,419	2,005
Net change in unrealized appreciation/depreciation of investments in affiliated Underlying Portfolios	306,197	1,026,132

Net increase in net assets from operations	1,509,831	2,277,188
Dividends and Distributions to Shareholders from
Net investment income
Class A	(35,789)	(78,953)
Class B	(51)	(293)
Class C	– 0	–	(2,563)
Advisor Class	(5,244)	(19,667)
Class R	(20,755)	(49,324)
Class K	(142,619)	(190,371)
Class I	(17,094)	(19,753)
Net realized gain on investment transactions
Class A	(105,898)	(35,019)
Class B	(842)	(201)
Class C	(6,317)	(1,762)
Advisor Class	(12,312)	(7,512)
Class R	(86,214)	(19,658)
Class K	(362,419)	(65,852)
Class I	(34,507)	(6,138)
Capital Stock Transactions
Net increase	174,381	2,171,988

Total increase	854,151	3,952,110
Net Assets
Beginning of period	21,610,253	17,658,143

End of period (including undistributed net investment income of $6,871 and $0, respectively)	$22,464,404	$21,610,253

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Statement of Changes in Net Assets

2055 Retirement Strategy
Year Ended August 31, 2012	Year Ended August 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$51,520	$65,227
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(98,043)	249,976
Net realized gain distributions from affiliated Underlying Portfolios	115,956	447
Net change in unrealized appreciation/ depreciation of investments in affiliated Underlying Portfolios	338,970	166,769

Net increase in net assets from operations	408,403	482,419
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(4,586)
Class C	(111)	– 0	–
Advisor Class	– 0	–	(1,223)
Class R	(2,465)	(11,681)
Class K	(15,992)	(47,050)
Class I	(1,194)	(1,727)
Net realized gain on investment transactions
Class A	(18,929)	– 0	–
Class B	(570)	– 0	–
Class C	(2,526)	– 0	–
Advisor Class	(1,756)	– 0	–
Class R	(17,043)	– 0	–
Class K	(66,913)	– 0	–
Class I	(3,581)	– 0	–
Capital Stock Transactions
Net increase	1,228,351	629,892

Total increase	1,505,674	1,046,044
Net Assets
Beginning of period	4,958,021	3,911,977

End of period (including undistributed net investment income of $50,014 and $18,256, respectively)	$6,463,695	$4,958,021

See notes to financial statements.

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2012

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 12 portfolios, which are the twelve Strategies. The AllianceBernstein Blended Style Series Global Blend Portfolio and AllianceBernstein Blended Style Series U.S. Large Cap Portfolio, each formerly a series of the Company, ceased operations on November 24, 2008 and August 16, 2011, respectively. Each Strategy is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of The AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m., Eastern Time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategies would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategies. Unobservable inputs reflect the Strategies’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategies’ own assumptions in determining the fair value of investments)

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The following table summarizes the valuation of the Strategies’ investments by the above fair value hierarchy levels as of August 31, 2012:

Investments in Underlying Portfolios*	Level 1	Level 2			Level 3			Total
2000 Retirement Strategy
Mutual Funds	$22,987,031	$	– 0	–	$	– 0	–	$22,987,031

2005 Retirement Strategy
Mutual Funds	22,787,890		– 0	–		– 0	–	22,787,890

2010 Retirement Strategy
Mutual Funds	83,795,506		– 0	–		– 0	–	83,795,506

2015 Retirement Strategy
Mutual Funds	198,389,596		– 0	–		– 0	–	198,389,596

2020 Retirement Strategy
Mutual Funds	281,941,247		– 0	–		– 0	–	281,941,247

2025 Retirement Strategy
Mutual Funds	243,346,147		– 0	–		– 0	–	243,346,147

2030 Retirement Strategy
Mutual Funds	212,257,877		– 0	–		– 0	–	212,257,877

2035 Retirement Strategy
Mutual Funds	152,910,714		– 0	–		– 0	–	152,910,714

2040 Retirement Strategy
Mutual Funds	128,449,315		– 0	–		– 0	–	128,449,315

2045 Retirement Strategy
Mutual Funds	93,063,526		– 0	–		– 0	–	93,063,526

2050 Retirement Strategy
Mutual Funds	22,482,494		– 0	–		– 0	–	22,482,494

2055 Retirement Strategy
Mutual Funds	6,470,973		– 0	–		– 0	–	6,470,973

*	There were no transfers between Level 1 and Level 2 during the reporting period.

3. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategies’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategies’ financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Notes to Financial Statements

5. Class Allocations

All income earned and expenses incurred by the Strategies are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to its net assets. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000, 2005 and 2010	0.55%	0.45%	0.40%
2015, 2020 and 2025(a)	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

(a)	Prior to October 1, 2010, Strategy 2025’s advisory fee rates were 0.65%, 0.55%, and 0.50% of the asset levels described above, respectively.

Such fees are accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (including expenses of the Underlying Portfolios) as follows:

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2050(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055(a)	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Effective June 29, 2007.

For the year ended August 31, 2012, such waivers and reimbursement amounted to:

Strategy	Amount	Strategy	Amount
2000	$305,898	2030	$601,723
2005	277,646	2035	521,373
2010	452,047	2040	496,758
2015	566,100	2045	437,209
2020	600,085	2050	291,639
2025	499,730	2055	251,818

Pursuant to the investment advisory agreement, the Strategies may reimburse the Adviser for certain legal and accounting services provided to the Strategies by the Adviser. For the year ended August 31, 2012, such fees amounted to:

Strategy	Administrative Fees
2000	$63,200
2005	63,200
2010	58,403
2015	68,148
2020	56,924
2025	63,732
2030	57,100
2035	57,380
2040	58,080
2045	57,860
2050	63,500
2055	63,500

For the year ended August 31, 2012 the Adviser voluntarily agreed to waive such fees for the following Strategies:

Strategy	Administrative Fees
2000	$63,200
2005	63,200
2050	63,500
2055	63,500

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Notes to Financial Statements

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended August 31, 2012, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$17,685	2030	$100,667
2005	17,685	2035	70,790
2010	46,880	2040	63,491
2015	91,721	2045	45,167
2020	132,024	2050	17,821
2025	109,081	2055	17,775

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sale of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2012 as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B			Class C
2000	$52	$668	$	– 0	–	$167
2005	282	2,129		413		112
2010	232	3,063		569		– 0	–
2015	1,196	17,987		1,636		560
2020	1,091	17,223		665		320
2025	1,213	19,933		962		221
2030	1,145	17,573		1,140		193
2035	631	20,742		1,175		105
2040	420	13,804		150		122
2045	540	15,305		8		206
2050	107	2,526		– 0	–	12
2055	115	321		– 0	–	– 0	–

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares.

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Since the commencement of the Strategies’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Strategy for Class B, Class C, Class R and Class K as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$60,958	$119,693	$354,706	$1,396,356
2005	74,833	131,266	366,754	722,406
2010	54,955	133,965	554,234	1,057,256
2015	90,302	127,430	706,888	1,239,298
2020	93,628	146,667	814,535	1,632,079
2025	65,481	118,654	739,235	1,558,109
2030	81,702	152,051	783,640	1,421,294
2035	80,868	121,578	597,227	1,307,643
2040	119,746	101,199	659,567	1,095,942
2045	77,431	104,200	593,759	953,742
2050	7,171	29,819	534,514	525,773
2055	23,158	74,002	234,660	706,953

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year ended August 31, 2012 were as follows:

Strategy	Purchases	Sales
2000	$12,122,238	$19,315,877
2005	6,561,341	14,912,791
2010	20,229,618	71,511,312
2015	43,328,447	128,778,379
2020	54,534,293	138,242,181
2025	51,347,727	111,095,980
2030	51,821,848	104,498,924
2035	40,558,766	72,919,638
2040	35,518,998	63,776,053
2045	28,985,318	46,379,392
2050	12,887,792	12,820,089
2055	3,789,393	2,621,780

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Strategy	Cost	Appreciation	(Depreciation)
2000	$22,355,156	$1,234,190	$(602,315)	$631,875
2005	21,638,513	3,022,281	(1,872,904)	1,149,377
2010	77,911,422	13,139,874	(7,255,790)	5,884,084
2015	184,317,500	31,131,186	(17,059,090)	14,072,096
2020	261,524,227	40,368,115	(19,951,095)	20,417,020
2025	235,991,107	34,968,140	(27,613,100)	7,355,040
2030	200,136,089	32,032,928	(19,911,140)	12,121,788
2035	146,822,454	22,615,423	(16,527,163)	6,088,260
2040	118,671,994	21,660,254	(11,882,933)	9,777,321
2045	87,261,484	15,003,801	(9,201,759)	5,802,042
2050	21,032,266	2,973,324	(1,523,096)	1,450,228
2055	6,191,335	626,297	(346,659)	279,638

1. Currency Transactions

A Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis through its investments in an Underlying Portfolio. A Strategy or an Underlying Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. A Strategy or an Underlying Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy or the Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy or an Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	100,208	142,303	$1,059,861	$1,518,420

Shares issued in reinvestment of dividends	14,015	16,100	143,094	166,474

Shares converted from Class B	997	1,041	10,540	11,102

Shares redeemed	(408,035)	(220,876)	(4,326,476)	(2,349,750)

Net decrease	(292,815)	(61,432)	$(3,112,981)	$(653,754)

Class B
Shares sold	5,781	834	$61,866	$9,044

Shares issued in reinvestment of dividends	94	228	979	2,336

Shares converted to Class A	(1,004)	(1,054)	(10,540)	(11,102)

Shares redeemed	(2,066)	(3,050)	(21,972)	(31,481)

Net increase (decrease)	2,805	(3,042)	$30,333	$(31,203)

Class C
Shares sold	5,873	3,446	$61,962	$36,221

Shares issued in reinvestment of dividends	618	1,457	6,285	14,936

Shares redeemed	(13,212)	(38,971)	(137,474)	(412,758)

Net decrease	(6,721)	(34,068)	$(69,227)	$(361,601)

Advisor Class
Shares sold	7,360	16,532	$78,264	$174,231

Shares issued in reinvestment of dividends	624	708	6,390	7,338

Shares redeemed	(22,268)	(72,018)	(232,767)	(763,009)

Net decrease	(14,284)	(54,778)	$(148,113)	$(581,440)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Notes to Financial Statements

	2000 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class R
Shares sold	28,097	39,963	$292,942	$417,263

Shares issued in reinvestment of dividends	2,781	6,833	28,083	69,625

Shares redeemed	(70,108)	(166,658)	(733,130)	(1,743,929)

Net decrease	(39,230)	(119,862)	$(412,105)	$(1,257,041)

Class K
Shares sold	962,993	956,873	$9,911,581	$10,000,092

Shares issued in reinvestment of dividends	49,694	54,232	495,446	547,745

Shares redeemed	(1,591,144)	(863,045)	(16,344,419)	(8,906,678)

Net increase (decrease)	(578,457)	148,060	$(5,937,392)	$1,641,159

Class I
Shares sold	253,078	169,178	$2,558,914	$1,726,767

Shares issued in reinvestment of dividends	4,801	4,966	47,866	50,202

Shares redeemed	(82,520)	(158,518)	(861,868)	(1,666,072)

Net increase	175,359	15,626	$1,744,912	$110,897

	2005 Retirement Strategy
	Shares			Amount
	Year Ended August 31, 2012		Year Ended August 31, 2011	Year Ended August 31, 2012		Year Ended August 31, 2011

Class A
Shares sold	179,301		235,173	$1,796,272		$2,416,439

Shares issued in reinvestment of dividends	35,515		62,742	343,789		624,284

Shares converted from Class B	– 0	–	43	– 0	–	439

Shares redeemed	(999,224)		(1,124,089)	(10,050,903)		(11,520,492)

Net decrease	(784,408)		(826,131)	$(7,910,842)		$(8,479,330)

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2005 Retirement Strategy
Shares	Amount
Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class B
Shares sold	3,589	577	$37,141	$5,915

Shares issued in reinvestment of dividends	439	794	4,256	7,902

Shares converted to Class A	– 0	–	(44)	– 0	–	(439)

Shares redeemed	(5,368)	(14,305)	(54,688)	(144,443)

Net decrease	(1,340)	(12,978)	$(13,291)	$(131,065)

Class C
Shares sold	5,369	4,826	$53,449	$49,462

Shares issued in reinvestment of dividends	727	623	7,016	6,181

Shares redeemed	(15,028)	(9,912)	(150,508)	(98,747)

Net decrease	(8,932)	(4,463)	$(90,043)	$(43,104)

Advisor Class
Shares sold	26,483	68,120	$259,766	$681,661

Shares issued in reinvestment of dividends	1,461	1,445	14,187	14,418

Shares redeemed	(68,977)	(57,834)	(693,408)	(583,369)

Net increase (decrease)	(41,033)	11,731	$(419,455)	$112,710

Class R
Shares sold	33,894	67,937	$336,705	$685,206

Shares issued in reinvestment of dividends	6,528	9,816	62,999	97,183

Shares redeemed	(91,728)	(110,787)	(927,228)	(1,140,331)

Net decrease	(51,306)	(33,034)	$(527,524)	$(357,942)

Class K
Shares sold	410,556	172,941	$4,101,224	$1,768,660

Shares issued in reinvestment of dividends	30,620	33,227	296,093	329,943

Shares redeemed	(538,464)	(389,990)	(5,388,285)	(3,953,513)

Net decrease	(97,288)	(183,822)	$(990,968)	$(1,854,910)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Notes to Financial Statements

	2005 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class I
Shares sold	158,160	46,549	$1,563,870	$465,022

Shares issued in reinvestment of dividends	2,810	1,337	27,140	13,302

Shares redeemed	(36,571)	(12,486)	(367,026)	(127,068)

Net increase	124,399	35,400	$1,223,984	$351,256

	2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	439,669	1,031,538	$4,364,998	$10,465,676

Shares issued in reinvestment of dividends	105,128	171,451	998,713	1,700,790

Shares converted from Class B	2,440	3,601	24,332	36,792

Shares redeemed	(2,210,536)	(3,284,802)	(22,003,005)	(33,713,279)

Net decrease	(1,663,299)	(2,078,212)	$(16,614,962)	$(21,510,021)

Class B
Shares sold	493	2,187	$4,975	$22,490

Shares issued in reinvestment of dividends	924	1,375	8,754	13,583

Shares converted to Class A	(2,456)	(3,625)	(24,332)	(36,792)

Shares redeemed	(10,659)	(21,505)	(106,658)	(218,193)

Net decrease	(11,698)	(21,568)	$(117,261)	$(218,912)

Class C
Shares sold	97,420	65,383	$953,943	$653,959

Shares issued in reinvestment of dividends	5,881	4,919	55,455	48,552

Shares redeemed	(107,006)	(80,298)	(1,066,680)	(813,534)

Net decrease	(3,705)	(9,996)	$(57,282)	$(111,023)

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2010 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Advisor Class
Shares sold	259,801	320,620	$2,590,563	$3,293,276

Shares issued in reinvestment of dividends	34,376	45,836	327,256	456,524

Shares redeemed	(1,110,368)	(457,691)	(10,856,792)	(4,724,396)

Net decrease	(816,191)	(91,235)	$(7,938,973)	$(974,596)

Class R
Shares sold	317,290	421,936	$3,156,034	$4,261,912

Shares issued in reinvestment of dividends	28,733	38,958	273,543	386,463

Shares redeemed	(691,231)	(840,201)	(6,921,970)	(8,579,346)

Net decrease	(345,208)	(379,307)	$(3,492,393)	$(3,930,971)

Class K
Shares sold	789,259	1,488,303	$7,865,715	$15,161,976

Shares issued in reinvestment of dividends	165,088	209,206	1,573,287	2,079,509

Shares redeemed	(3,360,479)	(2,943,875)	(33,523,245)	(30,198,102)

Net decrease	(2,406,132)	(1,246,366)	$(24,084,243)	$(12,956,617)

Class I
Shares sold	447,641	297,290	$4,365,506	$3,063,411

Shares issued in reinvestment of dividends	16,844	24,607	160,360	244,841

Shares redeemed	(528,336)	(565,109)	(5,319,845)	(5,753,577)

Net decrease	(63,851)	(243,212)	$(793,979)	$(2,445,325)

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,424,198	2,991,012	$14,123,030	$30,584,332

Shares issued in reinvestment of dividends	178,649	268,255	1,686,451	2,677,180

Shares converted from Class B	8,618	8,495	86,734	87,904

Shares redeemed	(3,331,670)	(5,670,954)	(33,089,434)	(58,424,857)

Net decrease	(1,720,205)	(2,403,192)	$(17,193,219)	$(25,075,441)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Notes to Financial Statements

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class B
Shares sold	7,330	8,687	$72,331	$89,450

Shares issued in reinvestment of dividends	3,714	4,784	34,907	47,556

Shares converted to Class A	(8,687)	(8,562)	(86,734)	(87,904)

Shares redeemed	(57,008)	(32,440)	(568,215)	(331,585)

Net decrease	(54,651)	(27,531)	$(547,711)	$(282,483)

Class C
Shares sold	203,205	195,022	$1,990,998	$1,991,141

Shares issued in reinvestment of dividends	11,494	7,845	107,816	77,978

Shares redeemed	(138,353)	(128,605)	(1,353,306)	(1,324,204)

Net increase	76,346	74,262	$745,508	$744,915

Advisor Class
Shares sold	155,448	270,761	$1,555,789	$2,787,993

Shares issued in reinvestment of dividends	13,686	39,273	129,880	393,906

Shares redeemed	(1,122,192)	(506,377)	(10,841,507)	(5,198,408)

Net decrease	(953,058)	(196,343)	$(9,155,838)	$(2,016,509)

Class R
Shares sold	824,588	1,114,123	$8,177,487	$11,265,902

Shares issued in reinvestment of dividends	63,087	107,887	596,799	1,076,712

Shares redeemed	(1,482,401)	(2,153,436)	(14,816,869)	(22,236,338)

Net decrease	(594,726)	(931,426)	$(6,042,583)	$(9,893,724)

Class K
Shares sold	1,979,542	2,292,588	$19,676,279	$23,570,517

Shares issued in reinvestment of dividends	276,187	321,678	2,621,021	3,223,214

Shares redeemed	(4,869,865)	(3,636,286)	(48,428,588)	(37,525,031)

Net decrease	(2,614,136)	(1,022,020)	$(26,131,288)	$(10,731,300)

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2015 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class I
Shares sold	1,051,943	2,071,726	$10,288,268	$20,545,120

Shares issued in reinvestment of dividends	123,831	127,954	1,172,679	1,282,105

Shares redeemed	(4,162,534)	(1,393,736)	(42,027,736)	(14,300,150)

Net increase (decrease)	(2,986,760)	805,944	$(30,566,789)	$7,527,075

	2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,809,811	4,035,488	$17,618,919	$40,457,019

Shares issued in reinvestment of dividends	197,519	309,527	1,819,151	3,048,838

Shares converted from Class B	9,071	8,260	88,407	84,292

Shares redeemed	(3,926,037)	(7,477,821)	(38,209,917)	(75,653,234)

Net decrease	(1,909,636)	(3,124,546)	$(18,683,440)	$(32,063,085)

Class B
Shares sold	11,372	18,282	$111,048	$180,074

Shares issued in reinvestment of dividends	2,855	4,064	26,119	39,748

Shares converted to Class A	(9,160)	(8,345)	(88,407)	(84,292)

Shares redeemed	(35,339)	(52,979)	(341,706)	(531,554)

Net decrease	(30,272)	(38,978)	$(292,946)	$(396,024)

Class C
Shares sold	167,356	232,975	$1,611,381	$2,338,971

Shares issued in reinvestment of dividends	8,928	10,945	81,779	107,262

Shares redeemed	(287,592)	(180,122)	(2,771,846)	(1,804,962)

Net increase (decrease)	(111,308)	63,798	$(1,078,686)	$641,271

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Notes to Financial Statements

	2020 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Advisor Class
Shares sold	184,471	313,228	$1,789,191	$3,185,965

Shares issued in reinvestment of dividends	16,930	38,525	156,610	381,402

Shares redeemed	(986,666)	(693,378)	(9,321,418)	(7,041,182)

Net decrease	(785,265)	(341,625)	$(7,375,617)	$(3,473,815)

Class R
Shares sold	788,797	1,842,614	$7,653,134	$18,354,638

Shares issued in reinvestment of dividends	80,935	122,828	745,412	1,207,397

Shares redeemed	(1,558,149)	(2,700,461)	(15,286,013)	(27,234,034)

Net decrease	(688,417)	(735,019)	$(6,887,467)	$(7,671,999)

Class K
Shares sold	3,166,552	3,645,812	$30,872,345	$36,869,878

Shares issued in reinvestment of dividends	422,119	497,785	3,900,376	4,918,112

Shares redeemed	(9,545,899)	(5,203,207)	(93,064,753)	(52,555,395)

Net decrease	(5,957,228)	(1,059,610)	$(58,292,032)	$(10,767,405)

Class I
Shares sold	1,858,656	1,343,712	$17,685,783	$13,572,026

Shares issued in reinvestment of dividends	44,205	56,349	408,450	557,295

Shares redeemed	(1,462,522)	(1,385,350)	(14,435,540)	(14,134,344)

Net increase (decrease)	440,339	14,711	$3,658,693	$(5,023)

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,542,864	3,512,199	$15,006,321	$35,773,089

Shares issued in reinvestment of dividends	164,926	290,378	1,514,024	2,883,447

Shares converted from Class B	7,192	6,065	70,875	62,648

Shares redeemed	(4,588,582)	(6,781,657)	(44,684,613)	(69,089,929)

Net decrease	(2,873,600)	(2,973,015)	$(28,093,393)	$(30,370,745)

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class B
Shares sold	8,773	18,413	$84,500	$182,598

Shares issued in reinvestment of dividends	1,429	2,413	13,016	23,745

Shares converted to Class A	(7,274)	(6,136)	(70,875)	(62,648)

Shares redeemed	(15,446)	(26,382)	(148,643)	(265,627)

Net decrease	(12,518)	(11,692)	$(122,002)	$(121,932)

Class C
Shares sold	116,450	155,700	$1,121,301	$1,564,028

Shares issued in reinvestment of dividends	5,143	7,126	46,850	70,265

Shares redeemed	(83,688)	(158,103)	(801,796)	(1,610,353)

Net increase	37,905	4,723	$366,355	$23,940

Advisor Class
Shares sold	126,599	242,366	$1,234,166	$2,470,716

Shares issued in reinvestment of dividends	10,123	27,331	93,232	272,488

Shares redeemed	(750,859)	(678,864)	(7,061,774)	(6,883,760)

Net decrease	(614,137)	(409,167)	$(5,734,376)	$(4,140,556)

Class R
Shares sold	891,445	1,469,736	$8,686,834	$14,732,147

Shares issued in reinvestment of dividends	63,052	104,938	580,709	1,043,083

Shares redeemed	(1,843,880)	(2,304,784)	(18,037,879)	(23,503,471)

Net decrease	(889,383)	(730,110)	$(8,770,336)	$(7,728,241)

Class K
Shares sold	3,286,477	4,013,287	$32,056,159	$40,755,505

Shares issued in reinvestment of dividends	284,448	343,117	2,616,918	3,417,444

Shares redeemed	(5,918,657)	(3,929,435)	(57,273,168)	(40,408,883)

Net increase (decrease)	(2,347,732)	426,969	$(22,600,091)	$3,764,066

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Notes to Financial Statements

	2025 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class I
Shares sold	1,607,892	543,284	$15,250,762	$5,558,654

Shares issued in reinvestment of dividends	34,781	43,426	320,337	432,960

Shares redeemed	(1,443,658)	(1,165,890)	(14,362,877)	(11,875,520)

Net increase (decrease)	199,015	(579,180)	$1,208,222	$(5,883,906)

	2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,795,324	3,150,754	$17,399,643	$31,686,023

Shares issued in reinvestment of dividends	127,945	200,795	1,141,270	1,979,836

Shares converted from Class B	5,364	5,552	52,051	56,727

Shares redeemed	(3,662,377)	(5,940,483)	(35,198,721)	(59,894,078)

Net decrease	(1,733,744)	(2,583,382)	$(16,605,757)	$(26,171,492)

Class B
Shares sold	4,883	10,065	$45,980	$100,868

Shares issued in reinvestment of dividends	993	1,621	8,793	15,854

Shares converted to Class A	(5,424)	(5,618)	(52,051)	(56,727)

Shares redeemed	(23,345)	(19,875)	(222,233)	(193,724)

Net decrease	(22,893)	(13,807)	$(219,511)	$(133,729)

Class C
Shares sold	202,512	207,446	$1,909,375	$2,065,919

Shares issued in reinvestment of dividends	4,487	6,775	39,706	66,264

Shares redeemed	(182,035)	(271,650)	(1,731,279)	(2,724,577)

Net increase (decrease)	24,964	(57,429)	$217,802	$(592,394)

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2030 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Advisor Class
Shares sold	141,280	308,797	$1,352,680	$3,052,342

Shares issued in reinvestment of dividends	9,328	20,150	83,483	199,484

Shares redeemed	(607,644)	(753,861)	(5,636,959)	(7,544,880)

Net decrease	(457,036)	(424,914)	$(4,200,796)	$(4,293,054)

Class R
Shares sold	921,681	1,638,636	$8,838,078	$16,346,283

Shares issued in reinvestment of dividends	57,193	81,209	510,162	799,912

Shares redeemed	(1,666,794)	(1,839,320)	(16,110,353)	(18,590,453)

Net decrease	(687,920)	(119,475)	$(6,762,113)	$(1,444,258)

Class K
Shares sold	2,831,176	2,935,881	$27,063,449	$29,564,427

Shares issued in reinvestment of dividends	222,885	276,173	1,988,137	2,725,822

Shares redeemed	(6,207,037)	(4,231,262)	(59,890,910)	(42,884,624)

Net decrease	(3,152,976)	(1,019,208)	$(30,839,324)	$(10,594,375)

Class I
Shares sold	1,590,402	536,358	$14,862,557	$5,384,428

Shares issued in reinvestment of dividends	32,164	33,927	286,903	335,199

Shares redeemed	(1,400,775)	(701,749)	(13,813,969)	(7,046,002)

Net increase (decrease)	221,791	(131,464)	$1,335,491	$(1,326,375)

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,296,172	2,083,334	$12,405,056	$20,921,386

Shares issued in reinvestment of dividends	71,151	105,226	628,265	1,036,470

Shares converted from Class B	346	1,742	3,248	17,470

Shares redeemed	(2,930,640)	(4,105,885)	(28,036,520)	(40,995,310)

Net decrease	(1,562,971)	(1,915,583)	$(14,999,951)	$(19,019,984)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Notes to Financial Statements

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class B
Shares sold	7,805	3,553	$77,326	$34,691

Shares issued in reinvestment of dividends	647	802	5,675	7,841

Shares converted to Class A	(350)	(1,759)	(3,248)	(17,470)

Shares redeemed	(20,342)	(13,926)	(193,984)	(133,201)

Net decrease	(12,240)	(11,330)	$(114,231)	$(108,139)

Class C
Shares sold	78,816	92,638	$745,559	$923,062

Shares issued in reinvestment of dividends	1,931	2,908	16,957	28,438

Shares redeemed	(64,320)	(121,941)	(596,891)	(1,225,983)

Net increase (decrease)	16,427	(26,395)	$165,625	$(274,483)

Advisor Class
Shares sold	124,943	218,926	$1,191,776	$2,171,674

Shares issued in reinvestment of dividends	7,998	12,989	70,786	128,461

Shares redeemed	(391,050)	(503,058)	(3,589,456)	(4,981,093)

Net decrease	(258,109)	(271,143)	$(2,326,894)	$(2,680,958)

Class R
Shares sold	601,785	917,456	$5,703,067	$9,099,787

Shares issued in reinvestment of dividends	25,324	43,884	222,596	429,191

Shares redeemed	(1,162,868)	(1,186,537)	(11,004,437)	(11,956,611)

Net decrease	(535,759)	(225,197)	$(5,078,774)	$(2,427,633)

Class K
Shares sold	2,503,134	2,592,937	$23,733,966	$26,108,694

Shares issued in reinvestment of dividends	133,937	149,782	1,181,322	1,473,857

Shares redeemed	(4,418,607)	(2,490,245)	(41,994,905)	(25,120,982)

Net increase (decrease)	(1,781,536)	252,474	$(17,079,617)	$2,461,569

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2035 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class I
Shares sold	1,553,081	415,861	$14,330,692	$4,173,425

Shares issued in reinvestment of dividends	22,954	20,833	202,454	205,209

Shares redeemed	(1,111,874)	(421,682)	(10,894,248)	(4,223,373)

Net increase	464,161	15,012	$3,638,898	$155,261

	2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,209,864	1,845,920	$11,788,852	$18,773,829

Shares issued in reinvestment of dividends	58,051	88,659	520,717	891,910

Shares converted from Class B	1,892	4,485	18,845	46,640

Shares redeemed	(2,408,417)	(3,412,026)	(23,459,207)	(35,105,202)

Net decrease	(1,138,610)	(1,472,962)	$(11,130,793)	$(15,392,823)

Class B
Shares sold	5,173	4,792	$50,159	$47,814

Shares issued in reinvestment of dividends	573	725	5,106	7,244

Shares converted to Class A	(1,911)	(4,523)	(18,845)	(46,640)

Shares redeemed	(5,568)	(11,406)	(54,670)	(118,069)

Net decrease	(1,733)	(10,412)	$(18,250)	$(109,651)

Class C
Shares sold	75,828	98,692	$732,967	$987,794

Shares issued in reinvestment of dividends	1,340	2,412	11,970	24,093

Shares redeemed	(87,287)	(158,877)	(853,825)	(1,612,270)

Net decrease	(10,119)	(57,773)	$(108,888)	$(600,383)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Notes to Financial Statements

	2040 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Advisor Class
Shares sold	161,055	236,465	$1,555,516	$2,417,885

Shares issued in reinvestment of dividends	8,689	11,399	78,203	115,241

Shares redeemed	(318,349)	(560,219)	(3,013,698)	(5,673,475)

Net decrease	(148,605)	(312,355)	$(1,379,979)	$(3,140,349)

Class R
Shares sold	653,721	964,115	$6,329,644	$9,770,143

Shares issued in reinvestment of dividends	24,793	36,427	221,398	364,273

Shares redeemed	(992,401)	(1,211,616)	(9,699,785)	(12,381,129)

Net decrease	(313,887)	(211,074)	$(3,148,743)	$(2,246,713)

Class K
Shares sold	2,087,828	1,976,160	$20,097,289	$20,113,252

Shares issued in reinvestment of dividends	99,829	118,818	892,466	1,190,531

Shares redeemed	(4,120,386)	(2,405,096)	(40,151,123)	(24,662,645)

Net decrease	(1,932,729)	(310,118)	$(19,161,368)	$(3,358,862)

Class I
Shares sold	1,480,585	366,788	$13,909,332	$3,748,684

Shares issued in reinvestment of dividends	19,282	18,546	172,574	186,387

Shares redeemed	(1,023,098)	(467,975)	(10,147,791)	(4,821,398)

Net increase (decrease)	476,769	(82,641)	$3,934,115	$(886,327)

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	1,139,906	1,664,027	$10,866,254	$16,647,299

Shares issued in reinvestment of dividends	47,026	61,576	411,006	607,144

Shares converted from Class B	1,327	652	12,242	6,557

Shares redeemed	(2,463,637)	(2,422,697)	(23,383,271)	(24,357,828)

Net decrease	(1,275,378)	(696,442)	$(12,093,769)	$(7,096,828)

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class B
Shares sold	2,438	2,526	$23,175	$25,136

Shares issued in reinvestment of dividends	223	240	1,936	2,342

Shares converted to Class A	(1,340)	(660)	(12,242)	(6,557)

Shares redeemed	(1,045)	(4,863)	(10,156)	(50,496)

Net increase (decrease)	276	(2,757)	$2,713	$(29,575)

Class C
Shares sold	74,216	66,810	$704,707	$666,509

Shares issued in reinvestment of dividends	1,340	1,219	11,594	11,894

Shares redeemed	(72,640)	(70,651)	(681,262)	(697,834)

Net increase (decrease)	2,916	(2,622)	$35,039	$(19,431)

Advisor Class
Shares sold	288,193	294,084	$2,743,039	$2,946,284

Shares issued in reinvestment of dividends	11,960	10,384	104,888	102,799

Shares redeemed	(336,206)	(361,191)	(3,116,158)	(3,553,098)

Net decrease	(36,053)	(56,723)	$(268,231)	$(504,015)

Class R
Shares sold	537,713	827,825	$5,044,429	$8,219,839

Shares issued in reinvestment of dividends	19,813	27,473	171,775	268,413

Shares redeemed	(881,710)	(889,465)	(8,326,683)	(8,873,691)

Net decrease	(324,184)	(34,167)	$(3,110,479)	$(385,439)

Class K
Shares sold	1,620,885	1,546,878	$15,194,811	$15,431,183

Shares issued in reinvestment of dividends	70,379	68,538	610,886	671,669

Shares redeemed	(2,623,659)	(1,407,306)	(24,834,162)	(14,188,991)

Net increase (decrease)	(932,395)	208,110	$(9,028,465)	$1,913,861

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Notes to Financial Statements

	2045 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class I
Shares sold	877,714	223,060	$8,032,149	$2,236,625

Shares issued in reinvestment of dividends	8,122	8,764	70,500	85,980

Shares redeemed	(443,681)	(362,290)	(4,367,388)	(3,647,142)

Net increase (decrease)	442,155	(130,466)	$3,735,261	$(1,324,537)

	2050 Retirement Strategy
	Shares			Amount
	Year Ended August 31, 2012		Year Ended August 31, 2011	Year Ended August 31, 2012			Year Ended August 31, 2011

Class A
Shares sold	388,035		434,411		$3,085,978		$3,668,111

Shares issued in reinvestment of dividends and distributions	19,744		13,703		141,566		113,877

Shares redeemed	(348,875)		(534,266)		(2,749,578)		(4,553,645)

Net increase (decrease)	58,904		(86,152)		$477,966		$(771,657)

Class B
Shares sold	– 0	–	258	$	– 0	–	$2,190

Shares issued in reinvestment of dividends and distributions	94		43		664		359

Shares redeemed	(19)		(769)		(140)		(6,015)

Net increase (decrease)	75		(468)		$524		$(3,466)

Class C
Shares sold	22,917		20,169		$178,183		$168,237

Shares issued in reinvestment of dividends and distributions	595		390		4,250		3,218

Shares redeemed	(20,555)		(8,687)		(156,977)		(74,216)

Net increase	2,957		11,872		$25,456		$97,239

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2050 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Advisor Class
Shares sold	28,285	95,896	$223,551	$804,963

Shares issued in reinvestment of dividends and distributions	2,435	3,253	17,556	27,158

Shares redeemed	(139,549)	(290,000)	(1,059,453)	(2,395,835)

Net decrease	(108,829)	(190,851)	$(818,346)	$(1,563,714)

Class R
Shares sold	415,994	276,768	$3,333,070	$2,330,315

Shares issued in reinvestment of dividends and distributions	14,971	8,344	106,593	68,830

Shares redeemed	(415,312)	(218,401)	(3,341,466)	(1,849,972)

Net increase	15,653	66,711	$98,197	$549,173

Class K
Shares sold	837,760	816,905	$6,542,560	$6,857,423

Shares issued in reinvestment of dividends and distributions	70,932	31,019	505,038	256,223

Shares redeemed	(1,452,123)	(419,371)	(11,363,555)	(3,563,002)

Net increase (decrease)	(543,431)	428,553	$(4,315,957)	$3,550,644

Class I
Shares sold	790,843	78,690	$5,947,545	$663,316

Shares issued in reinvestment of dividends and distributions	7,106	3,093	50,668	25,582

Shares redeemed	(161,786)	(44,381)	(1,291,672)	(375,129)

Net increase	636,163	37,402	$4,706,541	$313,769

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Notes to Financial Statements

	2055 Retirement Strategy
	Shares			Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011		Year Ended August 31, 2012	Year Ended August 31, 2011

Class A
Shares sold	79,302	117,881		$636,566	$982,477

Shares issued in reinvestment of dividends and distributions	2,601	552		18,885	4,577

Shares redeemed	(59,691)	(115,545)		(479,056)	(977,594)

Net increase	22,212	2,888		$176,395	$9,460

Class B
Shares sold	445	815		$3,400	$6,728

Shares issued in reinvestment of distributions	58	– 0	–	411	– 0	–

Shares redeemed	(7)	(235)		(50)	(1,989)

Net increase	496	580		$3,761	$4,739

Class C
Shares sold	15,308	4,869		$116,806	$40,731

Shares issued in reinvestment of dividends and distributions	350	– 0	–	2,471	– 0	–

Shares redeemed	(617)	(2,302)		(4,637)	(19,062)

Net increase	15,041	2,567		$114,640	$21,669

Advisor Class
Shares sold	2,940	22,224		$23,248	$181,506

Shares issued in reinvestment of dividends and distributions	240	147		1,754	1,223

Shares redeemed	(14,997)	(80,322)		(116,178)	(650,081)

Net decrease	(11,817)	(57,951)		$(91,176)	$(467,352)

Class R
Shares sold	66,203	70,715		$498,677	$571,143

Shares issued in reinvestment of dividends and distributions	2,823	1,473		19,509	11,681

Shares redeemed	(73,932)	(41,858)		(573,680)	(341,564)

Net increase (decrease)	(4,906)	30,330		$(55,494)	$241,260

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	2055 Retirement Strategy
	Shares		Amount
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

Class K
Shares sold	257,041	230,036	$1,926,782	$1,873,358

Shares issued in reinvestment of dividends and distributions	11,911	5,889	82,905	47,050

Shares redeemed	(315,842)	(139,725)	(2,368,214)	(1,156,787)

Net increase (decrease)	(46,890)	96,200	$(358,527)	$763,621

Class I
Shares sold	295,054	10,937	$2,194,645	$90,865

Shares issued in reinvestment of dividends and distributions	656	194	4,562	1,554

Shares redeemed	(98,866)	(4,307)	(760,455)	(35,924)

Net increase	196,844	6,824	$1,438,752	$56,495

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Underlying Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of an Underlying Portfolio’s investments or

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Notes to Financial Statements

reduce the returns of the Underlying Portfolio. For example, the value of the Underlying Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Underlying Portfolio’s investments denominated in foreign currencies, the Underlying Portfolio’s positions in various foreign currencies may cause the Underlying Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Strategies have not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2012 and August 31, 2011 were as follows:

2000 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$728,813	$864,095

Total distributions paid	$728,813	$864,095

2005 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$763,640	$1,096,639

Total distributions paid	$763,640	$1,096,639

2010 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$3,400,116	$4,939,254

Total distributions paid	$3,400,116	$4,939,254

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2015 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$6,385,020	$8,835,606

Total distributions paid	$6,385,020	$8,835,606

2020 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$7,359,903	$10,527,817

Total distributions paid	$7,359,903	$10,527,817

2025 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$5,194,464	$8,157,456

Total distributions paid	$5,194,464	$8,157,456

2030 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$4,063,297	$6,128,257

Total distributions paid	$4,063,297	$6,128,257

2035 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$2,330,415	$3,312,635

Total distributions paid	$2,330,415	$3,312,635

2040 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$1,907,887	$2,783,325

Total distributions paid	$1,907,887	$2,783,325

2045 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$1,384,253	$1,751,452

Total distributions paid	$1,384,253	$1,751,452

2050 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$221,552	$466,550
Long-term capital gains	608,509	30,516

Total distributions paid	$830,061	$497,066

2055 Retirement Strategy	2012	2011
Distributions paid from:
Ordinary income	$19,762	$66,267
Long-term capital gains	111,318	– 0	–

Total distributions paid	$131,080	$66,267

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Notes to Financial Statements

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
2000	$135,929	$	– 0 –	$(330,296)	$631,875	$437,508
2005	28,416		– 0 –	(6,485,626)	1,149,377	(5,307,833)
2010	272,221		– 0 –	(26,889,783)	5,884,084	(20,733,478)
2015	512,219		– 0 –	(38,140,318)	14,072,096	(23,556,003)
2020	588,296		– 0 –	(53,680,127)	20,417,020	(32,674,811)
2025	365,181		– 0 –	(37,968,444)	7,355,040	(30,248,223)
2030	98,496		– 0 –	(30,129,193)	12,121,788	(17,908,909)
2035	575,976		– 0 –	(18,113,578)	6,088,260	(11,449,342)
2040	415,151		– 0 –	(13,378,104)	9,777,321	(3,185,632)
2045	– 0 –		– 0 –	(5,788,843)	5,802,042	13,199
2050	6,871		1,366,132	– 0 –	1,450,228	2,823,231
2055	54,398		180,075	– 0 –	279,638	514,111

(a)

During the fiscal year ended August 31, 2012, the 2000, 2005, 2010, and 2055 Retirement Strategies utilized capital loss carryforwards of $1,625,056, $594,147, $270,419, and $77,527, respectively, to offset current year net realized gains. Net losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Strategy’s next taxable year. In this regard, the 2045 Retirement Strategy elected to defer $67,795 of qualified late-year losses that are deemed to arise on September 1, 2012. Additionally, as of August 31, 2012 certain Strategies had capital loss carryforwards for federal income tax purposes.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of August 31, 2012, the Strategies had net capital loss carryforwards of which will expire as follows:

Strategy	Short-Term Amount	Long-Term Amount	Expiration
2000	$330,296	n/a	2019
2005	3,227,204	n/a	2018
2005	3,258,422	n/a	2019
2010	8,751,970	n/a	2018
2010	18,137,813	n/a	2019
2015	242,201	n/a	2017
2015	6,466,732	n/a	2018

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

Strategy	Short-Term Amount		Long-Term Amount	Expiration
2015	$30,406,097		n/a	2019
2015	– 0	–	$1,025,288	No expiration
2020	297,110		n/a	2017
2020	10,958,941		n/a	2018
2020	35,102,920		n/a	2019
2020	– 0	–	7,321,156	No expiration
2025	577,047		n/a	2018
2025	30,541,585		n/a	2019
2025	– 0	–	6,849,812	No expiration
2030	23,961		n/a	2017
2030	3,963,543		n/a	2018
2030	16,084,738		n/a	2019
2030	– 0	–	10,056,951	No expiration
2035	968,523		n/a	2018
2035	9,716,343		n/a	2019
2035	– 0	–	7,428,712	No expiration
2040	1,775,236		n/a	2018
2040	3,497,835		n/a	2019
2040	– 0	–	8,105,033	No expiration
2045	19,354		n/a	2018
2045	1,336,881		n/a	2019
2045	– 0	–	4,364,813	No expiration
2050	– 0	–	– 0 –	n/a
2055	– 0	–	– 0 –	n/a

During the current fiscal year, certain Strategies had adjustments due to permanent differences. Permanent differences have no effect on net assets. The effect of such permanent differences on each Strategy—primarily due to the redesignation of dividends and the utilization of earnings and profits distributed to shareholders on redemption of shares—is reflected as an adjustment to the components of capital as of August 31, 2012 as shown below:

Strategy	Increase(Decrease) to Additional Paid-In Capital			Increase (Decrease) to Undistributed Net Investment Income(Loss)			Increase (Decrease) to Accumulated Net Realized Gain(Loss) on Investments
2000	$	– 0	–	$	– 0	–	$	– 0	–
2005		– 0	–		– 0	–		– 0	–
2010		– 0	–		– 0	–		– 0	–
2015		– 0	–		– 0	–		– 0	–
2020		– 0	–		– 0	–		– 0	–
2025		– 0	–		– 0	–		– 0	–
2030		– 0	–		– 0	–		– 0	–
2035		– 0	–		– 0	–		– 0	–
2040		– 0	–		– 0	–		– 0	–
2045		(25,120)			25,120			– 0	–
2050		144,288			– 0	–		(144,288)
2055		– 0	–		– 0	–		– 0	–

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Notes to Financial Statements

NOTE I

Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”) related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategies’ financial statements through this date.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.58	$ 9.90	$ 9.35	$ 10.58	$ 11.73

Income From Investment Operations
Net investment income(a)(b)	.29	.26	.18	.26	.44
Net realized and unrealized gain (loss) on investment transactions	.14	.69	.57	(1.10)	(1.07)

Net increase (decrease) in net asset value from operations	.43	.95	.75	(.84)	(.63)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.27)	(.20)	(.21)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.26)	(.27)	(.20)	(.39)	(.52)

Net asset value, end of period	$ 10.75	$ 10.58	$ 9.90	$ 9.35	$ 10.58

Total Return
Total investment return based on net asset value(c)	4.16%	9.68%	8.07%	(7.29)%	(5.59)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,167	$6,215	$6,422	$6,608	$5,952
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.83%	.81	%(e)	.82	%(e)	.82%	.82%
Expenses, before waivers/reimbursements(d)	2.28%	1.97	%(e)	2.25	%(e)	2.64%	2.77%
Net investment income(b)	2.73%	2.46	%(e)	1.81	%(e)	3.14%	3.87%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.44	$ 9.76	$ 9.22	$ 10.41	$ 11.60

Income From Investment Operations
Net investment income(a)(b)	.13	.21	.09	.23	.35
Net realized and unrealized gain (loss) on investment transactions	.22	.66	.58	(1.11)	(1.04)

Net increase (decrease) in net asset value from operations	.35	.87	.67	(.88)	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.19)	(.13)	(.13)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.11)	(.19)	(.13)	(.31)	(.50)

Net asset value, end of period	$ 10.68	$ 10.44	$ 9.76	$ 9.22	$ 10.41

Total Return
Total investment return based on net asset value(c)	3.36%	8.99%	7.30%	(8.02)%	(6.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182	$149	$169	$88	$180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.53%	1.51	%(e)	1.52	%(e)	1.52%	1.52%
Expenses, before waivers/reimbursements(d)	3.02%	2.69	%(e)	3.03	%(e)	3.43%	3.50%
Net investment income(b)	1.28%	1.98	%(e)	.90	%(e)	2.75%	3.14%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.44	$ 9.76	$ 9.22	$ 10.41	$ 11.60

Income From Investment Operations
Net investment income(a)(b)	.16	.21	.11	.23	.36
Net realized and unrealized gain (loss) on investment transactions	.18	.66	.56	(1.11)	(1.05)

Net increase (decrease) in net asset value from operations	.34	.87	.67	(.88)	(.69)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.19)	(.13)	(.13)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.14)	(.19)	(.13)	(.31)	(.50)

Net asset value, end of period	$ 10.64	$ 10.44	$ 9.76	$ 9.22	$ 10.41

Total Return
Total investment return based on net asset value(c)	3.36%	8.99%	7.30%	(8.02)%	(6.21)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$463	$524	$823	$882	$1,327
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.53%	1.51	%(e)	1.52	%(e)	1.52%	1.52%
Expenses, before waivers/reimbursements(d)	2.98%	2.72	%(e)	2.97	%(e)	3.36%	3.42%
Net investment income(b)	1.54%	2.03	%(e)	1.10	%(e)	2.71%	3.11%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.63	$ 9.95	$ 9.39	$ 10.63	$ 11.78

Income From Investment Operations
Net investment income(a)(b)	.34	.31	.19	.31	.45
Net realized and unrealized gain (loss) on investment transactions	.12	.68	.60	(1.13)	(1.05)

Net increase (decrease) in net asset value from operations	.46	.99	.79	(.82)	(.60)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.31)	(.23)	(.24)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.29)	(.31)	(.23)	(.42)	(.55)

Net asset value, end of period	$ 10.80	$ 10.63	$ 9.95	$ 9.39	$ 10.63

Total Return
Total investment return based on net asset value(c)	4.46%	9.98%	8.43%	(7.01)%	(5.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60	$211	$742	$521	$553
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.53%	.51	%(e)	.52	%(e)	.52%	.52%
Expenses, before waivers/reimbursements(d)	2.40%	1.68	%(e)	1.95	%(e)	2.32%	2.35%
Net investment income(b)	3.02%	2.92	%(e)	1.90	%(e)	3.57%	3.78%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.41	$ 9.76	$ 9.24	$ 10.46	$ 11.54

Income From Investment Operations
Net investment income(a)(b)	.24	.25	.14	.20	.49
Net realized and unrealized gain (loss) on investment transactions	.16	.68	.58	(1.04)	(1.13)

Net increase (decrease) in net asset value from operations	.40	.93	.72	(.84)	(.64)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.28)	(.20)	(.20)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.20)	(.28)	(.20)	(.38)	(.44)

Net asset value, end of period	$ 10.61	$ 10.41	$ 9.76	$ 9.24	$ 10.46

Total Return
Total investment return based on net asset value(c)	3.90%	9.54%	7.81%	(7.46)%	(5.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,137	$1,524	$2,600	$1,437	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	1.01	%(e)	1.02	%(e)	1.02%	1.02%
Expenses, before waivers/reimbursements(d)	2.41%	2.25	%(e)	2.38	%(e)	2.69%	2.91%
Net investment income(b)	2.27%	2.38	%(e)	1.47	%(e)	2.39%	3.27%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.34	$ 9.69	$ 9.17	$ 10.40	$ 11.55

Income From Investment Operations
Net investment income(a)(b)	.26	.26	.17	.26	.38
Net realized and unrealized gain (loss) on investment transactions	.16	.69	.57	(1.08)	(.98)

Net increase (decrease) in net asset value from operations	.42	.95	.74	(.82)	(.60)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.30)	(.22)	(.23)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.26)	(.30)	(.22)	(.41)	(.55)

Net asset value, end of period	$ 10.50	$ 10.34	$ 9.69	$ 9.17	$ 10.40

Total Return
Total investment return based on net asset value(c)	4.15%	9.85%	8.06%	(7.27)%	(5.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,161	$19,922	$17,245	$14,477	$14,183
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.78%	.76	%(e)	.77	%(e)	.77%	.77%
Expenses, before waivers/reimbursements(d)	2.07%	1.99	%(e)	2.11	%(e)	2.42%	2.63%
Net investment income(b)	2.51%	2.50	%(e)	1.79	%(e)	3.18%	3.40%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2000 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.37	$ 9.73	$ 9.20	$ 10.44	$ 11.60

Income From Investment Operations
Net investment income(a)(b)	.17	.33	.22	.23	.48
Net realized and unrealized gain (loss) on investment transactions	.27	.64	.56	(1.03)	(1.06)

Net increase (decrease) in net asset value from operations	.44	.97	.78	(.80)	(.58)

Less: Dividends and Distributions
Dividends from net investment income	(.29)	(.33)	(.25)	(.26)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.18)	(.16)

Total dividends and distributions	(.29)	(.33)	(.25)	(.44)	(.58)

Net asset value, end of period	$ 10.52	$ 10.37	$ 9.73	$ 9.20	$ 10.44

Total Return
Total investment return based on net asset value(c)	4.43%	10.01%	8.48%	(7.00)%	(5.28)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,525	$1,656	$1,402	$1,981	$768
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(d)	.53%	.51	%(e)	.52	%(e)	.52%	.52%
Expenses, before waivers/ reimbursements(d)	1.76%	1.66	%(e)	1.79	%(e)	2.06%	2.35%
Net investment income(b)	1.68%	3.15	%(e)	2.20	%(e)	2.68%	4.20%
Portfolio turnover rate	43%	36%	41%	40%	66%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.09	$ 9.37	$ 8.84	$ 10.35	$ 11.78

Income From Investment Operations
Net investment income(a)(b)	.25	.28	.16	.26	.41
Net realized and unrealized gain (loss) on investment transactions	.19	.73	.56	(1.27)	(1.24)

Net increase (decrease) in net asset value from operations	.44	1.01	.72	(1.01)	(.83)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.29)	(.19)	(.27)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.26)	(.29)	(.19)	(.50)	(.60)

Net asset value, end of period	$ 10.27	$ 10.09	$ 9.37	$ 8.84	$ 10.35

Total Return
Total investment return based on net asset value(c)	4.47%	10.83%	8.16%	(8.92)%	(7.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,612	$15,389	$22,043	$23,328	$18,835
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(d)	.88%	.87	%(e)	.88	%(e)	.88%	.88%
Expenses, before waivers/ reimbursements(d)	2.04%	1.81	%(e)	1.72	%(e)	1.79%	1.85%
Net investment income(b)	2.47%	2.74	%(e)	1.75	%(e)	3.20%	3.66%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.04	$ 9.30	$ 8.76	$ 10.20	$ 11.66

Income From Investment Operations
Net investment income(a)(b)	.15	.20	.10	.19	.33
Net realized and unrealized gain (loss) on investment transactions	.22	.73	.55	(1.23)	(1.23)

Net increase (decrease) in net asset value from operations	.37	.93	.65	(1.04)	(.90)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.19)	(.11)	(.17)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.17)	(.19)	(.11)	(.40)	(.56)

Net asset value, end of period	$ 10.24	$ 10.04	$ 9.30	$ 8.76	$ 10.20

Total Return
Total investment return based on net asset value(c)	3.75%	10.01%	7.43%	(9.52)%	(8.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305	$312	$410	$527	$569
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.57	%(e)	1.58	%(e)	1.58%	1.58%
Expenses, before waivers/reimbursements(d)	2.72%	2.53	%(e)	2.44	%(e)	2.52%	2.56%
Net investment income(b)	1.54%	1.90	%(e)	1.08	%(e)	2.45%	2.96%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.02	$ 9.28	$ 8.75	$ 10.19	$ 11.64

Income From Investment Operations
Net investment income(a)(b)	.19	.18	.10	.20	.39
Net realized and unrealized gain (loss) on investment transactions	.18	.75	.54	(1.24)	(1.28)

Net increase (decrease) in net asset value from operations	.37	.93	.64	(1.04)	(.89)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.19)	(.11)	(.17)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.20)	(.19)	(.11)	(.40)	(.56)

Net asset value, end of period	$ 10.19	$ 10.02	$ 9.28	$ 8.75	$ 10.19

Total Return
Total investment return based on net asset value(c)	3.75%	10.03%	7.32%	(9.53)%	(8.01)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$248	$334	$351	$958	$898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.58%	1.57	%(e)	1.58	%(e)	1.58%	1.58%
Expenses, before waivers/reimbursements(d)	2.73%	2.58	%(e)	2.43	%(e)	2.51%	2.57%
Net investment income(b)	1.93%	1.81	%(e)	1.10	%(e)	2.48%	3.49%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.14	$ 9.42	$ 8.89	$ 10.40	$ 11.82

Income From Investment Operations
Net investment income(a)(b)	.27	.30	.19	.26	.39
Net realized and unrealized gain (loss) on investment transactions	.21	.74	.56	(1.25)	(1.18)

Net increase (decrease) in net asset value from operations	.48	1.04	.75	(.99)	(.79)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.32)	(.22)	(.29)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.30)	(.32)	(.22)	(.52)	(.63)

Net asset value, end of period	$ 10.32	$ 10.14	$ 9.42	$ 8.89	$ 10.40

Total Return
Total investment return based on net asset value(c)	4.87%	11.13%	8.41%	(8.62)%	(7.08)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$461	$870	$697	$600	$381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.57	%(e)	.58	%(e)	.58%	.58%
Expenses, before waivers/reimbursements(d)	1.67%	1.53	%(e)	1.42	%(e)	1.51%	1.54%
Net investment income(b)	2.63%	2.97	%(e)	2.00	%(e)	3.26%	3.48%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.02	$ 9.32	$ 8.80	$ 10.27	$ 11.72

Income From Investment Operations
Net investment income(a)(b)	.21	.24	.14	.23	.37
Net realized and unrealized gain (loss) on investment transactions	.21	.74	.55	(1.24)	(1.22)

Net increase (decrease) in net asset value from operations	.42	.98	.69	(1.01)	(.85)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.28)	(.17)	(.23)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.22)	(.28)	(.17)	(.46)	(.60)

Net asset value, end of period	$ 10.22	$ 10.02	$ 9.32	$ 8.80	$ 10.27

Total Return
Total investment return based on net asset value(c)	4.28%	10.51%	7.87%	(9.02)%	(7.61)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,552	$3,017	$3,113	$3,259	$3,475
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%	1.07	%(e)	1.08	%(e)	1.08%	1.08%
Expenses, before waivers/reimbursements(d)	2.37%	2.15	%(e)	1.98	%(e)	2.06%	2.08%
Net investment income(b)	2.14%	2.38	%(e)	1.52	%(e)	2.97%	3.38%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.08	$ 9.36	$ 8.83	$ 10.33	$ 11.75

Income From Investment Operations
Net investment income(a)(b)	.25	.28	.17	.26	.34
Net realized and unrealized gain (loss) on investment transactions	.18	.73	.55	(1.27)	(1.16)

Net increase (decrease) in net asset value from operations	.43	1.01	.72	(1.01)	(.82)

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.29)	(.19)	(.26)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.26)	(.29)	(.19)	(.49)	(.60)

Net asset value, end of period	$ 10.25	$ 10.08	$ 9.36	$ 8.83	$ 10.33

Total Return
Total investment return based on net asset value(c)	4.42%	10.87%	8.20%	(8.85)%	(7.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,452	$10,268	$11,259	$14,088	$18,597
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(d)	.83%	.82	%(e)	.83	%(e)	.83%	.83%
Expenses, before waivers/reimbursements(d)	2.05%	1.85	%(e)	1.72	%(e)	1.76%	1.82%
Net investment income(b)	2.50%	2.71	%(e)	1.85	%(e)	3.25%	3.15%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2005 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.10	$ 9.39	$ 8.86	$ 10.36	$ 11.79

Income From Investment Operations
Net investment income(a)(b)	.17	.28	.22	.27	.46
Net realized and unrealized gain (loss) on investment transactions	.30	.75	.53	(1.25)	(1.25)

Net increase (decrease) in net asset value from operations	.47	1.03	.75	(.98)	(.79)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.32)	(.22)	(.29)	(.39)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.23)	(.25)

Total dividends and distributions	(.30)	(.32)	(.22)	(.52)	(.64)

Net asset value, end of period	$ 10.27	$ 10.10	$ 9.39	$ 8.86	$ 10.36

Total Return
Total investment return based on net asset value(c)	4.79%	11.03%	8.50%	(8.55)%	(7.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,080	$789	$401	$1,655	$1,723
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.57	%(e)	.58	%(e)	.58%	.58%
Expenses, before waivers/reimbursements(d)	1.75%	1.53	%(e)	1.39	%(e)	1.42%	1.49%
Net investment income(b)	1.67%	2.81	%(e)	2.34	%(e)	3.34%	3.97%
Portfolio turnover rate	23%	13%	34%	43%	29%

See footnote summary on page 245.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.97	$ 9.16	$ 8.67	$ 10.53	$ 12.00

Income From Investment Operations
Net investment income(a)(b)	.25	.29	.16	.23	.38
Net realized and unrealized gain (loss) on investment transactions	.23	.81	.51	(1.53)	(1.36)

Net increase (decrease) in net asset value from operations	.48	1.10	.67	(1.30)	(.98)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.18)	(.25)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.27)	(.29)	(.18)	(.56)	(.49)

Net asset value, end of period	$ 10.18	$ 9.97	$ 9.16	$ 8.67	$ 10.53

Total Return
Total investment return based on net asset value(c)	5.01%	11.99%	7.73%	(11.23)%	(8.48)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,331	$40,407	$56,196	$66,020	$71,541
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.90%	.89	%(e)	.91	%(e)	.90%	.90%
Expenses, before waivers/reimbursements(d)	1.26%	1.15	%(e)	1.20	%(e)	1.30%	1.15%
Net investment income(b)	2.50%	2.84	%(e)	1.73	%(e)	3.00%	3.31%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.87	$ 9.08	$ 8.59	$ 10.43	$ 11.88

Income From Investment Operations
Net investment income(a)(b)	.17	.21	.10	.18	.30
Net realized and unrealized gain (loss) on investment transactions	.25	.80	.51	(1.53)	(1.33)

Net increase (decrease) in net asset value from operations	.42	1.01	.61	(1.35)	(1.03)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.22)	(.12)	(.18)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.19)	(.22)	(.12)	(.49)	(.42)

Net asset value, end of period	$ 10.10	$ 9.87	$ 9.08	$ 8.59	$ 10.43

Total Return
Total investment return based on net asset value(c)	4.34%	11.07%	7.13%	(12.01)%	(9.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$426	$532	$685	$960	$1,219
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.59	%(e)	1.61	%(e)	1.60%	1.60%
Expenses, before waivers/reimbursements(d)	2.02%	1.89	%(e)	1.94	%(e)	2.03%	1.86%
Net investment income(b)	1.70%	2.03	%(e)	1.09	%(e)	2.36%	2.63%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.87	$ 9.07	$ 8.59	$ 10.42	$ 11.89

Income From Investment Operations
Net investment income(a)(b)	.17	.19	.09	.19	.31
Net realized and unrealized gain (loss) on investment transactions	.24	.83	.51	(1.53)	(1.36)

Net increase (decrease) in net asset value from operations	.41	1.02	.60	(1.34)	(1.05)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.22)	(.12)	(.18)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.22)	(.22)	(.12)	(.49)	(.42)

Net asset value, end of period	$ 10.06	$ 9.87	$ 9.07	$ 8.59	$ 10.42

Total Return
Total investment return based on net asset value(c)	4.28%	11.19%	7.02%	(11.93)%	(9.16)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,097	$2,094	$2,016	$1,873	$2,420
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.60%	1.59	%(e)	1.61	%(e)	1.60%	1.60%
Expenses, before waivers/reimbursements(d)	1.98%	1.89	%(e)	1.93	%(e)	2.02%	1.86%
Net investment income(b)	1.70%	1.89	%(e)	.96	%(e)	2.48%	2.77%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.02	$ 9.21	$ 8.71	$ 10.59	$ 12.06

Income From Investment Operations
Net investment income(a)(b)	.30	.29	.19	.26	.43
Net realized and unrealized gain (loss) on investment transactions	.21	.84	.52	(1.55)	(1.38)

Net increase (decrease) in net asset value from operations	.51	1.13	.71	(1.29)	(.95)

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.32)	(.21)	(.28)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.31)	(.32)	(.21)	(.59)	(.52)

Net asset value, end of period	$ 10.22	$ 10.02	$ 9.21	$ 8.71	$ 10.59

Total Return
Total investment return based on net asset value(c)	5.28%	12.27%	8.11%	(11.04)%	(8.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,657	$13,728	$13,461	$12,735	$13,164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.59	%(e)	.61	%(e)	.60%	.60%
Expenses, before waivers/reimbursements(d)	.96%	.84	%(e)	.90	%(e)	1.00%	.85%
Net investment income(b)	2.87%	2.85	%(e)	2.00	%(e)	3.31%	3.59%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.95	$ 9.14	$ 8.65	$ 10.50	$ 11.98

Income From Investment Operations
Net investment income(a)(b)	.22	.24	.14	.21	.34
Net realized and unrealized gain (loss) on investment transactions	.24	.83	.52	(1.52)	(1.34)

Net increase (decrease) in net asset value from operations	.46	1.07	.66	(1.31)	(1.00)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.26)	(.17)	(.23)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.23)	(.26)	(.17)	(.54)	(.48)

Net asset value, end of period	$ 10.18	$ 9.95	$ 9.14	$ 8.65	$ 10.50

Total Return
Total investment return based on net asset value(c)	4.76%	11.68%	7.57%	(11.50)%	(8.70)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,553	$12,769	$15,197	$14,210	$11,039
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.10%	1.09	%(e)	1.11	%(e)	1.10%	1.10%
Expenses, before waivers/reimbursements(d)	1.59%	1.48	%(e)	1.52	%(e)	1.57%	1.54%
Net investment income(b)	2.23%	2.41	%(e)	1.49	%(e)	2.68%	2.99%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.99	$ 9.18	$ 8.69	$ 10.54	$ 12.01

Income From Investment Operations
Net investment income(a)(b)	.27	.28	.16	.23	.39
Net realized and unrealized gain (loss) on investment transactions	.22	.82	.52	(1.52)	(1.37)

Net increase (decrease) in net asset value from operations	.49	1.10	.68	(1.29)	(.98)

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.29)	(.19)	(.25)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.27)	(.29)	(.19)	(.56)	(.49)

Net asset value, end of period	$ 10.21	$ 9.99	$ 9.18	$ 8.69	$ 10.54

Total Return
Total investment return based on net asset value(c)	5.05%	12.01%	7.77%	(11.20)%	(8.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,508	$59,760	$66,383	$62,515	$62,033
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.85%	.84	%(e)	.86	%(e)	.85%	.85%
Expenses, before waivers/reimbursements(d)	1.27%	1.19	%(e)	1.21	%(e)	1.25%	1.24%
Net investment income(b)	2.70%	2.75	%(e)	1.75	%(e)	2.96%	3.36%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2010 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.02	$ 9.21	$ 8.71	$ 10.59	$ 12.05

Income From Investment Operations
Net investment income(a)(b)	.26	.30	.20	.26	.38
Net realized and unrealized gain (loss) on investment transactions	.25	.83	.51	(1.55)	(1.33)

Net increase (decrease) in net asset value from operations	.51	1.13	.71	(1.29)	(.95)

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.32)	(.21)	(.28)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.31)	(.16)

Total dividends and distributions	(.30)	(.32)	(.21)	(.59)	(.51)

Net asset value, end of period	$ 10.23	$ 10.02	$ 9.21	$ 8.71	$ 10.59

Total Return
Total investment return based on net asset value(c)	5.32%	12.29%	8.20%	(11.10)%	(8.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,597	$5,141	$6,966	$13,571	$17,024
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.60%	.59	%(e)	.61	%(e)	.60%	.60%
Expenses, before waivers/reimbursements(d)	.93%	.87	%(e)	.88	%(e)	.91%	.90%
Net investment income(b)	2.62%	2.94	%(e)	2.18	%(e)	3.39%	3.28%
Portfolio turnover rate	18%	11%	36%	20%	31%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.93	$ 9.09	$ 8.64	$ 10.60	$ 12.25

Income From Investment Operations
Net investment income(a)(b)	.21	.26	.15	.20	.37
Net realized and unrealized gain (loss) on investment transactions	.29	.86	.47	(1.66)	(1.60)

Net increase (decrease) in net asset value from operations	.50	1.12	.62	(1.46)	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.28)	(.17)	(.22)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.25)	(.28)	(.17)	(.50)	(.42)

Net asset value, end of period	$ 10.18	$ 9.93	$ 9.09	$ 8.64	$ 10.60

Total Return
Total investment return based on net asset value(c)	5.20%	12.32%	7.16%	(12.80)%	(10.35)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,820	$75,411	$90,837	$95,400	$91,231
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.94%	.93	%(e)	.95	%(e)	.94%	.94%
Expenses, before waivers/reimbursements(d)	1.09%	1.10	%(e)	1.15	%(e)	1.18%	1.10%
Net investment income(b)	2.16%	2.59	%(e)	1.66	%(e)	2.69%	3.21%
Portfolio turnover rate	17%	16%	38%	16%	6%

See footnote summary on page 245.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.84	$ 9.00	$ 8.56	$ 10.49	$ 12.14

Income From Investment Operations
Net investment income(a)(b)	.15	.19	.09	.16	.29
Net realized and unrealized gain (loss) on investment transactions	.28	.86	.46	(1.66)	(1.59)

Net increase (decrease) in net asset value from operations	.43	1.05	.55	(1.50)	(1.30)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.21)	(.11)	(.15)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.18)	(.21)	(.11)	(.43)	(.35)

Net asset value, end of period	$ 10.09	$ 9.84	$ 9.00	$ 8.56	$ 10.49

Total Return
Total investment return based on net asset value(c)	4.46%	11.67%	6.42%	(13.46)%	(11.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,581	$2,079	$2,151	$2,416	$3,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.63	%(e)	1.65	%(e)	1.64%	1.64%
Expenses, before waivers/reimbursements(d)	1.83%	1.82	%(e)	1.88	%(e)	1.92%	1.81%
Net investment income(b)	1.56%	1.82	%(e)	.93	%(e)	2.17%	2.57%
Portfolio turnover rate	17%	16%	38%	16%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.84	$ 9.00	$ 8.56	$ 10.49	$ 12.14

Income From Investment Operations
Net investment income(a)(b)	.13	.16	.08	.15	.30
Net realized and unrealized gain (loss) on investment transactions	.29	.89	.47	(1.65)	(1.60)

Net increase (decrease) in net asset value from operations	.42	1.05	.55	(1.50)	(1.30)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.21)	(.11)	(.15)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.20)	(.21)	(.11)	(.43)	(.35)

Net asset value, end of period	$ 10.06	$ 9.84	$ 9.00	$ 8.56	$ 10.49

Total Return
Total investment return based on net asset value(c)	4.43%	11.67%	6.42%	(13.46)%	(11.00)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,157	$4,289	$3,258	$2,912	$2,705
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.64%	1.63	%(e)	1.65	%(e)	1.64%	1.64%
Expenses, before waivers/reimbursements(d)	1.80%	1.83	%(e)	1.88	%(e)	1.92%	1.81%
Net investment income(b)	1.37%	1.60	%(e)	.91	%(e)	2.01%	2.61%
Portfolio turnover rate	17%	16%	38%	16%	6%
See footnote summary on page 245.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 10.00	$ 9.15	$ 8.69	$ 10.67	$ 12.32

Income From Investment Operations
Net investment income(a)(b)	.28	.28	.18	.23	.33
Net realized and unrealized gain (loss) on investment transactions	.26	.88	.48	(1.69)	(1.53)

Net increase (decrease) in net asset value from operations	.54	1.16	.66	(1.46)	(1.20)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.31)	(.20)	(.24)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.28)	(.31)	(.20)	(.52)	(.45)

Net asset value, end of period	$ 10.26	$ 10.00	$ 9.15	$ 8.69	$ 10.67

Total Return
Total investment return based on net asset value(c)	5.59%	12.68%	7.53%	(12.60)%	(10.10)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,662	$13,101	$13,781	$12,387	$9,945
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.63	%(e)	.65	%(e)	.64%	.64%
Expenses, before waivers/reimbursements(d)	.78%	.80	%(e)	.85	%(e)	.88%	.82%
Net investment income(b)	2.73%	2.69	%(e)	1.95	%(e)	2.96%	2.87%
Portfolio turnover rate	17%	16%	38%	16%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.91	$ 9.06	$ 8.61	$ 10.56	$ 12.22

Income From Investment Operations
Net investment income(a)(b)	.19	.24	.13	.18	.30
Net realized and unrealized gain (loss) on investment transactions	.30	.87	.47	(1.65)	(1.55)

Net increase (decrease) in net asset value from operations	.49	1.11	.60	(1.47)	(1.25)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.26)	(.15)	(.20)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.20)	(.26)	(.15)	(.48)	(.41)

Net asset value, end of period	$ 10.20	$ 9.91	$ 9.06	$ 8.61	$ 10.56

Total Return
Total investment return based on net asset value(c)	5.08%	12.18%	6.94%	(13.00)%	(10.59)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,932	$32,067	$37,765	$29,635	$24,178
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.14%	1.13	%(e)	1.15	%(e)	1.14%	1.14%
Expenses, before waivers/reimbursements(d)	1.48%	1.47	%(e)	1.48	%(e)	1.49%	1.49%
Net investment income(b)	1.94%	2.36	%(e)	1.38	%(e)	2.42%	2.67%
Portfolio turnover rate	17%	16%	38%	16%	6%

See footnote summary on page 245.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.97	$ 9.12	$ 8.66	$ 10.61	$ 12.26

Income From Investment Operations
Net investment income(a)(b)	.23	.26	.16	.21	.36
Net realized and unrealized gain (loss) on investment transactions	.28	.87	.47	(1.67)	(1.59)

Net increase (decrease) in net asset value from operations	.51	1.13	.63	(1.46)	(1.23)

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.28)	(.17)	(.21)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.24)	(.28)	(.17)	(.49)	(.42)

Net asset value, end of period	$ 10.24	$ 9.97	$ 9.12	$ 8.66	$ 10.61

Total Return
Total investment return based on net asset value(c)	5.35%	12.39%	7.27%	(12.79)%	(10.35)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,772	$110,593	$110,450	$101,850	$105,443
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.89%	.88	%(e)	.90	%(e)	.89%	.89%
Expenses, before waivers/reimbursements(d)	1.17%	1.16	%(e)	1.17	%(e)	1.19%	1.18%
Net investment income(b)	2.29%	2.53	%(e)	1.67	%(e)	2.75%	3.15%
Portfolio turnover rate	17%	16%	38%	16%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2015 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.98	$ 9.14	$ 8.69	$ 10.66	$ 12.31

Income From Investment Operations
Net investment income(a)(b)	.25	.29	.19	.24	.37
Net realized and unrealized gain (loss) on investment transactions	.29	.87	.46	(1.69)	(1.57)

Net increase (decrease) in net asset value from operations	.54	1.16	.65	(1.45)	(1.20)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.32)	(.20)	(.24)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.28)	(.10)

Total dividends and distributions	(.28)	(.32)	(.20)	(.52)	(.45)

Net asset value, end of period	$ 10.24	$ 9.98	$ 9.14	$ 8.69	$ 10.66

Total Return
Total investment return based on net asset value(c)	5.64%	12.69%	7.47%	(12.53)%	(10.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,805	$43,280	$32,261	$40,164	$47,753
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.63	%(e)	.65	%(e)	.64%	.64%
Expenses, before waivers/reimbursements(d)	.80%	.82	%(e)	.78	%(e)	.83%	.84%
Net investment income(b)	2.49%	2.84	%(e)	2.00	%(e)	3.13%	3.24%
Portfolio turnover rate	17%	16%	38%	16%	6%

See footnote summary on page 245.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.70	$ 8.82	$ 8.42	$ 10.57	$ 12.41

Income From Investment Operations
Net investment income(a)(b)	.18	.25	.14	.18	.35
Net realized and unrealized gain (loss) on investment transactions	.30	.88	.42	(1.83)	(1.79)

Net increase (decrease) in net asset value from operations	.48	1.13	.56	(1.65)	(1.44)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.25)	(.16)	(.20)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.21)	(.25)	(.16)	(.50)	(.40)

Net asset value, end of period	$ 9.97	$ 9.70	$ 8.82	$ 8.42	$ 10.57

Total Return
Total investment return based on net asset value(c)	5.15%	12.75%	6.66%	(14.62)%	(11.97)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,537	$89,111	$108,557	$117,976	$109,315
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.97	%(e)	.99	%(e)	.98%	.98%
Expenses, before waivers/reimbursements(d)	1.12%	1.08	%(e)	1.14	%(e)	1.18%	1.09%
Net investment income(b)	1.86%	2.43	%(e)	1.58	%(e)	2.41%	3.02%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.58	$ 8.72	$ 8.34	$ 10.45	$ 12.29

Income From Investment Operations
Net investment income(a)(b)	.11	.17	.08	.13	.27
Net realized and unrealized gain (loss) on investment transactions	.31	.87	.41	(1.81)	(1.78)

Net increase (decrease) in net asset value from operations	.42	1.04	.49	(1.68)	(1.51)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.18)	(.11)	(.13)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.14)	(.18)	(.11)	(.43)	(.33)

Net asset value, end of period	$ 9.86	$ 9.58	$ 8.72	$ 8.34	$ 10.45

Total Return
Total investment return based on net asset value(c)	4.49%	11.88%	5.85%	(15.19)%	(12.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,684	$1,928	$2,093	$2,404	$3,354
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.67	%(e)	1.69	%(e)	1.68%	1.68%
Expenses, before waivers/reimbursements(d)	1.86%	1.81	%(e)	1.88	%(e)	1.92%	1.81%
Net investment income(b)	1.13%	1.70	%(e)	.91	%(e)	1.82%	2.38%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.60	$ 8.73	$ 8.35	$ 10.46	$ 12.29

Income From Investment Operations
Net investment income(a)(b)	.10	.16	.07	.13	.25
Net realized and unrealized gain (loss) on investment transactions	.31	.89	.42	(1.81)	(1.75)

Net increase (decrease) in net asset value from operations	.41	1.05	.49	(1.68)	(1.50)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.18)	(.11)	(.13)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.14)	(.18)	(.11)	(.43)	(.33)

Net asset value, end of period	$ 9.87	$ 9.60	$ 8.73	$ 8.35	$ 10.46

Total Return
Total investment return based on net asset value(c)	4.41%	11.99%	5.84%	(15.18)%	(12.52)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,405	$6,326	$5,196	$4,224	$4,089
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.68%	1.67	%(e)	1.69	%(e)	1.68%	1.68%
Expenses, before waivers/reimbursements(d)	1.85%	1.81	%(e)	1.87	%(e)	1.91%	1.80%
Net investment income(b)	1.04%	1.60	%(e)	.81	%(e)	1.78%	2.18%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.77	$ 8.88	$ 8.48	$ 10.64	$ 12.48

Income From Investment Operations
Net investment income(a)(b)	.23	.26	.17	.20	.35
Net realized and unrealized gain (loss) on investment transactions	.28	.91	.42	(1.84)	(1.77)

Net increase (decrease) in net asset value from operations	.51	1.17	.59	(1.64)	(1.42)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.28)	(.19)	(.22)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.25)	(.28)	(.19)	(.52)	(.42)

Net asset value, end of period	$ 10.03	$ 9.77	$ 8.88	$ 8.48	$ 10.64

Total Return
Total investment return based on net asset value(c)	5.38%	13.09%	6.91%	(14.33)%	(11.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,806	$12,351	$14,256	$11,243	$9,382
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.67	%(e)	.69	%(e)	.68%	.68%
Expenses, before waivers/reimbursements(d)	.82%	.78	%(e)	.84	%(e)	.88%	.80%
Net investment income(b)	2.35%	2.60	%(e)	1.83	%(e)	2.69%	3.01%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.67	$ 8.79	$ 8.40	$ 10.52	$ 12.37

Income From Investment Operations
Net investment income(a)(b)	.16	.22	.12	.16	.31
Net realized and unrealized gain (loss) on investment transactions	.30	.89	.42	(1.81)	(1.77)

Net increase (decrease) in net asset value from operations	.46	1.11	.54	(1.65)	(1.46)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.23)	(.15)	(.17)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.17)	(.23)	(.15)	(.47)	(.39)

Net asset value, end of period	$ 9.96	$ 9.67	$ 8.79	$ 8.40	$ 10.52

Total Return
Total investment return based on net asset value(c)	4.92%	12.55%	6.35%	(14.76)%	(12.16)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,244	$43,784	$46,261	$36,531	$33,421
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements(d)	1.18%	1.17	%(e)	1.19	%(e)	1.18%	1.18%
Expenses, before waivers/ reimbursements(d)	1.46%	1.43	%(e)	1.45	%(e)	1.48%	1.46%
Net investment income(b)	1.64%	2.15	%(e)	1.35	%(e)	2.17%	2.73%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.73	$ 8.85	$ 8.45	$ 10.59	$ 12.43

Income From Investment Operations
Net investment income(a)(b)	.20	.25	.14	.18	.35
Net realized and unrealized gain (loss) on investment transactions	.29	.88	.43	(1.83)	(1.79)

Net increase (decrease) in net asset value from operations	.49	1.13	.57	(1.65)	(1.44)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.25)	(.17)	(.19)	(.30)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.21)	(.25)	(.17)	(.49)	(.40)

Net asset value, end of period	$ 10.01	$ 9.73	$ 8.85	$ 8.45	$ 10.59

Total Return
Total investment return based on net asset value(c)	5.24%	12.76%	6.68%	(14.58)%	(11.94)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$128,651	$183,105	$175,828	$148,184	$137,794
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	.92	%(e)	.94	%(e)	.93%	.93%
Expenses, before waivers/ reimbursements(d)	1.14%	1.12	%(e)	1.15	%(e)	1.16%	1.16%
Net investment income(b)	2.04%	2.44	%(e)	1.59	%(e)	2.43%	2.98%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2020 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.76	$ 8.87	$ 8.48	$ 10.63	$ 12.47

Income From Investment Operations
Net investment income(a)(b)	.18	.24	.18	.20	.39
Net realized and unrealized gain (loss) on investment transactions	.33	.93	.40	(1.83)	(1.81)

Net increase (decrease) in net asset value from operations	.51	1.17	.58	(1.63)	(1.42)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.28)	(.19)	(.22)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.30)	(.10)

Total dividends and distributions	(.25)	(.28)	(.19)	(.52)	(.42)

Net asset value, end of period	$ 10.02	$ 9.76	$ 8.87	$ 8.48	$ 10.63

Total Return
Total investment return based on net asset value(c)	5.42%	13.14%	6.85%	(14.31)%	(11.76)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,126	$24,065	$21,749	$32,190	$33,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.68%	.67	%(e)	.69	%(e)	.68%	.68%
Expenses, before waivers/reimbursements(d)	.76%	.79	%(e)	.81	%(e)	.84%	.83%
Net investment income(b)	1.87%	2.39	%(e)	1.96	%(e)	2.74%	3.34%
Portfolio turnover rate	17%	14%	38%	8%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.68	$ 8.78	$ 8.45	$ 10.79	$ 12.82

Income From Investment Operations
Net investment income(a)(b)	.15	.23	.14	.16	.33
Net realized and unrealized gain (loss) on investment transactions	.36	.91	.34	(2.01)	(1.96)

Net increase (decrease) in net asset value from operations	.51	1.14	.48	(1.85)	(1.63)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.24)	(.15)	(.17)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.19)	(.24)	(.15)	(.49)	(.40)

Net asset value, end of period	$ 10.00	$ 9.68	$ 8.78	$ 8.45	$ 10.79

Total Return
Total investment return based on net asset value(c)	5.39%	12.90%	5.69%	(16.07)%	(13.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,745	$91,511	$109,018	$107,068	$102,304
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.00%	.99	%(e)	1.01	%(e)	1.00%	1.00%
Expenses, before waivers/reimbursements(d)	1.13%	1.12	%(e)	1.21	%(e)	1.29%	1.17%
Net investment income(b)	1.58%	2.31	%(e)	1.52	%(e)	2.13%	2.81%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.55	$ 8.66	$ 8.35	$ 10.65	$ 12.67

Income From Investment Operations
Net investment income(a)(b)	.08	.16	.08	.11	.26
Net realized and unrealized gain (loss) on investment transactions	.35	.91	.33	(1.99)	(1.95)

Net increase (decrease) in net asset value from operations	.43	1.07	.41	(1.88)	(1.69)

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.18)	(.10)	(.10)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.11)	(.18)	(.10)	(.42)	(.33)

Net asset value, end of period	$ 9.87	$ 9.55	$ 8.66	$ 8.35	$ 10.65

Total Return
Total investment return based on net asset value(c)	4.64%	12.24%	4.86%	(16.69)%	(13.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,172	$1,254	$1,239	$1,403	$1,795
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.69	%(e)	1.71	%(e)	1.70%	1.70%
Expenses, before waivers/reimbursements(d)	1.87%	1.87	%(e)	1.96	%(e)	2.05%	1.90%
Net investment income(b)	.81%	1.60	%(e)	.83	%(e)	1.52%	2.16%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.56	$ 8.67	$ 8.36	$ 10.65	$ 12.69

Income From Investment Operations
Net investment income(a)(b)	.07	.15	.07	.10	.24
Net realized and unrealized gain (loss) on investment transactions	.36	.92	.34	(1.97)	(1.95)

Net increase (decrease) in net asset value from operations	.43	1.07	.41	(1.87)	(1.71)

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.18)	(.10)	(.10)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.12)	(.18)	(.10)	(.42)	(.33)

Net asset value, end of period	$ 9.87	$ 9.56	$ 8.67	$ 8.36	$ 10.65

Total Return
Total investment return based on net asset value(c)	4.59%	12.22%	4.85%	(16.60)%	(13.80)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,254	$3,758	$3,367	$2,937	$2,835
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.69	%(e)	1.71	%(e)	1.70%	1.70%
Expenses, before waivers/reimbursements(d)	1.87%	1.88	%(e)	1.94	%(e)	2.03%	1.89%
Net investment income(b)	.72%	1.51	%(e)	.80	%(e)	1.42%	2.00%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.74	$ 8.83	$ 8.49	$ 10.85	$ 12.88

Income From Investment Operations
Net investment income(a)(b)	.21	.25	.16	.18	.29
Net realized and unrealized gain (loss) on investment transactions	.32	.93	.36	(2.02)	(1.90)

Net increase (decrease) in net asset value from operations	.53	1.18	.52	(1.84)	(1.61)

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.27)	(.18)	(.20)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.22)	(.27)	(.18)	(.52)	(.42)

Net asset value, end of period	$ 10.05	$ 9.74	$ 8.83	$ 8.49	$ 10.85

Total Return
Total investment return based on net asset value(c)	5.61%	13.27%	6.05%	(15.87)%	(12.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,239	$9,124	$11,879	$9,659	$6,660
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.69	%(e)	.71	%(e)	.70%	.70%
Expenses, before waivers/reimbursements(d)	.83%	.83	%(e)	.91	%(e)	.99%	.90%
Net investment income(b)	2.10%	2.48	%(e)	1.79	%(e)	2.40%	2.51%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.68	$ 8.76	$ 8.44	$ 10.77	$ 12.81

Income From Investment Operations
Net investment income(a)(b)	.13	.21	.12	.14	.27
Net realized and unrealized gain (loss) on investment transactions	.35	.92	.34	(2.00)	(1.93)

Net increase (decrease) in net asset value from operations	.48	1.13	.46	(1.86)	(1.66)

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.21)	(.14)	(.15)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.15)	(.21)	(.14)	(.47)	(.38)

Net asset value, end of period	$ 10.01	$ 9.68	$ 8.76	$ 8.44	$ 10.77

Total Return
Total investment return based on net asset value(c)	5.07%	12.87%	5.41%	(16.25)%	(13.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,543	$41,027	$43,554	$32,469	$24,582
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.20%	1.19	%(e)	1.21	%(e)	1.20%	1.20%
Expenses, before waivers/reimbursements(d)	1.47%	1.47	%(e)	1.53	%(e)	1.55%	1.53%
Net investment income(b)	1.36%	2.05	%(e)	1.29	%(e)	1.89%	2.35%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.71	$ 8.80	$ 8.47	$ 10.81	$ 12.83

Income From Investment Operations
Net investment income(a)(b)	.16	.23	.14	.17	.33
Net realized and unrealized gain (loss) on investment transactions	.35	.93	.35	(2.02)	(1.95)

Net increase (decrease) in net asset value from operations	.51	1.16	.49	(1.85)	(1.62)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.25)	(.16)	(.17)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.19)	(.25)	(.16)	(.49)	(.40)

Net asset value, end of period	$ 10.03	$ 9.71	$ 8.80	$ 8.47	$ 10.81

Total Return
Total investment return based on net asset value(c)	5.43%	13.05%	5.72%	(16.10)%	(13.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$118,522	$137,594	$120,931	$110,551	$111,995
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.94	%(e)	.96	%(e)	.95%	.95%
Expenses, before waivers/reimbursements(d)	1.16%	1.14	%(e)	1.22	%(e)	1.24%	1.24%
Net investment income(b)	1.61%	2.26	%(e)	1.56	%(e)	2.24%	2.79%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2025 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.74	$ 8.83	$ 8.50	$ 10.85	$ 12.88

Income From Investment Operations
Net investment income(a)(b)	.15	.26	.18	.18	.38
Net realized and unrealized gain (loss) on investment transactions	.39	.92	.33	(2.02)	(1.99)

Net increase (decrease) in net asset value from operations	.54	1.18	.51	(1.84)	(1.61)

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.27)	(.18)	(.19)	(.31)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.32)	(.11)

Total dividends and distributions	(.23)	(.27)	(.18)	(.51)	(.42)

Net asset value, end of period	$ 10.05	$ 9.74	$ 8.83	$ 8.50	$ 10.85

Total Return
Total investment return based on net asset value(c)	5.70%	13.27%	5.98%	(15.78)%	(12.88)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,305	$13,870	$17,678	$24,725	$24,079
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.69	%(e)	.71	%(e)	.70%	.70%
Expenses, before waivers/reimbursements(d)	.79%	.83	%(e)	.89	%(e)	.92%	.90%
Net investment income(b)	1.54%	2.53	%(e)	1.91	%(e)	2.45%	3.15%
Portfolio turnover rate	19%	14%	34%	9%	3%

See footnote summary on page 245.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.53	$ 8.59	$ 8.35	$ 10.69	$ 12.70

Income From Investment Operations
Net investment income(a)(b)	.13	.20	.12	.14	.30
Net realized and unrealized gain (loss) on investment transactions	.37	.94	.25	(2.05)	(2.00)

Net increase (decrease) in net asset value from operations	.50	1.14	.37	(1.91)	(1.70)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.20)	(.13)	(.14)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.16)	(.20)	(.13)	(.43)	(.31)

Net asset value, end of period	$ 9.87	$ 9.53	$ 8.59	$ 8.35	$ 10.69

Total Return
Total investment return based on net asset value(c)	5.44%	13.15%	4.42%	(16.91)%	(13.67)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,593	$74,095	$88,919	$89,797	$73,959
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02	%(e)	1.03	%(e)	1.02%	1.02%
Expenses, before waivers/reimbursements(d)	1.28%	1.19	%(e)	1.25	%(e)	1.33%	1.23%
Net investment income(b)	1.34%	1.99	%(e)	1.31	%(e)	1.88%	2.53%
Portfolio turnover rate	22%	12%	30%	6%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.40	$ 8.47	$ 8.25	$ 10.55	$ 12.56

Income From Investment Operations
Net investment income(a)(b)	.06	.12	.06	.09	.22
Net realized and unrealized gain (loss) on investment transactions	.37	.94	.24	(2.02)	(1.98)

Net increase (decrease) in net asset value from operations	.43	1.06	.30	(1.93)	(1.76)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.13)	(.08)	(.08)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.08)	(.13)	(.08)	(.37)	(.25)

Net asset value, end of period	$ 9.75	$ 9.40	$ 8.47	$ 8.25	$ 10.55

Total Return
Total investment return based on net asset value(c)	4.70%	12.41%	3.65%	(17.49)%	(14.29)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$960	$1,141	$1,145	$1,433	$1,944
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72	%(e)	1.73	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.03%	1.93	%(e)	2.00	%(e)	2.09%	1.96%
Net investment income(b)	.62%	1.23	%(e)	.63	%(e)	1.27%	1.87%
Portfolio turnover rate	22%	12%	30%	6%	4%

See footnote summary on page 245.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.40	$ 8.47	$ 8.25	$ 10.56	$ 12.58

Income From Investment Operations
Net investment income(a)(b)	.05	.13	.05	.08	.20
Net realized and unrealized gain (loss) on investment transactions	.39	.93	.25	(2.02)	(1.97)

Net increase (decrease) in net asset value from operations	.44	1.06	.30	(1.94)	(1.77)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.13)	(.08)	(.08)	(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.09)	(.13)	(.08)	(.37)	(.25)

Net asset value, end of period	$ 9.75	$ 9.40	$ 8.47	$ 8.25	$ 10.56

Total Return
Total investment return based on net asset value(c)	4.74%	12.41%	3.65%	(17.57)%	(14.34)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,832	$4,428	$4,475	$4,270	$3,480
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72	%(e)	1.73	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.03%	1.94	%(e)	1.99	%(e)	2.07%	1.95%
Net investment income(b)	.50%	1.28	%(e)	.60	%(e)	1.14%	1.72%
Portfolio turnover rate	22%	12%	30%	6%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.59	$ 8.64	$ 8.40	$ 10.76	$ 12.76

Income From Investment Operations
Net investment income(a)(b)	.18	.21	.14	.16	.24
Net realized and unrealized gain (loss) on investment transactions	.35	.96	.26	(2.06)	(1.90)

Net increase (decrease) in net asset value from operations	.53	1.17	.40	(1.90)	(1.66)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.22)	(.16)	(.17)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.19)	(.22)	(.16)	(.46)	(.34)

Net asset value, end of period	$ 9.93	$ 9.59	$ 8.64	$ 8.40	$ 10.76

Total Return
Total investment return based on net asset value(c)	5.78%	13.51%	4.68%	(16.71)%	(13.36)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,996	$7,280	$10,226	$7,365	$5,209
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72	%(e)	.73	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	.96%	.89	%(e)	.96	%(e)	1.03%	.94%
Net investment income(b)	1.85%	2.14	%(e)	1.56	%(e)	2.16%	2.10%
Portfolio turnover rate	22%	12%	30%	6%	4%

See footnote summary on page 245.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.51	$ 8.57	$ 8.33	$ 10.66	$ 12.69

Income From Investment Operations
Net investment income(a)(b)	.11	.17	.10	.12	.26
Net realized and unrealized gain (loss) on investment transactions	.37	.95	.26	(2.04)	(1.98)

Net increase (decrease) in net asset value from operations	.48	1.12	.36	(1.92)	(1.72)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.18)	(.12)	(.12)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.13)	(.18)	(.12)	(.41)	(.31)

Net asset value, end of period	$ 9.86	$ 9.51	$ 8.57	$ 8.33	$ 10.66

Total Return
Total investment return based on net asset value(c)	5.17%	13.00%	4.23%	(17.15)%	(13.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,877	$40,174	$37,223	$32,551	$26,546
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22	%(e)	1.23	%(e)	1.22%	1.22%
Expenses, before waivers/reimbursements(d)	1.53%	1.51	%(e)	1.53	%(e)	1.58%	1.57%
Net investment income(b)	1.11%	1.72	%(e)	1.08	%(e)	1.64%	2.19%
Portfolio turnover rate	22%	12%	30%	6%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.54	$ 8.60	$ 8.36	$ 10.70	$ 12.71

Income From Investment Operations
Net investment income(a)(b)	.14	.20	.12	.14	.29
Net realized and unrealized gain (loss) on investment transactions	.36	.95	.26	(2.05)	(1.98)

Net increase (decrease) in net asset value from operations	.50	1.15	.38	(1.91)	(1.69)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.21)	(.14)	(.14)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.16)	(.21)	(.14)	(.43)	(.32)

Net asset value, end of period	$ 9.88	$ 9.54	$ 8.60	$ 8.36	$ 10.70

Total Return
Total investment return based on net asset value(c)	5.46%	13.25%	4.51%	(16.97)%	(13.64)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,629	$117,596	$114,731	$100,789	$88,751
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97	%(e)	.98	%(e)	.97%	.97%
Expenses, before waivers/reimbursements(d)	1.22%	1.21	%(e)	1.22	%(e)	1.27%	1.28%
Net investment income(b)	1.46%	1.99	%(e)	1.34	%(e)	1.93%	2.47%
Portfolio turnover rate	22%	12%	30%	6%	4%
See footnote summary on page 245.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2030 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.57	$ 8.62	$ 8.38	$ 10.74	$ 12.75

Income From Investment Operations
Net investment income(a)(b)	.13	.22	.15	.16	.32
Net realized and unrealized gain (loss) on investment transactions	.39	.96	.26	(2.06)	(1.99)

Net increase (decrease) in net asset value from operations	.52	1.18	.41	(1.90)	(1.67)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.23)	(.17)	(.17)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.29)	(.07)

Total dividends and distributions	(.20)	(.23)	(.17)	(.46)	(.34)

Net asset value, end of period	$ 9.89	$ 9.57	$ 8.62	$ 8.38	$ 10.74

Total Return
Total investment return based on net asset value(c)	5.63%	13.59%	4.78%	(16.75)%	(13.46)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,847	$14,167	$13,897	$17,822	$16,718
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72	%(e)	.73	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	.86%	.89	%(e)	.90	%(e)	.94%	.95%
Net investment income(b)	1.37%	2.18	%(e)	1.67	%(e)	2.19%	2.72%
Portfolio turnover rate	22%	12%	30%	6%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.45	$ 8.47	$ 8.31	$ 10.71	$ 12.78

Income From Investment Operations
Net investment income(a)(b)	.10	.16	.09	.11	.27
Net realized and unrealized gain (loss) on investment transactions	.39	.97	.18	(2.11)	(2.02)

Net increase (decrease) in net asset value from operations	.49	1.13	.27	(2.00)	(1.75)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.15)	(.08)	(.12)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.13)	(.15)	(.11)	(.40)	(.32)

Net asset value, end of period	$ 9.81	$ 9.45	$ 8.47	$ 8.31	$ 10.71

Total Return
Total investment return based on net asset value(c)	5.36%	13.29%	3.14%	(17.83)%	(14.02)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,155	$51,488	$62,369	$63,738	$52,620
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.02	%(e)	1.04	%(e)	1.02%	1.02%
Expenses, before waivers/reimbursements(d)	1.37%	1.24	%(e)	1.33	%(e)	1.43%	1.36%
Net investment income(b)	1.09%	1.62	%(e)	.96	%(e)	1.57%	2.31%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.34	$ 8.37	$ 8.23	$ 10.59	$ 12.65

Income From Investment Operations
Net investment income(a)(b)	.03	.09	.02	.07	.19
Net realized and unrealized gain (loss) on investment transactions	.41	.97	.17	(2.09)	(2.01)

Net increase (decrease) in net asset value from operations	.44	1.06	.19	(2.02)	(1.82)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.09)	(.02)	(.06)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.07)	(.09)	(.05)	(.34)	(.24)

Net asset value, end of period	$ 9.71	$ 9.34	$ 8.37	$ 8.23	$ 10.59

Total Return
Total investment return based on net asset value(c)	4.76%	12.59%	2.33%	(18.42)%	(14.64)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$724	$810	$822	$960	$1,296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72	%(e)	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.12%	1.98	%(e)	2.07	%(e)	2.19%	2.08%
Net investment income(b)	.36%	.88	%(e)	.27	%(e)	.99%	1.58%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.34	$ 8.38	$ 8.23	$ 10.59	$ 12.65

Income From Investment Operations
Net investment income(a)(b)	.03	.09	.02	.06	.17
Net realized and unrealized gain (loss) on investment transactions	.40	.96	.18	(2.08)	(1.99)

Net increase (decrease) in net asset value from operations	.43	1.05	.20	(2.02)	(1.82)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.09)	(.02)	(.06)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.06)	(.09)	(.05)	(.34)	(.24)

Net asset value, end of period	$ 9.71	$ 9.34	$ 8.38	$ 8.23	$ 10.59

Total Return
Total investment return based on net asset value(c)	4.67%	12.46%	2.45%	(18.42)%	(14.64)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,015	$2,746	$2,684	$2,158	$1,984
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.72	%(e)	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.13%	2.00	%(e)	2.07	%(e)	2.17%	2.08%
Net investment income(b)	.30%	.89	%(e)	.21	%(e)	.90%	1.48%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.50	$ 8.52	$ 8.35	$ 10.77	$ 12.84

Income From Investment Operations
Net investment income(a)(b)	.14	.18	.11	.13	.26
Net realized and unrealized gain (loss) on investment transactions	.39	.98	.19	(2.13)	(1.98)

Net increase (decrease) in net asset value from operations	.53	1.16	.30	(2.00)	(1.72)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.18)	(.10)	(.14)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.17)	(.18)	(.13)	(.42)	(.35)

Net asset value, end of period	$ 9.86	$ 9.50	$ 8.52	$ 8.35	$ 10.77

Total Return
Total investment return based on net asset value(c)	5.76%	13.55%	3.50%	(17.65)%	(13.77)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,835	$6,148	$7,819	$5,872	$3,410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	1.07%	.95	%(e)	1.03	%(e)	1.13%	1.08%
Net investment income(b)	1.44%	1.79	%(e)	1.23	%(e)	1.82%	2.21%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.37	$ 8.41	$ 8.25	$ 10.64	$ 12.72

Income From Investment Operations
Net investment income(a)(b)	.08	.14	.06	.10	.19
Net realized and unrealized gain (loss) on investment transactions	.40	.96	.19	(2.10)	(1.96)

Net increase (decrease) in net asset value from operations	.48	1.10	.25	(2.00)	(1.77)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.14)	(.06)	(.11)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.09)	(.14)	(.09)	(.39)	(.31)

Net asset value, end of period	$ 9.76	$ 9.37	$ 8.41	$ 8.25	$ 10.64

Total Return
Total investment return based on net asset value(c)	5.25%	13.02%	2.98%	(18.00)%	(14.23)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,448	$25,612	$24,873	$21,675	$15,155
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.22%	1.22	%(e)	1.24	%(e)	1.22%	1.22%
Expenses, before waivers/reimbursements(d)	1.59%	1.56	%(e)	1.60	%(e)	1.65%	1.67%
Net investment income(b)	.88%	1.35	%(e)	.73	%(e)	1.36%	1.71%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.44	$ 8.47	$ 8.32	$ 10.70	$ 12.78

Income From Investment Operations
Net investment income(a)(b)	.11	.16	.09	.12	.27
Net realized and unrealized gain (loss) on investment transactions	.40	.98	.17	(2.10)	(2.02)

Net increase (decrease) in net asset value from operations	.51	1.14	.26	(1.98)	(1.75)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.17)	(.08)	(.12)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.14)	(.17)	(.11)	(.40)	(.33)

Net asset value, end of period	$ 9.81	$ 9.44	$ 8.47	$ 8.32	$ 10.70

Total Return
Total investment return based on net asset value(c)	5.52%	13.36%	3.07%	(17.68)%	(14.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,370	$83,579	$72,858	$64,028	$59,621
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.97%	.97	%(e)	.99	%(e)	.97%	.97%
Expenses, before waivers/reimbursements(d)	1.26%	1.25	%(e)	1.29	%(e)	1.35%	1.37%
Net investment income(b)	1.19%	1.59	%(e)	.99	%(e)	1.65%	2.29%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2035 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.47	$ 8.50	$ 8.34	$ 10.75	$ 12.83

Income From Investment Operations
Net investment income(a)(b)	.10	.18	.12	.14	.32
Net realized and unrealized gain (loss) on investment transactions	.43	.98	.18	(2.12)	(2.05)

Net increase (decrease) in net asset value from operations	.53	1.16	.30	(1.98)	(1.73)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.19)	(.11)	(.15)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.03)	(.28)	(.08)

Total dividends and distributions	(.17)	(.19)	(.14)	(.43)	(.35)

Net asset value, end of period	$ 9.83	$ 9.47	$ 8.50	$ 8.34	$ 10.75

Total Return
Total investment return based on net asset value(c)	5.80%	13.57%	3.48%	(17.57)%	(13.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,817	$10,841	$9,598	$13,469	$11,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.72	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	.91%	.94	%(e)	.96	%(e)	1.02%	1.03%
Net investment income(b)	1.03%	1.82	%(e)	1.32	%(e)	1.88%	2.62%
Portfolio turnover rate	24%	14%	28%	4%	4%

See footnote summary on page 245.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.62	$ 8.62	$ 8.49	$ 10.86	$ 12.89

Income From Investment Operations
Net investment income(a)(b)	.10	.16	.09	.12	.25
Net realized and unrealized gain (loss) on investment transactions	.42	.99	.14	(2.12)	(2.00)

Net increase (decrease) in net asset value from operations	.52	1.15	.23	(2.00)	(1.75)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.15)	(.06)	(.12)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.13)	(.15)	(.10)	(.37)	(.28)

Net asset value, end of period	$ 10.01	$ 9.62	$ 8.62	$ 8.49	$ 10.86

Total Return
Total investment return based on net asset value(c)	5.52%	13.22%	2.71%	(17.68)%	(13.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,232	$44,823	$52,836	$60,063	$44,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	1.03	%(e)	1.04	%(e)	1.02%	1.02%
Expenses, before waivers/reimbursements(d)	1.47%	1.27	%(e)	1.38	%(e)	1.51%	1.49%
Net investment income(b)	1.00%	1.54	%(e)	.99	%(e)	1.57%	2.12%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.51	$ 8.52	$ 8.40	$ 10.75	$ 12.78

Income From Investment Operations
Net investment income(a)(b)	.02	.08	.03	.07	.20
Net realized and unrealized gain (loss) on investment transactions	.42	.99	.14	(2.11)	(2.03)

Net increase (decrease) in net asset value from operations	.44	1.07	.17	(2.04)	(1.83)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.08)	(.01)	(.06)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.06)	(.08)	(.05)	(.31)	(.20)

Net asset value, end of period	$ 9.89	$ 9.51	$ 8.52	$ 8.40	$ 10.75

Total Return
Total investment return based on net asset value(c)	4.68%	12.47%	2.04%	(18.31)%	(14.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$843	$826	$829	$914	$1,093
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.73	%(e)	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.23%	2.01	%(e)	2.13	%(e)	2.27%	2.21%
Net investment income(b)	.21%	.79	%(e)	.29	%(e)	.95%	1.69%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.51	$ 8.52	$ 8.41	$ 10.75	$ 12.78

Income From Investment Operations
Net investment income(a)(b)	.02	.08	.02	.06	.15
Net realized and unrealized gain (loss) on investment transactions	.44	.99	.14	(2.09)	(1.98)

Net increase (decrease) in net asset value from operations	.46	1.07	.16	(2.03)	(1.83)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.08)	(.01)	(.06)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.05)	(.08)	(.05)	(.31)	(.20)

Net asset value, end of period	$ 9.92	$ 9.51	$ 8.52	$ 8.41	$ 10.75

Total Return
Total investment return based on net asset value(c)	4.85%	12.47%	1.92%	(18.21)%	(14.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,519	$2,513	$2,743	$2,200	$1,561
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.73	%(e)	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.26%	2.06	%(e)	2.14	%(e)	2.28%	2.22%
Net investment income(b)	.25%	.81	%(e)	.22	%(e)	.86%	1.30%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.69	$ 8.68	$ 8.54	$ 10.93	$ 12.95

Income From Investment Operations
Net investment income(a)(b)	.13	.17	.11	.14	.21
Net realized and unrealized gain (loss) on investment transactions	.41	1.02	.16	(2.14)	(1.93)

Net increase (decrease) in net asset value from operations	.54	1.19	.27	(2.00)	(1.72)

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.18)	(.09)	(.14)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.16)	(.18)	(.13)	(.39)	(.30)

Net asset value, end of period	$ 10.07	$ 9.69	$ 8.68	$ 8.54	$ 10.93

Total Return
Total investment return based on net asset value(c)	5.82%	13.57%	3.09%	(17.51)%	(13.61)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,398	$5,671	$7,788	$5,368	$3,254
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.73	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	1.17%	.98	%(e)	1.09	%(e)	1.21%	1.20%
Net investment income(b)	1.29%	1.69	%(e)	1.23	%(e)	1.82%	1.81%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.55	$ 8.56	$ 8.44	$ 10.79	$ 12.84

Income From Investment Operations
Net investment income(a)(b)	.07	.13	.07	.10	.25
Net realized and unrealized gain (loss) on investment transactions	.43	1.00	.14	(2.11)	(2.02)

Net increase (decrease) in net asset value from operations	.50	1.13	.21	(2.01)	(1.77)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.14)	(.05)	(.09)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.09)	(.14)	(.09)	(.34)	(.28)

Net asset value, end of period	$ 9.96	$ 9.55	$ 8.56	$ 8.44	$ 10.79

Total Return
Total investment return based on net asset value(c)	5.37%	13.08%	2.48%	(17.89)%	(14.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,257	$24,351	$23,640	$20,975	$14,496
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23%	1.23	%(e)	1.24	%(e)	1.22%	1.22%
Expenses, before waivers/reimbursements(d)	1.61%	1.59	%(e)	1.63	%(e)	1.70%	1.76%
Net investment income(b)	.76%	1.25	%(e)	.76	%(e)	1.31%	2.06%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.59	$ 8.60	$ 8.48	$ 10.85	$ 12.88

Income From Investment Operations
Net investment income(a)(b)	.11	.16	.09	.12	.27
Net realized and unrealized gain (loss) on investment transactions	.41	.99	.15	(2.12)	(2.01)

Net increase (decrease) in net asset value from operations	.52	1.15	.24	(2.00)	(1.74)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.16)	(.08)	(.12)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.13)	(.16)	(.12)	(.37)	(.29)

Net asset value, end of period	$ 9.98	$ 9.59	$ 8.60	$ 8.48	$ 10.85

Total Return
Total investment return based on net asset value(c)	5.59%	13.34%	2.74%	(17.73)%	(13.83)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,774	$64,454	$60,471	$48,452	$36,392
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.98	%(e)	.99	%(e)	.97%	.97%
Expenses, before waivers/reimbursements(d)	1.28%	1.28	%(e)	1.30	%(e)	1.39%	1.47%
Net investment income(b)	1.15%	1.53	%(e)	.99	%(e)	1.60%	2.27%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2040 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.63	$ 8.63	$ 8.51	$ 10.90	$ 12.92

Income From Investment Operations
Net investment income(a)(b)	.09	.18	.12	.14	.31
Net realized and unrealized gain (loss) on investment transactions	.46	1.01	.14	(2.14)	(2.03)

Net increase (decrease) in net asset value from operations	.55	1.19	.26	(2.00)	(1.72)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.19)	(.10)	(.14)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	(.25)	(.05)

Total dividends and distributions	(.17)	(.19)	(.14)	(.39)	(.30)

Net asset value, end of period	$ 10.01	$ 9.63	$ 8.63	$ 8.51	$ 10.90

Total Return
Total investment return based on net asset value(c)	5.86%	13.64%	2.99%	(17.52)%	(13.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,718	$9,566	$9,287	$11,225	$9,682
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.73	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	.93%	.96	%(e)	.99	%(e)	1.07%	1.14%
Net investment income(b)	.91%	1.72	%(e)	1.32	%(e)	1.87%	2.59%
Portfolio turnover rate	25%	12%	20%	5%	6%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.41	$ 8.43	$ 8.38	$ 10.76	$ 12.90

Income From Investment Operations
Net investment income(a)(b)	.10	.15	.09	.12	.26
Net realized and unrealized gain (loss) on investment transactions	.43	.97	.11	(2.14)	(2.03)

Net increase (decrease) in net asset value from operations	.53	1.12	.20	(2.02)	(1.77)

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.14)	(.10)	(.11)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.13)	(.14)	(.15)	(.36)	(.37)

Net asset value, end of period	$ 9.81	$ 9.41	$ 8.43	$ 8.38	$ 10.76

Total Return
Total investment return based on net asset value(c)	5.75%	13.15%	2.34%	(18.02)%	(14.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,489	$36,465	$38,528	$37,782	$31,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	1.03%	1.04	%(e)	1.02%	1.02%
Expenses, before waivers/reimbursements(d)	1.53%	1.43%	1.56	%(e)	1.76%	1.82%
Net investment income(b)	1.03%	1.46%	1.01	%(e)	1.58%	2.23%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.28	$ 8.31	$ 8.27	$ 10.64	$ 12.76

Income From Investment Operations
Net investment income(a)(b)	.02	.07	.03	.06	.21
Net realized and unrealized gain (loss) on investment transactions	.44	.97	.11	(2.11)	(2.03)

Net increase (decrease) in net asset value from operations	.46	1.04	.14	(2.05)	(1.82)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.05)	(.07)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.06)	(.07)	(.10)	(.32)	(.30)

Net asset value, end of period	$ 9.68	$ 9.28	$ 8.31	$ 8.27	$ 10.64

Total Return
Total investment return based on net asset value(c)	5.02%	12.43%	1.58%	(18.63)%	(14.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$321	$305	$296	$321	$314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.73%	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.33%	2.20%	2.35	%(e)	2.58%	2.54%
Net investment income(b)	.25%	.75%	.31	%(e)	.87%	1.73%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.27	$ 8.31	$ 8.26	$ 10.63	$ 12.76

Income From Investment Operations
Net investment income(a)(b)	.02	.07	.03	.06	.16
Net realized and unrealized gain (loss) on investment transactions	.44	.96	.12	(2.11)	(1.99)

Net increase (decrease) in net asset value from operations	.46	1.03	.15	(2.05)	(1.83)

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.05)	(.07)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.06)	(.07)	(.10)	(.32)	(.30)

Net asset value, end of period	$ 9.67	$ 9.27	$ 8.31	$ 8.26	$ 10.63

Total Return
Total investment return based on net asset value(c)	5.06%	12.31%	1.70%	(18.65)%	(14.68)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,807	$1,706	$1,550	$1,440	$993
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.73%	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	2.31%	2.22%	2.32	%(e)	2.53%	2.55%
Net investment income(b)	.24%	.76%	.31	%(e)	.85%	1.35%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.47	$ 8.48	$ 8.43	$ 10.83	$ 12.95

Income From Investment Operations
Net investment income(a)(b)	.12	.16	.11	.13	.25
Net realized and unrealized gain (loss) on investment transactions	.45	.99	.12	(2.14)	(1.98)

Net increase (decrease) in net asset value from operations	.57	1.15	.23	(2.01)	(1.73)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.16)	(.13)	(.14)	(.25)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.17)	(.16)	(.18)	(.39)	(.39)

Net asset value, end of period	$ 9.87	$ 9.47	$ 8.48	$ 8.43	$ 10.83

Total Return
Total investment return based on net asset value(c)	6.19%	13.51%	2.58%	(17.81)%	(13.74)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,623	$6,702	$6,481	$4,473	$2,046
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.73%	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	1.24%	1.13%	1.27	%(e)	1.46%	1.52%
Net investment income(b)	1.25%	1.62%	1.26	%(e)	1.81%	2.19%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class R
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.32	$ 8.35	$ 8.31	$ 10.70	$ 12.84

Income From Investment Operations
Net investment income(a)(b)	.08	.12	.07	.10	.20
Net realized and unrealized gain (loss) on investment transactions	.42	.98	.11	(2.13)	(1.98)

Net increase (decrease) in net asset value from operations	.50	1.10	.18	(2.03)	(1.78)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.13)	(.09)	(.11)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.10)	(.13)	(.14)	(.36)	(.36)

Net asset value, end of period	$ 9.72	$ 9.32	$ 8.35	$ 8.31	$ 10.70

Total Return
Total investment return based on net asset value(c)	5.45%	13.08%	2.11%	(18.27)%	(14.22)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,215	$18,555	$16,927	$12,833	$7,636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23%	1.23%	1.24	%(e)	1.22%	1.22%
Expenses, before waivers/reimbursements(d)	1.69%	1.69%	1.76	%(e)	1.90%	2.01%
Net investment income(b)	.80%	1.22%	.76	%(e)	1.34%	1.72%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class K
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.36	$ 8.40	$ 8.36	$ 10.74	$ 12.88

Income From Investment Operations
Net investment income(a)(b)	.11	.15	.09	.12	.27
Net realized and unrealized gain (loss) on investment transactions	.42	.97	.11	(2.13)	(2.03)

Net increase (decrease) in net asset value from operations	.53	1.12	.20	(2.01)	(1.76)

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.16)	(.11)	(.12)	(.24)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.14)	(.16)	(.16)	(.37)	(.38)

Net asset value, end of period	$ 9.75	$ 9.36	$ 8.40	$ 8.36	$ 10.74

Total Return
Total investment return based on net asset value(c)	5.84%	13.24%	2.35%	(17.95)%	(14.03)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,339	$39,787	$33,954	$26,638	$19,539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.98%	.99	%(e)	.97%	.97%
Expenses, before waivers/reimbursements(d)	1.36%	1.37%	1.43	%(e)	1.60%	1.72%
Net investment income(b)	1.14%	1.48%	1.02	%(e)	1.60%	2.29%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2045 Retirement Strategy
Class I
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 9.39	$ 8.42	$ 8.38	$ 10.78	$ 12.92

Income From Investment Operations
Net investment income(a)(b)	.07	.17	.13	.13	.30
Net realized and unrealized gain (loss) on investment transactions	.48	.98	.10	(2.13)	(2.04)

Net increase (decrease) in net asset value from operations	.55	1.15	.23	(2.00)	(1.74)

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.18)	(.14)	(.15)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)	(.25)	(.14)

Total dividends and distributions	(.17)	(.18)	(.19)	(.40)	(.40)

Net asset value, end of period	$ 9.77	$ 9.39	$ 8.42	$ 8.38	$ 10.78

Total Return
Total investment return based on net asset value(c)	6.06%	13.53%	2.64%	(17.76)%	(13.85)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,540	$4,055	$4,734	$7,694	$4,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.73%	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	1.01%	1.05%	1.10	%(e)	1.27%	1.37%
Net investment income(b)	.77%	1.71%	1.40	%(e)	1.81%	2.48%
Portfolio turnover rate	29%	17%	16%	6%	5%

See footnote summary on page 245.

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class A
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.93	$ 7.15		$ 7.06		$ 8.59	$ 9.86

Income From Investment Operations
Net investment income(a)(b)	.07	.12		.07		.09	.15	(f)
Net realized and unrealized gain (loss) on investment transactions	.35	.84		.10		(1.48)	(1.27)

Net increase (decrease) in net asset value from operations	.42	.96		.17		(1.39)	(1.12)

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.12)		(.08)		(.03)	(.14)
Distributions from net realized gain on investment transactions	(.22)	(.06)		– 0	–	(.11)	(.01)

Total dividends and distributions	(.29)	(.18)		(.08)		(.14)	(.15)

Net asset value, end of period	$ 8.06	$ 7.93		$ 7.15		$ 7.06	$ 8.59

Total Return
Total investment return based on net asset value(c)	5.74%	13.30%		2.29%		(15.77)%	(11.53)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,770	$4,223		$4,427		$3,462	$795
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	1.04	%(e)	1.04	%(e)	1.02%	1.02%
Expenses, before waivers/reimbursements(d)	2.86%	2.77	%(e)	3.56	%(e)	7.11%	54.01%
Net investment income(b)	.94%	1.45	%(e)	1.00	%(e)	1.40%	1.66	%(f)
Portfolio turnover rate	57%	32%		17%		46%	893%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class B
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.83	$ 7.08		$ 7.00		$ 8.56	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.02	.06		.02		.06	.11	(f)
Net realized and unrealized gain (loss) on investment transactions	.35	.83		.10		(1.50)	(1.29)

Net increase (decrease) in net asset value from operations	.37	.89		.12		(1.44)	(1.18)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.08)		(.04)		(.01)	(.10)
Distributions from net realized gain on investment transactions	(.22)	(.06)		– 0	–	(.11)	(.01)

Total dividends and distributions	(.23)	(.14)		(.04)		(.12)	(.11)

Net asset value, end of period	$ 7.97	$ 7.83		$ 7.08		$ 7.00	$ 8.56

Total Return
Total investment return based on net asset value(c)	5.06%	12.40%		1.66%		(16.44)%	(12.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32	$31		$31		$30	$32
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.74	%(e)	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	3.64%	3.57	%(e)	4.44	%(e)	8.64%	71.00%
Net investment income(b)	.27%	.71	%(e)	.31	%(e)	.93%	1.27	%(f)
Portfolio turnover rate	57%	32%		17%		46%	893%
See footnote summary on page 245.

232	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2050 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.84	$ 7.09	$ 7.00	$ 8.56	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.00	(g)	.05	.02	.05	.08	(f)
Net realized and unrealized gain (loss) on investment transactions	.38	.84	.11	(1.49)	(1.26)

Net increase (decrease) in net asset value from operations	.38	.89	.13	(1.44)	(1.18)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)	(.04)	(.01)	(.10)
Distributions from net realized gain on investment transactions	(.22)	(.06)	– 0	–	(.11)	(.01)

Total dividends and distributions	(.22)	(.14)	(.04)	(.12)	(.11)

Net asset value, end of period	$ 8.00	$ 7.84	$ 7.09	$ 7.00	$ 8.56

Total Return
Total investment return based on net asset value(c)	5.13%	12.39%	1.80%	(16.44)%	(12.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$345	$315	$200	$120	$52
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.74	%(e)	1.74	%(e)	1.72%	1.72%
Expenses, before waivers/reimbursements(d)	3.57%	3.50	%(e)	4.31	%(e)	8.05%	61.58%
Net investment income(b)	.01%	.60	%(e)	.22	%(e)	.81%	.94	%(f)
Portfolio turnover rate	57%	32%	17%	46%	893%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.98	$ 7.19		$ 7.09		$ 8.62	$ 9.87

Income From Investment Operations
Net investment income(a)(b)	.16	.12		.09		.10	.14
Net realized and unrealized gain (loss) on investment transactions	.29	.87		.10		(1.48)	(1.23)

Net increase (decrease) in net asset value from operations	.45	.99		.19		(1.38)	(1.09)

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.14)		(.09)		(.04)	(.15)
Distributions from net realized gain on investment transactions	(.22)	(.06)		– 0	–	(.11)	(.01)

Total dividends and distributions	(.31)	(.20)		(.09)		(.15)	(.16)

Net asset value, end of period	$ 8.12	$ 7.98		$ 7.19		$ 7.09	$ 8.62

Total Return
Total investment return based on net asset value(c)	6.10%	13.63%		2.66%		(15.66)%	(11.25)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$91	$958		$2,237		$1,178	$305
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.74	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	2.72%	2.50	%(e)	3.25	%(e)	6.75%	41.52%
Net investment income(b)	1.87%	1.51	%(e)	1.24	%(e)	1.69%	1.64%
Portfolio turnover rate	57%	32%		17%		46%	893%

See footnote summary on page 245.

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class R
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.86	$ 7.12		$ 7.06		$ 8.60	$ 9.86

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.09		.06		.07	(.03	)(f)
Net realized and unrealized gain (loss) on investment transactions	.35	.84		.10		(1.48)	(1.10)

Net increase (decrease) in net asset value from operations	.41	.93		.16		(1.41)	(1.13)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.13)		(.10)		(.02)	(.12)
Distributions from net realized gain on investment transactions	(.22)	(.06)		– 0	–	(.11)	(.01)

Total dividends and distributions	(.27)	(.19)		(.10)		(.13)	(.13)

Net asset value, end of period	$ 8.00	$ 7.86		$ 7.12		$ 7.06	$ 8.60

Total Return
Total investment return based on net asset value(c)	5.61%	12.97%		2.16%		(16.08)%	(11.67)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,403	$3,221		$2,443		$1,540	$258
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23%	1.24	%(e)	1.24	%(e)	1.22%	1.22%
Expenses, before waivers/reimbursements(d)	2.83%	2.94	%(e)	3.53	%(e)	6.38%	23.00%
Net investment income (loss)(b)	.77%	1.12	%(e)	.77	%(e)	1.12%	(.12	)%(f)
Portfolio turnover rate	57%	32%		17%		46%	893%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class K
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.89	$ 7.14		$ 7.08		$ 8.61	$ 9.86

Income From Investment Operations
Net investment income(a)(b)	.11	.12		.07		.07	.08	(f)
Net realized and unrealized gain (loss) on investment transactions	.31	.84		.10		(1.46)	(1.18)

Net increase (decrease) in net asset value from operations	.42	.96		.17		(1.39)	(1.10)

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.15)		(.11)		(.03)	(.14)
Distributions from net realized gain on investment transactions	(.22)	(.06)		– 0	–	(.11)	(.01)

Total dividends and distributions	(.30)	(.21)		(.11)		(.14)	(.15)

Net asset value, end of period	$ 8.01	$ 7.89		$ 7.14		$ 7.08	$ 8.61

Total Return
Total investment return based on net asset value(c)	5.81%	13.37%		2.33%		(15.76)%	(11.32)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,617	$11,785		$7,613		$3,959	$758
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.99	%(e)	.99	%(e)	.97%	.97%
Expenses, before waivers/reimbursements(d)	2.50%	2.65	%(e)	3.20	%(e)	6.14%	30.40%
Net investment income(b)	1.39%	1.38	%(e)	.95	%(e)	1.32%	.95	%(f)
Portfolio turnover rate	57%	32%		17%		46%	893%

See footnote summary on page 245.

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2050 Retirement Strategy
	Class I
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.91	$ 7.17		$ 7.09		$ 8.61	$ 9.87

Income From Investment Operations
Net investment income(a)(b)	.04	.14		.10		.10	.14
Net realized and unrealized gain (loss) on investment transactions	.41	.83		.11		(1.48)	(1.24)

Net increase (decrease) in net asset value from operations	.45	.97		.21		(1.38)	(1.10)

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.17)		(.13)		(.03)	(.15)
Distributions from net realized gain on investment transactions	(.22)	(.06)		– 0	–	(.11)	(.01)

Total dividends and distributions	(.32)	(.23)		(.13)		(.14)	(.16)

Net asset value, end of period	$ 8.04	$ 7.91		$ 7.17		$ 7.09	$ 8.61

Total Return
Total investment return based on net asset value(c)	6.25%	13.42%		2.84%		(15.59)%	(11.35)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,206	$1,077		$707		$787	$216
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.74	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	2.17%	2.32	%(e)	2.94	%(e)	6.02%	41.80%
Net investment income(b)	.46%	1.63	%(e)	1.31	%(e)	1.67%	1.51%
Portfolio turnover rate	57%	32%		17%		46%	893%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class A
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.88	$ 7.01	$ 6.87	$ 8.38	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.07	.12	.07	.07	.13	(f)
Net realized and unrealized gain (loss) on investment transactions	.38	.78	.08	(1.54)	(1.20)

Net increase (decrease) in net asset value from operations	.45	.90	.15	(1.47)	(1.07)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	(.01)	– 0	–	(.27)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.16)	(.03)	(.01)	(.04)	(.40)

Net asset value, end of period	$ 8.17	$ 7.88	$ 7.01	$ 6.87	$ 8.38

Total Return
Total investment return based on net asset value(c)	5.95%	12.87%	2.19%	(17.45)%	(11.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,215	$997	$867	$690	$343
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.03%	1.04	%(e)	1.04	%(e)	1.02%	1.04	%(h)
Expenses, before waivers/reimbursements(d)	7.71%	8.54	%(e)	11.83	%(e)	23.03%	98.75	%(h)
Net investment income(b)	.88%	1.43	%(e)	.99	%(e)	1.20%	1.45	%(f)
Portfolio turnover rate	46%	49%	47%	83%	42%

See footnote summary on page 245.

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class B
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.72	$ 6.88	$ 6.78	$ 8.34	$ 9.84

Income From Investment Operations
Net investment income(a)(b)	.02	.06	.02	.05	.15	(f)
Net realized and unrealized gain (loss) on investment transactions	.36	.78	.08	(1.57)	(1.28)

Net increase (decrease) in net asset value from operations	.38	.84	.10	(1.52)	(1.13)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.24)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.16)	– 0	–	– 0	–	(.04)	(.37)

Net asset value, end of period	$ 7.94	$ 7.72	$ 6.88	$ 6.78	$ 8.34

Total Return
Total investment return based on net asset value(c)	5.16%	12.21%	1.48%	(18.14)%	(11.93)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31	$26	$19	$18	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.74	%(e)	1.74	%(e)	1.72%	1.74	%(h)
Expenses, before waivers/reimbursements(d)	8.48%	9.39	%(e)	12.87	%(e)	24.65%	189.38	%(h)
Net investment income(b)	.24%	.69	%(e)	.30	%(e)	.85%	1.61	%(f)
Portfolio turnover rate	46%	49%	47%	83%	42%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Class C
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.71	$ 6.87	$ 6.77	$ 8.34	$ 9.84

Income From Investment Operations
Net investment income (loss)(a)(b)	(.02)	.05	.02	.08	.16	(f)
Net realized and unrealized gain (loss) on investment transactions	.40	.79	.08	(1.61)	(1.29)

Net increase (decrease) in net asset value from operations	.38	.84	.10	(1.53)	(1.13)

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	– 0	–	– 0	–	(.24)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.17)	– 0	–	– 0	–	(.04)	(.37)

Net asset value, end of period	$ 7.92	$ 7.71	$ 6.87	$ 6.77	$ 8.34

Total Return
Total investment return based on net asset value(c)	5.14%	12.23%	1.48%	(18.26)%	(11.93)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$191	$70	$45	$20	$37
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.73%	1.74	%(e)	1.74	%(e)	1.72%	1.74	%(h)
Expenses, before waivers/reimbursements(d)	8.31%	9.12	%(e)	12.44	%(e)	24.79%	190.03	%(h)
Net investment income (loss)(b)	(.21)%	.60	%(e)	.21	%(e)	1.34%	1.74	%(f)
Portfolio turnover rate	46%	49%	47%	83%	42%

See footnote summary on page 245.

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

2055 Retirement Strategy
Advisor Class
Year Ended August 31,
2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 7.92	$ 7.04	$ 6.90	$ 8.41	$ 9.86

Income From Investment Operations
Net investment income(a)(b)	.14	.12	.09	.10	.18
Net realized and unrealized gain (loss) on investment transactions	.33	.81	.08	(1.57)	(1.22)

Net increase (decrease) in net asset value from operations	.47	.93	.17	(1.47)	(1.04)

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.05)	(.03)	– 0	–	(.28)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.16)	(.05)	(.03)	(.04)	(.41)

Net asset value, end of period	$ 8.23	$ 7.92	$ 7.04	$ 6.90	$ 8.41

Total Return
Total investment return based on net asset value(c)	6.18%	13.23%	2.43%	(17.39)%	(11.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46	$138	$531	$248	$50
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.74	%(e)	.74	%(e)	.72%	.74	%(h)
Expenses, before waivers/reimbursements(d)	7.72%	9.44	%(e)	11.33	%(e)	22.45%	127.65	%(h)
Net investment income(b)	1.70%	1.43	%(e)	1.23	%(e)	1.68%	2.04%
Portfolio turnover rate	46%	49%	47%	83%	42%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class R
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.54	$ 6.81		$ 6.79		$ 8.38	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.06	.09		.05		.08	.04	(f)
Net realized and unrealized gain (loss) on investment transactions	.34	.78		.09		(1.58)	(1.13)

Net increase (decrease) in net asset value from operations	.40	.87		.14		(1.50)	(1.09)

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.14)		(.12)		(.05)	(.25)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.18)	(.14)		(.12)		(.09)	(.38)

Net asset value, end of period	$ 7.76	$ 7.54		$ 6.81		$ 6.79	$ 8.38

Total Return
Total investment return based on net asset value(c)	5.63%	12.70%		1.97%		(17.71)%	(11.55)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$750	$765		$484		$268	$242
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23%	1.24	%(e)	1.24	%(e)	1.22%	1.22%
Expenses, before waivers/reimbursements(d)	6.70%	7.96	%(e)	10.49	%(e)	20.50%	89.30%
Net investment income(b)	.82%	1.10	%(e)	.72	%(e)	1.33%	.51	%(f)
Portfolio turnover rate	46%	49%		47%		83%	42%

See footnote summary on page 245.

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class K
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.60	$ 6.86		$ 6.83		$ 8.41	$ 9.85

Income From Investment Operations
Net investment income(a)(b)	.09	.11		.07		.08	.19	(f)
Net realized and unrealized gain (loss) on investment transactions	.34	.79		.09		(1.57)	(1.25)

Net increase (decrease) in net asset value from operations	.43	.90		.16		(1.49)	(1.06)

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.16)		(.13)		(.05)	(.25)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.20)	(.16)		(.13)		(.09)	(.38)

Net asset value, end of period	$ 7.83	$ 7.60		$ 6.86		$ 6.83	$ 8.41

Total Return
Total investment return based on net asset value(c)	5.94%	12.95%		2.22%		(17.42)%	(11.26)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,563	$2,844		$1,906		$1,265	$302
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.98%	.99	%(e)	.99	%(e)	.97%	.97%
Expenses, before waivers/reimbursements(d)	6.35%	7.69	%(e)	10.25	%(e)	19.84%	87.41%
Net investment income(b)	1.21%	1.37	%(e)	1.00	%(e)	1.46%	2.17	%(f)
Portfolio turnover rate	46%	49%		47%		83%	42%

See footnote summary on page 245.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2055 Retirement Strategy
	Class I
	Year Ended August 31,
	2012	2011		2010		2009	2008

Net asset value, beginning of period	$ 7.62	$ 6.87		$ 6.84		$ 8.41	$ 9.86

Income From Investment Operations
Net investment income(a)(b)	.03	.14		.11		.10	.17
Net realized and unrealized gain (loss) on investment transactions	.41	.78		.06		(1.57)	(1.21)

Net increase (decrease) in net asset value from operations	.44	.92		.17		(1.47)	(1.04)

Less: Dividends and Distributions
Dividends from net investment income	(.05)	(.17)		(.14)		(.06)	(.28)
Distributions from net realized gain on investment transactions	(.16)	– 0	–	– 0	–	(.04)	(.13)

Total dividends and distributions	(.21)	(.17)		(.14)		(.10)	(.41)

Net asset value, end of period	$ 7.85	$ 7.62		$ 6.87		$ 6.84	$ 8.41

Total Return
Total investment return based on net asset value(c)	6.16%	13.32%		2.44%		(17.21)%	(11.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,668	$118		$60		$186	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.73%	.74	%(e)	.74	%(e)	.72%	.72%
Expenses, before waivers/reimbursements(d)	5.71%	7.41	%(e)	10.23	%(e)	19.85%	129.39%
Net investment income(b)	.33%	1.69	%(e)	1.58	%(e)	1.62%	2.01%
Portfolio turnover rate	46%	49%		47%		83%	42%

See footnote summary on page 245.

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on strategy distributions or redemption of strategy shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the year ended August 31, 2012, the estimated annualized blended expense ratios were .03% for Strategies 2000, 2040, 2045, 2050 and 2055, and .04% for Strategies 2005, 2010, 2015, 2020, 2025, 2030 and 2035. For the year ended August 31, 2011, the estimated annualized blended expense ratios were .05% for Strategies 2000, 2005, 2010, 2015, 2020 and 2025, and .04% for Strategies 2030 and 2035 and .03% for Strategies 2040 and 2045 and .02% for Strategies 2050 and 2055. For the year ended August 31, 2010, the estimated annualized blended expense ratios was .04% for Strategies 2000 and 2005, and .03% for Strategies 2010, 2015, 2020, 2025 and 2030 and .02% for Strategies 2035, 2040, 2045, 2050 and 2055. For the years ended August 31, 2009 and August 31, 2008, the estimated annualized blended expense ratios were .04% and .04%, respectively, for each of the Strategies.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by the Distributor.

(g)	Amount is less than $.005.

(h)	Ratios reflect expenses grossed up, where applicable for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended August 31, 2008
	2055 Strategy
Class A	1.02%
Class B	1.72%
Class C	1.72%
Advisor Class	.72%
Class R	– 0	–
Class K	– 0	–
Class I	– 0	–

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Blended Style Series, Inc. and Shareholders of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AllianceBernstein Blended Style Series, Inc. (the “Fund”) (comprising, respectively, AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, collectively the “Strategies”) as of August 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented prior to September 1, 2009, were audited by other auditors whose report dated October 27, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Strategies constituting AllianceBernstein Blended Style Series, Inc. at August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2012

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

2012 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Strategy during the taxable year ended August 31, 2012. For corporate shareholders, the following percentages of dividends paid by each Strategy qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of dividends paid by each Strategy may be considered to be qualifying to be taxed as interest-related dividends.

Strategy	Dividends Received Deduction % (corporate shareholders)	% of Qualified Interest Income (foreign shareholders)
2000 Retirement Strategy	21.10%	68.35%
2005 Retirement Strategy	30.33%	65.62%
2010 Retirement Strategy	34.25%	57.66%
2015 Retirement Strategy	46.89%	50.04%
2020 Retirement Strategy	63.64%	40.21%
2025 Retirement Strategy	79.54%	29.19%
2030 Retirement Strategy	83.49%	21.81%
2035 Retirement Strategy	73.03%	12.51%
2040 Retirement Strategy	74.61%	8.84%
2045 Retirement Strategy	89.74%	8.43%
2050 Retirement Strategy	100.00%	8.64%
2055 Retirement Strategy	55.19%	7.45%

For the taxable year ended August 31, 2012, each Strategy designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

Strategy	Qualified Dividend Income
2000 Retirement Strategy	$214,716
2005 Retirement Strategy	286,832
2010 Retirement Strategy	1,468,143
2015 Retirement Strategy	3,785,783
2020 Retirement Strategy	5,865,736
2025 Retirement Strategy	5,574,455
2030 Retirement Strategy	5,647,595
2035 Retirement Strategy	4,396,589
2040 Retirement Strategy	4,027,859
2045 Retirement Strategy	2,886,094
2050 Retirement Strategy	647,133
2055 Retirement Strategy	152,782

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2013.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

2012 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters(2) , Senior Vice President

Dokyoung Lee(2), Vice President

Christopher H. Nikolich(2) , Vice President

Patrick J. Rudden(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, each of the Strategies are made by the Adviser’s Multi-Asset Solutions Team. Messrs. Masters, Lee, Nikolich and Rudden are the members of the Adviser’s Multi-Asset Solutions Team primarily responsible for the day-to-day management of the Strategies.

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 52 (2010)	Senior Vice President of the AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	100	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 80 (2002) Chairman of the Board	Investment Adviser and an Independent Consultant since prior to 2007. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	100	None

John H. Dobkin, # 70 (2002)	Independent Consultant since prior to 2007. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	100	None

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 68 (2005)	Private Investor since prior to 2007. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	100	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2007 and Prospect Acquisition Corp. (financial services) from 2007 until 2009

D. James Guzy, # 76 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2007. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	100	Cirrus Logic Corporation (semi-conductors) and PLX Technology (semi-conductors) since prior to 2007 and Intel Corporation (semi-conductors) since prior to 2007 until 2008

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 64 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	100	None

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 60 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	100	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 71 (2005)	Private Investor since prior to 2007. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	100	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2007

Earl D. Weiner, # 73 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	100	None

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 52	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 67	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Seth J. Masters 53	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Dokyoung Lee 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Christopher H. Nikolich 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Patrick J. Rudden 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2007.

Emilie D. Wrapp 56	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2007.

Joseph J. Mantineo 53	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2007.

Phyllis J. Clarke 51	Controller	Vice President of ABIS**, with which she has been associated since prior to 2007.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of each of the portfolios listed below (each, a “Strategy” and collectively, the “Strategies”) at a meeting held on July 31-August 2, 2012:

• AllianceBernstein 2000 Retirement Strategy	• AllianceBernstein 2030 Retirement Strategy

• AllianceBernstein 2005 Retirement Strategy	• AllianceBernstein 2035 Retirement Strategy

• AllianceBernstein 2010 Retirement Strategy	• AllianceBernstein 2040 Retirement Strategy

• AllianceBernstein 2015 Retirement Strategy	• AllianceBernstein 2045 Retirement Strategy

• AllianceBernstein 2020 Retirement Strategy	• AllianceBernstein 2050 Retirement Strategy

• AllianceBernstein 2025 Retirement Strategy	• AllianceBernstein 2055 Retirement Strategy

Prior to approval of the continuance of the Advisory Agreement in respect of each Strategy the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee in respect of each Strategy, in which the Senior Officer concluded that the contractual fee for each of the Strategies was reasonable. The directors also discussed the proposed continuances in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents a particular investment style. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser. In reviewing the advisory fee for each Strategy, the directors considered that, although the Strategies invest substantially all of their assets in various portfolios of Pooling (and therefore hold very few securities), a portion of the advisory fee was attributable to the advisory services the Adviser provides to such portfolios of Pooling.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Strategies. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that each Strategy will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided such Strategy by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors and, to the extent requested and paid in respect of a Strategy, result in a higher rate of total compensation from such Strategy to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the 2000, 2005, 2050 and 2055 Strategies since each such Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

coordinating the activities of each Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Strategies under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2010 and 2011 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability of the Advisory Agreement with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the following Strategies was not profitable to it for the years indicated: (i) the 2025 and 2035 Retirement Strategies in 2011, and (ii) the 2000, 2005, 2010, 2015, 2040, 2045, 2050 and 2055 Strategies in 2010 or 2011. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the 2025 and 2035 Strategies in 2010, and the 2020 and 2030 Strategies in 2010 and 2011, was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for clients, including the portfolios of Pooling in which the Strategies invest); 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares; transfer agency fees paid by the Strategies to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the portfolios of Pooling in which the Strategies invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for each Strategy at each regular Board meeting during the year. At the August 2012 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of each Strategy as compared with that of a group of similar funds selected by Lipper (the “Performance Group”), and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s (S&P) 500 Index, the Barclays Capital U.S. Aggregate Bond Index, and a composite index (the “Composite Index”) in each case for various periods ended May 31, 2012 and (in the case of comparisons with the Composite Index) the period since inception. The Composite Index for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the MSCI All Country World (ACW) Commodity Producers Index, the Barclays Capital (BC) U.S. Aggregate Bond Index, the BofA Merrill Lynch 1-3 Year Treasury Index, the BC 1-10 Year TIPS Index, the Standard & Poor’s 500 Stock Index and the BC High Yield (2% constrained) Index. The directors noted that the weighting of the Composite Index differed for the various Strategies, depending on the extent to which a Strategy invested in equity securities.

AllianceBernstein 2000 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 5th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period. The Strategy outperformed the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s primary benchmark since January 1, 2012) in the 3-year period and the S&P 500 Index (the Strategy’s secondary benchmark since January 1, 2012) in the 5-year and the since inception periods, and essentially matched its Composite Index in the 3-year period. The Strategy lagged the three indices in all other periods. The directors noted that at their November 2011 meeting they had approved changes to the Strategy’s primary benchmark (to the Barclays Index from the S&P Index) and the secondary benchmark (to the S&P Index from the Barclays Index). Based on their review, the directors concluded that the Strategy’s performance was acceptable.

AllianceBernstein 2005 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period. The Strategy lagged the S&P 500

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the S&P Index in the 5-year period (both reference points showed negative results) and the Barclays Index in the 3-year period. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy.

AllianceBernstein 2010 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their review and their discussion with the Adviser of the reasons for the Strategy’s recent performance, the directors concluded that the Strategy’s performance was acceptable.

AllianceBernstein 2015 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2020 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, and in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their review, and their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

AllianceBernstein 2025 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 1- and 3-year periods, and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 5-year period. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2030 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2035 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2040 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

AllianceBernstein 2045 Retirement Strategy

The directors noted that the Strategy (September 2005 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2050 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

AllianceBernstein 2055 Retirement Strategy

The directors noted that the Strategy (June 2007 inception) was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods. The Strategy lagged the S&P 500 Index (the Strategy’s primary benchmark), the Barclays Capital U.S. Aggregate Bond Index (the Strategy’s secondary benchmark) and its Composite Index in all periods except that it outperformed the Barclays Index in the 3-year period. Based on their discussion with the Adviser of the reasons for the Strategy’s performance, the directors retained confidence in the Adviser’s ability to manage the Strategy. The directors determined to continue to monitor the Strategy’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as such Strategy at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges other non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer. The directors noted that the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

institutional fee schedule had lower fee rates and breakpoints at lower asset levels. As a result, the application of the institutional fee schedule to the level of assets of any Strategy would result in a fee rate lower than that being paid by the Strategy. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedule reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Strategies, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group of funds created by Lipper (an Expense Group, which Lipper described as a representative sample of funds similar to a Strategy). In the case of each of the 2015, 2025, 2035 and 2045 Strategies, because of the small number of funds in the Lipper category for each such Strategy Lipper had expanded each such Strategy’s Expense Group to include other out-of-category target date peers. Comparison information for an Expense Universe (described by Lipper as a broader group, consisting of all funds in a Strategy’s investment classification/objective with a similar load type as the Strategy) was not provided by Lipper in light of the small number of funds in each Strategy’s Lipper category. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year. The expense ratio of each Strategy reflected fee waivers and/or expense reimbursements as a result of undertakings by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in each Strategy’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Strategies by others.

The directors noted that, at each Strategy’s current size, its contractual effective advisory fee rate plus the administrative expense reimbursement (where it had not been waived by the Adviser) was lower than its Expense Group median. The directors noted that each Strategy’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group median. The directors concluded that each Strategy’s expense ratio was satisfactory.

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2012 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Strategies’ shareholders would benefit from a sharing of economies of scale in the event a Strategy’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

Pages 266-426 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. The Portfolio of Investments information has been derived from each fund’s August 31, 2012 audited financial statements, which is available upon request.

U.S. VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,173.2

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,172.8

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Portfolio Summary

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $985.6

*	All data are as of August 31, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Belgium, Czech Republic, Hong Kong, Italy, Mexico, Norway, Poland, Portugal, South Africa, Sweden, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $998.7

*	All data are as of August 31, 2012. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following countries: Argentina, Cyprus, Denmark, Germany, Indonesia, Italy, Luxembourg, Portugal and Sri Lanka.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

Portfolio Summary

SHORT DURATION BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $932.8

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,124.2

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

(Portfolio Summary continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

Portfolio Summary

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,124.2

*	All data are as of August 31, 2012. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Brazil, China, Hong Kong, India, Ireland, Italy, Kazakhstan, Lithuania, Luxembourg, Malaysia, Mexico, Norway, Qatar, Russia, South Korea, Spain, Supranational, Sweden, Switzerland and United Arab Emirates.

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $792.7

INFLATION PROTECTION BREAKDOWN*
U.S. Inflation Protected Exposure	100.1%
Non-U.S. Inflation Protected Exposure	—
Non Inflation Protected Exposure	(0.1)%

100.0

SECTOR BREAKDOWN, EXCLUDING TREASURY SECURITIES, TIPS AND INTEREST RATE DERIVATIVES*
Agencies	1.1%
Asset-Backed Securities	8.3%
Bank Loans	0.1%
Commercial Mortgage-Backed Securities	4.7%
Corporates – Investment Grade	20.8%
Corporates – Non-Investment Grade	1.0%
Governments – Sovereign Bonds	0.4%
Mortgage Pass-Thrus	3.7%
Quasi-Sovereigns	1.1%
Net Cash Equivalents	1.1%

*	All data are as of August 31, 2012. The Portfolio’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Portfolio’s total net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

Portfolio Summary

HIGH-YIELD PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $397.2

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $328.7

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

Portfolio Summary

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $328.6

*	All data are as of August 31, 2012. The Portfolio’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $547.9

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as an approximate percentage of the Portfolio’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines. The Portfolio’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Belgium, Germany, Italy, Mexico, Norway, Peru, Sweden, Switzerland, Thailand and Turkey.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

Portfolio Summary

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,688.3

TEN LARGEST HOLDINGS**

August 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Vanguard MSCI Emerging Markets ETF	$51,280,383	3.0%
iShares MSCI Emerging Markets Index Fund	24,716,547	1.5
Apple, Inc.	16,937,010	1.0
Exxon Mobil Corp.	11,079,243	0.7
Microsoft Corp.	6,253,378	0.4
Simon Property Group, Inc.	6,128,994	0.4
International Business Machines Corp.	6,098,805	0.4
Chevron Corp.	6,011,776	0.3
General Electric Co.	5,954,125	0.3
AT&T, Inc.	5,829,424	0.3
	$140,289,685	8.3%

*	All data are as of August 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 18.7%
Capital Markets – 1.7%
Morgan Stanley(a)	667,400	$10,011,000
State Street Corp.	239,800	9,975,680

		19,986,680

Commercial Banks – 6.5%
BB&T Corp.	123,100	3,882,574
CIT Group, Inc.(b)	494,200	18,660,992
KeyCorp	182,300	1,536,789
Regions Financial Corp.	403,000	2,804,880
US Bancorp	276,600	9,241,206
Wells Fargo & Co.	1,177,500	40,070,325

		76,196,766

Consumer Finance – 0.3%
Discover Financial Services	90,800	3,516,684

Diversified Financial Services – 6.7%
Bank of America Corp.(a)	1,812,400	14,481,076
Citigroup, Inc.	1,083,300	32,184,843
JPMorgan Chase & Co.	622,900	23,134,506
Leucadia National Corp.	166,900	3,568,322
Moody’s Corp.	150,900	5,975,640

		79,344,387

Insurance – 3.5%
Berkshire Hathaway, Inc.(b)	93,100	7,852,054
Chubb Corp. (The)	72,100	5,327,469
Fidelity National Financial, Inc. – Class A	325,000	6,123,000
Reinsurance Group of America, Inc. – Class A	130,900	7,689,066
Torchmark Corp.	129,500	6,627,810
Travelers Cos., Inc. (The)	74,500	4,823,130
Validus Holdings Ltd.	67,600	2,265,276

		40,707,805

		219,752,322

Health Care – 18.1%
Biotechnology – 1.5%
Gilead Sciences, Inc.(b)	201,500	11,624,535
Vertex Pharmaceuticals, Inc.(b)	106,000	5,652,980

		17,277,515

Health Care Providers & Services – 4.4%
Aetna, Inc.	95,900	3,683,519
Health Net, Inc.(b)	230,800	5,366,100
UnitedHealth Group, Inc.	380,200	20,644,860
WellPoint, Inc.	371,000	22,211,770

		51,906,249

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Pharmaceuticals – 12.2%
AstraZeneca PLC (Sponsored ADR)	366,300	$17,139,177
Johnson & Johnson	590,700	39,830,901
Merck & Co., Inc.	755,500	32,524,275
Pfizer, Inc.	1,969,400	46,989,884
Roche Holding AG (Sponsored ADR)	145,000	6,597,500

		143,081,737

		212,265,501

Consumer Discretionary – 16.2%
Auto Components – 1.6%
Lear Corp.	240,900	9,354,147
Magna International, Inc. – Class A(a)	58,100	2,513,406
TRW Automotive Holdings Corp.(b)	160,100	6,997,971

		18,865,524

Automobiles – 1.8%
Ford Motor Co.	781,400	7,298,276
General Motors Co.(a)(b)	643,600	13,740,860

		21,039,136

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(b)	270,800	7,270,980

Hotels, Restaurants & Leisure – 1.1%
MGM Resorts International(b)	1,288,800	12,707,568

Household Durables – 1.7%
Newell Rubbermaid, Inc.	558,300	10,010,319
NVR, Inc.(b)	7,400	6,128,532
Pulte Group, Inc.(b)	239,300	3,273,624

		19,412,475

Media – 6.9%
CBS Corp. – Class B	358,800	13,038,792
DIRECTV(b)	188,400	9,813,756
Gannett Co., Inc.	435,400	6,644,204
McGraw-Hill Cos., Inc. (The)	236,100	12,088,320
News Corp. – Class A	569,100	13,311,249
Time Warner Cable, Inc. – Class A	138,800	12,328,216
Viacom, Inc. – Class B	265,700	13,287,657

		80,512,194

Multiline Retail – 1.0%
Macy’s, Inc.	298,400	12,028,504

Specialty Retail – 1.5%
GameStop Corp. – Class A(a)	142,700	2,722,716
Home Depot, Inc. (The)	120,200	6,821,350
Lowe’s Cos., Inc.	246,600	7,023,168
Staples, Inc.	136,700	1,492,764

		18,059,998

		189,896,379

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 13.0%
Energy Equipment & Services – 1.8%
Helmerich & Payne, Inc.	198,800	$9,073,232
Transocean Ltd.	244,700	11,997,641

		21,070,873

Oil, Gas & Consumable Fuels – 11.2%
BP PLC (Sponsored ADR)	427,600	17,984,856
Chevron Corp.	268,500	30,114,960
Exxon Mobil Corp.	816,800	71,306,640
Marathon Oil Corp.	315,300	8,771,646
Valero Energy Corp.	111,900	3,497,994

		131,676,096

		152,746,969

Information Technology – 9.7%
Communications Equipment – 2.1%
Cisco Systems, Inc.	1,315,900	25,107,372

Computers & Peripherals – 2.2%
Dell, Inc.(a)(b)	248,000	2,626,320
Hewlett-Packard Co.	1,340,800	22,632,704

		25,259,024

IT Services – 0.7%
Visa, Inc. – Class A	60,900	7,810,425

Semiconductors & Semiconductor Equipment – 4.6%
Applied Materials, Inc.	1,317,500	15,401,575
Intel Corp.	920,200	22,848,566
Lam Research Corp.(b)	203,600	6,948,868
Micron Technology, Inc.(b)	1,469,100	9,123,111

		54,322,120

Software – 0.1%
CA, Inc.	47,600	1,239,028

		113,737,969

Consumer Staples – 8.5%
Food & Staples Retailing – 2.2%
CVS Caremark Corp.	187,400	8,536,070
Kroger Co. (The)	781,100	17,402,908

		25,938,978

Food Products – 1.1%
Archer-Daniels-Midland Co.	133,100	3,560,425
Tyson Foods, Inc. – Class A	625,300	9,792,198

		13,352,623

Household Products – 2.1%
Procter & Gamble Co. (The)	364,600	24,497,474

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 3.1%
Altria Group, Inc.	475,100	$16,134,396
Lorillard, Inc.	141,800	17,797,318
Philip Morris International, Inc.	27,700	2,473,610

		36,405,324

		100,194,399

Industrials – 6.5%
Aerospace & Defense – 1.1%
General Dynamics Corp.	152,200	9,970,622
Northrop Grumman Corp.	47,900	3,204,031

		13,174,653

Airlines – 0.7%
Delta Air Lines, Inc.(b)	920,200	7,959,730

Building Products – 0.5%
Fortune Brands Home & Security, Inc.(b)	216,885	5,530,568

Industrial Conglomerates – 3.4%
General Electric Co.	1,913,000	39,618,230

Machinery – 0.8%
Cummins, Inc.	104,300	10,128,573

		76,411,754

Utilities – 3.6%
Electric Utilities – 2.3%
Edison International	197,800	8,661,662
Great Plains Energy, Inc.	340,100	7,250,932
NV Energy, Inc.	668,000	11,716,720

		27,629,314

Gas Utilities – 0.9%
Atmos Energy Corp.	223,400	7,805,596
UGI Corp.	77,067	2,349,002

		10,154,598

Multi-Utilities – 0.4%
DTE Energy Co.	28,400	1,658,560
Public Service Enterprise Group, Inc.	81,100	2,567,626

		4,226,186

		42,010,098

Telecommunication Services – 3.3%
Diversified Telecommunication Services – 3.3%
AT&T, Inc.	618,400	22,658,176
CenturyLink, Inc.	376,600	15,915,116

		38,573,292

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 1.2%
Chemicals – 1.2%
LyondellBasell Industries NV(a)	276,100	$13,484,724

Total Common Stocks (cost $1,065,601,822)		1,159,073,407

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $12,230,426)	12,230,426	12,230,426

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $1,077,832,248)		1,171,303,833

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 1.6%
Investment Companies – 1.6%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $19,132,325)	19,132,325	19,132,325

Total Investments – 101.5% (cost $1,096,964,573)		1,190,436,158
Other assets less liabilities – (1.5)%		(17,199,684)

Net Assets – 100.0%		$1,173,236,474

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Information Technology – 35.6%
Communications Equipment – 2.7%
F5 Networks, Inc.(a)	179,180	$17,468,258
QUALCOMM, Inc.	223,600	13,742,456

		31,210,714

Computers & Peripherals – 9.6%
Apple, Inc.	153,180	101,901,463
EMC Corp./MA(a)	380,337	9,999,060

		111,900,523

Internet Software & Services – 7.6%
eBay, Inc.(a)	418,323	19,857,793
Google, Inc. – Class A(a)	77,925	53,385,638
LinkedIn Corp.(a)	63,100	6,770,630
Rackspace Hosting, Inc.(a)	154,210	9,249,516

		89,263,577

IT Services – 4.0%
Cognizant Technology Solutions Corp. – Class A(a)	493,270	31,707,396
Visa, Inc. – Class A	118,830	15,239,947

		46,947,343

Semiconductors & Semiconductor Equipment – 1.4%
Broadcom Corp. – Class A(a)	243,956	8,667,757
Xilinx, Inc.	240,030	8,139,417

		16,807,174

Software – 10.3%
ANSYS, Inc.(a)	277,040	19,309,688
Citrix Systems, Inc.(a)	385,180	29,924,634
Intuit, Inc.	275,100	16,104,354
Oracle Corp.	661,110	20,924,132
Red Hat, Inc.(a)	265,210	14,862,368
TIBCO Software, Inc.(a)	672,847	20,131,582

		121,256,758

		417,386,089

Consumer Discretionary – 15.6%
Automobiles – 0.7%
Harley-Davidson, Inc.	184,857	7,756,600

Hotels, Restaurants & Leisure – 3.5%
Chipotle Mexican Grill, Inc. – Class A(a)	62,480	18,034,227
Las Vegas Sands Corp.	213,530	9,051,537
Starbucks Corp.	283,010	14,040,126

		41,125,890

Internet & Catalog Retail – 1.3%
priceline.com, Inc.(a)	24,820	15,005,427

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 5.8%
Comcast Corp. – Class A	638,230	$21,399,852
Discovery Communications, Inc. – Class A(a)	163,146	8,946,927
Walt Disney Co. (The)	760,570	37,625,398

		67,972,177

Multiline Retail – 0.9%
Dollar General Corp.(a)	214,384	10,948,591

Textiles, Apparel & Luxury Goods – 3.4%
Coach, Inc.	387,220	22,509,098
VF Corp.	117,570	17,950,588

		40,459,686

		183,268,371

Health Care – 14.2%
Biotechnology – 4.0%
Biogen Idec, Inc.(a)	124,311	18,222,749
Celgene Corp.(a)	198,310	14,286,252
Gilead Sciences, Inc.(a)	248,575	14,340,292

		46,849,293

Health Care Equipment & Supplies – 2.6%
IDEXX Laboratories, Inc.(a)	206,180	19,599,471
Intuitive Surgical, Inc.(a)	20,960	10,307,918

		29,907,389

Health Care Providers & Services – 4.6%
McKesson Corp.	157,530	13,722,438
UnitedHealth Group, Inc.	746,506	40,535,276

		54,257,714

Life Sciences Tools & Services – 0.6%
Illumina, Inc.(a)(b)	159,160	6,697,453

Pharmaceuticals – 2.4%
Allergan, Inc./United States	258,590	22,272,357
Perrigo Co.	57,530	6,326,574

		28,598,931

		166,310,780

Industrials – 10.7%
Aerospace & Defense – 3.3%
Boeing Co. (The)	286,900	20,484,660
Precision Castparts Corp.	116,890	18,828,641

		39,313,301

Electrical Equipment – 3.7%
AMETEK, Inc.	303,377	10,408,865
Emerson Electric Co.	324,510	16,459,147

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Rockwell Automation, Inc.	111,104	$8,006,154
Roper Industries, Inc.	82,700	8,500,733

		43,374,899

Industrial Conglomerates – 2.2%
Danaher Corp.	482,459	25,845,329

Machinery – 1.5%
Dover Corp.	160,590	9,283,708
Flowserve Corp.	63,814	8,146,495

		17,430,203

		125,963,732

Energy – 9.9%
Energy Equipment & Services – 7.9%
FMC Technologies, Inc.(a)	181,530	8,502,865
Halliburton Co.	235,560	7,716,946
National Oilwell Varco, Inc.	232,490	18,320,212
Oceaneering International, Inc.	296,940	15,898,167
Schlumberger Ltd.	579,305	41,930,096

		92,368,286

Oil, Gas & Consumable Fuels – 2.0%
EOG Resources, Inc.	84,715	9,174,635
Noble Energy, Inc.	170,887	15,020,967

		24,195,602

		116,563,888

Consumer Staples – 5.3%
Food Products – 0.9%
Hershey Co. (The)	148,920	10,695,434

Personal Products – 1.2%
Estee Lauder Cos., Inc. (The) – Class A	233,980	14,027,101

Tobacco – 3.2%
Philip Morris International, Inc.	423,245	37,795,779

		62,518,314

Financials – 4.1%
Capital Markets – 1.9%
Affiliated Managers Group, Inc.(a)	103,140	12,131,327
Blackstone Group LP	766,619	10,341,690

		22,473,017

Diversified Financial Services – 2.2%
IntercontinentalExchange, Inc.(a)	183,434	25,075,428

		47,548,445

Materials – 1.8%
Chemicals – 1.4%
Monsanto Co.	185,017	16,116,831

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 0.4%
Freeport-McMoRan Copper & Gold, Inc.	127,880	$4,617,747

		20,734,578

Total Common Stocks (cost $934,742,798)		1,140,294,197

SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.15%(c) (cost $36,691,232)	36,691,232	36,691,232

Total Investments Before Security Lending Collateral for Securities Loaned – 100.3% (cost $971,434,030)		1,176,985,429

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.6%
Investment Companies – 0.6%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $6,843,880)	6,843,880	6,843,880

Total Investments – 100.9% (cost $978,277,910)		1,183,829,309
Other assets less liabilities – (0.9)%		(10,993,938)

Net Assets – 100.0%		$1,172,835,371

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

U.S. Large Cap Growth Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Financials – 22.0%
Capital Markets – 3.3%
Credit Suisse Group AG(a)	573,010	$11,041,627
Deutsche Bank AG	199,200	7,061,496
Macquarie Group Ltd.	508,000	14,193,684

		32,296,807

Commercial Banks – 12.8%
Banco do Brasil SA	1,297,200	14,813,092
Banco do Estado do Rio Grande do Sul SA (Preference Shares)	303,400	2,473,654
Banco Santander Brasil SA/Brazil (ADR)(b)	506,690	3,840,710
Bank of Montreal	126,890	7,417,096
HSBC Holdings PLC	1,522,600	13,263,811
KB Financial Group, Inc.	450,822	14,655,076
Komercni Banka AS	17,400	3,383,350
Lloyds Banking Group PLC(a)	14,026,950	7,402,245
Mitsubishi UFJ Financial Group, Inc.	2,819,800	12,889,857
National Australia Bank Ltd.	518,110	13,563,793
Societe Generale SA(a)	520,884	13,731,939
Sumitomo Mitsui Financial Group, Inc.	339,500	10,574,012
Turkiye Vakiflar Bankasi Tao – Class D	3,376,770	7,644,471
Westpac Banking Corp.	40,894	1,050,932

		126,704,038

Diversified Financial Services – 2.4%
ING Groep NV(a)	1,700,390	12,964,160
ORIX Corp.	73,640	6,852,237
Resolution Ltd.	1,090,463	3,744,433

		23,560,830

Insurance – 2.7%
Aegon NV	1,356,641	6,963,824
Allianz SE	64,680	7,081,483
Aviva PLC	982,260	5,090,950
Suncorp Group Ltd.	830,820	7,921,724

		27,057,981

Real Estate Management & Development – 0.8%
Evergrande Real Estate Group Ltd.(b)	9,529,000	3,671,142
New World Development Co., Ltd.(b)	3,136,836	3,920,527

		7,591,669

		217,211,325

Energy – 14.5%
Energy Equipment & Services – 0.9%
Seadrill Ltd.	210,680	8,647,195

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 13.6%
Banpu PCL	180,050	$2,585,687
BP PLC	4,874,310	34,190,973
China Petroleum & Chemical Corp. – Class H	7,802,000	7,369,881
ENI SpA	410,260	9,052,272
Exxaro Resources Ltd.	154,110	2,736,817
Gazprom OAO (Sponsored ADR)	1,677,110	16,333,374
JX Holdings, Inc.	1,352,100	7,040,088
LUKOIL OAO (London) (Sponsored ADR)	219,770	12,487,331
Petroleo Brasileiro SA (Sponsored ADR)	1,055,730	21,726,923
PTT PCL	440,500	4,639,062
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	453,682	15,870,864

		134,033,272

		142,680,467

Consumer Discretionary – 13.3%
Auto Components – 3.6%
Cie Generale des Etablissements Michelin – Class B	154,192	11,035,641
GKN PLC	2,077,630	7,044,710
Magna International, Inc. – Class A(b)	173,050	7,467,966
NGK Spark Plug Co., Ltd.	209,000	2,265,691
Valeo SA	156,660	7,393,003

		35,207,011

Automobiles – 6.7%
Bayerische Motoren Werke AG	67,710	4,896,552
Dongfeng Motor Group Co., Ltd. – Class H	4,526,000	5,904,338
Honda Motor Co., Ltd.	315,900	10,064,671
Kia Motors Corp.	49,140	3,222,023
Mazda Motor Corp.(a)	4,223,000	5,099,021
Nissan Motor Co., Ltd.	1,639,600	15,376,190
Renault SA	149,130	6,954,889
Volkswagen AG (Preference Shares)	81,890	14,422,617

		65,940,301

Distributors – 0.4%
Imperial Holdings Ltd.	162,480	3,943,128

Household Durables – 0.4%
Sony Corp.	377,000	4,270,320

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	197,500	3,131,630

Media – 0.4%
Fairfax Media Ltd.(b)	3,170,950	1,385,717
Informa PLC	418,700	2,700,295

		4,086,012

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.2%
Mr. Price Group Ltd.	327,240	$5,295,346
Yamada Denki Co., Ltd.	126,080	6,086,617

		11,381,963

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	1,049,000	3,051,406

		131,011,771

Materials – 10.1%
Chemicals – 3.4%
Agrium, Inc. (Toronto)	85,250	8,389,655
Air Water, Inc.	165,000	1,927,071
Arkema SA	9,284	789,248
DIC Corp.	1,557,000	2,580,549
Koninklijke DSM NV	261,029	12,253,516
OCI Co., Ltd.(b)	33,890	5,705,901
Ube Industries Ltd./Japan	960,000	2,107,167

		33,753,107

Construction Materials – 0.2%
China Shanshui Cement Group Ltd.	3,239,000	1,704,126

Metals & Mining – 6.5%
Anglo American PLC	339,820	9,436,942
Arrium Ltd.	2,742,721	1,844,179
Dowa Holdings Co., Ltd.	133,000	878,753
Goldcorp, Inc.	129,860	5,331,407
KGHM Polska Miedz SA	184,720	7,234,709
Kinross Gold Corp.	686,250	6,098,453
Rio Tinto PLC	254,170	11,096,866
Vale SA (Sponsored ADR) (Local Preference Shares)	1,365,450	22,011,054

		63,932,363

		99,389,596

Information Technology – 8.7%
Computers & Peripherals – 1.4%
Fujitsu Ltd.	2,255,000	9,221,862
Lite-On Technology Corp.	624,406	758,463
Wistron Corp.	3,809,400	4,279,294

		14,259,619

Electronic Equipment, Instruments & Components – 2.8%
AU Optronics Corp.(a)	20,511,790	6,299,762
Hon Hai Precision Industry Co., Ltd.	1,330,000	3,785,782
LG Display Co., Ltd.(a)	746,170	17,287,622

		27,373,166

Office Electronics – 0.3%
Konica Minolta Holdings, Inc.	385,000	2,868,416

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 3.8%
Advanced Semiconductor Engineering, Inc.	10,424,579	$7,847,891
GCL-Poly Energy Holdings Ltd.(b)	28,393,000	4,382,830
Samsung Electronics Co., Ltd.	7,160	7,813,579
SK Hynix, Inc.(a)(b)	469,020	8,811,075
Sumco Corp.(a)	367,700	2,791,179
Tokyo Electron Ltd.	129,400	6,113,245

		37,759,799

Software – 0.4%
Nintendo Co., Ltd.	32,000	3,609,231

		85,870,231

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 4.2%
Nippon Telegraph & Telephone Corp.	452,500	20,981,745
Telecom Italia SpA (ordinary shares)	9,707,700	9,019,403
Telecom Italia SpA (savings shares)	4,931,400	3,899,951
Vivendi SA	367,917	7,200,612

		41,101,711

Wireless Telecommunication Services – 2.8%
America Movil SAB de CV Series L (ADR)	289,640	7,411,887
China Mobile Ltd.	328,000	3,510,820
Vodafone Group PLC	5,995,507	17,290,773

		28,213,480

		69,315,191

Health Care – 6.8%
Pharmaceuticals – 6.8%
AstraZeneca PLC	571,770	26,745,559
GlaxoSmithKline PLC	421,910	9,563,078
Novartis AG	226,660	13,366,273
Roche Holding AG	96,500	17,543,072

		67,217,982

Industrials – 6.5%
Aerospace & Defense – 1.5%
Saab AB	206,600	3,678,444
Safran SA	315,589	11,033,607

		14,712,051

Airlines – 0.2%
Cathay Pacific Airways Ltd.	1,186,000	1,942,400

Building Products – 1.0%
Asahi Glass Co., Ltd.	1,648,000	10,028,916

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 0.2%
Downer EDI Ltd.(a)	486,658	$1,799,879

Construction & Engineering – 1.1%
Bouygues SA	434,310	10,793,289

Electrical Equipment – 1.0%
Sumitomo Electric Industries Ltd.	850,900	9,624,246

Industrial Conglomerates – 0.7%
Jardine Matheson Holdings Ltd.	63,200	3,406,176
Jardine Strategic Holdings Ltd.	93,000	3,093,564

		6,499,740

Machinery – 0.2%
IHI Corp.	1,003,000	2,163,467

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	326,500	6,045,421

		63,609,409

Consumer Staples – 6.2%
Beverages – 0.7%
Asahi Group Holdings Ltd.	301,500	7,316,694

Food & Staples Retailing – 1.9%
Delhaize Group SA	110,289	4,368,321
George Weston Ltd.	57,070	3,674,596
Koninklijke Ahold NV	848,300	10,491,360

		18,534,277

Food Products – 0.3%
Nestle SA	49,420	3,070,148

Tobacco – 3.3%
British American Tobacco PLC	104,970	5,501,374
Imperial Tobacco Group PLC	243,910	9,516,133
Japan Tobacco, Inc.	455,000	13,796,154
KT&G Corp.	45,890	3,474,232

		32,287,893

		61,209,012

Utilities – 3.3%
Electric Utilities – 1.1%
EDP – Energias de Portugal SA	2,982,950	7,276,716
Electricite de France SA	185,860	3,780,085

		11,056,801

Multi-Utilities – 2.2%
E.ON AG	457,620	10,502,189
National Grid PLC	684,740	7,433,151

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Veolia Environnement SA	335,910	$3,550,344

		21,485,684

		32,542,485

Total Common Stocks (cost $1,053,435,585)		970,057,469

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $11,296,821)	11,296,821	11,296,821

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $1,064,732,406)		981,354,290

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.7%
Investment Companies – 2.7%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $26,420,345)	26,420,345	26,420,345

Total Investments – 102.2% (cost $1,091,152,751)		1,007,774,635
Other assets less liabilities – (2.2)%		(22,129,589)

Net Assets – 100.0%		$985,645,046

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	143	September 2012	$3,851,154	$4,381,521	$530,367
Topix Index Futures	38	September 2012	3,381,740	3,526,023	144,283

					$674,650

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

International Value Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	34,531	GBP	22,047	11/15/12	$468,169
Credit Suisse London Branch (GFX)	USD	17,587	AUD	16,926	11/15/12	(214,399)
Credit Suisse London Branch (GFX)	USD	19,564	NOK	119,384	11/15/12	980,831
Goldman Sachs Capital Markets LP	GBP	10,742	USD	17,045	11/15/12	(7,638)
Goldman Sachs International	EUR	6,714	USD	8,205	11/15/12	(247,298)
HSBC Bank USA	EUR	4,857	USD	5,977	11/15/12	(136,886)
HSBC Bank USA	USD	36,770	EUR	29,289	11/15/12	100,263
Royal Bank of Canada	CAD	28,143	USD	28,248	11/15/12	(257,406)
Royal Bank of Canada	USD	8,647	CAD	8,593	11/15/12	56,967
Royal Bank of Scotland PLC	JPY	1,599,681	USD	20,381	11/15/12	(63,029)
Standard Chartered Bank	JPY	3,057,431	USD	38,703	11/15/12	(371,031)
State Street Bank & Trust Co.	EUR	117,612	USD	145,414	11/15/12	(2,640,180)
State Street Bank & Trust Co.	USD	4,434	EUR	3,510	11/15/12	(15,556)
UBS AG	USD	26,061	NOK	153,846	11/15/12	414,547
UBS AG	USD	48,560	SEK	326,157	11/15/12	558,344
Westpac Banking Corp.	USD	21,270	AUD	20,948	11/15/12	230,892

						$(1,143,410)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.1%
Financials – 27.4%
Capital Markets – 2.0%
UBS AG	1,800,393	$20,087,696

Commercial Banks – 10.2%
Banco Bilbao Vizcaya Argentaria SA	1,562,300	11,884,014
Banco Santander Brasil SA/Brazil (ADR)(a)	1,549,700	11,746,726
Banco Santander SA	1,777,599	12,649,103
BNP Paribas SA	276,559	11,969,507
HDFC Bank Ltd.	1,054,820	11,288,815
HSBC Holdings PLC	2,407,350	20,971,125
Intesa Sanpaolo SpA	6,458,160	10,120,277
Itau Unibanco Holding SA (ADR)	576,180	9,109,406
Sberbank of Russia (Sponsored ADR)	218,223	2,518,293

		102,257,266

Consumer Finance – 1.4%
Shriram Transport Finance Co., Ltd.	1,257,880	14,401,283

Diversified Financial Services – 1.1%
IG Group Holdings PLC	1,622,120	11,082,124

Insurance – 8.8%
Admiral Group PLC(a)	1,152,831	21,691,472
AIA Group Ltd.	8,539,600	29,514,526
Lancashire Holdings Ltd.	1,294,612	16,458,897
Prudential PLC	1,586,240	19,815,054

		87,479,949

Real Estate Management & Development – 2.9%
Daito Trust Construction Co., Ltd.	57,300	5,610,532
Hang Lung Properties Ltd.	6,838,000	23,384,887

		28,995,419

Thrifts & Mortgage Finance – 1.0%
Housing Development Finance Corp.	716,810	9,436,250

		273,739,987

Consumer Discretionary – 21.0%
Auto Components – 0.1%
Bharat Forge Ltd.	185,690	933,032

Distributors – 2.8%
Li & Fung Ltd.	17,224,000	28,052,143

Diversified Consumer Services – 2.5%
Anhanguera Educacional Participacoes SA	634,500	9,442,950
Estacio Participacoes SA	984,100	15,271,270

		24,714,220

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 3.9%
Ajisen China Holdings Ltd.(a)	11,220,800	$6,950,841
Sands China Ltd.	7,765,600	27,649,942
Sodexo	59,726	4,718,627

		39,319,410

Household Durables – 1.4%
MRV Engenharia e Participacoes SA	2,349,300	13,633,555

Media – 1.4%
Focus Media Holding Ltd. (ADR)(a)	590,070	14,191,183

Multiline Retail – 1.4%
Golden Eagle Retail Group Ltd.(a)	7,444,000	13,765,839

Specialty Retail – 5.6%
Belle International Holdings Ltd.	9,959,000	18,015,228
Indomobil Sukses Internasional TBK PT	3,242,000	1,940,609
L’Occitane International SA(a)	2,414,250	6,177,145
Nitori Holdings Co., Ltd.	134,150	13,451,810
Yamada Denki Co., Ltd.	338,460	16,339,440

		55,924,232

Textiles, Apparel & Luxury Goods – 1.9%
Cie Financiere Richemont SA	159,830	9,778,066
LVMH Moet Hennessy Louis Vuitton SA	15,480	2,522,253
Trinity Ltd.	9,862,000	6,495,172

		18,795,491

		209,329,105

Industrials – 16.8%
Air Freight & Logistics – 2.0%
Kuehne & Nagel International AG	177,862	20,214,699

Commercial Services & Supplies – 1.4%
Edenred	161,821	4,317,588
Serco Group PLC	1,098,230	9,814,521

		14,132,109

Construction & Engineering – 0.9%
Larsen & Toubro Ltd.	250,480	6,066,852
Samsung Engineering Co., Ltd.	14,500	2,472,283

		8,539,135

Industrial Conglomerates – 1.4%
Keppel Corp., Ltd.	1,551,000	13,944,631

Professional Services – 10.1%
Bureau Veritas SA(a)	197,260	18,179,497
Capita PLC	3,248,537	37,224,573
Hays PLC	7,819,368	8,536,751

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Intertek Group PLC	776,819	$34,720,628
SGS SA	929	1,871,589

		100,533,038

Road & Rail – 1.0%
DSV A/S	115,187	2,500,751
Globaltrans Investment PLC (Sponsored GDR)(b)	402,760	7,571,888

		10,072,639

		167,436,251

Consumer Staples – 11.8%
Food & Staples Retailing – 4.9%
Jeronimo Martins SGPS SA	886,677	14,825,449
Magnit OJSC (Sponsored GDR)(b)	187,890	5,983,375
Olam International Ltd.(a)	18,212,370	28,164,112

		48,972,936

Food Products – 1.0%
Unilever PLC	280,373	10,076,645

Household Products – 1.1%
Henkel AG & Co. KGaA	10,977	680,903
Reckitt Benckiser Group PLC	172,293	9,743,626

		10,424,529

Tobacco – 4.8%
British American Tobacco PLC	726,344	38,066,970
KT&G Corp.	135,409	10,251,522

		48,318,492

		117,792,602

Energy – 10.9%
Energy Equipment & Services – 2.4%
AMEC PLC	585,361	10,293,563
Saipem SpA	109,550	5,187,723
Technip SA	87,020	9,144,347

		24,625,633

Oil, Gas & Consumable Fuels – 8.5%
Afren PLC(c)	2,152,764	4,394,410
BG Group PLC	969,460	19,825,742
NovaTek OAO (Sponsored GDR)(b)	140,170	16,710,720
Suncor Energy, Inc. (New York)(a)	742,370	23,221,333
Total SA	413,650	20,623,222

		84,775,427

		109,401,060

Information Technology – 8.0%
Internet Software & Services – 2.9%
Baidu, Inc. (Sponsored ADR)(c)	149,640	16,675,882

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

MercadoLibre, Inc.	28,920	$2,301,454
Telecity Group PLC	733,919	10,135,101

		29,112,437

IT Services – 1.6%
Tata Consultancy Services Ltd.	629,678	15,205,037

Semiconductors & Semiconductor Equipment – 3.5%
Samsung Electronics Co., Ltd. (Preference Shares)	54,487	35,157,057

		79,474,531

Utilities – 1.2%
Independent Power Producers & Energy Traders – 1.2%
APR Energy PLC(a)	994,581	12,239,160

Materials – 1.0%
Chemicals – 1.0%
Filtrona PLC	1,242,017	10,539,184

Health Care – 1.0%
Health Care Providers & Services – 0.3%
Odontoprev SA	490,900	2,660,180

Life Sciences Tools & Services – 0.4%
Eurofins Scientific	32,625	4,240,721

Pharmaceuticals – 0.3%
Lupin Ltd.	248,500	2,661,427

		9,562,328

Total Common Stocks (cost $1,005,186,410)		989,514,208

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
STOXX Europe Mid 200 Index Expiration: Dec 2012, Exercise Price: EUR 230.00(c)(d) (cost $7,385,295)	350,000	1,452,759

	Shares
WARRANTS – 0.1%
Industrials – 0.1%
Industrial Conglomerates – 0.1%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(c) (cost $1,464,275)	923,120	1,379,326

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(e) (cost $2,418,529)	2,418,529	$2,418,529

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $1,016,454,509)		994,764,822

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 10.0%
Investment Companies – 10.0%
AllianceBernstein Exchange Reserves – Class I, 0.18%(e) (cost $100,018,471)	100,018,471	100,018,471

Total Investments – 109.6% (cost $1,116,472,980)		1,094,783,293
Other assets less liabilities – (9.6)%		(96,041,395)

Net Assets – 100.0%		$998,741,898

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	USD	31,093	EUR	24,929	9/14/12	$265,093
Barclays Bank PLC Wholesale	USD	15,147	JPY	1,201,227	12/14/12	209,901
BNP Paribas SA	USD	19,581	CHF	18,757	9/14/12	68,698
Citibank NA	USD	33,878	JPY	2,652,199	9/14/12	(1,164)
Citibank NA	USD	4,905	SGD	6,246	9/14/12	105,885
Credit Suisse London Branch (GFX)	AUD	8,392	USD	8,083	9/14/12	(579,778)
Credit Suisse London Branch (GFX)	CHF	7,181	USD	7,326	9/14/12	(197,242)
Deutsche Bank AG London	GBP	10,753	USD	16,545	9/14/12	(529,014)
Goldman Sachs International	GBP	46,228	USD	71,924	9/14/12	(1,476,940)
Goldman Sachs International	USD	56,587	JPY	4,455,416	9/14/12	321,868
HSBC BankUSA	EUR	26,491	USD	33,491	9/14/12	167,675
HSBC BankUSA	GBP	11,515	USD	18,174	9/14/12	(109,474)
HSBC BankUSA	HKD	758,294	USD	97,761	9/14/12	(9,748)
HSBC BankUSA	USD	6,943	NOK	42,116	9/14/12	321,466
HSBC BankUSA	USD	6,879	SGD	8,828	9/14/12	202,842
JPMorgan Chase Bank, NA	GBP	4,690	USD	7,394	12/14/12	(51,196)
Royal Bank of Canada	EUR	4,989	USD	6,230	9/14/12	(45,993)
Royal Bank of Canada	USD	28,376	CAD	29,303	9/14/12	1,344,242
Royal Bank of Scotland PLC	USD	21,642	AUD	20,822	12/14/12	(322,191)
Standard Chartered Bank	USD	9,464	BRL	19,254	10/02/12	(21,257)
State Street Bank and Trust Co.	INR	434,048	USD	7,647	9/14/12	(151,694)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

International Growth Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Co.	BRL	19,254	USD	9,126	10/02/12	$(316,078)
UBS AG	EUR	10,449	USD	12,931	9/14/12	(213,096)
UBS AG	USD	5,411	AUD	5,163	9/14/12	(81,488)
Westpac Banking Corp	USD	3,286	AUD	3,229	9/14/12	47,295

						$(1,051,388)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price		Expiration Month	U.S. $ Value
STOXX Europe Mid 200 Index (d)	350,000	EUR	190.00	December 2012	$(176,092)
(premium received $2,625,105)

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $30,265,983 or 3.0% of net assets.

(c)	Non-income producing security.

(d)	One contract relates to 50 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
INR	– Indian Rupee
JPY	– Japanese Yen
NOK	– Norwegian Krone
SGD	– Singapore Dollar

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
OJSC	– Open Joint Stock Company

See notes to financial statements.

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 36.9%
Agency ARMs – 14.6%
Federal Home Loan Mortgage Corp. 2.024%, 8/01/42(a)	U.S.$	9,484	$9,823,206
2.488%, 7/01/42(a)		12,327	12,904,084
3.002%, 6/01/37(a)		9,602	10,351,402
Series 2005 2.896%, 5/01/35(a)		3,182	3,413,851
Federal National Mortgage Association 2.138%, 8/01/42(a)		8,294	8,595,825
2.26%, 8/01/42(a)		6,690	6,949,632
2.386%, 6/01/42(a)		6,060	6,309,805
2.397%, 1/01/36(a)		1,651	1,769,764
2.451%, 5/01/42(a)		10,561	11,008,296
2.497%, 6/01/42(b)		9,835	10,257,466
2.655%, 8/01/42(a)		12,375	12,977,253
2.666%, 8/01/42(a)		12,444	13,050,597
2.726%, 6/01/42(a)		14,632	15,351,860
Series 2003 2.78%, 12/01/33(a)		814	870,699
Series 2005 2.317%, 2/01/35(b)		4,257	4,538,503
2.998%, 10/01/35(a)		2,502	2,694,419
Series 2006 3.092%, 7/01/36(a)		2,012	2,160,122
Series 2007 2.151%, 1/01/37(b)		1,030	1,091,438
Series 2009 2.739%, 7/01/38(a)		1,838	1,972,507

			136,090,729

Agency Fixed Rate 15-Year – 13.9%
Federal Home Loan Mortgage Corp. Gold 3.50%, 7/01/27		8,751	9,365,609
4.50%, 6/01/25		8,438	9,075,619
5.00%, 7/01/25		3,709	4,017,295
Series 2011 3.50%, 6/01/26		11,033	11,680,406
Federal National Mortgage Association 3.00%, TBA		27,480	28,987,108
3.50%, 3/01/26-9/01/26		42,584	45,310,009
Series 1998 6.00%, 10/01/13-12/01/13		3	3,338
Series 2001 6.00%, 11/01/16		54	58,103
Series 2002 6.00%, 12/01/17		49	53,070

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005 6.00%, 6/01/17-6/01/20	U.S.$	95	$99,900
Series 2006 6.00%, 5/01/21-1/01/22		1,863	2,050,162
Series 2007 6.00%, 2/01/22		546	603,553
Series 2012 3.00%, 3/01/27-8/01/27		17,552	18,608,688

			129,912,860

Agency Fixed Rate 30-Year – 8.4%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37-9/01/37		1,223	1,344,644
Series 2009 5.50%, 10/01/39		4,827	5,283,968
Federal National Mortgage Association 4.50%, 8/01/39-4/01/41		8,469	9,432,396
5.50%, 5/01/39		4,132	4,533,328
6.00%, 2/01/37-10/01/38		22,989	25,372,856
Series 2008 5.50%, 6/01/38		9,485	10,406,176
6.00%, 5/01/38-8/01/38		17,459	19,276,153
Series 2010 6.00%, 4/01/40		2,145	2,367,321

			78,016,842

Total Mortgage Pass-Throughs (cost $340,618,673)			344,020,431

GOVERNMENTS - TREASURIES – 32.9%
Canada – 2.0%
Canadian Government Bond 0.75%, 5/01/14	CAD	18,610	18,754,424

United States – 30.9%
U.S. Treasury Notes 0.25%, 2/28/14-4/30/14	U.S.$	45,625	45,645,813
0.625%, 4/30/13		33,270	33,370,076
0.875%, 4/30/17		5,890	5,978,350
1.00%, 8/31/16-10/31/16		25,764	26,336,470
1.375%, 11/15/12		131,466	131,789,538
2.875%, 1/31/13		44,685	45,178,993

			288,299,240

Total Governments - Treasuries (cost $306,023,692)			307,053,664

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 15.3%
Autos - Fixed Rate – 5.8%
Ally Auto Receivables Trust Series 2010-1, Class B 3.29%, 3/15/15(c)	U.S.$	5,740	$5,945,928
Series 2012-A, Class C 2.40%, 11/15/17(c)		2,415	2,481,672
AmeriCredit Automobile Receivables Trust Series 2012-2, Class A3 1.05%, 10/11/16		3,560	3,591,097
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,730	1,761,590
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		5,298	5,341,414
Series 2012-1, Class A4 1.03%, 12/15/16		1,650	1,666,912
Series 2012-1, Class C 2.09%, 7/17/17		2,960	3,005,022
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		88	87,957
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		136	136,498
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)	CAD	610	626,853
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)	U.S.$	944	943,868
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		2,471	2,474,527
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		7,560	7,632,425
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,873	2,875,787
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		2,155	2,163,303
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		2,339	2,344,246

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)	U.S.$	2,523	$2,525,592
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		3,475	3,484,713
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,243	2,246,319
World Omni Automobile Lease Securitization Trust Series 2012-A, Class A3 0.93%, 11/16/15		2,852	2,862,883

			54,198,606

Autos - Floating Rate – 2.9%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.39%, 9/15/14(b)(c)		4,360	4,362,180
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.89%, 12/15/14(b)(c)		6,070	6,096,955
Series 2010-3, Class A2 1.94%, 2/15/17(b)(c)		3,025	3,116,433
Series 2012-1, Class A 0.71%, 1/15/16(b)		4,546	4,560,548
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.79%, 10/20/14(b)(c)		5,438	5,449,333
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(b)(c)		3,765	3,773,436

			27,358,885

Credit Cards - Floating Rate – 2.7%
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.30%, 7/15/16(b)		6,000	5,994,300
Chase Issuance Trust Series 2011-A3, Class A3 0.36%, 12/15/15(b)		5,010	5,014,298
Discover Card Master Trust Series 2010-A1, Class A1 0.89%, 9/15/15(b)		7,206	7,226,768
Gracechurch Card Funding PLC Series 2012-1A, Class A2 0.935%, 2/15/17(b)(c)	EUR	2,140	2,704,606

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penarth Master Issuer PLC Series 2010-2A, Class A2 0.987%, 12/18/14(b)(c)	U.S.$	2,010	$2,013,053
Series 2012-1A, Class A1 0.807%, 3/18/14(b)(c)		2,796	2,797,723

			25,750,748

Credit Cards - Fixed Rate – 2.1%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		4,975	4,975,114
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		1,322	1,332,806
Series 2012-A3, Class A3 0.86%, 11/15/17		1,621	1,634,894
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		5,170	5,220,475
Series 2012-6, Class A 1.36%, 8/17/20		4,670	4,684,594
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,540	1,548,248

			19,396,131

Other ABS - Fixed Rate – 1.2%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	1,059	1,074,452
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	3,051	3,061,854
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)		881	881,020
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		4,980	5,014,745
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		802	802,359

			10,834,430

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.727%, 6/20/17(b)	U.S.$	3,880	$3,899,734

Home Equity Loans - Fixed Rate – 0.1%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		890	847,312
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		35	– 0	–

			847,312

Home Equity Loans - Floating Rate – 0.1%
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.517%, 1/20/36(b)		885	800,944

Total Asset-Backed Securities (cost $142,830,512)			143,086,790

CORPORATES - INVESTMENT GRADES – 7.7%
Industrial – 6.8%
Capital Goods – 1.1%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		4,990	5,061,656
Eaton Corp. 0.798%, 6/16/14(b)		2,469	2,474,548
General Dynamics Corp. 5.25%, 2/01/14		2,750	2,933,238

			10,469,442

Communications - Telecommunications – 1.0%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		4,375	4,664,397
Verizon Communications, Inc. 1.25%, 11/03/14		1,685	1,712,166
1.95%, 3/28/14		3,130	3,204,040

			9,580,603

Consumer Cyclical - Automotive – 0.5%
American Honda Finance Corp. 2.375%, 3/18/13(c)		4,534	4,578,978

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Walt Disney Co. (The) 4.50%, 12/15/13	U.S.$	934	$983,287

Consumer Cyclical - Retailers – 0.8%
Target Corp. 0.488%, 1/11/13(b)		7,016	7,021,571

Consumer Non-Cyclical – 1.6%
Baxter International, Inc. 1.80%, 3/15/13		1,051	1,058,554
Bottling Group LLC 5.00%, 11/15/13		2,669	2,813,214
Eli Lilly & Co. 4.20%, 3/06/14		2,845	3,006,166
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		2,109	2,175,126
Novartis Capital Corp. 4.125%, 2/10/14		2,855	3,001,661
Sanofi 1.625%, 3/28/14		2,445	2,487,543

			14,542,264

Energy – 0.4%
Chevron Corp. 3.95%, 3/03/14		2,885	3,033,707
ConocoPhillips 4.75%, 2/01/14		723	764,029

			3,797,736

Technology – 1.3%
Cisco Systems, Inc. 1.625%, 3/14/14		4,905	5,002,271
Oracle Corp. 4.95%, 4/15/13		2,140	2,201,255
Texas Instruments, Inc. 1.375%, 5/15/14		4,990	5,072,106

			12,275,632

			63,249,513

Financial Institutions – 0.9%
Banking – 0.4%
UnionBanCal Corp. 5.25%, 12/16/13		3,867	4,048,347

Finance – 0.5%
General Electric Capital Corp. 1.875%, 9/16/13		4,791	4,858,198

			8,906,545

Total Corporates - Investment Grades (cost $71,151,131)			72,156,058

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.0%
Non-Agency Fixed Rate CMBS – 3.0%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A2S 5.305%, 1/15/49	U.S.$	3,856	$3,887,072
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,934	2,026,089
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		5,150	5,224,653
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		2,323	2,342,034
Series 2012-CBX, Class A1 0.958%, 6/16/45		4,561	4,567,810
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,952	1,989,134
Morgan Stanley Capital I, Inc. Series 2011-C1, Class A1 2.602%, 9/15/47(c)		5,063	5,216,121
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		2,291	2,348,123

			27,601,036

Non-Agency Floating Rate CMBS – 1.5%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.55%, 3/15/22(b)(c)		2,500	2,475,352
Commercial Mortgage Pass Through Certificates Series 2005-FL11, Class D 0.58%, 11/15/17(b)(c)		669	621,971
Series 2007-FL14, Class C 0.54%, 6/15/22(b)(c)		2,839	2,547,544
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.71%, 10/15/21(b)(c)		4,900	4,591,560
Series 2007-TFLA, Class A2 0.36%, 2/15/22(b)(c)		4,126	4,007,391

			14,243,818

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		4,828	4,897,285

Total Commercial Mortgage-Backed Securities (cost $47,214,734)			46,742,139

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
Agency Fixed Rate – 2.0%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	U.S.$	8,650	$8,972,170
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		4,425	4,603,930
Series 2011-39, Class DA 3.50%, 7/25/24		5,149	5,301,956

			18,878,056

Non-Agency Floating Rate – 0.3%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)		2,968	2,424,470

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		378	383,313

Agency Floating Rate – 0.0%
Fannie Mae Whole Loan Series 2003-W13, Class AV2 0.516%, 10/25/33(b)		114	113,433
Freddie Mac Reference REMICs Series R008, Class FK 0.64%, 7/15/23(b)		167	166,840

			280,273

Total Collateralized Mortgage Obligations (cost $22,534,597)			21,966,112

INFLATION-LINKED SECURITIES – 1.2%
United States – 1.2%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS)		3,479	3,582,966
2.00%, 1/15/14 (TIPS)		6,884	7,185,469

Total Inflation-Linked Securities (cost $10,740,919)			10,768,435

GOVERNMENTS - SOVEREIGN AGENCIES – 0.7%
Netherlands – 0.7%
Achmea Hypotheekbank NV 0.792%, 11/03/14(b)(c) (cost $6,454,707)		6,456	6,435,225

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

Short Duration Bond Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(f) (cost $6,761,140)	6,761,140	$6,761,140

Total Investments – 102.8% (cost $954,330,105)		958,989,994
Other assets less liabilities – (2.8)%		(26,201,788)

Net Assets – 100.0%		$932,788,206

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,196	December 2012	$263,639,795	$263,811,439	$171,644
U.S. T-Note 5 Yr Futures	127	December 2012	15,766,263	15,832,336	66,073

Sold Contracts
U.S. T-Note 10 Yr Futures	197	December 2012	26,136,486	26,342,594	(206,108)

					$31,609

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG London	CAD	20,581	USD	20,763	9/27/12	$(105,246)

CROSS CURRENCY SWAP CONTRACTS (see Note C)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR Plus a Specified Spread	USD	1 Month LIBOR Plus a Specified Spread	$175,156

(a)	Variable rate coupon, rate shown as of August 31, 2012.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $104,332,252 or 11.2% of net assets.

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of August 31, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$35,213	$	– 0 –	0.00%

(e)	Fair valued.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
EURIBOR	– Euro Interbank Offered Rate
LIBOR	– London Interbank Offered Rates
NCUA	– National Credit Union Administration
REMICs	– Real Estate Mortgage Investment Conduits
TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

Short Duration Bond Portfolio—Portfolio of Investments

GLOBAL CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 38.1%
Austria – 1.0%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	8,285	$11,847,156

Belgium – 3.1%
Belgium Government Bond 4.00%, 3/28/18		8,285	11,798,512
Series 46 3.75%, 9/28/15		16,675	22,900,258

			34,698,770

Finland – 7.1%
Finland Government Bond 3.375%, 4/15/20		33,335	48,180,339
3.875%, 9/15/17		21,968	32,118,680

			80,299,019

Germany – 1.5%
Bundesobligation Series 162 0.75%, 2/24/17		6,340	8,127,162
Bundesrepublik Deutschland 4.25%, 7/04/39		4,903	8,879,237

			17,006,399

Japan – 8.5%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,306,350	31,632,618
Japan Government Thirty Year Bond Series 36 2.00%, 3/20/42		560,250	7,308,609
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		2,053,350	28,555,924
Series 48 2.50%, 12/21/20		1,880,000	27,674,719

			95,171,870

Mexico – 0.5%
Mexican Bonos Series M 10 7.75%, 12/14/17	MXN	60,165	5,130,862

Netherlands – 4.6%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	4,900	6,459,547
4.50%, 7/15/17(a)		30,450	45,201,670

			51,661,217

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Singapore – 1.0%
Singapore Government Bond 3.125%, 9/01/22	SGD	11,900	$11,093,779

South Africa – 1.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	100,722	13,046,034

United Kingdom – 6.6%
United Kingdom Gilt 1.75%, 1/22/17	GBP	14,110	23,629,884
2.00%, 1/22/16		5,808	9,751,319
4.50%, 12/07/42		2,978	6,188,535
4.75%, 12/07/30		16,349	35,083,080

			74,652,818

United States – 3.0%
U.S. Treasury Bonds 4.625%, 2/15/40	U.S.$	18,561	26,135,645
U.S. Treasury Notes 2.625%, 11/15/20		7,266	8,052,203

			34,187,848

Total Governments - Treasuries (cost $416,676,834)			428,795,772

CORPORATES - INVESTMENT GRADES – 29.1%
Financial Institutions – 13.7%
Banking – 9.2%
Bank of America Corp. 5.875%, 2/07/42		2,896	3,285,584
7.625%, 6/01/19		1,700	2,076,099
Series L 5.65%, 5/01/18		4,350	4,859,716
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,800	2,251,554
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	5,410	6,122,199
BNP Paribas SA 5.00%, 1/15/21		2,966	3,194,038
Capital One Financial Corp. 4.75%, 7/15/21		2,470	2,770,888
Citigroup, Inc. 4.50%, 1/14/22		465	491,458
5.50%, 4/11/13		2,900	2,978,755
6.50%, 8/19/13		2,770	2,913,256
8.50%, 5/22/19		790	1,010,645

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	4,989	$4,849,977
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.875%, 2/08/22		3,060	3,186,868
DNB Bank ASA 4.375%, 2/24/21(a)	EUR	1,675	2,404,761
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	U.S.$	2,700	3,020,854
7.50%, 2/15/19		2,855	3,424,233
HSBC Holdings PLC 4.00%, 3/30/22		5,990	6,421,957
ING Bank NV 3.75%, 3/07/17(a)		3,020	3,130,016
JPMorgan Chase & Co. 4.40%, 7/22/20		1,335	1,479,850
4.625%, 5/10/21		857	958,366
Lloyds TSB Bank PLC 4.20%, 3/28/17		3,575	3,791,716
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		651	680,035
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,850	1,943,138
Morgan Stanley 5.45%, 1/09/17		1,615	1,698,454
5.50%, 7/24/20		2,455	2,524,037
Nationwide Building Society 6.25%, 2/25/20(a)		3,415	3,770,467
Nordea Bank AB 3.125%, 3/20/17(a)		2,990	3,107,507
PNC Funding Corp. 3.30%, 3/08/22		3,020	3,205,558
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		2,740	3,138,703
Santander US Debt SAU 2.991%, 10/07/13(a)		3,400	3,355,018
Societe Generale SA 2.50%, 1/15/14(a)		1,670	1,659,312
5.20%, 4/15/21(a)		1,355	1,395,650
SouthTrust Corp. 5.80%, 6/15/14		3,315	3,538,411
Svenska Handelsbanken AB 2.875%, 4/04/17		3,000	3,124,500
UFJ Finance Aruba AEC 6.75%, 7/15/13		1,913	2,006,775
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,386	1,218,126
Vesey Street Investment Trust I 4.404%, 9/01/16		948	988,196

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Corp. 5.50%, 5/01/13	U.S.$	1,225	$1,265,184

			103,241,861

Finance – 0.6%
General Electric Capital Corp. 2.30%, 4/27/17		4,200	4,335,551
SLM Corp. Series A 5.375%, 5/15/14		2,085	2,180,858

			6,516,409

Insurance – 3.0%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		1,820	2,110,272
Berkshire Hathaway, Inc. 3.40%, 1/31/22		2,800	3,002,126
Coventry Health Care, Inc. 5.95%, 3/15/17		665	777,594
6.125%, 1/15/15		260	283,050
6.30%, 8/15/14		2,060	2,232,859
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		1,305	1,734,107
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		685	720,281
5.125%, 4/15/22		600	644,854
5.50%, 3/30/20		1,727	1,884,986
Humana, Inc. 6.30%, 8/01/18		369	431,454
6.45%, 6/01/16		285	325,604
7.20%, 6/15/18		610	737,113
Lincoln National Corp. 8.75%, 7/01/19		791	1,023,547
Markel Corp. 7.125%, 9/30/19		1,105	1,296,247
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		815	1,210,519
MetLife, Inc. 4.75%, 2/08/21		1,085	1,254,898
7.717%, 2/15/19		1,159	1,506,080
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		2,585	3,517,019
Swiss Re Solutions Holding Corp. 7.00%, 2/15/26		3,065	3,672,324
UnitedHealth Group, Inc. 4.375%, 3/15/42		3,020	3,215,019
XL Group PLC 5.25%, 9/15/14		1,920	2,040,539

			33,620,492

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Finance – 0.2%
ORIX Corp. 4.71%, 4/27/15	U.S.$	2,467	$2,606,635

REITS – 0.7%
ERP Operating LP 5.25%, 9/15/14		2,600	2,808,504
HCP, Inc. 6.00%, 1/30/17		2,195	2,504,704
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		2,373	2,478,411

			7,791,619

			153,777,016

Industrial – 12.8%
Basic – 1.7%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		2,110	2,233,025
ArcelorMittal 6.125%, 6/01/18		2,271	2,253,967
Dow Chemical Co. (The) 8.55%, 5/15/19		1,640	2,213,833
Eastman Chemical Co. 2.40%, 6/01/17		760	788,111
3.60%, 8/15/22		780	820,252
International Paper Co. 5.30%, 4/01/15		2,625	2,880,851
PPG Industries, Inc. 5.75%, 3/15/13		1,642	1,686,106
Rio Tinto Finance USA PLC 1.625%, 8/21/17		2,795	2,796,188
Teck Resources Ltd. 2.50%, 2/01/18		678	682,235
Vale Overseas Ltd. 4.375%, 1/11/22		2,353	2,411,540

			18,766,108

Capital Goods – 0.7%
ADT Corp. (The) 3.50%, 7/15/22(a)		657	682,440
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		299	320,666
John Deere Capital Corp. 2.80%, 1/27/23		2,870	2,966,369
Republic Services, Inc. 3.80%, 5/15/18		85	93,257
5.25%, 11/15/21		1,213	1,436,985
5.50%, 9/15/19		1,768	2,093,761

			7,593,478

316	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 2.4%
CBS Corp. 5.75%, 4/15/20	U.S.$	1,410	$1,692,834
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,906	2,846,257
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		1,870	2,043,196
4.75%, 10/01/14		1,200	1,289,929
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(b)		681	742,290
News America, Inc. 4.50%, 2/15/21		890	1,021,632
6.55%, 3/15/33		1,383	1,613,556
9.25%, 2/01/13		670	691,484
Omnicom Group, Inc. 3.625%, 5/01/22		1,008	1,056,804
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		2,894	3,713,306
Time Warner Cable, Inc. 7.50%, 4/01/14		1,325	1,459,470
Time Warner Entertainment Co. LP 8.375%, 3/15/23		2,680	3,749,124
Virgin Media Secured Finance PLC 5.25%, 1/15/21		1,080	1,240,180
WPP Finance 2010 4.75%, 11/21/21		417	454,896
WPP Finance UK 8.00%, 9/15/14		2,616	2,935,524

			26,550,482

Communications - Telecommunications – 1.1%
American Tower Corp. 5.05%, 9/01/20		2,750	3,006,250
AT&T Corp. 8.00%, 11/15/31		295	456,416
AT&T, Inc. 4.45%, 5/15/21		1,694	1,987,846
British Telecommunications PLC 2.00%, 6/22/15		1,215	1,242,192
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		2,586	2,758,036
Telecom Italia Capital SA 6.375%, 11/15/33		375	316,875
7.175%, 6/18/19		1,450	1,515,250

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United States Cellular Corp. 6.70%, 12/15/33	U.S.$	1,550	$1,618,752

			12,901,617

Consumer Cyclical - Automotive – 0.5%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		2,465	2,660,448
Toyota Motor Credit Corp. 3.30%, 1/12/22		3,270	3,503,203

			6,163,651

Consumer Cyclical - Entertainment – 0.5%
Time Warner, Inc. 4.70%, 1/15/21		1,460	1,674,544
7.625%, 4/15/31		2,810	3,814,595

			5,489,139

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE 5.625%, 2/15/13		3,270	3,336,780

Consumer Cyclical - Retailers – 0.2%
CVS Caremark Corp. 6.60%, 3/15/19		1,460	1,867,673

Consumer Non-Cyclical – 1.7%
Ahold Finance USA LLC 6.875%, 5/01/29		3,105	3,972,245
Baxter International, Inc. 2.40%, 8/15/22		2,810	2,826,843
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		481	514,823
5.875%, 5/15/13		2,720	2,805,849
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		3,480	3,629,703
Delhaize Group SA 5.875%, 2/01/14		775	815,016
Laboratory Corp. of America Holdings 2.20%, 8/23/17		708	718,149
3.75%, 8/23/22		341	353,901
Pepsico, Inc. 4.00%, 3/05/42		2,972	3,177,383

			18,813,912

Energy – 1.9%
Anadarko Petroleum Corp. 5.95%, 9/15/16		735	849,942
6.45%, 9/15/36		877	1,082,430

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 3.50%, 3/01/16	U.S.$	448	$475,245
5.125%, 3/01/21		760	873,327
Nabors Industries, Inc. 9.25%, 1/15/19		2,393	3,097,908
Noble Energy, Inc. 8.25%, 3/01/19		2,858	3,694,991
Noble Holding International Ltd. 4.90%, 8/01/20		251	279,986
Occidental Petroleum Corp. 1.50%, 2/15/18		2,558	2,600,890
Phillips 66 4.30%, 4/01/22(a)		3,010	3,274,916
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		2,345	2,447,269
Southwestern Energy Co. 4.10%, 3/15/22(a)		823	865,287
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		1,540	2,013,926

			21,556,117

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		2,741	2,809,525

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		505	576,665
Hewlett-Packard Co. 4.65%, 12/09/21		1,498	1,533,922
Motorola Solutions, Inc. 7.50%, 5/15/25		290	362,424
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,995	3,048,314
Xerox Corp. 2.95%, 3/15/17		1,024	1,048,629
8.25%, 5/15/14		310	344,657

			6,914,611

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		1,695	1,829,152
5.75%, 12/15/16		1,115	1,291,120

			3,120,272

Transportation - Services – 0.7%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		3,375	3,405,979

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Con-way, Inc. 6.70%, 5/01/34	U.S.$	2,144	$2,164,077
Ryder System, Inc. 5.85%, 11/01/16		930	1,066,533
7.20%, 9/01/15		908	1,055,891

			7,692,480

			143,575,845

Utility – 2.3%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		1,610	1,760,670
Constellation Energy Group, Inc. 5.15%, 12/01/20		504	582,056
FirstEnergy Corp. Series C 7.375%, 11/15/31		2,291	3,019,366
Nisource Finance Corp. 6.80%, 1/15/19		3,445	4,128,674
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		1,447	1,502,001
TECO Finance, Inc. 4.00%, 3/15/16		745	807,750
5.15%, 3/15/20		915	1,065,916
Union Electric Co. 6.70%, 2/01/19		315	404,382

			13,270,815

Natural Gas – 1.1%
Energy Transfer Partners LP 6.70%, 7/01/18		972	1,152,069
7.50%, 7/01/38		2,264	2,700,966
EQT Corp. 8.125%, 6/01/19		1,707	2,056,139
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		495	525,348
4.15%, 3/01/22		863	927,278
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		2,400	2,565,991
Williams Partners LP 5.25%, 3/15/20		2,198	2,528,586

			12,456,377

			25,727,192

320	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)	U.S.$	757	$811,800
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		2,500	2,782,075

			3,593,875

Total Corporates - Investment Grades (cost $297,447,099)			326,673,928

MORTGAGE PASS-THROUGHS – 10.5%
Agency Fixed Rate 30-Year – 8.9%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.50%, 5/01/36		82	87,879
Series 2007 5.50%, 7/01/35		2,128	2,345,920
Federal National Mortgage Association 3.50%, 12/01/41		16,923	17,951,258
4.00%, 12/01/41		39,351	42,250,639
6.00%, 5/01/31-3/01/38		4,313	4,763,242
Series 2003 5.50%, 4/01/33		1,745	1,928,445
Series 2004 5.50%, 4/01/34-11/01/34		5,574	6,158,496
Series 2005 5.50%, 2/01/35		1,370	1,513,659
6.00%, 4/01/35		4,824	5,422,211
Series 2006 5.00%, 1/01/36		5	5,297
Series 2007 4.50%, 8/01/37		485	525,122
Series 2008 6.00%, 3/01/37-5/01/38		14,951	16,577,274

			99,529,442

Agency Fixed Rate 15-Year – 1.1%
Federal National Mortgage Association 4.50%, TBA		11,145	12,031,375

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.963%, 5/01/38(c)		2,438	2,631,570

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 2.78%, 12/01/33(c)	U.S.$	1,129	$1,208,222
Series 2007 2.337%, 3/01/34(c)		2,111	2,244,762

			6,084,554

Total Mortgage Pass-Throughs (cost $112,916,093)			117,645,371

ASSET-BACKED SECURITIES – 4.4%
Autos - Fixed Rate – 2.3%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		2,334	2,336,132
Series 2011-4, Class A2 0.92%, 3/09/15		1,544	1,546,680
Series 2011-5, Class A2 1.19%, 8/08/15		1,231	1,235,534
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		93	93,018
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	4,552	4,627,455
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	2,724	2,725,904
Series 2011-B, Class A2 0.82%, 1/15/14		1,969	1,972,495
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(a)		2,315	2,328,314
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(a)		982	981,821
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(a)		2,317	2,319,888
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		2,622	2,629,992
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A2 0.81%, 10/15/13		3,247	3,250,505

			26,047,738

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.6%
American Express Credit Account Master Trust Series 2011-1, Class A 0.41%, 4/17/17(d)	U.S.$	6,685	$6,702,996
Capital One Multi-Asset Execution Trust Series 2006-A12, Class A 0.30%, 7/15/16(d)		5,500	5,494,775
Chase Issuance Trust Series 2008-A10, Class A10 0.99%, 8/17/15(d)		5,500	5,539,935

			17,737,706

Other ABS - Fixed Rate – 0.3%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,685	1,691,062
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		1,408	1,411,931
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		848	848,471

			3,951,464

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.37%, 12/25/32		417	374,373
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		422	385,860

			760,233

Home Equity Loans - Floating Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.506%, 5/25/37(d)(e)		3,715	132,893
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.497%, 1/20/35(d)		599	562,791
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.466%, 2/25/37(d)(e)		1,222	3,621

			699,305

Total Asset-Backed Securities (cost $53,995,929)			49,196,446

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.1%
Non-Agency Fixed Rate CMBS – 3.5%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	3,065	$3,511,071
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39		6,475	7,316,212
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class A4 6.003%, 6/15/49		9,364	10,653,505
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.447%, 6/15/29		6,015	6,429,704
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.093%, 6/12/46		3,075	3,554,242
Series 2006-3, Class A4 5.414%, 7/12/46		6,885	7,831,013

			39,295,747

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		4,653	5,181,621

Non-Agency Floating Rate CMBS – 0.2%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(a)(d)		1,855	1,838,728

Total Commercial Mortgage-Backed Securities (cost $41,759,972)			46,316,096

GOVERNMENTS - SOVEREIGN AGENCIES – 3.8%
Canada – 2.7%
Canada Housing Trust No 1 3.35%, 12/15/20(a)	CAD	27,715	30,751,490

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Germany – 1.1%
KFW 4.375%, 7/04/18	EUR	7,865	$11,777,265

Total Governments - Sovereign Agencies (cost $41,716,922)			42,528,755

AGENCIES – 3.6%
Agency Debentures – 3.6%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	12,000	12,445,056
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		32,305	28,582,786

Total Agencies (cost $35,867,842)			41,027,842

COVERED BONDS – 2.2%
Banco Santander SA 4.625%, 6/21/16	EUR	1,300	1,636,736
Bank of Nova Scotia 1.75%, 3/22/17(a)	U.S.$	2,900	3,001,790
BPCE SFH SA 2.75%, 2/16/17	EUR	1,800	2,417,179
3.625%, 5/12/16(a)		400	551,138
Caisse de Refinancement de l’Habitat SA 2.60%, 4/26/16		1,403	1,878,156
Cie de Financement Foncier SA 3.375%, 1/18/16		3,457	4,690,984
Credit Agricole Home Loan SFH 3.50%, 6/14/18(a)		3,000	4,183,583
Dexia Municipal Agency SA 3.50%, 9/16/16		883	1,167,280
Nationwide Building Society 3.125%, 10/13/16		2,610	3,563,083
Societe Generale SFH 3.25%, 6/06/16(a)		900	1,225,072

Total Covered Bonds (cost $23,917,130)			24,315,001

QUASI-SOVEREIGNS – 1.4%
Quasi-Sovereign Bonds – 1.4%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)	U.S.$	1,990	2,424,795

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		3,390	3,988,976

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)	U.S.$	2,782	$3,275,805

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		2,995	3,114,120

United Arab Emirates – 0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		3,300	3,460,875

Total Quasi-Sovereigns (cost $14,321,557)			16,264,571

GOVERNMENTS - SOVEREIGN BONDS – 0.7%
Lithuania – 0.2%
Republic of Lithuania 6.625%, 2/01/22(a)		1,768	2,099,500

Qatar – 0.3%
State of Qatar 4.50%, 1/20/22(a)		2,944	3,300,960

Russia – 0.2%
Russian Foreign Bond – Eurobond 7.50%, 3/31/30(a)		1,965	2,451,344

Total Governments - Sovereign Bonds (cost $6,807,251)			7,851,804

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.4%
United States – 0.4%
California GO 7.625%, 3/01/40 (cost $3,378,149)		3,310	4,452,115

SUPRANATIONALS – 0.3%
International Bank for Reconstruction & Development 9.25%, 7/15/17 (cost $2,846,909)		2,340	3,243,879

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Non-Agency Fixed Rate – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.746%, 5/25/35	U.S.$	1,548	$1,429,322

Non-Agency Floating Rate – 0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.148%, 12/25/35(d)		864	530,220
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 0.766%, 2/25/35(d)(e)		2,764	60,223

			590,443

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.865%, 5/28/35		392	338,032

Total Collateralized Mortgage Obligations (cost $5,553,922)			2,357,797

		Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(f) (cost $23,524,259)		23,524,259	23,524,259

Total Investments – 100.9% (cost $1,080,729,868)			1,134,193,636
Other assets less liabilities – (0.9)%			(9,986,795)

Net Assets – 100.0%			$1,124,206,841

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	205	December 2012	$30,700,946	$31,038,281	$(337,335)
U.S. T-Note 2 Yr Futures	98	December 2012	21,599,619	21,616,656	(17,037)

					$(354,372)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

Global Core Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	MXN	68,729	USD	5,194	9/06/12	$(10,777)
Barclays Bank PLC Wholesale	EUR	2,950	USD	3,685	9/20/12	(26,288)
Barclays Bank PLC Wholesale	USD	1,567	EUR	1,256	9/20/12	13,253
Barclays Bank PLC Wholesale	JPY	6,042,203	USD	77,339	9/27/12	153,547
BNP Paribas SA	EUR	109,146	USD	134,271	9/20/12	(3,033,812)
Deutsche Bank AG London	USD	17,881	CAD	17,849	9/27/12	216,530
Goldman Sachs Capital Markets LP	ZAR	105,403	USD	12,496	10/04/12	1,703
HSBC Bank USA	EUR	74,800	USD	91,909	10/17/12	(2,217,413)
JPMorgan Chase Bank NA	EUR	1,073	USD	1,346	9/20/12	(4,433)
JPMorgan Chase Bank NA	JPY	1,334,853	USD	16,973	9/27/12	(79,025)
JPMorgan Chase Bank NA	SGD	10,700	USD	8,562	10/05/12	(21,843)
Morgan Stanley and Co., Inc.	EUR	864	USD	1,065	9/20/12	(21,723)
Royal Bank of Canada	GBP	46,656	USD	72,759	9/20/12	(1,320,420)
Royal Bank of Canada	CAD	52,511	USD	52,769	9/27/12	(476,328)
Standard Chartered Bank	SGD	3,357	USD	2,690	10/05/12	(2,784)
State Street Bank & Trust Co.	EUR	48	USD	60	9/20/12	(1,030)

						$(6,830,843)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $201,048,277 or 17.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(c)	Variable rate coupon, rate shown as of August 31, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(e)	Illiquid security.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen
MXN	– Mexican Peso
SGD	– Singapore Dollar
ZAR	– South African Rand

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Core Bond Portfolio—Portfolio of Investments

Glossary:

ABS	– Asset-Backed Securities
ARMs	– Adjustable Rate Mortgages
CMBS	– Commercial Mortgage-Backed Securities
FHLMC	– Federal Home Loan Mortgage Corporation
GO	– General Obligation
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust
TBA	– To Be Announced

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

Global Core Bond Portfolio—Portfolio of Investments

BOND INFLATION PROTECTION PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 100.1%
United States – 100.1%
U.S. Treasury Inflation Index 0.125%, 1/15/22 (TIPS)(a)	U.S.$	23,199	$25,074,791
0.125%, 7/15/22 (TIPS)		22,528	24,408,228
0.625%, 7/15/21 (TIPS)(a)		78,015	88,291,341
1.125%, 1/15/21 (TIPS)(a)		13,806	16,141,035
1.25%, 7/15/20 (TIPS)(a)(b)		63,527	75,026,105
1.375%, 7/15/18 (TIPS)(a)		15,362	17,876,347
1.375%, 1/15/20 (TIPS)		41,951	49,623,244
1.625%, 1/15/15 (TIPS)(a)		75,573	81,016,418
1.625%, 1/15/18 (TIPS)		48,884	56,830,956
1.875%, 7/15/13-7/15/19 (TIPS)		69,179	79,427,215
1.875%, 7/15/15 (TIPS)(a)		63,257	69,547,643
2.00%, 7/15/14 (TIPS)(a)		101,531	108,265,253
2.125%, 1/15/19 (TIPS)(a)		26,599	32,363,605
2.375%, 1/15/17 (TIPS)(a)(b)		25,735	30,090,075
2.375%, 1/15/25 (TIPS)		1,217	1,633,693
2.50%, 7/15/16 (TIPS)(a)		16,034	18,575,691
2.625%, 7/15/17 (TIPS)(a)		16,266	19,591,387

Total Inflation-Linked Securities (cost $733,545,788)			793,783,027

CORPORATES - INVESTMENT GRADES – 20.4%
Industrial – 11.0%
Basic – 0.9%
Alcoa, Inc. 5.40%, 4/15/21		1,205	1,244,102
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		980	1,037,140
ArcelorMittal 6.125%, 6/01/18		769	763,233
Dow Chemical Co. (The) 5.25%, 11/15/41		945	1,077,312
8.55%, 5/15/19		637	859,885
Eastman Chemical Co. 2.40%, 6/01/17		537	556,863
3.60%, 8/15/22		573	602,570
Teck Resources Ltd. 2.50%, 2/01/18		274	275,711
4.75%, 1/15/22		710	763,134

			7,179,950

Capital Goods – 0.6%
ADT Corp. (The) 3.50%, 7/15/22(c)		462	479,889

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CRH Finance BV 7.375%, 5/28/14	EUR	1,100	$1,526,202
Embraer SA 5.15%, 6/15/22	U.S.$	550	576,125
Republic Services, Inc. 5.25%, 11/15/21		1,675	1,984,296

			4,566,512

Communications - Media – 1.9%
CBS Corp. 5.75%, 4/15/20		1,625	1,950,961
Comcast Corp. 5.15%, 3/01/20		1,745	2,077,024
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22		1,330	1,373,842
4.60%, 2/15/21		660	721,128
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(c)(d)		606	660,540
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		199	207,130
News America, Inc. 6.15%, 3/01/37-2/15/41		1,584	1,935,868
Omnicom Group, Inc. 3.625%, 5/01/22		703	737,037
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,340	1,719,361
Time Warner Cable, Inc. 7.50%, 4/01/14		1,435	1,580,634
Virgin Media Secured Finance PLC 5.25%, 1/15/21		428	491,479
WPP Finance 2010 4.75%, 11/21/21		1,737	1,894,855

			15,349,859

Communications - Telecommunications – 1.9%
American Tower Corp. 5.05%, 9/01/20		1,355	1,481,261
AT&T, Inc. 5.35%, 9/01/40		1,397	1,676,379
British Telecommunications PLC 2.00%, 6/22/15		739	755,539
5.95%, 1/15/18		253	301,886
Deutsche Telekom International Finance BV 4.875%, 3/06/42(c)		1,777	1,895,217
Koninklijke KPN NV 5.00%, 11/13/12	EUR	1,185	1,502,906

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Telecom Italia Capital SA 6.375%, 11/15/33	U.S.$	1,165	$984,425
Telefonica Emisiones SAU 5.462%, 2/16/21		835	768,200
United States Cellular Corp. 6.70%, 12/15/33		835	872,037
Verizon Communications, Inc. 7.35%, 4/01/39		1,510	2,248,792
Vodafone Group PLC 6.15%, 2/27/37		1,660	2,224,187

			14,710,829

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 3.00%, 6/12/17		670	672,469
5.00%, 5/15/18		950	1,022,469
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		1,640	1,770,034

			3,464,972

Consumer Cyclical - Other – 0.4%
Carnival PLC 4.25%, 11/27/13	EUR	1,225	1,599,756
Marriott International, Inc./DE 5.625%, 2/15/13	U.S.$	1,700	1,734,718

			3,334,474

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		2,025	2,181,711

Consumer Non-Cyclical – 0.8%
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		1,610	1,723,214
Delhaize Group SA 5.875%, 2/01/14		1,515	1,593,225
Kroger Co. (The) 3.40%, 4/15/22		1,375	1,418,230
Laboratory Corp. of America Holdings 2.20%, 8/23/17		479	485,866
3.75%, 8/23/22		240	249,080
Tyson Foods, Inc. 4.50%, 6/15/22		577	582,770

			6,052,385

Energy – 1.9%
Encana Corp. 3.90%, 11/15/21		2,060	2,122,243

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 3.50%, 3/01/16	U.S.$	230	$243,987
5.125%, 3/01/21		1,245	1,430,647
Nabors Industries, Inc. 9.25%, 1/15/19		1,064	1,377,424
Noble Energy, Inc. 8.25%, 3/01/19		1,370	1,771,217
Phillips 66 4.30%, 4/01/22(c)		2,075	2,257,625
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)		2,065	2,155,058
Southwestern Energy Co. 4.10%, 3/15/22(c)		568	597,185
Valero Energy Corp. 6.125%, 2/01/20		998	1,195,420
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		1,860	2,020,763

			15,171,569

Technology – 1.0%
Agilent Technologies, Inc. 5.00%, 7/15/20		249	284,336
Hewlett-Packard Co. 4.65%, 12/09/21		778	796,656
Intel Corp. 4.80%, 10/01/41		1,130	1,346,345
Motorola Solutions, Inc. 7.50%, 5/15/25		1,540	1,924,594
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		2,095	2,132,293
Xerox Corp. 8.25%, 5/15/14		1,425	1,584,312

			8,068,536

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.75%, 12/15/16		1,615	1,870,097

Transportation - Railroads – 0.3%
CSX Corp. 4.75%, 5/30/42		1,970	2,180,749

Transportation - Services – 0.4%
Asciano Finance Ltd. 5.00%, 4/07/18(c)		950	1,006,567
Ryder System, Inc. 3.15%, 3/02/15		1,105	1,144,075
5.85%, 11/01/16		630	722,490

			2,873,132

			87,004,775

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 6.0%
Banking – 3.1%
Bank of America Corp. 5.625%, 7/01/20	U.S.$	705	$781,631
Bank of Scotland PLC 5.625%, 5/23/13	EUR	1,190	1,544,487
Barclays Bank PLC 6.625%, 3/30/22(c)		1,245	1,557,325
Capital One Financial Corp. 7.375%, 5/23/14	U.S.$	1,445	1,595,410
Citigroup, Inc. 4.50%, 1/14/22		1,940	2,050,384
5.50%, 4/11/13		865	888,491
DNB Bank ASA 3.20%, 4/03/17(c)		2,070	2,147,190
Fifth Third Bancorp 3.50%, 3/15/22		797	828,097
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		545	601,387
6.00%, 6/15/20		685	766,402
HSBC Holdings PLC 4.00%, 3/30/22		810	868,411
5.10%, 4/05/21		1,130	1,299,836
JPMorgan Chase & Co. 4.40%, 7/22/20		715	792,579
4.50%, 1/24/22		1,120	1,243,702
Macquarie Group Ltd. 7.625%, 8/13/19(c)		720	792,929
Morgan Stanley 5.50%, 7/24/20-7/28/21		2,413	2,476,037
National Capital Trust II 5.486%, 3/23/15(c)		1,090	1,079,100
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		980	995,819
UBS AG 7.625%, 8/17/22		929	933,526
UBS AG/Stamford CT 5.875%, 7/15/16		655	711,002
Vesey Street Investment Trust I 4.404%, 9/01/16		671	699,451

			24,653,196

Finance – 0.3%
SLM Corp. 5.375%, 1/15/13		925	938,917
7.25%, 1/25/22		1,075	1,161,000

			2,099,917

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 2.1%
Allstate Corp. (The) 6.125%, 5/15/37	U.S.$	1,145	$1,175,056
American International Group, Inc. 6.40%, 12/15/20		1,660	1,972,696
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		1,330	1,429,425
6.10%, 10/01/41		760	802,102
Humana, Inc. 7.20%, 6/15/18		1,520	1,836,741
Lincoln National Corp. 8.75%, 7/01/19		550	711,695
Markel Corp. 7.125%, 9/30/19		1,067	1,251,670
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		1,585	1,691,737
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		1,410	1,918,374
Swiss Re Capital I LP 6.854%, 5/25/16(c)		1,815	1,796,850
XL Group PLC 5.25%, 9/15/14		1,590	1,689,822

			16,276,168

REITS – 0.5%
HCP, Inc. 5.375%, 2/01/21		1,877	2,148,572
Health Care REIT, Inc. 5.25%, 1/15/22		1,945	2,176,321

			4,324,893

			47,354,174

Utility – 3.0%
Electric – 1.0%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(c)		1,355	1,481,806
Constellation Energy Group, Inc. 5.15%, 12/01/20		263	303,732
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		1,680	2,182,726
Nisource Finance Corp. 6.15%, 3/01/13		695	713,634
Ohio Power Co. 5.50%, 2/15/13		350	357,353
Pacific Gas & Electric Co. 4.50%, 12/15/41		800	895,784
TECO Finance, Inc. 4.00%, 3/15/16		1,680	1,821,503

			7,756,538

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Natural Gas – 2.0%
DCP Midstream LLC 9.75%, 3/15/19(c)	U.S.$	1,290	$1,659,794
Energy Transfer Partners LP 6.125%, 2/15/17		1,645	1,891,497
Enterprise Products Operating LLC 5.20%, 9/01/20		720	844,464
EQT Corp. 8.125%, 6/01/19		1,385	1,668,280
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,439	1,527,224
4.15%, 3/01/22		625	671,551
ONEOK, Inc. 4.25%, 2/01/22		2,025	2,168,880
Spectra Energy Capital LLC 8.00%, 10/01/19		1,395	1,810,266
Talent Yield Investments Ltd. 4.50%, 4/25/22(c)		2,090	2,234,551
Williams Partners LP 3.80%, 2/15/15		1,660	1,761,761

			16,238,268

			23,994,806

Non Corporate Sectors – 0.4%
Agencies - Not Government Guaranteed – 0.4%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(c)		344	368,902
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(c)		1,292	1,436,058
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,570	1,747,143

			3,552,103

Total Corporates - Investment Grades (cost $153,531,638)			161,905,858

ASSET-BACKED SECURITIES – 8.3%
Autos - Fixed Rate – 4.2%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		1,231	1,232,195
Series 2011-4, Class A2 0.92%, 3/09/15		823	824,896
Series 2012-3, Class A3 0.96%, 1/09/17		2,415	2,434,054
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)		1,475	1,501,934

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16	U.S.$	1,335	$1,348,684
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		825	831,082
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(c)		1,258	1,259,948
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		1,443	1,443,992
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14		3,120	3,154,423
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(c)		1,240	1,247,131
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		532	531,801
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		585	587,768
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(c)		1,802	1,804,861
Series 2012-A, Class A2 0.66%, 4/15/14		2,573	2,576,039
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(c)		2,448	2,450,375
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,870	1,877,205
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(c)		2,190	2,195,823
Santander Drive Auto Receivables Trust Series 2012-3, Class A2 0.83%, 4/15/15		2,990	2,998,357
Series 2012-4, Class A2 0.79%, 8/17/15		1,502	1,506,440
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		1,195	1,196,729

			33,003,737

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 1.6%
American Express Credit Account Master Trust Series 2007-8, Class A 0.54%, 5/15/15(e)	U.S.$	3,676	$3,677,286
Series 2011-1, Class A 0.41%, 4/17/17(e)		3,350	3,359,018
Discover Card Master Trust Series 2012, Class A4 0.37%, 5/15/19(e)		1,825	1,830,906
Penarth Master Issuer PLC (1) Series 2010-2A, Class A2 0.987%, 12/18/14(c)(e)		1,700	1,702,582
Penarth Master Issuer PLC (2) Series 2012-1A, Class A1 0.807%, 3/18/14(c)(e)		2,401	2,402,479

			12,972,271

Autos - Floating Rate – 0.7%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.71%, 1/15/16(e)		3,956	3,968,661
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(c)(e)		2,075	2,079,649

			6,048,310

Other ABS - Fixed Rate – 0.7%
CIT Canada Equipment Receivables Trust Series 2012-1A, Class A1 1.705%, 7/22/13(c)	CAD	900	913,053
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(c)	U.S.$	1,192	1,195,257
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		851	853,900
Series 2012-A, Class A3 0.94%, 5/15/17		1,605	1,617,820
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		707	709,202

			5,289,232

Credit Cards - Fixed Rate – 0.7%
GE Capital Credit Card Master Note Trust Series 2012-6, Class A 1.36%, 8/17/20		3,930	3,942,281

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21	U.S.$	1,310	$1,317,017

			5,259,298

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.727%, 6/20/17(e)		3,340	3,356,987

Total Asset-Backed Securities (cost $65,716,275)			65,929,835

COMMERCIAL MORTGAGE - BACKED SECURITIES – 4.7%
Non-Agency Fixed Rate CMBS – 3.8%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		3,350	3,837,549
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		3,780	4,278,631
GS Mortgage Securities Corp. II Series 2012-GCJ7, Class A4 3.377%, 5/10/45		4,045	4,286,770
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		2,255	2,560,900
Series 2007-LD11, Class A4 6.003%, 6/15/49		3,805	4,328,766
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,665	1,743,891
LB-UBS Commercial Mortgage Trust Series 2006-C4, Class A4 6.064%, 6/15/38		3,220	3,709,466
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,360	1,385,724
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		3,265	3,713,617

			29,845,314

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.5%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.005%, 5/15/46(e)	U.S.$	3,835	$4,391,029

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A1 2.746%, 12/25/19		3,075	3,288,113

Total Commercial Mortgage-Backed Securities (cost $35,068,205)			37,524,456

MORTGAGE PASS-THROUGHS – 3.7%
Agency Fixed Rate 30-Year – 3.2%
Federal National Mortgage Association 3.50%, 12/01/41		8,798	9,332,810
6.00%, 10/01/40		14,345	15,841,714

			25,174,524

Agency ARMs – 0.5%
Federal Home Loan Mortgage Corp. 2.963%, 5/01/38(f)		1,258	1,358,230
4.825%, 11/01/35(e)		2,472	2,603,945

			3,962,175

Total Mortgage Pass-Throughs (cost $28,683,347)			29,136,699

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(c)		1,083	1,180,470

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(c)		1,328	1,618,155

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(c)		1,500	1,765,033

South Korea – 0.3%
Korea National Oil Corp. 3.125%, 4/03/17(c)		2,070	2,152,330

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(c)	U.S.$	1,695	$1,777,631

Total Quasi-Sovereigns (cost $7,965,257)			8,493,619

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $7,888,452)		7,932	8,335,707

CORPORATES - NON-INVESTMENT GRADES – 1.0%
Industrial – 0.9%
Basic – 0.2%
LyondellBasell Industries NV 5.75%, 4/15/24		1,087	1,231,028

Capital Goods – 0.3%
B/E Aerospace, Inc. 5.25%, 4/01/22		1,245	1,297,912
Ball Corp. 5.00%, 3/15/22		1,250	1,312,500

			2,610,412

Consumer Cyclical - Other – 0.3%
Host Hotels & Resorts LP 5.25%, 3/15/22(c)		830	887,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)(c)		1,245	1,263,675

			2,150,738

Consumer Cyclical - Retailers – 0.0%
Dollar General Corp. 4.125%, 7/15/17		336	349,440

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		596	637,720

			6,979,338

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

Bond Inflation Protection Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22	U.S.$	669	$725,058

Total Corporates - Non-Investment Grades (cost $7,276,069)			7,704,396

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Indonesia – 0.2%
Republic of Indonesia 5.25%, 1/17/42(c)		1,025	1,140,313

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(c)		1,445	1,620,206

Total Governments - Sovereign Bonds (cost $2,436,913)			2,760,519

BANK LOANS – 0.1%
Industrial – 0.1%
Technology – 0.1%
Lawson Software, Inc. (fka SoftBrands, Inc.) 6.25%, 4/05/18(e) (cost $1,086,996)		1,097	1,108,530

		Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(g) (cost $3,510,917)		3,510,917	3,510,917

Total Investments – 141.3% (cost $1,046,709,857)			1,120,193,563
Other assets less liabilities – (41.3)%			(327,472,112)

Net Assets – 100.0%			$792,721,451

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	129	December 2012	$19,319,132	$19,531,406	$(212,274)
U.S. T-Note 5 Yr Futures	474	December 2012	58,839,415	59,090,766	(251,351)
U.S. T-Note 10 Yr Futures	74	December 2012	9,817,766	9,895,188	(77,422)

					$(541,047)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,294	USD	1,616	9/20/12	$(10,428)
Citibank NA	EUR	5,211	USD	6,414	9/20/12	(141,275)
Citibank NA	USD	150	CAD	149	9/27/12	1,005
Royal Bank of Canada	CAD	1,047	USD	1,052	9/27/12	(9,498)
Royal Bank of Scotland PLC	EUR	6,141	USD	7,604	9/20/12	(122,496)

						$(282,692)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$33,270	6/7/13	0.627%	3 Month LIBOR	$(76,699)
Barclays Bank PLC	50,940	11/17/13	1.059%	3 Month LIBOR	(574,836)
Barclays Bank PLC	7,590	1/17/22	2.05%	3 Month LIBOR	(334,143)
JPMorgan Chase Bank, NA	8,040	5/17/21	3.268%	3 Month LIBOR	(1,281,724)
Morgan Stanley Capital Services Inc.	46,600	3/12/14	0.563%	3 Month LIBOR	(205,458)
Morgan Stanley Capital Services Inc.	3,990	3/6/42	2.804%	3 Month LIBOR	(343,260)
Morgan Stanley Capital Services Inc.	5,480	2/21/42	2.813%	3 Month LIBOR	(416,844)

					$(3,232,964)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC.:
Bank of America Corp., 5.65% 5/01/18, 9/20/17*	1.00%	2.21%	$1,320	$(72,084)	$(92,561)	$20,477

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

Bond Inflation Protection Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CSFB:
Anadarko Petroleum Corp., 5.95% 9/15/16, 9/20/17*	1.00	1.87	2,140	$(84,274)	$(76,096)	$(8,178)

				$(156,358)	$(168,657)	$12,299

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at August 31, 2012
Bank of America+	0.22%	—	$51,736,038
Bank of America	0.25%	10/11/12	29,644,532
Bank of America	0.26%	9/17/12	29,645,921
Bank of America	0.27%	9/17/12	21,121,184
Barclays+	0.21%	—	39,455,378
Barclays	0.24%	9/18/12	27,497,748
Barclays	0.25%	9/05/12	25,249,656
Barclays	0.25%	9/12/12	6,063,480
Barclays	0.25%	9/13/12	8,010,089
Barclays	0.25%	10/16/12	40,690,709
Goldman	0.27%	9/11/12	17,497,072
ING+	(0.25)%*	—	1,223,660
Warburg+	0.21%	—	18,869,642
Warburg	0.23%	9/10/12	12,640,610

			$329,345,719

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2012

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $333,539,458.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,979,322.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $62,925,383 or 7.9% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(e)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(f)	Variable rate coupon, rate shown as of August 31, 2012.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Bond Inflation Protection Portfolio—Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

Bond Inflation Protection Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 72.5%
Industrial – 58.3%
Basic – 4.1%
Aleris International, Inc. 7.625%, 2/15/18	U.S.$	1,100	$1,146,750
Arch Coal, Inc. 7.25%, 6/15/21(a)		594	536,085
Ashland, Inc. 4.75%, 8/15/22(b)		161	161,403
Calcipar SA 6.875%, 5/01/18(b)		479	473,013
Commercial Metals Co. 6.50%, 7/15/17		1,366	1,400,150
Consol Energy, Inc. 8.25%, 4/01/20		1,485	1,600,087
Huntsman International LLC 5.50%, 6/30/16(a)		400	400,500
8.625%, 3/15/21(a)		891	1,020,195
Ineos Finance PLC 7.50%, 5/01/20(b)		376	383,520
8.375%, 2/15/19(b)		425	447,313
JMC Steel Group 8.25%, 3/15/18(b)		736	752,560
LyondellBasell Industries NV 5.75%, 4/15/24		1,075	1,217,437
6.00%, 11/15/21		339	386,460
NewPage Corp. 10.00%, 5/01/12(c)		397	19,850
Nova Chemicals Corp. 8.625%, 11/01/19		501	571,140
Peabody Energy Corp. 6.00%, 11/15/18(b)		275	281,188
6.25%, 11/15/21(b)		659	670,532
7.375%, 11/01/16		545	609,037
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(b)		501	513,525
Smurfit Kappa Acquisitions 7.75%, 11/15/19(b)	EUR	500	688,645
Steel Dynamics, Inc. 6.125%, 8/15/19(b)	U.S.$	515	534,313
6.375%, 8/15/22(b)		487	504,045
TPC Group LLC 8.25%, 10/01/17		1,047	1,149,082
Weyerhaeuser Co. 7.375%, 3/15/32		685	825,765

			16,292,595

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 7.3%
Alliant Techsystems, Inc. 6.875%, 9/15/20	U.S.$	320	$343,200
Ardagh Packaging Finance PLC 7.375%, 10/15/17(b)		620	664,950
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.375%, 10/15/17(b)	EUR	650	862,536
B/E Aerospace, Inc. 5.25%, 4/01/22	U.S.$	848	884,040
Berry Plastics Corp. 9.75%, 1/15/21		1,205	1,334,537
Building Materials Corp. of America 7.00%, 2/15/20(b)		689	745,843
7.50%, 3/15/20(b)		499	546,405
Cemex Finance LLC 9.50%, 12/14/16(b)		500	510,000
CNH America LLC 7.25%, 1/15/16		935	1,051,875
CNH Capital LLC 6.25%, 11/01/16(b)		262	284,270
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	760	1,043,395
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	500	557,500
Griffon Corp. 7.125%, 4/01/18		287	300,991
HD Supply, Inc. 8.125%, 4/15/19(b)		645	699,825
Isabelle Acquisition Sub, Inc. 10.00%, 11/15/18(b)		590	622,450
KUKA AG 8.75%, 11/15/17(b)	EUR	361	502,878
Manitowoc Co., Inc. (The) 8.50%, 11/01/20	U.S.$	922	1,021,115
Masco Corp. 5.95%, 3/15/22		1,170	1,263,336
7.125%, 3/15/20		900	1,027,060
Mohawk Industries, Inc. 6.375%, 1/15/16		627	697,538
Nordenia International AG 9.75%, 7/15/17(b)	EUR	517	747,825
Plastipak Holdings, Inc. 8.50%, 12/15/15(b)	U.S.$	1,180	1,215,400
Polymer Group, Inc. 7.75%, 2/01/19		1,300	1,394,250

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19	U.S.$	712	$767,180
7.75%, 10/15/16		118	123,605
7.875%, 8/15/19		1,190	1,316,437
8.25%, 2/15/21		2,714	2,666,505
9.00%, 4/15/19		638	648,368
Sealed Air Corp. 6.875%, 7/15/33(b)		1,320	1,221,000
8.125%, 9/15/19(b)		551	612,988
8.375%, 9/15/21(b)		241	271,125
TransDigm, Inc. 7.75%, 12/15/18		1,200	1,336,500
UR Merger Sub Corp. 8.25%, 2/01/21		750	821,250
8.375%, 9/15/20		267	285,690
9.25%, 12/15/19		650	731,250

			29,123,117

Communications - Media – 7.4%
Allbritton Communications Co. 8.00%, 5/15/18		510	549,525
Cablevision Systems Corp. 8.00%, 4/15/20		785	869,388
CCO Holdings LLC/CCO Holdings Capital Corp. 6.625%, 1/31/22		580	627,850
7.00%, 1/15/19		2,250	2,446,875
7.375%, 6/01/20		750	832,500
7.875%, 4/30/18		664	720,440
8.125%, 4/30/20		219	246,375
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, 11/15/17(b)		1,015	1,089,856
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, 3/15/20		100	95,500
Series B 7.625%, 3/15/20		600	582,000
9.25%, 12/15/17		1,440	1,564,200
Crown Media Holdings, Inc. 10.50%, 7/15/19		470	518,175
CSC Holdings LLC 7.625%, 7/15/18		535	608,563
DISH DBS Corp. 6.625%, 10/01/14		970	1,048,812
6.75%, 6/01/21		1,100	1,171,500

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hughes Satellite Systems Corp. 7.625%, 6/15/21	U.S.$	965	$1,066,325
Intelsat Jackson Holdings SA 7.25%, 10/15/20		1,900	2,052,000
11.25%, 6/15/16		123	129,458
Intelsat Luxembourg SA 11.25%, 2/04/17		1,725	1,811,250
11.50%, 2/04/17(d)		1,023	1,074,294
Kabel Deutschland Holding AG 6.50%, 7/31/17(b)	EUR	640	865,366
Lamar Media Corp. 5.875%, 2/01/22	U.S.$	459	486,540
Quebecor Media, Inc. 7.75%, 3/15/16		1,178	1,214,812
RR Donnelley & Sons Co. 7.25%, 5/15/18		824	824,000
Sinclair Television Group, Inc. 8.375%, 10/15/18		600	656,250
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(b)		332	351,090
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(b)		402	435,202
Univision Communications, Inc. 6.875%, 5/15/19(b)		1,000	1,030,000
8.50%, 5/15/21(b)		950	961,875
UPCB Finance III Ltd. 6.625%, 7/01/20(b)		550	581,625
UPCB Finance V Ltd. 7.25%, 11/15/21(b)		665	724,850
XM Satellite Radio, Inc. 7.625%, 11/01/18(b)		975	1,072,500
Ziggo Bond Co. BV 8.00%, 5/15/18(b)	EUR	745	1,028,424

			29,337,420

Communications - Telecommunications – 4.7%
Crown Castle International Corp. 7.125%, 11/01/19	U.S.$	1,000	1,087,500
eAccess Ltd. 8.25%, 4/01/18(b)		646	587,860
Fairpoint Communications, Inc./Old Series 1 13.125%, 4/02/18(c)		1,966	19,661
Frontier Communications Corp. 9.00%, 8/15/31		545	572,250

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	349

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Level 3 Communications, Inc. 11.875%, 2/01/19	U.S.$	743	$828,445
Level 3 Financing, Inc. 7.00%, 6/01/20(b)		800	796,000
8.625%, 7/15/20		314	335,980
8.75%, 2/15/17		685	714,969
9.375%, 4/01/19		550	602,250
PAETEC Holding Corp. 9.875%, 12/01/18		495	560,588
Phones4u Finance PLC 9.50%, 4/01/18(b)	GBP	345	528,635
Portugal Telecom International Finance BV 5.625%, 2/08/16	EUR	725	900,515
SBA Telecommunications, Inc. 5.75%, 7/15/20(b)	U.S.$	149	155,705
Sprint Capital Corp. 6.875%, 11/15/28		1,740	1,574,700
8.75%, 3/15/32		1,180	1,191,800
Sprint Nextel Corp. 9.00%, 11/15/18(b)		945	1,115,100
Sunrise Communications Holdings SA 8.50%, 12/31/18(b)	EUR	350	482,052
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(b)		420	552,048
tw telecom holdings, Inc. 8.00%, 3/01/18	U.S.$	1,039	1,153,290
Wind Acquisition Finance SA
7.25%, 2/15/18(b)		880	807,400
11.75%, 7/15/17(b)		985	901,275
Windstream Corp. 7.50%, 4/01/23		1,465	1,486,975
7.875%, 11/01/17		675	734,062
8.125%, 9/01/18		900	958,500

			18,647,560

Consumer Cyclical - Automotive – 1.9%
Affinia Group, Inc. 9.00%, 11/30/14		380	384,750
Allison Transmission, Inc. 7.125%, 5/15/19(b)		975	1,031,062
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		427	432,871
Dana Holding Corp. 6.50%, 2/15/19		140	149,450
6.75%, 2/15/21		111	119,603
Delphi Corp. 5.875%, 5/15/19		433	467,640
6.125%, 5/15/21		325	357,500

350	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 6.75%, 6/01/18	U.S.$	760	$842,645
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		857	955,555
Meritor, Inc. 4.625%, 3/01/26(e)		200	175,750
Navistar International Corp. 8.25%, 11/01/21		1,224	1,165,860
Schaeffler Finance BV 8.50%, 2/15/19(b)		800	878,000
UCI International, Inc. 8.625%, 2/15/19		402	401,497

			7,362,183

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment, Inc. 9.75%, 12/01/20		425	469,625
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		385	418,688
Greektown Holdings LLC 10.75%, 12/01/13(f)(g)(h)		525	– 0	–
NAI Entertainment Holdings LLC 8.25%, 12/15/17(b)		837	933,255
Regal Entertainment Group 9.125%, 8/15/18(a)		1,020	1,137,300

			2,958,868

Consumer Cyclical - Other – 4.3%
Broder Brothers Co. 12.00%, 10/15/13(b)(d)		354	349,145
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		825	519,750
Chester Downs & Marina LLC 9.25%, 2/01/20(b)		456	460,560
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 1/15/16		1,111	1,180,437
DR Horton, Inc. 6.50%, 4/15/16		1,180	1,309,800
Host Hotels & Resorts LP Series Q 6.75%, 6/01/16		760	780,900
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		545	579,063
Lennar Corp. Series B 6.50%, 4/15/16		1,260	1,345,050

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	351

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

M/I Homes, Inc. 8.625%, 11/15/18	U.S.$	790	$840,362
Marina District Finance Co., Inc. 9.875%, 8/15/18(a)		745	717,994
MGM Resorts International 6.625%, 7/15/15		1,222	1,273,935
7.75%, 3/15/22		315	317,363
NCL Corp., Ltd. 9.50%, 11/15/18		293	322,300
11.75%, 11/15/16		500	576,250
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		1,885	1,946,262
Ryland Group, Inc. (The) 6.625%, 5/01/20		335	353,425
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		703	782,088
Standard Pacific Corp. 8.375%, 5/15/18		500	560,000
Station Casinos, Inc. 6.625%, 3/15/18(c)(g)(h)		3,610	– 0	–
Toll Brothers Finance Corp. 5.875%, 2/15/22		525	572,281
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		1,900	2,123,250

			16,910,215

Consumer Cyclical - Restaurants – 0.2%
CKE Restaurants, Inc. 11.375%, 7/15/18		675	777,094

Consumer Cyclical - Retailers – 2.6%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		357	394,485
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19		960	1,034,400
Dollar General Corp. 4.125%, 7/15/17		486	505,440
J Crew Group, Inc. 8.125%, 3/01/19(a)		1,040	1,088,100
JC Penney Corp., Inc. 6.375%, 10/15/36		250	197,500
7.40%, 4/01/37		513	441,180
7.95%, 4/01/17		785	792,850
Limited Brands, Inc.
5.625%, 2/15/22		503	529,408
6.625%, 4/01/21		400	448,000
6.90%, 7/15/17		1,063	1,209,162

352	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Michaels Stores, Inc. 7.75%, 11/01/18	U.S.$	500	$532,500
Rite Aid Corp. 8.00%, 8/15/20		1,000	1,125,000
10.25%, 10/15/19		648	730,620
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		606	652,208
Toys R US-Delaware, Inc. 7.375%, 9/01/16(b)		805	811,037

			10,491,890

Consumer Non-Cyclical – 10.0%
Alere, Inc. 8.625%, 10/01/18		800	826,000
AMGH Merger Sub, Inc. 9.25%, 11/01/18(b)		1,299	1,406,167
ARAMARK Corp. 8.50%, 2/01/15		1,710	1,752,767
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18		405	401,963
Biomet, Inc. 11.625%, 10/15/17		448	478,800
Capsugel FinanceCo SCA 9.875%, 8/01/19(b)	EUR	740	1,051,772
Care UK Health & Social Care PLC 9.75%, 8/01/17(b)	GBP	510	850,294
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(d)	U.S.$	372	381,300
CHS/Community Health Systems, Inc. 7.125%, 7/15/20		401	420,048
8.00%, 11/15/19		309	333,720
Constellation Brands, Inc. 6.00%, 5/01/22		1,107	1,243,991
ConvaTec Healthcare E SA 10.50%, 12/15/18(b)		386	411,090
Del Monte Corp. 7.625%, 2/15/19		595	594,256
Dole Food Co., Inc. 8.00%, 10/01/16(b)		500	522,500
Elan Finance PLC/Elan Finance Corp. 8.75%, 10/15/16		500	542,500
Elizabeth Arden, Inc. 7.375%, 3/15/21		445	493,950
Emergency Medical Services Corp. 8.125%, 6/01/19		1,123	1,198,802
Endo Health Solutions, Inc. 7.00%, 7/15/19		195	210,600
7.25%, 1/15/22		255	276,994

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	353

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Fresenius Medical Care US Finance, Inc. 6.50%, 9/15/18(b)	U.S.$	385	$431,681
Grifols, Inc. 8.25%, 2/01/18		700	770,000
HCA Holdings, Inc. 7.75%, 5/15/21		700	761,250
HCA, Inc. 6.375%, 1/15/15		2,748	2,930,055
6.50%, 2/15/20		3,125	3,433,594
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19		375	357,656
Jarden Corp. 7.50%, 1/15/20		280	309,400
JBS USA LLC/JBS USA Finance, Inc. 7.25%, 6/01/21(b)		215	196,725
8.25%, 2/01/20(b)		764	725,800
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18(b)		1,015	1,032,762
Mead Products LLC/ACCO Brands Corp. 6.75%, 4/30/20(b)		401	424,058
Minerva Luxembourg SA 12.25%, 2/10/22(b)		325	372,125
Mylan, Inc./PA 7.875%, 7/15/20(b)		750	847,500
New Albertsons, Inc. 7.45%, 8/01/29		1,870	1,103,300
Party City Holdings, Inc. 8.875%, 8/01/20(b)		640	676,800
Pharmaceutical Product Development, Inc. 9.50%, 12/01/19(b)		995	1,109,425
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 8.25%, 9/01/17		825	874,500
Post Holdings, Inc. 7.375%, 2/15/22(b)		319	336,146
Priory Group No 3 PLC 7.00%, 2/15/18(b)	GBP	525	839,874
PSS World Medical Inc. 6.375%, 3/01/22	U.S.$	500	528,750
R&R Ice Cream PLC 8.375%, 11/15/17(b)	EUR	600	792,414
Select Medical Holdings Corp. 6.494%, 9/15/15(i)	U.S.$	500	497,500
Spectrum Brands, Inc. 6.75%, 3/15/20(b)		900	945,000
Stater Bros Holdings, Inc. 7.375%, 11/15/18		390	419,250

354	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

STHI Holding Corp. 8.00%, 3/15/18(b)	U.S.$	175	$186,375
Tenet Healthcare Corp. 8.875%, 7/01/19		900	1,023,750
United Surgical Partners International, Inc. 9.00%, 4/01/20(b)		382	410,173
Universal Hospital Services, Inc. 4.111%, 6/01/15(i)		895	882,694
Valeant Pharmaceuticals International 6.875%, 12/01/18(b)		825	868,313
7.00%, 10/01/20(b)		1,215	1,257,525
7.25%, 7/15/22(b)		210	216,825
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, 2/01/19		600	625,500

			39,584,234

Energy – 7.3%
Antero Resources Finance Corp. 7.25%, 8/01/19		384	409,920
9.375%, 12/01/17		495	545,738
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(c)		410	106,600
Atwood Oceanics, Inc. 6.50%, 2/01/20		180	192,150
Basic Energy Services, Inc. 7.75%, 2/15/19		500	495,000
Berry Petroleum Co. 6.375%, 9/15/22		607	646,455
Bill Barrett Corp. 7.625%, 10/01/19		400	416,000
Chaparral Energy, Inc. 7.625%, 11/15/22(b)		835	883,012
Chesapeake Energy Corp. 2.50%, 5/15/37		1,225	1,091,781
Cie Generale de Geophysique – Veritas 6.50%, 6/01/21		800	833,000
Cimarex Energy Co. 5.875%, 5/01/22		863	923,410
Continental Resources, Inc./OK 5.00%, 9/15/22(b)		814	848,595
7.125%, 4/01/21		150	168,000
Denbury Resources, Inc. 6.375%, 8/15/21		1,202	1,298,160
Edgen Murray Corp. 12.25%, 1/15/15		300	318,750
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		489	519,563
9.25%, 12/15/17		800	892,000

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	355

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/EP Energy Finance, Inc. 6.875%, 5/01/19(b)	U.S.$	823	$882,667
Forest Oil Corp. 7.25%, 6/15/19		739	720,525
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		543	552,502
Key Energy Services, Inc. 6.75%, 3/01/21		466	474,155
6.75%, 3/01/21(b)		435	440,438
Laredo Petroleum, Inc. 7.375%, 5/01/22		369	396,675
Linn Energy LLC/Linn Energy Finance Corp. 6.25%, 11/01/19(b)		369	364,388
McJunkin Red Man Corp. 9.50%, 12/15/16		1,000	1,090,000
Newfield Exploration Co. 7.125%, 5/15/18		1,135	1,200,262
Offshore Group Investment Ltd. 11.50%, 8/01/15		705	779,025
11.50%, 8/01/15(b)		720	795,600
Oil States International, Inc. 6.50%, 6/01/19		722	767,125
Petroleum Geo-Services ASA 7.375%, 12/15/18(b)		348	371,490
PHI, Inc. 8.625%, 10/15/18		400	414,000
Pioneer Energy Services Corp. 9.875%, 3/15/18		716	775,070
Plains Exploration & Production Co. 6.625%, 5/01/21		500	535,000
6.75%, 2/01/22		1,485	1,603,800
Precision Drilling Corp. 6.50%, 12/15/21		299	313,950
QEP Resources, Inc. 5.375%, 10/01/22		1,100	1,127,500
Range Resources Corp. 5.75%, 6/01/21		1,060	1,127,575
SandRidge Energy, Inc. 7.50%, 3/15/21		361	365,513
7.50%, 2/15/23(b)		280	281,400
8.125%, 10/15/22(b)		435	454,575
8.75%, 1/15/20		775	825,375
SESI LLC 7.125%, 12/15/21		563	626,337
Tesoro Corp. 6.25%, 11/01/12		680	683,400
W&T Offshore, Inc. 8.50%, 6/15/19		550	592,625

			29,149,106

356	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.0%
A123 Systems, Inc. 3.75%, 4/15/16	U.S.$	650	$238,875
Briggs & Stratton Corp. 6.875%, 12/15/20		152	164,920
Brightstar Corp. 9.50%, 12/01/16(b)		883	927,150
Hologic, Inc. 6.25%, 8/01/20(b)		291	308,096
Interline Brands, Inc./NJ 7.00%, 11/15/18		704	748,880
Neenah Foundry Co. 15.00%, 7/29/15(d)(h)		347	311,688
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18		950	662,625
Rexel SA 6.125%, 12/15/19(b)		645	661,125

			4,023,359

Services – 2.0%
Live Nation Entertainment, Inc. 7.00%, 9/01/20(b)		284	290,035
Lottomatica SpA 8.25%, 3/31/66(b)	EUR	730	863,102
Mobile Mini, Inc. 7.875%, 12/01/20	U.S.$	309	331,403
Realogy Corp. 7.625%, 1/15/20(b)		449	489,410
Sabre, Inc. 8.50%, 5/15/19(b)		847	877,704
Service Corp. International/US 6.75%, 4/01/16		1,560	1,731,600
ServiceMaster Co./TN 7.00%, 8/15/20(b)		319	324,583
8.00%, 2/15/20		342	364,657
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.75%, 8/01/16		440	465,304
Travelport LLC/Travelport, Inc. 9.00%, 3/01/16		566	401,860
West Corp. 7.875%, 1/15/19		1,750	1,732,500

			7,872,158

Technology – 4.0%
Advanced Micro Devices, Inc. 7.75%, 8/01/20		121	123,420
8.125%, 12/15/17		202	212,100

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	357

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Avaya, Inc. 7.00%, 4/01/19(b)	U.S.$	102	$93,330
9.75%, 11/01/15		490	425,075
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		671	744,810
8.50%, 4/01/19		1,049	1,148,655
Ceridian Corp. 8.875%, 7/15/19(b)		821	880,522
CommScope, Inc. 8.25%, 1/15/19(b)		760	814,150
CPI International, Inc. 8.00%, 2/15/18		704	662,640
First Data Corp. 6.75%, 11/01/20(b)		652	643,850
7.375%, 6/15/19(b)		3,600	3,708,000
Freescale Semiconductor, Inc. 8.875%, 12/15/14		306	312,885
10.125%, 12/15/16		212	221,540
GXS Worldwide, Inc. 9.75%, 6/15/15		600	619,500
Infor US, Inc. 9.375%, 4/01/19(b)		318	344,235
Iron Mountain, Inc. 5.75%, 8/15/24		533	538,330
Lawson Software, Inc. 10.00%, 4/01/19(b)	EUR	251	337,807
NXP BV/NXP Funding LLC 3.205%, 10/15/13(i)	U.S.$	118	117,853
Sanmina-SCI Corp. 7.00%, 5/15/19(a)(b)		603	606,015
Seagate HDD Cayman 7.00%, 11/01/21		769	822,830
Sensata Technologies BV 6.50%, 5/15/19(b)		800	845,000
Serena Software, Inc. 10.375%, 3/15/16		875	901,250
SunGard Data Systems, Inc. 7.625%, 11/15/20		800	858,000

			15,981,797

Transportation - Airlines – 0.2%
Delta Air Lines, Inc. 9.50%, 9/15/14(b)		345	362,250
TAM Capital 3, Inc. 8.375%, 6/03/21(b)		465	502,200

			864,450

358	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.0%
Florida East Coast Railway Corp. 8.125%, 2/01/17	U.S.$	164	$172,200

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 7.75%, 5/15/16(a)		867	891,935
Hertz Corp. (The) 6.75%, 4/15/19		1,236	1,297,800

			2,189,735

			231,737,981

Financial Institutions – 7.9%
Banking – 1.5%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	980	887,504
Barclays Bank PLC 4.75%, 3/15/20		520	369,542
BBVA International Preferred SAU 5.919%, 4/18/17	U.S.$	400	265,231
HBOS Capital Funding No2 LP 6.071%, 6/30/14(b)		665	482,258
HT1 Funding GmbH 6.352%, 6/30/17	EUR	825	665,675
LBG Capital No.1 PLC 8.00%, 6/15/20(b)	U.S.$	1,150	1,035,000
Regions Financing Trust II 6.625%, 5/15/47		650	627,250
Swedbank AB 5.75%, 3/17/16	GBP	340	525,293
UBS AG/Jersey 4.28%, 4/15/15	EUR	820	902,471

			5,760,224

Brokerage – 0.5%
E*Trade Financial Corp. 6.75%, 6/01/16	U.S.$	329	342,160
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(f)		5,500	1,368,125
Nuveen Investments, Inc. 10.50%, 11/15/15		430	437,525

			2,147,810

Finance – 4.2%
Air Lease Corp. 5.625%, 4/01/17(b)		294	293,265
Ally Financial, Inc. 4.625%, 6/26/15		1,625	1,667,676

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	359

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 12/01/14	U.S.$	760	$819,582
8.00%, 11/01/31		501	594,684
Series 8 6.75%, 12/01/14		1,657	1,785,417
Capmark Financial Group, Inc. 7.875%, 5/10/12		1,666	– 0	–
Series B 9.00%, 9/30/15(i)		21	21,127
CIT Group, Inc. 5.25%, 3/15/18		2,125	2,215,312
7.00%, 5/02/16-5/02/17(b)		3,247	3,254,754
International Lease Finance Corp. 5.875%, 4/01/19		2,930	3,021,196
6.375%, 3/25/13		1,715	1,751,444
Residential Capital LLC 9.625%, 5/15/15(c)		375	375,937
Sistema International Funding SA 6.95%, 5/17/19(b)		850	870,272

			16,670,666

Insurance – 0.6%
Genworth Financial, Inc. 6.15%, 11/15/66		1,445	867,000
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		410	434,088
XL Group PLC Series E 6.50%, 4/15/17		1,020	929,475

			2,230,563

Other Finance – 0.8%
FTI Consulting, Inc. 6.75%, 10/01/20		500	533,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 8.00%, 1/15/18(b)		341	363,165
8.00%, 1/15/18		1,140	1,214,100
iPayment Holdings, Inc. 15.00%, 11/15/18(d)		293	249,314
iPayment, Inc. 10.25%, 5/15/18		860	786,900

			3,147,229

REITS – 0.3%
DDR Corp. 7.875%, 9/01/20		1,000	1,238,565

			31,195,057

Utility – 6.3%
Electric – 4.2%
AES Corp. (The) 7.375%, 7/01/21		489	559,905

360	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.75%, 3/01/14	U.S.$	630	$685,125
8.00%, 10/15/17		1,240	1,447,700
Calpine Corp. 7.25%, 10/15/17(b)		2,250	2,407,500
7.875%, 1/15/23(b)		500	565,000
CMS Energy Corp. 6.25%, 2/01/20		1,000	1,148,970
DPL Inc 7.25%, 10/15/21(b)		850	969,000
EDP Finance BV 4.90%, 10/01/19(b)		105	93,975
5.875%, 2/01/16(b)	EUR	430	539,372
6.00%, 2/02/18(b)	U.S.$	705	669,468
Energy Future Holdings Corp. 10.00%, 1/15/20(j)		694	765,135
Series Q 6.50%, 11/15/24		481	274,170
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20		792	889,020
GenOn Americas Generation LLC 8.50%, 10/01/21		725	764,875
GenOn Energy, Inc. 7.875%, 6/15/17		840	887,250
NRG Energy, Inc. 7.375%, 1/15/17		570	592,800
7.875%, 5/15/21		901	964,070
8.25%, 9/01/20		975	1,050,562
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		800	821,000
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		761	612,605

			16,707,502

Natural Gas – 2.1%
Access Midstream Partners LP/ACMP Finance Corp. 6.125%, 7/15/22		216	224,100
El Paso LLC Series G 7.375%, 12/15/12		385	389,958
7.75%, 1/15/32		855	1,006,645
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		1,620	1,814,400
Kinder Morgan Finance Co. ULC 5.70%, 1/05/16		1,765	1,901,180

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	361

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21	U.S.$	1,600	$1,716,000
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, 8/01/21(b)		819	864,045
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, 2/01/21		330	354,750

			8,271,078

			24,978,580

Total Corporates - Non-Investment Grades (cost $274,165,208)			287,911,618

CORPORATES - INVESTMENT GRADES – 6.3%
Financial Institutions – 3.3%
Banking – 1.4%
BNP Paribas SA 8.667%, 9/11/13	EUR	650	815,526
Citigroup, Inc. 4.45%, 1/10/17	U.S.$	630	678,751
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16		410	426,502
Countrywide Financial Corp. 6.25%, 5/15/16		731	785,424
HSBC Capital Funding LP/Jersey 4.61%, 6/27/13(b)		880	872,382
10.176%, 6/30/30(b)		544	729,383
Lloyds TSB Bank PLC 11.875%, 12/16/21(b)	EUR	580	814,890
Sovereign Bank/Wilmington DE 8.75%, 5/30/18	U.S.$	360	405,778

			5,528,636

Finance – 0.5%
General Electric Capital Corp. 7.125%, 6/15/22		800	873,792
SLM Corp. 7.25%, 1/25/22		335	361,800
8.00%, 3/25/20		580	656,850
Series A 5.00%, 10/01/13		400	412,000

			2,304,442

362	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 1.0%
American International Group, Inc. 6.82%, 11/15/37(b)	U.S.$	722	$903,503
Assured Guaranty US Holdings, Inc. Series A 6.40%, 12/15/66		165	124,575
Metlife Capital Trust IV 7.875%, 12/15/37(b)		750	877,500
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(b)		489	518,490
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		575	782,316
Swiss Re Capital I LP 6.854%, 5/25/16(b)		700	693,000

			3,899,384

REITS – 0.4%
Entertainment Properties Trust 7.75%, 7/15/20		842	938,068
Senior Housing Properties Trust 6.75%, 12/15/21		600	670,986

			1,609,054

			13,341,516

Industrial – 2.7%
Basic – 0.6%
ArcelorMittal 6.50%, 2/25/22		865	840,131
Basell Finance Co. BV 8.10%, 3/15/27(b)		569	759,615
Domtar Corp. 7.125%, 8/15/15		626	709,647

			2,309,393

Capital Goods – 0.1%
Tyco International Finance SA 8.50%, 1/15/19		375	503,562

Communications - Media – 0.4%
Virgin Media Secured Finance PLC 6.50%, 1/15/18		1,500	1,635,000

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		720	725,436

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 10/01/13		949	1,007,534

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	363

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Seminole Indian Tribe of Florida 6.535%, 10/01/20(b)	U.S.$	94	$97,368
7.75%, 10/01/17(b)		631	694,100

			791,468

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		945	1,100,803

Energy – 0.6%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		856	867,542
Petrohawk Energy Corp. 7.25%, 8/15/18		450	513,681
Pioneer Natural Resources Co. 5.875%, 7/15/16		995	1,135,226

			2,516,449

			10,589,645

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Petrobras International Finance Co. – Pifco 5.375%, 1/27/21		1,050	1,168,472

Total Corporates - Investment Grades (cost $21,978,249)			25,099,633

GOVERNMENTS - TREASURIES – 4.6%
Canada – 0.8%
Canadian Government Bond 2.00%, 6/01/16	CAD	550	572,664
2.75%, 9/01/16		2,400	2,570,745

			3,143,409

United Kingdom – 0.7%
United Kingdom Gilt 2.00%, 1/22/16	GBP	1,725	2,896,182

United States – 3.1%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	3,150	3,452,205
3.125%, 2/15/42(k)		5,885	6,443,157
4.75%, 2/15/37		875	1,239,765

364	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 2.125%, 8/15/21(k)	U.S.$	1,195	$1,269,887

			12,405,014

Total Governments - Treasuries (cost $17,436,952)			18,444,605

EMERGING MARKETS - CORPORATE BONDS – 2.9%
Industrial – 2.8%
Basic – 1.1%
Evraz Group SA 9.50%, 4/24/18(b)		720	787,500
Novelis, Inc./GA 8.75%, 12/15/20		1,976	2,208,180
Severstal OAO Via Steel Capital SA 9.25%, 4/19/14(b)		508	549,824
Vedanta Resources PLC 8.75%, 1/15/14(b)		900	936,000

			4,481,504

Communications - Media – 0.2%
Columbus International, Inc. 11.50%, 11/20/14(b)		698	757,330

Communications - Telecommunications – 0.2%
VimpelCom Holdings BV 7.504%, 3/01/22(b)		800	812,000

Consumer Cyclical - Other – 0.3%
Corp. GEO SAB de CV 8.875%, 3/27/22(b)		855	850,725
MCE Finance Ltd. 10.25%, 5/15/18		460	523,250

			1,373,975

Consumer Non-Cyclical – 0.4%
Corp. Azucarera del Peru SA 6.375%, 8/02/22(b)		562	584,506
Foodcorp Pty Ltd. 8.75%, 3/01/18(b)	EUR	642	835,770

			1,420,276

Energy – 0.1%
Golden Close Maritime Corp,. Ltd 11.00%, 12/09/15	U.S.$	400	428,143

Other Industrial – 0.2%
Marfrig Holding Europe BV 8.375%, 5/09/18(b)		397	313,630

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	365

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

New Reclamation Group Pty Ltd. (The) 8.125%, 2/01/13(b)	EUR	459	$438,884

			752,514

Technology – 0.1%
MMI International Ltd. 8.00%, 3/01/17(b)	U.S.$	475	489,250

Transportation - Services – 0.2%
Inversiones Alsacia SA 8.00%, 8/18/18(b)		748	774,018

			11,289,010

Financial Institutions – 0.1%
Banking – 0.1%
Turkiye Vakiflar Bankasi Tao 5.75%, 4/24/17(b)		425	448,408

Total Emerging Markets - Corporate Bonds (cost $11,339,398)			11,737,418

BANK LOANS – 2.8%
Industrial – 2.4%
Basic – 0.3%
Newpage Corporation 8.00%, 3/08/13(i)		750	757,035
Patriot Coal Corporation 9.25%, 12/31/13(i)		250	252,812

			1,009,847

Consumer Cyclical - Automotive – 0.5%
Navistar, Inc. 7.00%, 8/17/17(i)		600	602,850
Schaeffler AG 6.00%, 1/27/17(i)		448	448,854
TI Group Automotive Systems, L.L.C. 6.75%, 3/14/18(i)		798	774,060

			1,825,764

Consumer Cyclical - Entertainment – 0.5%
ClubCorp Club Operations Inc. 6.00%, 11/30/16(i)		542	541,300
Las Vegas Sands, LLC 2.84%, 11/23/16(i)		1,344	1,321,269

			1,862,569

Consumer Cyclical - Other – 0.3%
Harrah’s Las Vegas Propco, LLC 3.23%, 2/13/13(i)		1,500	1,158,000

366	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Immucor Inc. (fka IVD Acquisition Corporation) 5.75%, 8/17/18(i)	U.S.$	596	$596,691

Other Industrial – 0.2%
Harbor Freight Tools USA, Inc./Central Puchasing LLC 5.50%, 11/14/17(i)		500	499,295
Kinetic Concepts, Inc. 7.00%, 5/04/18(i)		398	401,315

			900,610

Services – 0.1%
Advantage Sales & Marketing Inc. 5.25%, 12/18/17(i)		222	221,417

Technology – 0.4%
Blackboard Inc. 11.50%, 4/04/19(i)		1,100	1,015,663
Eastman Kodak Company 8.50%, 7/20/13(i)		191	188,970
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(i)		693	568,260

			1,772,893

			9,347,791

Financial Institutions – 0.4%
Finance – 0.4%
iStar Financial, Inc. 5.25%, 3/19/16(i)		509	510,132
7.00%, 6/30/14(i)		1,100	1,101,034

			1,611,166

Total Bank Loans (cost $11,140,148)			10,958,957

EMERGING MARKETS - SOVEREIGNS – 2.1%
Argentina – 0.5%
Argentina Bonos 7.00%, 10/03/15		2,100	1,770,825

Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21		1,130	1,203,450

Turkey – 0.3%
Republic of Turkey 6.25%, 9/26/22		1,051	1,271,710

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	367

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 6.75%, 11/14/17(b)	U.S.$	930	$843,975

			843,975

Venezuela – 0.8%
Republic of Venezuela 7.00%, 3/31/38(b)		4,675	3,260,812

Total Emerging Markets - Sovereigns (cost $7,003,599)			8,350,772

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.8%
Non-Agency Fixed Rate CMBS – 1.7%
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AJ 5.393%, 7/15/44		2,500	2,531,405
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C6, Class AJ 5.23%, 12/15/40		1,000	1,033,308
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12, Class AM 6.247%, 2/15/51		285	293,270
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		537	496,378
Morgan Stanley Capital I, Inc. Series 2007-T27, Class AJ 5.823%, 6/11/42		970	917,552
WFDB Commercial Mortgage Trust Series 2011-BXR, Class E 6.403%, 7/05/24(b)		1,300	1,346,055

			6,617,968

Non-Agency Floating Rate CMBS – 0.1%
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.417%, 6/15/44(b)(j)		390	364,942

Total Commercial Mortgage-Backed Securities (cost $6,506,712)			6,982,910

368	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.6%
Quasi-Sovereign Bonds – 1.6%
Kazakhstan – 0.7%
Kazatomprom Natsionalnaya Atomnaya Kompaniya AO 6.25%, 5/20/15(b)	U.S.$	875	$958,125
KazMunayGas National Co. 8.375%, 7/02/13(b)		400	420,100
9.125%, 7/02/18(b)		950	1,234,459

			2,612,684

Russia – 0.3%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)		955	1,044,579

Trinidad & Tobago – 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75%, 8/14/19(b)		750	954,375

United States – 0.3%
Citgo Petroleum Corp. 11.50%, 7/01/17(b)		891	1,024,650

Venezuela – 0.1%
Petroleos de Venezuela SA 5.25%, 4/12/17(b)		800	614,000

Total Quasi-Sovereigns (cost $4,998,569)			6,250,288

ASSET-BACKED SECURITIES – 1.2%
Home Equity Loans - Fixed Rate – 0.7%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		737	523,157
Series 2006-15, Class A6 5.826%, 10/25/46		1,382	1,110,260
Lehman XS Trust Series 2007-6, Class 3A5 5.72%, 5/25/37		1,406	1,161,855

			2,795,272

Home Equity Loans - Floating Rate – 0.5%
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB2, Class A2C 5.623%, 2/25/37(i)		1,750	1,003,394

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	369

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GSAA Trust Series 2006-6, Class AF5 5.003%, 3/25/36(i)	U.S.$	1,450	$813,332

			1,816,726

Total Asset-Backed Securities (cost $4,586,558)			4,611,998

		Shares
PREFERRED STOCKS – 1.1%
Financial Institutions – 1.1%
Banking – 0.8%
Citigroup Capital XIII 7.875%(j)		5,000	137,700
Royal Bank of Scotland Group PLC 6.40%		60,000	1,260,000
US Bancorp 6.50%		35,000	1,038,450
Zions Bancorporation 9.50%		27,300	718,809

			3,154,959

REITS – 0.3%
Health Care REIT, Inc. 6.50%		13,825	373,275
Sovereign Real Estate Investment Trust 12.00%(b)		624	696,434

			1,069,709

			4,224,668

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%		36,525	33,968

Total Preferred Stocks (cost $4,790,325)			4,258,636

		Principal Amount (000)
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Floating Rate – 0.5%
Greenpoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.456%, 6/25/37(i)	U.S.$	649	411,890
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1 0.457%, 7/19/47(i)		992	682,492

370	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-4N, Class 3A2A 0.898%, 3/25/47(i)	U.S.$	306	$199,453
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1 1.648%, 8/25/47(i)		997	632,077

			1,925,912

Non-Agency Fixed Rate – 0.3%
Indymac Index Mortgage Loan Trust 5.199%, 11/25/36		1,507	1,255,795

Total Collateralized Mortgage Obligations (cost $3,164,792)			3,181,707

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.3%
Republic of Croatia 6.25%, 4/27/17(b)		1,060	1,118,596

Lithuania – 0.2%
Republic of Lithuania 6.625%, 2/01/22(b)		752	893,000

Total Governments - Sovereign Bonds (cost $1,809,151)			2,011,596

		Shares
COMMON STOCKS – 0.4%
Beazer Homes USA, Inc.(f)		77,500	227,850
Capmark Financial Group, Inc.(f)		43	1,092
Fairpoint Communications, Inc.(f)		7,175	46,853
Greektown Superholdings, Inc.(f)(g)(h)		397	23,820
Keystone Automotive Operations, Inc.(g)(h)		61,065	732,777
Meritor, Inc.(f)		23,430	104,732
Neenah Enterprises, Inc.(f)(g)(h)		58,199	378,294
Voyager Learning Exchange(c)(g)(h)		982,000	1

Total Common Stocks (cost $3,242,085)			1,515,419

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.60%, 11/01/40		325	440,492
7.95%, 3/01/36		700	839,027

Total Local Governments - Municipal Bonds (cost $1,030,553)			1,279,519

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	371

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Norway – 0.1%
Eksportfinans ASA 2.375%, 5/25/16 (cost $464,192)	539	$493,185

	Contracts
OPTIONS PURCHASED - PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Sep 2012, Exercise Price: $132.00(f)(l)	401	13,634
SPDR S&P 500 ETF Trust Expiration: Oct 2012, Exercise Price: $132.00(f)(l)	326	38,468
SPDR S&P 500 ETF Trust Expiration: Sep 2012, Exercise Price: $135.00(f)(l)	640	38,720
SPDR S&P 500 ETF Trust Expiration: Nov 2012, Exercise Price: $137.00(f)(l)	207	67,482

		158,304

Options on Forward Contracts – 0.0%
AUD/USD Expiration: Sep 2012, Exercise Price: AUD1.0012(f)(m)	25,200,000	3,723

Total Options Purchased - Puts (cost $1,028,657)		162,027

OPTIONS PURCHASED - CALLS – 0.0%
Options on Equities – 0.0%
Beazer Homes USA, Inc. Expiration: Jan 2013, Exercise Price: $3.00(f)(l) (cost $22,832)	800	36,000

	Shares
WARRANTS – 0.0%
Fairpoint Communications, Inc., expiring 1/24/18(f)(g)(h)	12,231	– 0	–
Ipayment Holdings, Inc., expiring 11/15/18(f)	272	– 0	–
Talon Equity Co., expiring 11/24/24(f)(g)(h)	671	– 0	–

Total Warrants (cost $0)		– 0	–

372	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(n) (cost $5,560,564)	5,560,564	$5,560,564

Total Investments – 100.4% (cost $380,268,544)		398,846,852
Other assets less liabilities – (0.4)%		(1,638,927)

Net Assets – 100.0%		$397,207,925

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank NA	EUR	439	USD$	541	9/10/12	$(11,927)
Credit Suisse London Branch (GFX)	EUR	414	USD	519	9/10/12	(2,489)
Deutsche Bank AG London	CAD	3,228	USD	3,241	9/27/12	(32,085)
Goldman Sachs Capital Markets LP	USD	740	GBP	471	9/20/12	8,652
Goldman Sachs Capital Markets LP	USD	1,156	ZAR	9,752	10/04/12	(158)
Goldman Sachs International	TRY	2,268	USD	1,235	9/06/12	(11,198)
Goldman Sachs International	GBP	3,734	USD	5,823	9/20/12	(105,363)
Goldman Sachs International	EUR	239	USD	291	10/17/12	(9,560)
State Street Bank & Trust Co.	USD	1,239	TRY	2,254	9/06/12	(82)
State Street Bank & Trust Co.	EUR	393	USD	478	9/20/12	(15,679)
State Street Bank & Trust Co.	EUR	13,292	USD	16,312	10/17/12	(415,116)

						$(595,005)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHYS18V1-5 Year Index(l)	Bank of America, NA	Sell	94.00%	9/19/12	$11,900	$476,000	$(23,613)
CDX-NAHYS18V2-5 Year Index(l)	Bank of America, NA	Sell	93.00	9/19/12	8,100	270,240	(6,515)
CDX-NAHYS18V2-5 Year Index(l)	Bank of America, NA	Sell	96.00	11/21/12	4,000	104,148	(50,754)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	373

High-Yield Portfolio—Portfolio of Investments

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
CDX-NAHYS18V2-5 Year Index(l)	Morgan Stanley Capital Services Inc	Sell	95.00%	10/17/12	$5,958	$146,743	$(28,649)

						$997,131	$(109,531)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank NA	$10,670	6/11/22	1.83%	3 Month LIBOR	$(224,486)
Morgan Stanley Capital Services, Inc.	3,455	2/17/22	2.01%	3 Month LIBOR	(132,698)

					$(357,184)

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA: Fiat SpA, 6.625% 2/15/13, 3/20/17*	(5.00)%	7.78%	EUR	380	$43,696	$38,975	$4,721
Barclays Bank PLC: Bolivarian Republic of Venezuela, 9.25% 9/15/27, 6/20/16*	(5.00)	7.90	$2,800	221,301	423,666	(202,365)
Liz Claiborne Inc., 5% 7/8/13, 12/20/13*	(5.00)	0.93	180	(11,308)	1,847	(13,155)
Nokia OYJ, 6.750% 2/04/19, 9/20/14*	(5.00)	6.45	1,420	24,594	117,307	(92,713)
The McClatchy Co., 5.75% 9/1/17, 12/20/13*	(5.00)	3.89	180	(2,974)	3,463	(6,437)
Citibank NA: CDX-NAHYS17V3-5 Year Index, 12/20/16*	(5.00)	5.10	2,880	(18,400)	73,408	(91,808)
Goldman Sachs Bank USA: CDX-NAHYS11V17 5 Year Index, 12/20/13*	– 0	–	77.68	464	277,356	132,476	144,880
CDX-NAHYS18V1-5 Year Index, 6/20/17*	(5.00)	5.43	7,940	53,483	190,704	(137,221)
CDX-NAIGS18V1-5 Year Index, 6/20/17*	(1.00)	1.02	16,500	(19,186)	94,774	(113,960)
JPMorgan Chase Bank NA: Beazer Homes USA, Inc., 9.125% 6/15/18, 9/20/18*	(5.00)	6.88	810	62,096	89,505	(27,409)

374	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAIGS17V1-5 Year, 12/20/16*	(1.00)%	0.93%		$8,300	$(42,395)	$134,492	$(176,887)
MBIA, Inc., 6.625% 10/1/28, 12/20/13*	(5.00)	10.03		370	18,095	19,971	(1,876)
Morgan Stanley Capital Services, Inc.:
CDX-EMS17V1-5 Year Index, 6/20/17*	(5.00)	2.43		9,800	(1,199,411)	(1,165,009)	(34,402)
CDX-NAHYS18V1-5 Year Index, 6/20/17*	(5.00)	5.43		3,960	26,675	241,820	(215,145)
CDX-NAHYS18V2-5 Year, 6/20/2017*	(5.00)	5.43		5,970	40,213	346,496	(306,283)

Sale Contracts
Bank of America NA: Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/17*	5.00	6.15		640	(24,019)	(22,702)	(1,317)
Boyd Gaming Corp., 6.75% 4/15/14, 3/20/16*	5.00	8.95		860	(93,524)	(40,821)	(52,703)
Sanmina-SCI Corp., 8.125% 3/01/16, 6/20/17*	5.00	4.96		640	6,641	(34,930)	41,571
Barclays Bank PLC:
CDX-NAIGS15V1 5 Year Index, 12/20/15*	1.00	3.98		500	(37,254)	(48,872)	11,618
Community Health Systems, 8.875% 7/15/15, 6/20/16*	5.00	4.21		800	27,953	(19,044)	46,997
Freescale Semiconductor Inc., 8.875% 12/15/14, 6/20/16*	5.00	6.94		1,850	(109,916)	(38,526)	(71,390)
Health Management Associates, Inc., 6.125%, 4/15/16, 6/20/17*	5.00	4.65		640	14,945	(3,688)	18,633
MGM Resorts International, 7.625% 1/15/17, 6/20/17	5.00	7.06		470	(34,207)	(25,186)	(9,021)
Nokia OYJ, 6.750% 2/04/19, 9/20/17*	5.00	8.96		890	(121,879)	(163,174)	41,295
NXP BV, 8.625% 10/15/13, 3/20/16*	5.00	4.43		550	14,149	23,011	(8,862)
Owens-Illinois, Inc., 7.8% 5/15/18, 6/20/17*	5.00	3.38		430	34,174	29,315	4,859
Univision Communications Inc. 8.5%, 5/15/21, 6/20/16*	5.00	5.65		550	(8,189)	(12,888)	4,699
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	3.31		650	53,784	18,091	35,693
Citibank NA:
ITRAXX-XOVERS17V1-5Year, 6/20/17*	5.00	5.91	EUR	4,840	(150,075)	(456,742)	306,667

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	375

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
CDX-NAHYS15V1 5 Year Index, 12/20/15*	5.00%	4.48%		$2,800	$(77,223)	$(200,210)	$122,987
CDX-NAHYS15V1 5 Year Index, 12/20/15*	5.00	4.48		2,500	(68,949)	(180,161)	111,212
Ford Motor Co., 6.5%, 8/01/18, 6/20/16*	5.00	2.54		1,100	107,554	77,035	30,519
MGM Resorts International, 5.875% 2/27/14, 3/20/16*	5.00	5.61		1,700	(25,214)	(38,642)	13,428
MGM Resorts International, 7.625% 1/15/17, 6/20/13*	5.00	1.61		800	29,597	7,319	22,278
Wind Acquisition Finance S.A., 11.00% 12/01/15, 6/20/16*	5.00	12.34		1,320	(257,301)	45,350	(302,651)
Goldman Sachs Bank USA:
CDX-NAHY15V1 3 Year Index, 12/20/13*	5.00	17.23		4,451	(565,737)	(516,822)	(48,915)
CDX-NAIGS15V1 5 Year Index, 12/20/15*	1.00	3.98		900	(67,058)	(89,120)	22,062
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	6.39		1,250	(53,875)	(84,819)	30,944
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	7.99	EUR	590	(74,939)	(114,367)	39,428
Mediacom LLC, 9.125% 8/15/19, 3/20/16*	5.00	3.94		$1,070	44,646	(32,065)	76,711
Tenet Healthcare Corp., 6.875% 11/15/31, 9/20/16*	5.00	4.73		1,050	21,038	(24,344)	45,382
JPMorgan Chase Bank NA:
Ford Motor Co., 6.50% 8/01/18, 6/20/17*	5.00	2.86		820	85,117	87,951	(2,834)
Realogy Corp., 11.500% 4/15/17, 9/20/17*	5.00	7.20		735	(55,927)	(105,887)	49,960
Realogy Corp., 11.500% 4/15/17, 9/20/17*	5.00	7.20		565	(42,992)	(85,490)	42,498
Sabre Holdings Corp., 6.35% 3/15/16, 6/20/16*	5.00	6.66		277	(12,996)	(22,901)	9,905
Morgan Stanley Capital Services, Inc.:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	10.07		550	(76,417)	6,294	(82,711)

376	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at August 31, 2012	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Boyd Gaming Corp., 6.75% 4/15/14, 6/20/13*	5.00%	3.12%		$550	$12,906	$4,528	$8,378
NXP BV 8.625%, 10/15/13, 6/20/17*	5.00	5.39	EUR	230	(2,140)	(14,189)	12,049
NXP BV 8.625%, 10/15/13, 9/20/17*	5.00	5.57		330	(5,817)	(22,762)	16,945
UBS AG:
Goodyear Tire & Rubber Co., 7.00%, 3/15/28, 6/20/17*	5.00	5.89		$1,050	(28,845)	(85,532)	56,687
HCA Inc., 6.375% 1/15/15, 6/20/17*	5.00	4.54		1,720	48,325	(3,311)	51,636
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	5.20		850	(276)	(49,170)	48,894
Tenet Healthcare Corp., 6.875%, 11/15/31, 6/20/17*	5.00	5.71		950	(19,865)	(50,559)	30,694

					$(2,039,970)	$(1,544,135)	$(495,835)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate		Maturity	U.S. $ Value at August 31, 2012
Credit Suisse Securities (USA) LLC†	(3.50	)%*	—	$694,943
Credit Suisse Securities (USA) LLC†	(2.38	)%*	—	1,076,220
Credit Suisse Securities (USA) LLC†	(1.65	)%*	—	510,078
Credit Suisse Securities (USA) LLC†	(1.50	)%*	—	1,010,531
Credit Suisse Securities (USA) LLC†	(.75	)%*	—	602,163
Credit Suisse Securities (USA) LLC†	(0.88	)%*	—	404,980
Credit Suisse Securities (USA) LLC†	(0.75	)%*	—	894,606
Credit Suisse Securities (USA) LLC†	(0.25	)%*	—	1,162,355

				$6,355,876

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on August 31, 2012.

*	Interest payment due from counterparty.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	377

High-Yield Portfolio—Portfolio of Investments

UNFUNDED LOAN COMMITMENTS (see Note C)

As of August 31, 2012, the Fund had the following unfunded loan commitment of $1,275,000, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Cost			Value
General Motors Holding, LLC Revolver LIBOR + 2.75%, 10/27/15	$1,275,000	$	– 0	–	$(105,188)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $6,186,461.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2012, the aggregate market value of these securities amounted to $113,107,808 or 28.5% of net assets.

(c)	Security is in default and is non-income producing.

(d)	Pay-In-Kind Payments (PIK).

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2012.

(f)	Non-income producing security.

(g)	Fair valued.

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at August 31, 2012.

(j)	Variable rate coupon, rate shown as of August 31, 2012.

(k)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $3,360,037.

(l)	One contract relates to 100 shares.

(m)	One contract relates to 1 share.

(n)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
EUR	– Euro
GBP	– Great British Pound
TRY	– Turkish Lira
ZAR	– South African Rand

Glossary:

CDX-EM	– Emerging Market Credit Default Swap Index
CDX-NAHY	– North American High Yield Credit Default Swap Index
CDX-NAIG	– North American Investment Grade Credit Default Swap Index
CMBS	– Commercial Mortgage-Backed Securities
GO	– General Obligation
LIBOR	– London Interbank Offered Rates
OJSC	– Open Joint Stock Company
REIT	– Real Estate Investment Trust

See notes to financial statements.

378	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 30.7%
Capital Markets – 1.1%
Legg Mason, Inc.	147,660	$3,629,483

Commercial Banks – 10.1%
Associated Banc-Corp	282,100	3,656,016
CapitalSource, Inc.	635,750	4,405,748
Comerica, Inc.	136,140	4,180,859
First Niagara Financial Group, Inc.	455,418	3,593,248
Huntington Bancshares, Inc./OH	686,790	4,532,814
Popular, Inc.(a)	146,467	2,320,037
Susquehanna Bancshares, Inc.	387,200	4,069,472
Webster Financial Corp.	95,120	2,024,154
Zions Bancorporation	231,030	4,447,327

		33,229,675

Insurance – 8.8%
Amtrust Financial Services, Inc.(b)	73,535	1,917,058
Aspen Insurance Holdings Ltd.	138,110	4,016,239
Fidelity National Financial, Inc. – Class A	226,270	4,262,927
Platinum Underwriters Holdings Ltd.	106,250	4,222,375
Reinsurance Group of America, Inc. – Class A	77,590	4,557,637
Torchmark Corp.	84,380	4,318,568
Unum Group	172,440	3,364,304
Validus Holdings Ltd.	68,167	2,284,276

		28,943,384

Real Estate Investment Trusts (REITs) – 9.9%
BioMed Realty Trust, Inc.	227,970	4,224,284
BRE Properties, Inc.	60,245	3,007,430
Camden Property Trust	53,930	3,744,360
DiamondRock Hospitality Co.	274,360	2,639,343
Entertainment Properties Trust	93,470	4,261,297
Glimcher Realty Trust	352,540	3,694,619
Home Properties, Inc.	60,820	3,883,357
Mid-America Apartment Communities, Inc.	55,800	3,794,400
Plum Creek Timber Co., Inc.	81,250	3,325,563

		32,574,653

Thrifts & Mortgage Finance – 0.8%
Washington Federal, Inc.	152,500	2,455,250

		100,832,445

Consumer Discretionary – 17.4%
Auto Components – 3.0%
Dana Holding Corp.	184,040	2,513,986
Lear Corp.	102,120	3,965,320
TRW Automotive Holdings Corp.(a)	75,530	3,301,416

		9,780,722

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	379

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.5%
MGM Resorts International(a)	397,312	$3,917,496
Royal Caribbean Cruises Ltd.	160,830	4,345,627

		8,263,123

Household Durables – 4.4%
Meritage Homes Corp.(a)	88,210	3,287,587
Newell Rubbermaid, Inc.	243,290	4,362,190
NVR, Inc.(a)	4,430	3,668,837
PulteGroup Inc(a)	231,420	3,165,825

		14,484,439

Media – 1.1%
Gannett Co., Inc.	239,160	3,649,582

Specialty Retail – 5.3%
ANN, Inc.(a)	113,555	4,040,287
Childrens Place Retail Stores, Inc. (The)(a)	78,890	4,491,997
Express, Inc.(a)	186,690	2,914,231
GameStop Corp. – Class A	64,580	1,232,186
Men’s Wearhouse, Inc. (The)	102,220	3,230,152
Office Depot, Inc.(a)	980,880	1,500,746

		17,409,599

Textiles, Apparel & Luxury Goods – 1.1%
Jones Group, Inc. (The)	292,650	3,707,876

		57,295,341

Information Technology – 16.1%
Computers & Peripherals – 0.4%
NCR Corp.(a)	62,780	1,405,644

Electronic Equipment, Instruments & Components – 8.5%
Anixter International, Inc.	31,930	1,919,951
Arrow Electronics, Inc.(a)	111,910	4,056,737
AU Optronics Corp. (Sponsored ADR)(a)	677,034	2,051,413
Avnet, Inc.(a)	124,710	4,016,909
Flextronics International Ltd.(a)	441,710	2,972,708
Ingram Micro, Inc. – Class A(a)	138,650	2,117,186
Insight Enterprises, Inc.(a)	181,596	3,261,464
TTM Technologies, Inc.(a)	361,938	3,836,543
Vishay Intertechnology, Inc.(a)	387,320	3,702,779

		27,935,690

IT Services – 2.3%
Amdocs Ltd.(a)	133,420	4,301,461
Convergys Corp.	210,110	3,258,806

		7,560,267

380	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 4.9%
Amkor Technology, Inc.(a)(b)	422,100	$1,979,649
Entegris, Inc.(a)	431,580	3,793,588
Lam Research Corp.(a)	109,020	3,720,853
Micron Technology, Inc.(a)	571,600	3,549,636
MKS Instruments, Inc.	114,884	3,114,505

		16,158,231

		53,059,832

Industrials – 10.6%
Building Products – 1.4%
Fortune Brands Home & Security, Inc.(a)	176,403	4,498,277

Commercial Services & Supplies – 1.2%
Avery Dennison Corp.	127,340	3,976,828

Construction & Engineering – 0.5%
Tutor Perini Corp.(a)	161,510	1,713,621

Electrical Equipment – 1.9%
EnerSys(a)	60,840	2,266,290
General Cable Corp.(a)	154,150	4,175,923

		6,442,213

Machinery – 1.8%
Sauer-Danfoss, Inc.	51,380	1,959,119
Timken Co.	96,730	3,884,677

		5,843,796

Road & Rail – 2.7%
Avis Budget Group, Inc.(a)	189,280	3,107,978
Con-way, Inc.	97,820	2,964,924
Hertz Global Holdings, Inc.(a)	189,010	2,680,162

		8,753,064

Trading Companies & Distributors – 1.1%
Aircastle Ltd.	318,790	3,640,582

		34,868,381

Utilities – 8.0%
Electric Utilities – 5.2%
Great Plains Energy, Inc.	184,530	3,934,180
NV Energy, Inc.	258,530	4,534,616
PNM Resources, Inc.	237,730	4,890,106
Portland General Electric Co.	145,070	3,893,679

		17,252,581

Gas Utilities – 2.8%
Atmos Energy Corp.	125,620	4,389,163

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	381

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

UGI Corp.	152,470	$4,647,285

		9,036,448

		26,289,029

Energy – 5.9%
Energy Equipment & Services – 2.4%
Bristow Group, Inc.	87,380	4,097,248
Helmerich & Payne, Inc.	83,580	3,814,591

		7,911,839

Oil, Gas & Consumable Fuels – 3.5%
Plains Exploration & Production Co.(a)	76,370	3,002,868
Stone Energy Corp.(a)	82,420	1,939,343
Teekay Corp.	100,720	2,979,298
Tesoro Corp.	93,430	3,712,908

		11,634,417

		19,546,256

Consumer Staples – 4.6%
Beverages – 1.4%
Constellation Brands, Inc. – Class A(a)	139,864	4,607,120

Food Products – 3.2%
Dean Foods Co.(a)	124,150	2,038,543
Dole Food Co., Inc.(a)(b)	343,550	4,424,924
Tyson Foods, Inc. – Class A	260,060	4,072,540

		10,536,007

		15,143,127

Materials – 3.1%
Chemicals – 0.5%
Ferro Corp.(a)	454,460	1,490,629

Metals & Mining – 2.6%
Commercial Metals Co.	227,780	2,901,917
Reliance Steel & Aluminum Co.	54,900	2,823,507
Steel Dynamics, Inc.	233,040	2,847,749

		8,573,173

		10,063,802

Health Care – 2.3%
Health Care Providers & Services – 2.3%
Health Net, Inc.(a)	119,670	2,782,328
LifePoint Hospitals, Inc.(a)	116,398	4,704,807

		7,487,135

Total Common Stocks (cost $303,436,247)		324,585,348

382	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.8%
Investment Companies – 1.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $5,855,974)	5,855,974	$5,855,974

Total Investments Before Security Lending Collateral for Securities Loaned – 100.5% (cost $309,292,221)		330,441,322

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.5%
Investment Companies – 2.5%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $8,083,392)	8,083,392	8,083,392

Total Investments – 103.0% (cost $317,375,613)		338,524,714

Other assets less liabilities – (3.0)%		(9,775,245)

Net Assets – 100.0%		$328,749,469

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	383

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Industrials – 25.3%
Aerospace & Defense – 2.6%
Hexcel Corp.(a)	233,489	$5,293,195
TransDigm Group, Inc.(a)	23,890	3,311,632

		8,604,827

Air Freight & Logistics – 1.0%
Expeditors International of Washington, Inc.	86,390	3,162,738

Building Products – 0.6%
Simpson Manufacturing Co., Inc.	83,672	2,127,779

Electrical Equipment – 1.9%
AMETEK, Inc.	184,900	6,343,919

Industrial Conglomerates – 0.8%
Carlisle Cos., Inc.	52,690	2,757,795

Machinery – 10.0%
Actuant Corp. – Class A	155,916	4,384,358
IDEX Corp.	135,485	5,400,432
Joy Global, Inc.	84,050	4,486,589
Lincoln Electric Holdings, Inc.	96,120	3,964,950
Middleby Corp.(a)	40,650	4,680,848
Robbins & Myers, Inc.	76,698	4,588,074
Valmont Industries, Inc.	40,971	5,193,074

		32,698,325

Marine – 1.6%
Kirby Corp.(a)	97,838	5,151,171

Professional Services – 2.7%
Advisory Board Co. (The)(a)	75,715	3,356,446
Robert Half International, Inc.	204,060	5,366,778

		8,723,224

Road & Rail – 1.2%
Genesee & Wyoming, Inc. – Class A(a)	60,260	3,830,125

Trading Companies & Distributors – 2.9%
MSC Industrial Direct Co., Inc. – Class A	56,800	3,936,240
United Rentals, Inc.(a)	176,210	5,693,345
		9,629,585

		83,029,488

Consumer Discretionary – 21.1%
Distributors – 1.6%
LKQ Corp.(a)	141,820	5,352,287

384	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 4.2%
Orient-Express Hotels Ltd. – Class A(a)	401,440	$3,528,658
Panera Bread Co. – Class A(a)	38,770	6,005,473
Wyndham Worldwide Corp.	85,220	4,443,371

		13,977,502

Media – 2.4%
National CineMedia, Inc.	263,850	3,825,825
Pandora Media, Inc.(a)(b)	333,800	4,002,262

		7,828,087

Multiline Retail – 1.3%
Dollar Tree, Inc.(a)	87,070	4,194,162

Specialty Retail – 10.7%
CarMax, Inc.(a)	114,157	3,492,063
Dick’s Sporting Goods, Inc.	116,860	5,814,954
Five Below, Inc.(a)(b)	29,816	958,286
Francesca’s Holdings Corp.(a)	149,932	5,297,097
Select Comfort Corp.(a)	185,016	5,285,907
Tractor Supply Co.	37,815	3,610,576
Ulta Salon Cosmetics & Fragrance, Inc.	63,510	5,969,940
Vitamin Shoppe, Inc.(a)	87,900	4,712,319

		35,141,142

Textiles, Apparel & Luxury Goods – 0.9%
Tumi Holdings, Inc.(a)(b)	140,637	2,961,815

		69,454,995

Information Technology – 20.3%
Communications Equipment – 1.0%
Ciena Corp.(a)(b)	245,100	3,350,517

Internet Software & Services – 2.5%
Bazaarvoice, Inc.(a)(b)	197,523	2,931,241
CoStar Group, Inc.(a)	64,687	5,255,819

		8,187,060

IT Services – 1.4%
Alliance Data Systems Corp.(a)	24,860	3,421,979
ServiceSource International, Inc.(a)(b)	110,814	1,026,138

		4,448,117

Semiconductors & Semiconductor Equipment – 6.5%
Fairchild Semiconductor International, Inc.(a)	257,716	3,742,036
Mellanox Technologies Ltd.(a)(b)	35,900	4,106,601
Skyworks Solutions, Inc.(a)	161,050	4,905,583
Teradyne, Inc.(a)	289,080	4,515,430
Veeco Instruments, Inc.(a)(b)	122,954	4,217,322

		21,486,972

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	385

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 8.9%
ANSYS, Inc.(a)	34,190	$2,383,043
Aspen Technology, Inc.(a)	197,406	4,812,758
Cadence Design Systems, Inc.(a)	471,835	6,228,222
Fortinet, Inc.(a)	156,040	4,136,620
MICROS Systems, Inc.(a)	71,268	3,610,437
SolarWinds, Inc.(a)	83,419	4,578,035
TIBCO Software, Inc.(a)	116,290	3,479,397

		29,228,512

		66,701,178

Health Care – 16.6%
Biotechnology – 3.8%
Amarin Corp. PLC (ADR)(a)(b)	90,190	1,234,701
Ariad Pharmaceuticals, Inc.(a)	113,299	2,329,427
BioMarin Pharmaceutical, Inc.(a)	116,520	4,350,857
Ironwood Pharmaceuticals, Inc.(a)	65,769	824,086
Onyx Pharmaceuticals, Inc.(a)	52,040	3,742,717

		12,481,788

Health Care Equipment & Supplies – 3.4%
HeartWare International, Inc.(a)(b)	28,850	2,584,094
NxStage Medical, Inc.(a)	62,410	795,728
Sirona Dental Systems, Inc.(a)	76,536	4,067,123
Volcano Corp.(a)	130,048	3,677,757

		11,124,702

Health Care Providers & Services – 7.1%
AMERIGROUP Corp.(a)	72,486	6,590,427
Catamaran Corp.(a)	59,889	5,219,326
HMS Holdings Corp.(a)	94,795	3,266,636
Mednax, Inc.(a)	70,577	4,889,575
WellCare Health Plans, Inc.(a)	59,650	3,381,558

		23,347,522

Pharmaceuticals – 2.3%
Akorn, Inc.(a)	317,564	4,395,086
Questcor Pharmaceuticals, Inc.(a)(b)	74,189	3,222,770

		7,617,856

		54,571,868

Financials – 7.8%
Capital Markets – 4.2%
Affiliated Managers Group, Inc.(a)	45,530	5,355,239
Lazard Ltd. – Class A	121,300	3,455,837
Stifel Financial Corp.(a)	156,591	5,117,394

		13,928,470

Commercial Banks – 3.6%
Iberiabank Corp.	85,022	3,988,382
Signature Bank/New York NY(a)	78,680	5,085,088

386	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SVB Financial Group(a)	48,410	$2,807,296

		11,880,766

		25,809,236

Energy – 6.8%
Energy Equipment & Services – 3.9%
FMC Technologies, Inc.(a)	67,370	3,155,611
Oceaneering International, Inc.	76,300	4,085,102
Oil States International, Inc.(a)	57,249	4,479,162
Superior Energy Services, Inc.(a)	59,860	1,243,292

		12,963,167

Oil, Gas & Consumable Fuels – 2.9%
Cabot Oil & Gas Corp.	92,670	3,837,465
Concho Resources, Inc.(a)	33,693	3,023,610
SM Energy Co.	53,003	2,503,331

		9,364,406

		22,327,573

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.3%
tw telecom, Inc.(a)	166,647	4,191,172

Materials – 0.0%
Chemicals – 0.0%
Eastman Chemical Co.	11	608

Total Common Stocks (cost $247,435,559)		326,086,118

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $1,569,772)	1,569,772	1,569,772

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $249,005,331)		327,655,890

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	387

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 6.9%
Investment Companies – 6.9%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $22,658,967)	22,658,967	$22,658,967

Total Investments – 106.6% (cost $271,664,298)		350,314,857

Other assets less liabilities – (6.6)%		(21,680,596)

Net Assets – 100.0%		$328,634,261

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

388	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

MULTI-ASSET REAL RETURN PORTFOLIO

CONSOLIDATED PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 63.9%
Energy – 24.2%
Coal & Consumable Fuels – 1.0%
Banpu PCL	121,200	$1,740,545
Cameco Corp.	47,140	1,027,205
Consol Energy, Inc.	5,900	178,180
Exxaro Resources Ltd.	133,330	2,367,788
Peabody Energy Corp.	7,000	151,410

		5,465,128

Integrated Oil & Gas – 17.8%
BG Group PLC	353,020	7,219,363
BP PLC	1,570,920	11,019,259
Cenovus Energy, Inc.	19,400	635,678
Chevron Corp.	89,530	10,041,685
China Petroleum & Chemical Corp. – Class H	4,318,000	4,078,844
ConocoPhillips	31,300	1,777,527
ENI SpA	139,820	3,085,089
Exxon Mobil Corp.	251,000	21,912,300
Gazprom OAO (Sponsored ADR)	577,060	5,619,987
Hess Corp.	29,430	1,487,098
Husky Energy, Inc.	14,900	394,058
Imperial Oil Ltd.	8,600	392,682
Petroleo Brasileiro SA	76,700	808,601
Petroleo Brasileiro SA (ADR)	121,370	2,565,762
Petroleo Brasileiro SA (Preference Shares)	108,300	1,103,327
Petroleo Brasileiro SA (Sponsored ADR)	56,668	1,166,227
PTT PCL	195,400	2,057,827
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	305,413	10,684,066
Royal Dutch Shell PLC – Class A	15	525
Royal Dutch Shell PLC – Class B	99,130	3,576,279
Statoil ASA	32,270	825,127
Suncor Energy, Inc. (Toronto)(a)	134,700	4,210,101
Total SA	53,020	2,643,402

		97,304,814

Oil & Gas Drilling – 0.7%
Ensco PLC	14,420	827,275
Seadrill Ltd.	38,730	1,596,451
Transocean Ltd.	27,290	1,338,029

		3,761,755

Oil & Gas Equipment & Services – 0.5%
Halliburton Co.	32,490	1,064,373
Schlumberger Ltd.	21,790	1,577,160

		2,641,533

Oil & Gas Exploration & Production – 4.2%
Anadarko Petroleum Corp.	39,510	2,736,858

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	389

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Apache Corp.	9,900	$848,925
ARC Resources Ltd.	7,500	177,352
Athabasca Oil Corp.(b)	11,700	161,183
Baytex Energy Corp.	3,300	150,312
Cabot Oil & Gas Corp.	18,660	772,711
Canadian Natural Resources Ltd.	28,300	860,986
Canadian Oil Sands Ltd.	12,500	266,802
Chesapeake Energy Corp.	17,100	330,885
Cimarex Energy Co.	2,600	148,746
Cobalt International Energy, Inc.(b)	6,600	149,886
Concho Resources, Inc.(b)	2,500	224,350
Continental Resources, Inc./OK(b)	2,000	148,120
Crescent Point Energy Corp.	7,500	311,869
Denbury Resources, Inc.(b)	10,100	156,449
Devon Energy Corp.	28,440	1,644,685
EnCana Corp.	19,000	420,573
EOG Resources, Inc.	21,670	2,346,861
EQT Corp.	3,900	210,444
Lundin Petroleum AB(b)	36,940	832,145
Marathon Oil Corp.	57,440	1,597,981
MEG Energy Corp.(b)	3,800	149,648
Nexen, Inc. (Toronto)	17,103	429,939
Noble Energy, Inc.	13,940	1,225,326
Occidental Petroleum Corp.	51,940	4,415,419
OGX Petroleo e Gas Participacoes SA(b)	50,200	154,564
Pacific Rubiales Energy Corp.	7,500	183,363
Penn West Petroleum Ltd.	12,200	173,022
Pioneer Natural Resources Co.	3,000	292,080
Plains Exploration & Production Co.(b)	3,800	149,416
Progress Energy Resources Corp.	6,700	149,327
QEP Resources, Inc.	5,200	149,188
Range Resources Corp.	4,200	273,798
Southwestern Energy Co.(b)	9,000	280,170
Talisman Energy, Inc.	26,600	369,688
Vermilion Energy, Inc.	3,200	145,789
Whiting Petroleum Corp.(b)	3,400	151,368

		23,190,228

		132,363,458

Materials – 11.9%
Aluminum – 0.1%
Alcoa, Inc.	32,900	281,624

Diversified Chemicals – 0.5%
BASF SE	33,520	2,601,658

Diversified Metals & Mining – 4.5%
Anglo American PLC	183,130	5,085,596

390	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

BHP Billiton Ltd.	183,150	$6,064,564
BHP Billiton PLC	73,270	2,144,339
First Quantum Minerals Ltd.	14,700	283,188
Grupo Mexico SAB de CV	118,100	352,320
Minera Frisco SAB de CV(b)	61,600	235,599
Rio Tinto Ltd.	24,810	1,274,157
Rio Tinto PLC	153,040	6,681,608
Southern Copper Corp.	7,100	231,034
Teck Resources Ltd.	73,140	2,021,135
Turquoise Hill Resources Ltd.(b)	28,400	228,180

		24,601,720

Fertilizers & Agricultural Chemicals – 1.2%
Agrium, Inc. (Toronto)	21,810	2,146,374
CF Industries Holdings, Inc.	1,200	248,412
K&S AG	10,900	532,271
Monsanto Co.	34,540	3,008,779
Mosaic Co. (The)	5,700	330,087
Potash Corp. of Saskatchewan, Inc.	16,400	671,473

		6,937,396

Gold – 2.7%
Agnico-Eagle Mines Ltd.	5,300	255,981
Barrick Gold Corp.	30,900	1,191,487
Cia de Minas Buenaventura SA (ADR) – Class B	6,400	221,824
Eldorado Gold Corp.	20,800	276,208
Franco-Nevada Corp.	4,400	228,269
Freeport-McMoRan Copper & Gold, Inc.	44,570	1,609,422
Goldcorp, Inc.	92,670	3,804,570
IAMGOLD Corp.	16,900	220,990
Kinross Gold Corp.	219,890	1,954,082
Koza Altin Isletmeleri AS	58,360	1,148,191
New Gold, Inc.(b)	122,530	1,357,370
Newmont Mining Corp.	15,300	775,404
Real Gold Mining Ltd.(a)(c)(d)	686,500	123,918
Yamana Gold, Inc.	89,790	1,535,744

		14,703,460

Paper Products – 0.4%
Fibria Celulose SA (ADR)(b)	19,600	152,463
International Paper Co.	7,900	273,024
MeadWestvaco Corp.	5,100	146,676
Mondi PLC	193,210	1,701,412

		2,273,575

Precious Metals & Minerals – 0.2%
Industrias Penoles SAB de CV	4,300	179,004
North American Palladium Ltd.(a)(b)	317,090	573,933
Silver Wheaton Corp.	10,900	376,842

		1,129,779

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	391

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Chemicals – 0.4%
Koninklijke DSM NV	49,986	$2,346,499

Steel – 1.9%
Allegheny Technologies, Inc.	5,000	148,200
Arrium Ltd.	671,187	451,300
Cia Siderurgica Nacional SA	31,300	154,195
Cliffs Natural Resources, Inc.	4,400	157,696
Commercial Metals Co.	84,270	1,073,600
Gerdau SA	26,500	231,201
JFE Holdings, Inc.	149,500	1,899,469
Metalurgica Gerdau SA (Preference Shares)	13,300	144,800
Nucor Corp.	9,800	368,970
United States Steel Corp.(a)	35,120	683,084
Vale SA	40,200	664,422
Vale SA (Preference Shares)	61,900	1,011,795
Vale SA (Sponsored ADR) (Local Preference Shares)	203,200	3,275,584

		10,264,316

		65,140,027

Equity:Other – 10.2%
Diversified/Specialty – 8.0%
Alexandria Real Estate Equities, Inc.	2,200	162,580
Aliansce Shopping Centers SA	8,500	84,962
Artis Real Estate Investment Trust	5,200	87,568
BioMed Realty Trust, Inc.	6,600	122,298
BR Properties SA	25,200	306,636
British Land Co. PLC	246,415	2,109,195
Canadian Real Estate Investment Trust	16,490	699,246
Capital Property Fund	427,600	555,173
CapitaLand Ltd.	324,000	784,168
Cheung Kong Holdings Ltd.	33,000	451,417
China Overseas Land & Investment Ltd.(a)	796,000	1,804,602
Cofinimmo	5,730	629,674
Dexus Property Group	361,649	357,915
Digital Realty Trust, Inc.(a)	25,740	1,917,887
Duke Realty Corp.	41,840	606,680
Dundee Real Estate Investment Trust	28,196	1,093,802
Evergrande Real Estate Group Ltd.(a)	3,630,000	1,398,494
Forest City Enterprises, Inc.(b)	8,100	122,148
GPT Group	95,790	347,682
Growthpoint Properties Ltd.	255,400	833,371
H&R Real Estate Investment Trust	6,500	166,827
Hang Lung Properties Ltd.	230,000	786,564
Henderson Land Development Co., Ltd.(a)	91,000	561,373
Hyprop Investments Ltd.	69,300	606,159
Iguatemi Empresa de Shopping Centers SA	3,200	76,930

392	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

JHSF Participacoes SA	12,500	$48,525
Kerry Properties Ltd.	95,000	454,262
Land Securities Group PLC	83,108	1,042,745
Lexington Realty Trust(a)	44,950	421,631
LPN Development PCL (NVDR)	418,800	225,018
Mapletree Commercial Trust	465,000	410,812
Mitsubishi Estate Co., Ltd.	163,000	2,876,278
Mitsui Fudosan Co., Ltd.	174,000	3,251,786
New World Development Co., Ltd.	1,522,000	1,902,249
Soho China Ltd.	1,548,000	983,981
Sonae Sierra Brasil SA	3,100	46,121
Sumitomo Realty & Development Co., Ltd.	85,000	2,088,416
Sun Hung Kai Properties Ltd.	220,305	2,867,631
Suntec Real Estate Investment Trust	593,000	688,401
Supalai PCL (NVDR)	534,400	310,381
Swire Properties Ltd.	363,800	1,043,067
Telecity Group PLC	61,935	855,295
Tokyu Land Corp.	184,000	908,560
UOL Group Ltd.	277,602	1,176,142
Vornado Realty Trust	27,120	2,201,330
Weyerhaeuser Co.	45,120	1,123,939
Wharf Holdings Ltd.	398,000	2,469,636

		44,069,557

Health Care – 1.8%
Chartwell Seniors Housing Real Estate Investment Trust	8,300	87,147
HCP, Inc.	48,570	2,227,420
Health Care REIT, Inc.	35,450	2,071,698
LTC Properties, Inc.	26,920	908,281
Omega Healthcare Investors, Inc.	5,000	120,100
Senior Housing Properties Trust	49,280	1,090,074
Ventas, Inc.	52,440	3,434,295

		9,939,015

Triple Net – 0.4%
Entertainment Properties Trust	32,010	1,459,336
National Retail Properties, Inc.	3,900	121,134
Realty Income Corp.(a)	11,520	485,338

		2,065,808

		56,074,380

Retail – 7.1%
Regional Mall – 2.9%
BR Malls Participacoes SA	83,600	1,041,963
CBL & Associates Properties, Inc.	5,700	121,809
General Growth Properties, Inc.	119,420	2,457,663
Glimcher Realty Trust	79,758	835,864
Macerich Co. (The)	4,800	285,936

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	393

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Multiplan Empreendimentos Imobiliarios SA	6,700	$171,304
Simon Property Group, Inc.	42,931	6,813,150
Taubman Centers, Inc.	2,100	168,042
Westfield Group	379,057	3,896,333

		15,792,064

Shopping Center/Other Retail – 4.2%
Aeon Mall Co., Ltd.	46,700	1,094,173
American Realty Capital Trust, Inc.	121,520	1,433,936
Calloway Real Estate Investment Trust	3,900	115,922
Corio NV	35,508	1,512,279
DDR Corp.	46,716	711,018
Eurocommercial Properties NV	31,000	1,093,236
Federal Realty Investment Trust	2,300	248,193
First Capital Realty, Inc.	4,400	85,924
Inland Real Estate Corp.(a)	94,380	773,916
Japan Retail Fund Investment Corp.(a)	558	955,404
Kimco Realty Corp.	14,700	298,704
Klepierre	47,142	1,517,661
Link REIT (The)	211,378	942,887
Mercialys SA	47,690	978,423
Primaris Retail Real Estate Investment Trust	3,600	87,101
Regency Centers Corp.	24,160	1,183,840
Retail Opportunity Investments Corp.(a)	104,086	1,308,361
RioCan Real Estate Investment Trust (Toronto)	21,701	608,046
Tanger Factory Outlet Centers	29,930	1,004,151
Unibail-Rodamco SE	20,257	4,120,021
Weingarten Realty Investors	54,210	1,514,085
Westfield Retail Trust	518,760	1,552,786

		23,140,067

		38,932,131

Residential – 4.8%
Multi-Family – 3.8%
Apartment Investment & Management Co. – Class A	4,800	127,104
Ascott Residence Trust	433,000	434,460
Associated Estates Realty Corp.	86,550	1,316,425
AvalonBay Communities, Inc.	10,100	1,429,352
Berkeley Group Holdings PLC(b)	35,310	810,213
Boardwalk Real Estate Investment Trust	8,240	537,826
BRE Properties, Inc.	12,370	617,510
Brookfield Incorporacoes SA	202,400	405,817
Camden Property Trust	2,900	201,347
Canadian Apartment Properties REIT	3,400	85,539
China Vanke Co. Ltd. – Class B	330,410	414,571
Consorcio ARA SAB de CV(b)	94,200	24,685
Corp. GEO SAB de CV(b)	33,200	34,146

394	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,800	$213,401
Desarrolladora Homex SAB de CV(b)	20,500	38,333
Equity Lifestyle Properties, Inc.	1,800	123,768
Equity Residential	44,860	2,709,544
Essex Property Trust, Inc.(a)	5,704	866,894
Even Construtora e Incorporadora SA	19,000	72,073
Ez Tec Empreendimentos e Participacoes SA	4,800	57,934
Gafisa SA(b)	34,900	71,007
GSW Immobilien AG	31,960	1,137,638
Helbor Empreendimentos SA	11,900	63,782
Home Properties, Inc.	1,900	121,315
KWG Property Holding Ltd.	2,215,500	1,156,337
Mid-America Apartment Communities, Inc.	1,800	122,400
Mirvac Group	877,349	1,227,850
MRV Engenharia e Participacoes SA	117,400	681,301
Northern Property Real Estate Investment Trust	23,416	756,343
PDG Realty SA Empreendimentos e Participacoes	195,000	379,452
Post Properties, Inc.	8,130	415,036
Rossi Residencial SA	149,100	446,588
Stockland	568,880	1,874,694
Tecnisa SA	11,300	47,596
UDR, Inc.	61,820	1,560,955
Urbi Desarrollos Urbanos SAB de CV(b)	49,700	25,144

		20,608,380

Self Storage – 1.0%
CubeSmart	105,090	1,355,661
Extra Space Storage, Inc.	47,477	1,619,441
Public Storage	7,227	1,051,962
Sovran Self Storage, Inc.	24,912	1,416,247

		5,443,311

Student Housing – 0.0%
American Campus Communities, Inc.	3,200	149,184

		26,200,875

Office – 2.9%
Office – 2.9%
Allied Properties Real Estate Investment Trust	21,244	659,464
Boston Properties, Inc.	21,593	2,421,223
Brandywine Realty Trust	24,520	299,144
Brookfield Office Properties, Inc.	13,600	228,334
Castellum AB	59,964	800,222
Cominar Real Estate Investment Trust	52,293	1,283,784
Commonwealth Property Office Fund	392,314	418,113
Douglas Emmett, Inc.	39,818	955,234
Hongkong Land Holdings Ltd.	208,000	1,270,864

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	395

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hufvudstaden AB – Class A	87,842	$1,077,288
Japan Excellent, Inc.	89	457,040
Japan Real Estate Investment Corp.	84	821,109
Kilroy Realty Corp.	21,789	1,028,659
Liberty Property Trust	15,970	588,974
Nippon Building Fund, Inc.	114	1,155,603
Orix JREIT, Inc.(a)	218	999,071
Piedmont Office Realty Trust, Inc.	7,100	120,487
SL Green Realty Corp.	14,227	1,146,696

		15,731,309

Lodging – 1.3%
Lodging – 1.3%
Far East Hospitality Trust(b)	492,000	388,785
FelCor Lodging Trust, Inc.(b)	157,640	731,450
Great Eagle Holdings Ltd.	295,000	818,442
Hospitality Properties Trust	5,000	120,350
Host Hotels & Resorts, Inc.	72,260	1,105,578
Intercontinental Hotels Group PLC	48,680	1,241,301
Pebblebrook Hotel Trust	57,350	1,355,180
Strategic Hotels & Resorts, Inc.(b)	224,690	1,370,609

		7,131,695

Industrials – 1.3%
Industrial Warehouse Distribution – 1.0%
Global Logistic Properties Ltd.	553,000	1,053,281
Hopewell Holdings Ltd.	150,500	483,835
Mapletree Logistics Trust	1,109,000	987,854
ProLogis, Inc.	63,666	2,175,467
Segro PLC	223,610	820,686

		5,521,123

Mixed Office Industrial – 0.3%
Goodman Group	344,887	1,425,585

		6,946,708

Food Beverage & Tobacco – 0.2%
Agricultural Products – 0.2%
Archer-Daniels-Midland Co.	12,600	337,050
Bunge Ltd.	15,460	984,029

		1,321,079

Total Common Stocks (cost $336,618,848)		349,841,662

396	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 14.1%
United States – 14.1%
U.S. Treasury Inflation Index 0.625%, 7/15/21 (TIPS)	$5,639	$6,381,590
1.875%, 7/15/15 (TIPS)(e)	24,582	27,026,488
1.875%, 7/15/15 (TIPS)	39,813	43,772,922

Total Inflation-Linked Securities (cost $76,093,146)		77,181,000

INVESTMENT COMPANIES – 1.1%
Funds and Investment Trusts – 1.1%
Market Vectors Gold Miners ETF (cost $5,374,578)	128,020	6,137,279

	Contracts
OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Indices – 0.2%
S&P 500 Index Expiration: Mar 2013, Exercise Price: $ 1,375.00(b)(f)	170	1,277,550
S&P 500 Index Expiration: Sep 2012, Exercise Price: $ 1,275.00(b)(f)	67	9,715

Total Options Purchased – Puts (cost $1,964,557)		1,287,265

OPTIONS PURCHASED - CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares Silver Trust Expiration: Oct 2012, Exercise Price: $ 32.00(b)(f)	654	54,282
SPDR Gold Trust Expiration: Sep 2012, Exercise Price: $ 165.00(b)(f)	469	102,476

Total Options Purchased – Calls (cost $225,271)		156,758

	Shares
SHORT-TERM INVESTMENTS – 17.9%
Investment Companies – 7.9%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.15%(g) (cost $42,969,182)	42,969,182	42,969,182

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	397

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

U.S. TREASURY BILLS – 10.0%
U.S. Treasury Bill Zero Coupon, 9/06/12	$1,325	$1,324,984
Zero Coupon, 9/13/12(e)(h)	11,950	11,949,707
Zero Coupon, 10/04/12-10/11/12(e)	41,520	41,516,642

Total U.S. Treasury Bills (cost $54,791,333)		54,791,333

Total Short-Term Investments (cost $97,760,515)		97,760,515

Total Investments Before Security Lending Collateral for Securities Loaned – 97.2% (cost $518,036,915)		532,364,479

	Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 2.9%
Investment Companies – 2.9%
AllianceBernstein Exchange Reserves – Class I, 0.18%(g) (cost $16,100,779)	16,100,779	16,100,779

Total Investments – 100.1% (cost $534,137,694)		548,465,258
Other assets less liabilities – (0.1)%		(536,579)

Net Assets – 100.0%		$547,928,679

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	33	October 2012	$3,658,452	$3,780,810	$122,358
Cocoa Futures	172	December 2012	4,402,607	4,634,683	232,076
Gasoline RBOB Futures	34	October 2012	3,731,151	4,245,159	514,008
Lean Hogs Futures	100	October 2012	3,199,910	2,967,000	(232,910)
Platinum Futures	51	October 2012	3,721,171	3,920,115	198,944
PlatinumFutures	75	January 2013	5,505,926	5,777,250	271,324
Soybean Futures	47	November 2012	3,165,816	4,127,775	961,959
Soybean Meal Futures	78	December 2012	3,009,061	4,160,520	1,151,459
Wheat Futures	92	December 2012	3,944,747	4,167,600	222,853

Sold Contracts
Aluminum HG Futures	93	September 2012	4,404,659	4,395,994	8,665
Cattle Feeder Futures	56	October 2012	3,963,205	4,106,900	(143,695)
Coffee C Futures	37	December 2012	2,532,306	2,285,906	246,400

398	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Copper London Metal Exchange Futures	11	September 2012	$2,052,167	$2,093,712	$(41,545)
Gas Oil Futures	17	October 2012	1,622,350	1,690,225	(67,875)
Gold 100 OZ Futures	81	December 2012	12,791,313	13,669,560	(878,247)
Heating Oil Futures	47	October 2012	5,977,077	6,277,715	(300,638)
S&P 500 E Mini Index Futures	157	September 2012	11,118,636	11,030,035	88,601
S&P 500 Index Futures	47	September 2012	16,440,513	16,509,925	(69,412)
Silver Futures	10	December 2012	1,396,675	1,572,100	(175,425)
Soybean Oil Futures	213	December 2012	6,745,778	7,294,824	(549,046)
Sugar 11 Futures	63	October 2012	1,383,366	1,395,677	(12,311)

					$1,547,543

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC Wholesale	EUR	1,174	USD	1,494	9/14/12	$17,353
Barclays Bank PLC Wholesale	USD	2,053	ZAR	16,949	9/14/12	(38,510)
BNP Paribas SA	USD	1,243	CHF	1,191	9/14/12	4,362
Citibank NA	CAD	1,438	USD	1,417	9/14/12	(41,279)
Citibank NA	USD	1,765	GBP	1,135	9/14/12	37,007
Citibank NA	USD	1,366	SEK	9,623	9/14/12	86,132
Credit Suisse London Branch (GFX)	CAD	2,321	USD	2,254	9/14/12	(99,728)
Deutsche Bank AG London	USD	11,713	EUR	9,524	9/14/12	267,090
Deutsche Bank AG London	EUR	1,408	USD	1,746	9/14/12	(25,110)
Deutsche Bank AG London	GBP	1,002	USD	1,545	9/14/12	(45,718)
Deutsche Bank AG London	USD	2,228	SGD	2,770	9/14/12	(5,605)
Goldman Sachs International	CAD	1,784	USD	1,775	9/14/12	(34,098)
Goldman Sachs International	USD	1,583	EUR	1,309	9/14/12	63,544
Goldman Sachs International	GBP	3,977	USD	6,186	9/14/12	(129,002)
HSBC BankUSA	USD	1,446	CAD	1,475	9/14/12	49,794
HSBC BankUSA	USD	946	JPY	75,105	9/14/12	13,570
JPMorgan Chase Bank	USD	2,108	CAD	2,113	9/14/12	35,289
Royal Bank of Canada	CAD	18,414	USD	17,832	9/14/12	(844,721)
Royal Bank of Canada	EUR	16,680	USD	20,828	9/14/12	(153,771)
Royal Bank of Scotland PLC	USD	1,838	MXN	24,513	9/14/12	16,421
Royal Bank of Scotland PLC	NOK	11,550	USD	1,978	9/14/12	(13,968)
Royal Bank of Scotland PLC	SEK	9,072	USD	1,375	9/14/12	5,835
Standard Chartered Bank	USD	1,357	HKD	10,520	9/14/12	(630)
State Street Bank and Trust Co.	BRL	6,440	USD	3,115	9/14/12	(52,470)
State Street Bank and Trust Co.	USD	19,971	CNY	127,162	9/14/12	57,703
State Street Bank and Trust Co.	USD	2,506	INR	140,492	9/14/12	18,326
State Street Bank and Trust Co.	USD	2,162	IDR	20,453,303	9/14/12	(21,613)
State Street Bank and Trust Co.	USD	1,949	MYR	6,085	9/14/12	(431)
State Street Bank and Trust Co.	USD	1,215	RUB	39,384	9/14/12	3,813
State Street Bank and Trust Co.	USD	1,924	KRW	2,171,428	9/14/12	(11,279)
State Street Bank and Trust Co.	THB	73,259	USD	2,318	9/14/12	(18,790)
UBS AG	USD	1,647	CAD	1,684	9/14/12	60,700
UBS AG	USD	1,986	GBP	1,282	9/14/12	49,546
Westpac Banking Corp.	AUD	6,512	USD	6,398	9/14/12	(324,082)

						$(1,074,320)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	399

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(f)	654	$37.00	October 2012	$(10,137)
SPDR Gold Shares(f)	469	180.00	September 2012	(7,035)

(premium received $82,565)				$(17,172)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
iShares Silver Trust(f)	654	$22.00	October 2012	$(3,270)
S&P 500 Index(f)	170	1,200.00	March 2013	(520,200)
SPDR Gold Shares(f)	469	140.00	September 2012	(1,173)

(premium received $819,116)				$(524,643)

INTEREST RATE SWAP CONTRACTS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$6,040	3/30/22	2.263%	3 Month LIBOR		$(414,858)
Citibank, NA	1,500	3/27/18	2.45%	CPI	#	(24,655)

						$(439,513)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	352,354	0.16%	$105,963	9/17/12	JPMorgan Chase Bank, NA	$2,630,566
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,503	0.16%	3,459	9/17/12	JPMorgan Chase Bank, NA	85,878
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	73,721	0.16%	22,170	9/17/12	JPMorgan Chase Bank, NA	550,378

400	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid/ Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	239,490	0.11%	$34,073	9/17/12	Merrill Lynch International	$896,965
Receive	Dow Jones-UBS Commodity Index	27,086	0.11%	3,854	9/17/12	Merrill Lynch International	101,446

							$4,265,233

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(b)	Non-income producing security.

(c)	Fair valued.

(d)	Illiquid security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $12,727,673.

(f)	One contract relates to 100 shares.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $2,999,925.

Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
CNY	– Chinese Yuan Renminbi
EUR	– Euro
GBP	– Great British Pound
HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thailand Baht
ZAR	– South African Rand

Glossary:

ADR	– American Depositary Receipt
NVDR	– Non Voting Depositary Receipt
REIT	– Real Estate Investment Trust
TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	401

Multi-Asset Real Return Portfolio—Consolidated Portfolio of Investments

VOLATILITY MANAGEMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 25.8%
Information Technology – 4.1%
Communications Equipment – 0.4%
Cisco Systems, Inc.	145,300	$2,772,324
F5 Networks, Inc.(a)	2,200	214,478
Harris Corp.	3,100	145,793
JDS Uniphase Corp.(a)	6,200	69,378
Juniper Networks, Inc.(a)	14,300	249,392
Motorola Solutions, Inc.	7,900	376,514
QUALCOMM, Inc.	46,500	2,857,890

		6,685,769

Computers & Peripherals – 1.2%
Apple, Inc.	25,460	16,937,010
Dell, Inc.(a)	40,300	426,777
EMC Corp./MA(a)	56,900	1,495,901
Hewlett-Packard Co.	53,600	904,768
Lexmark International, Inc. – Class A(b)	1,900	41,249
NetApp, Inc.(a)	9,800	338,296
SanDisk Corp.(a)	6,600	272,052
Seagate Technology PLC	10,180	325,862
Western Digital Corp.(a)	6,300	263,466

		21,005,381

Electronic Equipment & Instruments & Components – 0.1%
Amphenol Corp. – Class A	4,400	267,828
Corning, Inc.	41,100	492,789
FLIR Systems, Inc.	4,100	81,180
Jabil Circuit, Inc.	4,900	111,622
Molex, Inc.(b)	3,700	98,235
TE Connectivity Ltd.	11,600	407,972

		1,459,626

Internet Software & Services – 0.4%
Akamai Technologies, Inc.(a)	4,800	180,048
eBay, Inc.(a)	31,200	1,481,064
Google, Inc. – Class A(a)	6,950	4,761,376
VeriSign, Inc.(a)	4,300	205,024
Yahoo!, Inc.(a)	33,000	483,450

		7,110,962

IT Services – 0.8%
Accenture PLC	17,500	1,078,000
Automatic Data Processing, Inc.	13,300	772,464
Cognizant Technology Solutions Corp. – Class A(a)	8,300	533,524
Computer Sciences Corp.	4,200	135,282
Fidelity National Information Services, Inc.	6,400	201,600

402	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Fiserv, Inc.(a)	3,700	$263,847
International Business Machines Corp.	31,300	6,098,805
Mastercard, Inc. – Class A	2,880	1,217,952
Paychex, Inc.	8,700	289,362
SAIC, Inc.(b)	7,500	91,575
Teradata Corp.(a)	4,600	351,348
Total System Services, Inc.	4,300	99,674
Visa, Inc. – Class A	13,500	1,731,375
Western Union Co. (The) – Class W	16,600	292,326

		13,157,134

Office Electronics – 0.0%
Xerox Corp.(b)	36,500	269,005

Semiconductors & Semiconductor Equipment – 0.4%
Advanced Micro Devices, Inc.(a)	15,900	59,148
Altera Corp.	8,700	324,771
Analog Devices, Inc.	8,100	321,894
Applied Materials, Inc.	34,700	405,643
Broadcom Corp. – Class A(a)	13,400	476,102
Intel Corp.	136,500	3,389,295
KLA-Tencor Corp.	4,500	230,895
Lam Research Corp.(a)	5,388	183,892
Linear Technology Corp.	6,200	204,755
LSI Corp.(a)	15,400	119,966
Microchip Technology, Inc.(b)	5,200	180,700
Micron Technology, Inc.(a)	26,800	166,428
NVIDIA Corp.(a)	16,700	234,301
Teradyne, Inc.(a)	5,000	78,100
Texas Instruments, Inc.	31,000	900,240
Xilinx, Inc.	7,100	240,761

		7,516,891

Software – 0.8%
Adobe Systems, Inc.(a)	13,400	419,018
Autodesk, Inc.(a)	6,200	192,510
BMC Software, Inc.(a)	4,300	178,020
CA, Inc.	9,600	249,888
Citrix Systems, Inc.(a)	5,100	396,219
Electronic Arts, Inc.(a)	8,600	114,638
Intuit, Inc.	8,000	468,320
Microsoft Corp.	202,900	6,253,378
Oracle Corp.	105,300	3,332,745
Red Hat, Inc.(a)	5,200	291,408
Salesforce.com, Inc.(a)	3,800	551,684
Symantec Corp.(a)	19,500	347,685

		12,795,513

		70,000,281

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	403

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 2.7%
Capital Markets – 0.4%
Ameriprise Financial, Inc.	5,900	$323,969
Bank of New York Mellon Corp. (The)	32,300	728,042
BlackRock, Inc. – Class A	3,540	624,350
Charles Schwab Corp. (The)	29,300	395,257
E*Trade Financial Corp.(a)	6,900	59,133
Federated Investors, Inc. – Class B(b)	2,500	53,050
Franklin Resources, Inc.	3,900	457,860
Goldman Sachs Group, Inc. (The)	13,400	1,416,648
Invesco Ltd.	12,100	286,528
Legg Mason, Inc.	3,400	83,572
Morgan Stanley	41,300	619,500
Northern Trust Corp.	6,500	301,860
State Street Corp.	13,200	549,120
T Rowe Price Group, Inc.	6,900	423,936

		6,322,825

Commercial Banks – 0.6%
BB&T Corp.	18,900	596,106
Comerica, Inc.	5,300	162,763
Fifth Third Bancorp	24,900	376,986
First Horizon National Corp.	6,800	60,928
Huntington Bancshares, Inc./OH	23,400	154,440
KeyCorp	25,800	217,494
M&T Bank Corp.(b)	3,400	295,460
PNC Financial Services Group, Inc.	14,300	888,888
Regions Financial Corp.	38,300	266,568
SunTrust Banks, Inc.	14,600	367,482
US Bancorp	51,400	1,717,274
Wells Fargo & Co.	144,200	4,907,126
Zions Bancorporation	4,900	94,325

		10,105,840

Consumer Finance – 0.2%
American Express Co.	27,200	1,585,760
Capital One Financial Corp.	15,785	892,326
Discover Financial Services	14,400	557,712
SLM Corp.	13,200	207,900

		3,243,698

Diversified Financial Services – 0.6%
Bank of America Corp.	292,402	2,336,292
Citigroup, Inc.	79,500	2,361,945
CME Group, Inc. – Class A	9,000	494,100
IntercontinentalExchange, Inc.(a)	2,000	273,400
JPMorgan Chase & Co.	103,300	3,836,562
Leucadia National Corp.	5,300	113,314
Moody’s Corp.	5,300	209,880

404	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NASDAQ OMX Group, Inc. (The)	3,300	$75,471
NYSE Euronext	6,800	170,340

		9,871,304

Insurance – 0.7%
ACE Ltd.	9,200	678,316
Aflac, Inc.	12,700	586,486
Allstate Corp. (The)	13,300	495,824
American International Group, Inc.(a)	17,300	593,909
AON PLC	8,800	457,248
Assurant, Inc.	2,300	81,075
Berkshire Hathaway, Inc.(a)	47,700	4,023,018
Chubb Corp. (The)	7,300	539,397
Cincinnati Financial Corp.	4,400	170,104
Genworth Financial, Inc. – Class A(a)	13,300	70,357
Hartford Financial Services Group, Inc.	11,900	213,367
Lincoln National Corp.	7,700	178,794
Loews Corp.	8,300	337,395
Marsh & McLennan Cos., Inc.	14,800	505,716
MetLife, Inc.	28,800	982,944
Principal Financial Group, Inc.	8,100	222,264
Progressive Corp. (The)	16,500	322,245
Prudential Financial, Inc.	12,700	692,277
Torchmark Corp.	2,700	138,186
Travelers Cos., Inc. (The)	10,600	686,244
Unum Group	7,700	150,227
XL Group PLC	8,400	194,208

		12,319,601

Real Estate Investment Trusts (REITs) – 0.1%
American Tower Corp.	10,700	753,280
Plum Creek Timber Co., Inc.	4,400	180,092

		933,372

Real Estate Management & Development – 0.1%
CapitaLand Ltd.	317,050	767,347
CapitaMalls Asia Ltd.(b)	155,296	206,707
CBRE Group, Inc.(a)	8,900	154,059
Hang Lung Properties Ltd.	223,150	763,138

		1,891,251

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	14,300	102,817
People’s United Financial, Inc.	9,600	114,912

		217,729

		44,905,620

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	405

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.4%
Biotechnology – 0.3%
Alexion Pharmaceuticals, Inc.(a)	5,240	$561,780
Amgen, Inc.	21,100	1,770,712
Biogen Idec, Inc.(a)	6,500	952,835
Celgene Corp.(a)	12,000	864,480
Gilead Sciences, Inc.(a)	20,500	1,182,645

		5,332,452

Health Care Equipment & Supplies – 0.4%
Baxter International, Inc.	14,900	874,332
Becton Dickinson and Co.	5,500	417,890
Boston Scientific Corp.(a)	38,700	208,980
CareFusion Corp.(a)	6,000	157,620
Covidien PLC	13,100	734,255
CR Bard, Inc.	2,300	225,653
DENTSPLY International, Inc.	3,800	137,826
Edwards Lifesciences Corp.(a)	3,100	316,541
Intuitive Surgical, Inc.(a)	1,130	555,723
Medtronic, Inc.(b)	28,200	1,146,612
St. Jude Medical, Inc.	8,500	320,960
Stryker Corp.	8,800	468,688
Varian Medical Systems, Inc.(a)	3,000	176,370
Zimmer Holdings, Inc.	4,800	296,544

		6,037,994

Health Care Providers & Services – 0.4%
Aetna, Inc.	9,400	361,054
AmerisourceBergen Corp. – Class A	6,800	261,936
Cardinal Health, Inc.	9,400	371,770
CIGNA Corp.	7,800	357,006
Coventry Health Care, Inc.	3,800	158,194
DaVita, Inc.(a)	2,600	252,902
Express Scripts Holding Co.(a)	21,883	1,370,314
Humana, Inc.	4,400	308,352
Laboratory Corp. of America Holdings(a)	2,600	228,670
McKesson Corp.	6,400	557,504
Patterson Cos., Inc.(b)	2,300	78,131
Quest Diagnostics, Inc.	4,300	260,021
Tenet Healthcare Corp.(a)(b)	11,200	58,128
UnitedHealth Group, Inc.	28,100	1,525,830
WellPoint, Inc.	9,000	538,830

		6,688,642

Health Care Technology – 0.0%
Cerner Corp.(a)	4,000	292,560

406	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	9,400	$349,304
Life Technologies Corp.(a)	4,800	229,008
PerkinElmer, Inc.	3,000	81,900
Thermo Fisher Scientific, Inc.	10,000	573,500
Waters Corp.(a)	2,400	192,456

		1,426,168

Pharmaceuticals – 1.2%
Abbott Laboratories	42,700	2,798,558
Allergan, Inc./United States	8,400	723,492
Bristol-Myers Squibb Co.	45,800	1,511,858
Eli Lilly & Co.	27,700	1,244,007
Forest Laboratories, Inc.(a)	7,200	249,768
Hospira, Inc.(a)	4,400	147,752
Johnson & Johnson	74,500	5,023,535
Merck & Co., Inc.	82,500	3,551,625
Mylan, Inc./PA(a)	11,600	273,412
Perrigo Co.	2,600	285,922
Pfizer, Inc.	203,200	4,848,352
Watson Pharmaceuticals, Inc.(a)	3,500	284,725

		20,943,006

		40,720,822

Industrials – 2.3%
Aerospace & Defense – 0.5%
Boeing Co. (The)	20,300	1,449,420
General Dynamics Corp.	9,800	641,998
Honeywell International, Inc.	21,100	1,233,295
L-3 Communications Holdings, Inc.	2,600	182,624
Lockheed Martin Corp.	7,200	656,208
Northrop Grumman Corp.	6,800	454,852
Precision Castparts Corp.	4,000	644,320
Raytheon Co.	9,000	508,680
Rockwell Collins, Inc.	3,900	190,593
Textron, Inc.	7,600	203,072
United Technologies Corp.	24,700	1,972,295

		8,137,357

Air Freight & Logistics – 0.2%
CH Robinson Worldwide, Inc.	4,400	249,084
Expeditors International of Washington, Inc.	5,700	208,677
FedEx Corp.	8,600	753,618
United Parcel Service, Inc. – Class B	26,100	1,926,441

		3,137,820

Airlines – 0.0%
Southwest Airlines Co.	20,800	185,952

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	407

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.0%
Masco Corp.(b)	9,600	$135,936

Commercial Services & Supplies – 0.1%
Avery Dennison Corp.	2,800	87,444
Cintas Corp.	3,000	121,260
Pitney Bowes, Inc.(b)	5,400	72,144
Republic Services, Inc. – Class A	8,500	235,025
RR Donnelley & Sons Co.(b)	4,800	52,704
Stericycle, Inc.(a)	2,300	210,496
Waste Management, Inc.	12,500	432,250

		1,211,323

Construction & Engineering – 0.0%
Fluor Corp.	4,600	236,900
Jacobs Engineering Group, Inc.(a)	3,500	138,390
Quanta Services, Inc.(a)	5,700	136,800

		512,090

Electrical Equipment – 0.1%
Cooper Industries PLC	4,300	314,545
Emerson Electric Co.	19,900	1,009,328
First Solar, Inc.(a)(b)	1,600	31,984
Rockwell Automation, Inc.	3,900	281,034
Roper Industries, Inc.	2,700	277,533

		1,914,424

Industrial Conglomerates – 0.6%
3M Co.	18,800	1,740,880
Danaher Corp.	15,600	835,692
General Electric Co.	287,500	5,954,125
Tyco International Ltd.	12,600	710,388

		9,241,085

Industrial Warehouse Distribution – 0.2%
Ascendas Real Estate Investment Trust	208,000	394,343
DCT Industrial Trust, Inc.	24,760	156,483
EastGroup Properties, Inc.	2,830	151,688
First Industrial Realty Trust, Inc.(a)(b)	8,850	114,165
Global Logistic Properties Ltd.	229,715	437,531
Hansteen Holdings PLC	63,863	76,116
Mapletree Industrial Trust	122,062	133,246
Mapletree Logistics Trust	181,905	162,034
ProLogis, Inc.	58,285	1,991,598
Segro PLC	74,125	272,051
Warehouses De Pauw SCA	990	48,511

		3,937,766

408	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 0.4%
Caterpillar, Inc.	17,700	$1,510,341
Cummins, Inc.	5,200	504,972
Deere & Co.	10,800	811,188
Dover Corp.	5,000	289,050
Eaton Corp.(b)	9,100	406,952
Flowserve Corp.	1,500	191,490
Illinois Tool Works, Inc.	12,900	764,841
Ingersoll-Rand PLC	8,100	378,756
Joy Global, Inc.	2,900	154,802
PACCAR, Inc.	9,700	387,127
Pall Corp.	3,100	172,081
Parker Hannifin Corp.	4,100	327,918
Snap-On, Inc.	1,600	111,072
Stanley Black & Decker, Inc.	4,600	302,588
Xylem, Inc./NY	5,000	121,450

		6,434,628

Mixed Office Industrial – 0.0%
Goodman Group	153,958	636,383

Professional Services – 0.0%
Dun & Bradstreet Corp. (The)	1,300	105,235
Equifax, Inc.	3,300	151,074
Robert Half International, Inc.	3,800	99,940

		356,249

Road & Rail – 0.2%
CSX Corp.	28,200	633,372
Norfolk Southern Corp.	8,800	637,648
Ryder System, Inc.	1,400	56,014
Union Pacific Corp.	12,900	1,566,576

		2,893,610

Trading Companies & Distributors – 0.0%
Fastenal Co.(b)	8,000	344,720
WW Grainger, Inc.	1,700	350,132

		694,852

		39,429,475

Energy – 2.3%
Energy Equipment & Services – 0.4%
Baker Hughes, Inc.	11,900	542,640
Cameron International Corp.(a)	6,700	366,557
Diamond Offshore Drilling, Inc.	1,900	127,338
Ensco PLC	6,300	361,431
FMC Technologies, Inc.(a)	6,500	304,460
Halliburton Co.	25,000	819,000
Helmerich & Payne, Inc.	2,900	132,356

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	409

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Nabors Industries Ltd.(a)	7,800	$115,206
National Oilwell Varco, Inc.	11,600	914,080
Noble Corp.(a)	6,800	259,352
Rowan Cos. PLC(a)	3,300	116,094
Schlumberger Ltd.	36,200	2,620,156

		6,678,670

Oil, Gas & Consumable Fuels – 1.9%
Alpha Natural Resources, Inc.(a)	5,900	35,046
Anadarko Petroleum Corp.	13,600	942,072
Apache Corp.	10,600	908,950
Cabot Oil & Gas Corp.	5,700	236,037
Chesapeake Energy Corp.(b)	17,900	346,365
Chevron Corp.	53,600	6,011,776
ConocoPhillips	34,300	1,947,897
Consol Energy, Inc.	6,100	184,220
Denbury Resources, Inc.(a)	10,600	164,194
Devon Energy Corp.	11,000	636,130
EOG Resources, Inc.	7,300	790,590
EQT Corp.	4,100	221,236
Exxon Mobil Corp.	126,910	11,079,243
Hess Corp.	8,200	414,346
Kinder Morgan, Inc./Delaware	13,635	487,724
Marathon Oil Corp.	19,100	531,362
Marathon Petroleum Corp.	9,200	476,100
Murphy Oil Corp.	5,300	272,049
Newfield Exploration Co.(a)	3,600	117,468
Noble Energy, Inc.	4,800	421,920
Occidental Petroleum Corp.	22,000	1,870,220
Peabody Energy Corp.	7,300	157,899
Phillips 66	16,900	709,800
Pioneer Natural Resources Co.	3,400	331,024
QEP Resources, Inc.	4,800	137,712
Range Resources Corp.	4,400	286,836
Southwestern Energy Co.(a)	9,400	292,622
Spectra Energy Corp.	17,700	500,202
Sunoco, Inc.(b)	2,900	136,851
Tesoro Corp.	3,800	151,012
Valero Energy Corp.	15,000	468,900
Williams Cos., Inc. (The)	16,900	545,363
WPX Energy, Inc.(a)	5,300	82,680

		31,895,846

		38,574,516

Consumer Staples – 2.3%
Beverages – 0.6%
Beam, Inc.	4,300	250,948
Brown-Forman Corp. – Class B	4,050	259,605

410	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Coca-Cola Co. (The)	122,400	$4,577,760
Coca-Cola Enterprises, Inc.	8,100	239,193
Constellation Brands, Inc. – Class A(a)	4,100	135,054
Dr Pepper Snapple Group, Inc.	5,700	255,417
Molson Coors Brewing Co. – Class B	4,200	187,068
Monster Beverage Corp.(a)	4,210	248,095
PepsiCo, Inc.	42,500	3,078,275

		9,231,415

Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	11,800	1,154,866
CVS Caremark Corp.	34,800	1,585,140
Kroger Co. (The)	15,200	338,656
Safeway, Inc.(b)	6,500	101,725
Sysco Corp.	15,800	478,740
Wal-Mart Stores, Inc.	46,800	3,397,680
Walgreen Co.	23,400	836,784
Whole Foods Market, Inc.	4,400	425,700

		8,319,291

Food Products – 0.4%
Archer-Daniels-Midland Co.	17,800	476,150
Campbell Soup Co.(b)	4,800	168,672
ConAgra Foods, Inc.	11,200	281,232
Dean Foods Co.(a)	5,000	82,100
General Mills, Inc.	17,500	688,275
Hershey Co. (The)	4,100	294,462
HJ Heinz Co.	8,700	484,764
Hormel Foods Corp.	3,700	106,264
JM Smucker Co. (The)	3,100	263,407
Kellogg Co.	6,700	339,355
Kraft Foods, Inc. – Class A	48,100	1,997,593
McCormick & Co., Inc./MD	3,600	221,184
Mead Johnson Nutrition Co. – Class A	5,500	403,315
Tyson Foods, Inc. – Class A	7,800	122,148

		5,928,921

Household Products – 0.4%
Clorox Co. (The)	3,500	254,625
Colgate-Palmolive Co.	13,000	1,382,030
Kimberly-Clark Corp.	10,700	894,520
Procter & Gamble Co. (The)	74,400	4,998,936

		7,530,111

Personal Products – 0.0%
Avon Products, Inc.	11,700	180,765
Estee Lauder Cos., Inc. (The) – Class A	6,100	365,695

		546,460

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	411

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 0.4%
Altria Group, Inc.	55,200	$1,874,592
Lorillard, Inc.	3,600	451,836
Philip Morris International, Inc.	46,300	4,134,590
Reynolds American, Inc.	9,000	414,900

		6,875,918

		38,432,116

Consumer Discretionary – 2.2%
Auto Components – 0.0%
BorgWarner, Inc.(a)	3,100	213,218
Goodyear Tire & Rubber Co. (The)(a)	6,600	80,520
Johnson Controls, Inc.	18,400	500,664

		794,402

Automobiles – 0.1%
Ford Motor Co.	103,500	966,690
Harley-Davidson, Inc.	6,300	264,348

		1,231,038

Distributors – 0.0%
Genuine Parts Co.	4,200	265,272

Diversified Consumer Services – 0.0%
Apollo Group, Inc. – Class A(a)	2,700	72,495
DeVry, Inc.	1,500	28,965
H&R Block, Inc.	7,400	122,544

		224,004

Hotels, Restaurants & Leisure – 0.4%
Carnival Corp.	12,300	426,564
Chipotle Mexican Grill, Inc. – Class A(a)	900	259,776
Darden Restaurants, Inc.	3,500	181,825
International Game Technology	8,000	98,320
Marriott International, Inc./DE – Class A	7,200	271,296
McDonald’s Corp.	27,600	2,469,924
Starbucks Corp.	20,600	1,021,966
Starwood Hotels & Resorts Worldwide, Inc.	5,400	297,702
Wynn Resorts Ltd.	2,200	226,974
Yum! Brands, Inc.	12,500	796,500

		6,050,847

Household Durables – 0.1%
DR Horton, Inc.	7,600	144,324
Harman International Industries, Inc.	1,900	87,457
Leggett & Platt, Inc.	3,800	90,212
Lennar Corp. – Class A(b)	4,400	142,692
Newell Rubbermaid, Inc.	7,800	139,854
PulteGroup Inc(a)	9,100	124,488

412	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Whirlpool Corp.	2,100	$158,466

		887,493

Internet & Catalog Retail – 0.2%
Amazon.com, Inc.(a)	9,800	2,432,654
Expedia, Inc.	2,400	123,264
NetFlix, Inc.(a)(b)	1,500	89,580
priceline.com, Inc.(a)	1,360	822,215
TripAdvisor, Inc.(a)	2,500	83,600

		3,551,313

Leisure Equipment & Products – 0.0%
Hasbro, Inc.(b)	3,100	116,281
Mattel, Inc.	9,200	323,288

		439,569

Media – 0.7%
Cablevision Systems Corp.	5,800	86,710
CBS Corp. – Class B	17,500	635,950
Comcast Corp. – Class A	73,100	2,451,043
DIRECTV(a)	17,800	927,202
Discovery Communications, Inc. –Class A(a)	6,900	378,396
Gannett Co., Inc.	6,300	96,138
Interpublic Group of Cos., Inc. (The)	12,000	127,680
McGraw-Hill Cos., Inc. (The)	7,600	389,120
News Corp. – Class A	57,100	1,335,569
Omnicom Group, Inc.(b)	7,400	380,138
Scripps Networks Interactive, Inc. –Class A	2,500	147,750
Time Warner Cable, Inc. – Class A	8,500	754,970
Time Warner, Inc.	26,000	1,080,300
Viacom, Inc. – Class B	14,300	715,143
Walt Disney Co. (The)	48,500	2,399,295
Washington Post Co. (The) – Class B(b)	200	70,500

		11,975,904

Multiline Retail – 0.2%
Big Lots, Inc.(a)	1,700	51,748
Dollar Tree, Inc.(a)	6,300	303,471
Family Dollar Stores, Inc.	3,200	203,648
JC Penney Co., Inc.(b)	3,900	101,712
Kohl’s Corp.(b)	6,500	339,300
Macy’s, Inc.	11,200	451,472
Nordstrom, Inc.	4,300	248,669
Sears Holdings Corp.(a)(b)	1,000	52,750
Target Corp.	17,900	1,147,211

		2,899,981

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	413

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.4%
Abercrombie & Fitch Co. – Class A	2,200	$79,178
AutoNation, Inc.(a)(b)	1,100	44,220
AutoZone, Inc.(a)	760	274,846
Bed Bath & Beyond, Inc.(a)	6,300	423,171
Best Buy Co., Inc.	7,500	133,050
CarMax, Inc.(a)	6,100	186,599
GameStop Corp. – Class A(b)	3,500	66,780
Gap, Inc. (The)	9,000	322,380
Home Depot, Inc. (The)	41,500	2,355,125
Limited Brands, Inc.	6,500	315,900
Lowe’s Cos., Inc.	31,900	908,512
O’Reilly Automotive, Inc.(a)(b)	3,400	288,830
Ross Stores, Inc.	6,100	422,059
Staples, Inc.	18,700	204,204
Tiffany & Co.	3,400	210,630
TJX Cos., Inc.	20,100	920,379
Urban Outfitters, Inc.(a)	3,000	112,620

		7,268,483

Textiles, Apparel & Luxury Goods – 0.1%
Coach, Inc.	7,800	453,414
Fossil, Inc.(a)	1,429	121,394
NIKE, Inc. – Class B	10,000	973,600
Ralph Lauren Corp.	1,800	285,570
VF Corp.	2,400	366,432

		2,200,410

		37,788,716

Equity:Other – 2.1%
Diversified/Specialty – 1.5%
Activia Properties, Inc.(a)	22	130,379
Affine SA	450	6,476
Alexandria Real Estate Equities, Inc.	6,160	455,224
American Assets Trust, Inc.(b)	3,900	106,314
ANF Immobilier	1,100	45,589
Artis Real Estate Investment Trust	10,850	182,714
Azrieli Group	3,650	68,012
Beni Stabili SpA	95,750	42,255
BioMed Realty Trust, Inc.	15,350	284,435
British Land Co. PLC	88,450	757,090
CA Immobilien Anlagen AG(a)	8,769	86,007
Campus Crest Communities, Inc.(b)	3,100	33,480
Canadian Real Estate Investment Trust	6,800	288,349
CapLease, Inc.	6,600	32,340
City Developments Ltd.	68,200	631,022
Cofinimmo	1,570	172,528
Conwert Immobilien Invest SE	8,544	93,363

414	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Country Garden Holdings Co., Ltd.(a)	364,499	$129,048
Cousins Properties, Inc.(b)	10,314	82,409
Crown Castle International Corp.(a)	6,990	443,585
Daejan Holdings PLC	505	24,280
Dexus Property Group	483,780	478,785
DIC Asset AG	3,450	30,645
Digital Realty Trust, Inc.(b)	11,010	820,355
Duke Realty Corp.	26,610	385,845
Dundee Real Estate Investment Trust	8,300	321,980
DuPont Fabros Technology, Inc.(b)	6,290	173,352
Eurobank Properties Real Estate Investment Co.	1,820	9,271
F&C Commercial Property Trust Ltd.	53,083	87,583
Fastighets AB Balder(a)	11,300	56,697
FKP Property Group	3,892	1,211
FKP Property Group(b)	90,790	28,255
Fonciere Des Regions	2,720	190,905
Forest City Enterprises, Inc.(a)	15,010	226,351
Gecina SA	1,810	172,992
GPT Group	181,230	657,798
Granite Real Estate, Inc.	4,700	170,216
H&R Real Estate Investment Trust	18,050	463,267
Hamborner REIT AG	3,400	29,166
Helical Bar PLC	11,766	34,096
Henderson Land Development Co., Ltd.(b)	117,400	724,233
Hysan Development Co., Ltd.	78,800	355,029
ICADE	2,150	163,199
Investors Real Estate Trust(b)	8,610	71,893
Iron Mountain, Inc.	4,600	150,880
Keppel Land Ltd.	74,450	203,000
Kerry Properties Ltd.	71,400	341,414
Kiwi Income Property Trust	97,250	85,586
Klovern AB	12,440	44,944
Kungsleden AB	13,650	72,135
Land Securities Group PLC	77,869	977,012
Lexington Realty Trust(b)	15,380	144,264
London & Stamford Property PLC	54,527	104,090
Mapletree Commercial Trust	139,500	123,244
Mitsubishi Estate Co., Ltd.	104,240	1,839,406
Mitsui Fudosan Co., Ltd.	88,090	1,646,263
Mobimo Holding AG(a)	600	138,572
Morguard Real Estate Investment Trust	4,300	74,506
Mucklow A & J Group PLC	5,968	35,251
New World China Land Ltd.	259,150	83,086
New World Development Co., Ltd.	457,550	571,862
Nieuwe Steen Investments NV	6,324	52,699
Nomura Real Estate Holdings, Inc.	7,580	127,029

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	415

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Picton Property Income Ltd.	34,384	$21,534
Premier Investment Corp.	20	72,507
Quintain Estates & Development PLC(a)	51,712	45,104
Schroder Real Estate Investment Trust Ltd.	35,563	22,523
Shui On Land Ltd.(b)	291,150	106,612
Sino Land Co., Ltd.	294,360	485,870
Soho China Ltd.	207,450	131,865
Sponda Oyj(b)	28,310	112,012
ST Modwen Properties PLC	15,023	47,165
Standard Life Investment Property Income Trust PLC	13,650	13,292
Sumitomo Realty & Development Co., Ltd.	47,590	1,169,267
Sun Hung Kai Properties Ltd.	196,100	2,552,563
Suntec Real Estate Investment Trust	223,050	258,934
Swire Properties Ltd.	64,300	184,357
TAG Immobilien AG(b)	9,670	92,183
Tokyu Land Corp.	39,820	196,624
Tokyu REIT, Inc.	13	63,795
Top REIT, Inc.	16	74,780
Unite Group PLC	15,873	61,714
United Urban Investment Corp.	210	235,254
UOL Group Ltd.	57,700	244,463
Vornado Realty Trust	23,520	1,909,118
Wallenstam AB	11,600	126,462
Washington Real Estate Investment Trust	6,590	177,007
Wereldhave Belgium NV	250	23,662
Wereldhave NV	2,170	111,501
Weyerhaeuser Co.	14,500	361,195
Wharf Holdings Ltd.	151,350	939,144
Wihlborgs Fastigheter AB	7,670	111,604
Winthrop Realty Trust(b)	2,450	27,832

		26,543,209

Health Care – 0.5%
Chartwell Seniors Housing Real Estate Investment Trust	17,000	178,493
Extendicare Inc/US(b)	8,400	68,086
HCP, Inc.	53,360	2,447,090
Health Care REIT, Inc.	27,070	1,581,971
Healthcare Realty Trust, Inc.	7,750	188,015
LTC Properties, Inc.(b)	3,000	101,220
Medical Properties Trust, Inc.	13,430	138,463
National Health Investors, Inc.	2,800	146,272
Omega Healthcare Investors, Inc.	10,540	253,171
Primary Health Properties PLC	7,459	40,488
Sabra Health Care REIT, Inc.	3,650	69,970

416	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Senior Housing Properties Trust	16,230	$359,008
Universal Health Realty Income Trust(b)	1,260	54,394
Ventas, Inc.	37,240	2,438,848

		8,065,489

Triple Net – 0.1%
Agree Realty Corp.(b)	1,100	27,302
Entertainment Properties Trust	4,660	212,449
Getty Realty Corp.(b)	2,500	44,775
National Retail Properties, Inc.	10,700	332,342
Realty Income Corp.(b)	13,320	561,172

		1,178,040

		35,786,738

Retail – 1.5%
Regional Mall – 0.7%
Alexander’s, Inc.	240	107,914
CapitaMall Trust	249,550	396,762
CBL & Associates Properties, Inc.	14,790	316,062
CFS Retail Property Trust Group	211,480	419,244
General Growth Properties, Inc.	46,900	965,202
Glimcher Realty Trust	13,930	145,986
Macerich Co. (The)	13,170	784,537
Pennsylvania Real Estate Investment Trust	5,560	87,403
Rouse Properties, Inc.(b)	2,400	33,360
Simon Property Group, Inc.	38,620	6,128,994
Taubman Centers, Inc.	5,900	472,118
Westfield Group	230,730	2,371,677

		12,229,259

Shopping Center/Other Retail – 0.8%
Acadia Realty Trust	4,360	108,564
Aeon Mall Co., Ltd.	9,020	211,337
American Realty Capital Trust, Inc.	15,800	186,440
BWP Trust	52,510	107,676
Calloway Real Estate Investment Trust	10,700	318,042
Capital & Counties Properties PLC	68,365	233,202
Capital Shopping Centres Group PLC	64,423	344,995
Cedar Realty Trust, Inc.(b)	6,900	37,881
Centro Retail Australia	134,050	296,708
Charter Hall Retail REIT	30,226	108,885
Citycon OYJ	20,830	63,027
Corio NV	9,243	393,658
Crombie Real Estate Investment Trust	4,550	69,237
DDR Corp.	28,220	429,508
Deutsche Euroshop AG	5,165	188,461
Development Securities PLC	12,213	31,283
Equity One, Inc.	5,730	121,476

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	417

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Eurocommercial Properties NV	4,040	$142,473
Federal Realty Investment Trust	6,380	688,466
First Capital Realty, Inc.(b)	7,180	140,213
Hammerson PLC	70,728	513,049
Immobiliare Grande Distribuzione	13,150	12,863
Inland Real Estate Corp.(b)	8,850	72,570
Japan Retail Fund Investment Corp.(b)	192	328,741
Kimco Realty Corp.	51,530	1,047,090
Kite Realty Group Trust	6,350	32,639
Klepierre	9,450	304,228
Link REIT (The)	224,900	1,003,204
Mercialys SA	4,590	94,170
Primaris Retail Real Estate Investment Trust	8,750	211,704
Ramco-Gershenson Properties Trust	4,630	60,005
Regency Centers Corp.	8,970	439,530
Retail Opportunity Investments Corp.(b)	5,000	62,850
RioCan Real Estate Investment Trust (Toronto)	28,500	798,549
Saul Centers, Inc.	1,440	62,078
Shaftesbury PLC	24,983	206,162
Tanger Factory Outlet Centers	9,240	310,002
Unibail-Rodamco SE	9,160	1,863,030
Urstadt Biddle Properties, Inc.(b)	2,050	39,975
Vastned Retail NV	1,860	75,793
Weingarten Realty Investors	12,070	337,115
Westfield Retail Trust	305,330	913,933

		13,010,812

		25,240,071

Residential – 0.9%
Multi-Family – 0.7%
Advance Residence Investment Corp.	50	100,836
Agile Property Holdings Ltd.(b)	138,850	160,053
Apartment Investment & Management Co. – Class A	17,090	452,543
Associated Estates Realty Corp.(b)	4,200	63,882
AvalonBay Communities, Inc.	12,100	1,712,392
Boardwalk Real Estate Investment Trust	4,800	313,297
BRE Properties, Inc.	7,670	382,886
Camden Property Trust	8,050	558,912
Canadian Apartment Properties REIT	9,300	233,974
Colonia Real Estate AG(a)	2,180	9,773
Colonial Properties Trust	8,700	190,704
Deutsche Wohnen AG	14,600	246,621
Equity Lifestyle Properties, Inc.	4,140	284,666
Equity Residential	38,250	2,310,300
Essex Property Trust, Inc.	3,530	536,489

418	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

GAGFAH SA(a)	8,850	$95,590
Grainger PLC	41,465	64,566
GSW Immobilien AG	5,050	179,758
Home Properties, Inc.	4,850	309,673
Killam Properties, Inc.(b)	4,900	64,472
Mid-America Apartment Communities, Inc.	4,080	277,440
Mirvac Group	341,500	477,929
Nippon Accommodations Fund, Inc.(b)	15	100,608
Northern Property Real Estate Investment Trust	3,150	101,746
Patrizia Immobilien AG(a)	2,860	16,061
Post Properties, Inc.	5,300	270,565
Shimao Property Holdings Ltd.(b)	138,600	210,478
Stockland	222,950	734,712
Sun Communities, Inc.(b)	2,640	120,938
UDR, Inc.	26,480	668,620
Wing Tai Holdings Ltd.	58,525	71,844
Yanlord Land Group Ltd.(a)(b)	58,438	54,770

		11,377,098

Self Storage – 0.2%
Big Yellow Group PLC	13,054	62,866
CubeSmart	12,230	157,767
Extra Space Storage, Inc.	10,300	351,333
Public Storage	16,670	2,426,485
Safestore Holdings PLC	18,683	30,259
Sovran Self Storage, Inc.	2,880	163,728

		3,192,438

Student Housing – 0.0%
American Campus Communities, Inc.	7,470	348,251
Education Realty Trust, Inc.	9,430	109,011

		457,262

		15,026,798

Office – 0.8%
Office – 0.8%
Allied Properties Real Estate Investment Trust	5,600	173,837
Allreal Holding AG(a)	780	113,156
Alstria Office REIT-AG	7,870	86,338
Befimmo SCA Sicafi	1,820	105,269
Boston Properties, Inc.	19,100	2,141,683
Brandywine Realty Trust	14,250	173,850
Brookfield Office Properties, Inc.(b)	37,500	629,597
CapitaCommercial Trust	211,350	240,962
Castellum AB	17,210	229,668
Champion REIT	246,450	107,869

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	419

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Cominar Real Estate Investment Trust	11,055	$271,398
Commonwealth Property Office Fund	238,040	253,694
CommonWealth REIT	8,330	124,700
Corporate Office Properties Trust	7,150	159,874
Derwent London PLC	10,170	309,701
Douglas Emmett, Inc.	10,440	250,456
Fabege AB	16,540	146,538
First Potomac Realty Trust	5,050	64,691
Franklin Street Properties Corp.(b)	8,270	91,962
Government Properties Income Trust(b)	3,520	79,517
Great Portland Estates PLC	31,281	218,315
Highwoods Properties, Inc.	7,380	240,662
Hongkong Land Holdings Ltd.	174,200	1,064,349
Hufvudstaden AB – Class A	15,230	186,780
Intervest Offices & Warehouses	650	15,126
Investa Office Fund	61,383	179,980
IVG Immobilien AG(a)	15,550	35,237
Japan Prime Realty Investment Corp.	73	205,222
Japan Real Estate Investment Corp.	56	547,406
Kenedix Realty Investment Corp. –Class A(b)	29	95,440
Kilroy Realty Corp.	6,820	321,972
Liberty Property Trust	11,730	432,602
Mack-Cali Realty Corp.	8,770	234,159
Mori Trust Sogo Reit, Inc.(b)	13	115,173
Nippon Building Fund, Inc.	63	638,623
Nomura Real Estate Office Fund, Inc.	31	178,876
NorthWest Healthcare Properties Real Estate Investment Trust	3,500	46,264
Norwegian Property ASA	49,850	71,868
NTT Urban Development Corp.	85	64,733
Orix JREIT, Inc.(b)	22	100,824
Parkway Properties Inc./MD(b)	2,150	24,962
Piedmont Office Realty Trust, Inc.(b)	17,250	292,732
Prime Office REIT-AG	3,900	16,924
PS Business Parks, Inc.	1,790	122,024
PSP Swiss Property AG(a)	4,630	430,324
SL Green Realty Corp.	8,980	723,788
Societe de la Tour Eiffel	570	31,020
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,290	125,570
Swiss Prime Site AG(a)	5,430	446,775
Technopolis Oyj	7,510	32,264
Tokyo Tatemono Co., Ltd.(a)	32,460	108,175
Workspace Group PLC	14,297	58,570

		13,161,499

420	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.7%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	13,100	$563,169
Duke Energy Corp.	19,058	1,234,577
Edison International	8,800	385,352
Entergy Corp.	4,800	326,784
Exelon Corp.	23,082	841,801
FirstEnergy Corp.	11,300	493,810
NextEra Energy, Inc.	11,300	760,603
Northeast Utilities	8,500	320,195
Pepco Holdings, Inc.	6,100	117,791
Pinnacle West Capital Corp.	3,000	154,110
PPL Corp.	15,700	460,481
Southern Co. (The)	23,600	1,069,788
Xcel Energy, Inc.	13,200	368,148

		7,096,609

Gas Utilities – 0.0%
AGL Resources, Inc.	3,200	126,880
Oneok, Inc.	5,600	249,368

		376,248

Independent Power Producers & Energy Traders – 0.0%
AES Corp. (The)(a)(b)	17,400	198,186
NRG Energy, Inc.	6,100	130,174

		328,360

Multi-Utilities – 0.3%
Ameren Corp.	6,500	212,680
CenterPoint Energy, Inc.	11,500	234,485
CMS Energy Corp.	7,000	161,490
Consolidated Edison, Inc.	8,000	484,960
Dominion Resources, Inc./VA	15,500	813,440
DTE Energy Co.	4,600	268,640
Integrys Energy Group, Inc.	2,100	113,379
NiSource, Inc.	7,700	187,418
PG&E Corp.	11,400	494,874
Public Service Enterprise Group, Inc.	13,700	433,742
SCANA Corp.(b)	3,100	146,816
Sempra Energy	6,500	430,300
TECO Energy, Inc.	5,800	100,688
Wisconsin Energy Corp.	6,200	235,352

		4,318,264

		12,119,481

Materials – 0.7%
Chemicals – 0.5%
Air Products & Chemicals, Inc.	5,800	478,964

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	421

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Airgas, Inc.	1,900	$157,833
CF Industries Holdings, Inc.	1,800	372,618
Dow Chemical Co. (The)	32,400	949,644
Eastman Chemical Co.	4,100	226,566
Ecolab, Inc.	7,900	505,837
EI du Pont de Nemours & Co.	25,400	1,263,650
FMC Corp.	3,700	200,984
International Flavors & Fragrances, Inc.	2,200	133,144
Monsanto Co.	14,500	1,263,095
Mosaic Co. (The)	8,100	469,071
PPG Industries, Inc.	4,200	462,084
Praxair, Inc.	8,100	854,550
Sherwin-Williams Co. (The)	2,400	343,392
Sigma-Aldrich Corp.(b)	3,300	234,399

		7,915,831

Construction Materials – 0.0%
Vulcan Materials Co.	3,500	136,220

Containers & Packaging – 0.0%
Ball Corp.	4,200	177,114
Bemis Co., Inc.	2,700	81,702
Owens-Illinois, Inc.(a)	4,400	76,912
Sealed Air Corp.	5,200	74,204

		409,932

Metals & Mining – 0.2%
Alcoa, Inc.	28,900	247,384
Allegheny Technologies, Inc.	2,900	85,956
Cliffs Natural Resources, Inc.	3,800	136,192
Freeport-McMoRan Copper & Gold, Inc.	25,700	928,027
Newmont Mining Corp.	13,400	679,112
Nucor Corp.	8,600	323,790
Titanium Metals Corp.	2,200	26,928
United States Steel Corp.(b)	3,900	75,855

		2,503,244

Paper & Forest Products – 0.0%
International Paper Co.	11,800	407,808
MeadWestvaco Corp.	4,600	132,296

		540,104

		11,505,331

Telecommunication Services – 0.6%
Diversified Telecommunication Services – 0.6%
AT&T, Inc.	159,100	5,829,424
CenturyLink, Inc.	16,800	709,968
Frontier Communications Corp.(b)	27,000	124,740
Verizon Communications, Inc.	77,100	3,310,674

422	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Windstream Corp.(b)	15,900	$156,933

		10,131,739

Wireless Telecommunication Services – 0.0%
MetroPCS Communications, Inc.(a)	7,900	76,867
Sprint Nextel Corp.(a)	81,300	394,305

		471,172

		10,602,911

Lodging – 0.2%
Lodging – 0.2%
Ashford Hospitality Trust, Inc.(b)	6,760	55,973
CDL Hospitality Trusts	71,738	116,931
Chesapeake Lodging Trust(b)	3,200	59,616
DiamondRock Hospitality Co.	16,670	160,365
FelCor Lodging Trust, Inc.(a)(b)	12,440	57,722
Hersha Hospitality Trust(b)	19,790	98,554
Hospitality Properties Trust	12,310	296,302
Host Hotels & Resorts, Inc.	91,260	1,396,278
InnVest Real Estate Investment Trust	9,300	47,738
LaSalle Hotel Properties	8,550	232,988
Pebblebrook Hotel Trust	5,200	122,876
RLJ Lodging Trust(b)	10,600	189,104
Strategic Hotels & Resorts, Inc.(a)	20,400	124,440
Sunstone Hotel Investors, Inc.(a)(b)	11,780	122,865
Wyndham Worldwide Corp.	4,000	208,560

		3,290,312

Total Common Stocks (cost $411,039,292)		436,584,687

INVESTMENT COMPANIES – 4.5%
Funds and Investment Trusts – 4.5%
IRP Property Investments Ltd.	11,010	11,884
iShares MSCI Emerging Markets Index Fund	629,240	24,716,547
UK Commercial Property Trust Ltd./fund	47,849	51,369
Vanguard MSCI Emerging Markets ETF	1,277,220	51,280,383

Total Investment Companies (cost $81,693,327)		76,060,183

RIGHTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
FKP Property Group(a) (cost $0)	73,928	7,638

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	423

Volatility Management Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Equity:Other – 0.0%
Diversified/Specialty – 0.0%
Nieuwe Steen Investments NV, expiring 4/01/13(a) (cost $0)	250	$	– 0	–

SHORT-TERM INVESTMENTS – 68.1%
Investment Companies – 68.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.15%(c) (cost $1,149,608,460)	1,149,608,460		1,149,608,460

Total Investments Before Security Lending Collateral for Securities Loaned – 98.4% (cost $1,642,341,079)			1,662,260,968

INVESTMENTS OF CASH COLLATERAL FOR SECURITY LOANED – 0.5%
Investment Companies – 0.5%
AllianceBernstein Exchange Reserves – Class I, 0.18%(c) (cost $8,166,861)	8,166,861		8,166,861

Total Investments – 98.9% (cost $1,650,507,940)			1,670,427,829
Other assets less liabilities – 1.1%			17,854,011

Net Assets – 100.0%			$1,688,281,840

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	208	September 2012	$21,855,393	$23,144,205	$1,288,812
Euro STOXX 50 Index Futures	2,904	September 2012	81,361,201	88,978,579	7,617,378
FTSE 100 Index Futures	575	September 2012	49,398,636	52,028,122	2,629,486
Hang Seng Index Futures	74	September 2012	9,375,001	9,240,042	(134,959)
S&P 500 E Mini Index Futures	612	September 2012	42,238,963	42,996,060	757,097
S&P Mid Cap 400 E Mini Index Futures	551	September 2012	50,535,814	53,491,080	2,955,266

424	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2012	Unrealized Appreciation/ (Depreciation)
S&P TSE 60 Index Futures	193	September 2012	$25,735,081	$26,733,168	$998,087
Topix Index Futures	484	September 2012	43,115,505	44,910,403	1,794,898

					$17,906,065

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America NA	USD	11,051	CHF	10,451	9/14/12	$(101,730)
Barclays Bank PLC Wholesale	JPY	144,223	USD	1,848	9/14/12	5,728
Citibank NA	USD	2,737	JPY	216,579	12/14/12	31,716
Credit Suisse London Branch (GFX)	USD	3,905	GBP	2,485	9/14/12	40,299
Deutsche Bank AG London	EUR	1,893	USD	2,368	9/14/12	(13,319)
Goldman Sachs International	USD	3,540	AUD	3,501	9/14/12	74,211
Goldman Sachs International	USD	41,452	GBP	26,651	9/14/12	864,479
HSBC BankUSA	USD	31,366	EUR	25,379	9/14/12	558,183
HSBC BankUSA	USD	45,732	JPY	3,631,680	9/14/12	656,162
Morgan Stanley and Co., Inc.	EUR	1,496	USD	1,839	9/14/12	(42,477)
Morgan Stanley and Co., Inc.	JPY	130,107	USD	1,662	9/14/12	630
Royal Bank of Canada	USD	24,449	CAD	25,247	9/14/12	1,158,177
Royal Bank of Canada	USD	19,603	EUR	15,699	9/14/12	144,728
State Street Bank & Trust Co.	USD	2,447	EUR	1,947	9/14/12	2,441
State Street Bank & Trust Co.	USD	2,246	GBP	1,434	9/14/12	30,755
UBS AG	CHF	1,544	USD	1,640	9/14/12	22,021
UBS AG	EUR	3,384	USD	4,168	9/14/12	(88,776)
UBS AG	USD	9,671	CHF	9,391	9/14/12	166,485
UBS AG	USD	3,234	EUR	2,596	12/14/12	34,947
Westpac Banking Corp.	USD	14,002	AUD	14,251	9/14/12	709,229

						$4,253,889

TOTAL RETURN SWAP CONTRACTS (see Note C)

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Russell 2000 Total Return Index	528	0.24%	$1,939	10/15/12	Citibank, NA	$20,309

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	425

Volatility Management Portfolio—Portfolio of Investments

Receive/ Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	13,816	0.52%	$45,086	7/15/13	Deutsche Bank AG	$160,002
Receive	Russell 2000 Total Return Index	25	0.24%	92	3/15/13	Deutsche Bank AG	958
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	4,079	0.49%	13,311	1/15/13	JPMorgan Chase Bank, NA	47,372
Receive	Russell 2000 Total Return Index	3,533	0.24%	12,971	3/15/13	JPMorgan Chase Bank, NA	135,331
Receive	Russell 2000 Total Return Index	244	0.24%	896	6/17/13	Morgan Stanley Capital Services LLC	9,385
Receive	Russell 2000 Total Return Index	2,103	0.24%	7,721	2/15/13	UBS AG	80,967
Receive	Russell 2000 Total Return Index	4,633	0.24%	17,010	2/15/13	UBS AG	177,580

							$631,904

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note D for securities lending information.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(d)	Fair valued.

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– Great British Pound
JPY	– Japanese Yen

Glossary:

FTSE	– Financial Times Stock Exchange
REIT	– Real Estate Investment Trust

See notes to financial statements.

426	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Volatility Management Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

AllianceBernstein 2050 Retirement Strategy

AllianceBernstein 2055 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The investment objective of the Retirement Strategies is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The

1	It should be noted that the information in the fee evaluation was completed on July 19, 2012 and discussed with the Board of Directors on July 31-August 2, 2012.

2	Future references to the Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	427

AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.4

The current shareholders of the Pooling Portfolios are the Retirement Strategies, the AllianceBernstein Wealth Strategies and the Rhode Island Higher Education Savings Trust. Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Multi-Asset Real Return Portfolio (formerly Global Real Estate Investment Portfolio), International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Global Core Bond Portfolio (formerly Intermediate Duration Bond Portfolio), Bond Inflation Protected Securities (formerly Inflation Protected Securities Portfolio), High Yield Portfolio and Volatility Management Portfolio.

4	Effective December 31, 2011, Global Core Bond Pooling Portfolio changed its investments strategy from investing principally in U.S. dollar denominated securities to becoming a “global bond” portfolio with currency hedging capabilities. Volatility Management Pooling Portfolio investment guideline was changed to shift the Pooling Portfolio’s U.S./International allocation from 70/30 to 60/40 and to allow for exposure to emerging markets issuers. The Adviser also altered the Retirement Strategies’ glide path, shifting the Strategies’ U.S./International allocations from 70/30 to 60/40.

428	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments [5]	Advisory Fee
Equal to or less than 60%	0.55%
Greater than 60% and less than 80%	0.60%
Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a
Assets greater than $2.5 billion and less than $5 billion	10 basis points
Assets greater than $5 billion	15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy[6]	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2000, 2005, 2010	0.55%	0.45%	0.40%
2015, 2020, 2025	0.60%	0.50%	0.45%
2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%

There are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Retirement Strategies invest, although the Retirement Strategies do bear expenses incurred by the Pooling Portfolios, which approximated to 0.04% for the six month period ending February 28, 2012.

5	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Multi-Asset Real Return Portfolio will be considered to be invested in equity investments.

6	Prior to October 1, 2010, Retirement Strategy 2025’s advisory fee rate was 0.65% of the average daily net assets.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	429

The Strategies’ net assets on June 30, 2012 are set forth below:

Strategy	6/30/12 Net Assets ($millions)
2000 Retirement Strategy	$22.2
2005 Retirement Strategy	$26.0
2010 Retirement Strategy	$88.7
2015 Retirement Strategy	$230.2
2020 Retirement Strategy	$282.7
2025 Retirement Strategy	$245.7
2030 Retirement Strategy	$210.4
2035 Retirement Strategy	$151.8
2040 Retirement Strategy	$127.6
2045 Retirement Strategy	$91.4
2050 Retirement Strategy	$21.1
2055 Retirement Strategy	$5.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, in dollars and as a percentage of average daily net assets, which the Adviser received during the Strategies’ most recently completed fiscal year:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy[7]	$64,015	0.20%
2005 Retirement Strategy[7]	$64,015	0.18%
2010 Retirement Strategy	$64,015	0.04%
2015 Retirement Strategy	$64,515	0.02%
2020 Retirement Strategy	$64,315	0.02%
2025 Retirement Strategy	$63,515	0.02%
2030 Retirement Strategy	$63,815	0.02%
2035 Retirement Strategy	$63,515	0.03%
2040 Retirement Strategy	$63,015	0.04%
2045 Retirement Strategy	$63,015	0.05%
2050 Retirement Strategy[7]	$63,015	0.29%
2055 Retirement Strategy[7]	$63,015	1.29%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Retirement Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ fiscal year. The agreement for such reimbursement is terminable by the Adviser at the end of the Retirement Strategies’ fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. The expense caps shown below include the blended expense ratios of the Pooling Portfolios (i.e., the Retirement Strategies’

7	For the most recently completed fiscal year, the expense reimbursement amount was waived in its entirety by the Adviser.

430	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

underlying expense ratios).8 In addition, set forth below are the Retirement Strategies’ Net expense ratios for the most recent semi-annual period:9

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Net Expense Ratio (2/29/12)[10]	Fiscal Year End
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86% 1.56% 1.56% 1.06% 0.81% 0.56% 0.56%	0.82% 1.52% 1.52% 1.02% 0.77% 0.52% 0.52%	August 31

2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92% 1.62% 1.62% 1.12% 0.87% 0.62% 0.62%	0.88% 1.58% 1.58% 1.08% 0.83% 0.58% 0.58%	August 31

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94% 1.64% 1.64% 1.14% 0.89% 0.64% 0.64%	0.90% 1.60% 1.60% 1.10% 0.85% 0.60% 0.60%	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98% 1.68% 1.68% 1.18% 0.93% 0.68% 0.68%	0.94% 1.64% 1.64% 1.14% 0.89% 0.64% 0.64%	August 31

2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	0.98% 1.68% 1.68% 1.18% 0.93% 0.68% 0.68%	August 31

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04% 1.74% 1.74% 1.24% 0.99% 0.74% 0.74%	1.00% 1.70% 1.70% 1.20% 0.95% 0.70% 0.70%	August 31

8	For the six months ended February 28, 2012, the estimated annualized blended underlying expense ratio for each of the Retirement Strategies was 0.04%.

9	Semi-annual total expense ratios are unaudited.

10	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	431

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Net Expense Ratio (2/29/12)[10]	Fiscal Year End
2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	August 31

2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	August 31

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06% 1.76% 1.76% 1.26% 1.01% 0.76% 0.76%	1.02% 1.72% 1.72% 1.22% 0.97% 0.72% 0.72%	August 31

10	Annualized.

432	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategies.11 In addition to the AllianceBernstein institutional fee schedule,

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	433

set forth below is the institutional fee schedule of a target date asset allocation service, Customized Retirement Strategies (“CRS”), provided by the Adviser for institutional clients.12 In addition to the CRS fee schedule, set forth below are what would have been the advisory fees of the Strategies had the CRS fee schedule been applicable to the Strategies versus the Strategies advisory fees based on June 30, 2012 net assets:13

AB Institutional Fee Schedule	Strategy	Net Assets 6/30/12 ($MM)		AB Inst. Fee (%)	Advisory Fee (%)[14]
Customized Retirement Strategies	2000-2010 Retirement Strategy	$1,503.8 (complex	)	0.073%	0.550%
12 bp on 1st $100 million 9 bp on next $400 million 7 bp on next $500 million 4 bp on next $1,500 million	2015-2025 Retirement Strategy			0.073%	0.600%
3 bp on the balance +$60K for daily NAV Minimum Account Size: $100M or plan assets of $500M	2030-2055 Retirement Strategy			0.073%	0.650%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services, but not for distribution-related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Strategies are as follows:15

Fund	ITM Mutual Fund	Fee
2020 Retirement Strategy	AllianceBernstein Wealth Builder 2020	0.085%

2030 Retirement Strategy	AllianceBernstein Wealth Builder 2030	0.085%

2040 Retirement Strategy	AllianceBernstein Wealth Builder 2040	0.085%

12	CRS, like the Retirement Strategies, offers investors an asset allocation ‘glide-path.’ However, CRS allows for the plan to utilize the Adviser and/or any other investment manager to manage any mix of active or passive underlying portfolios.

13	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

14

Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.

15

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arm’s length.” Jones v. Harris at 1429.

434	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The Adviser has represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of each Retirement Strategy’s contractual management fee, estimated at the approximate current asset level of the subject Strategy, to the median of each Strategy’s Lipper Expense Group (“EG”)16 and the Strategy’s contractual management fee ranking.17

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type, similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs for Retirement Strategies 2015, 2025, 2035 and 2045 had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EGs of those Strategies to include other out-of-category target date peers in addition to their respective in-category target date peers.

11	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

16	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

17	The contractual management fee is calculated by Lipper using the Retirement Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Retirement Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Retirement Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	435

Strategy	Contractual Management Fee (%)[18]	Lipper Exp. Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.627	4/9
2005 Retirement Strategy	0.550	0.627	4/9
2010 Retirement Strategy	0.550	0.626	4/9
2015 Retirement Strategy[19]	0.600	0.678	3/11
2020 Retirement Strategy	0.600	0.648	2/13
2025 Retirement Strategy[20]	0.600	0.667	1/10
2030 Retirement Strategy	0.650	0.722	2/9
2035 Retirement Strategy[21]	0.650	0.750	2/11
2040 Retirement Strategy	0.650	0.745	2/12
2045 Retirement Strategy	0.650	0.745	3/12
2050 Retirement Strategy	0.650	0.707	5/11
2055 Retirement Strategy	0.650	0.707	5/11

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown.

Strategy	Total Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank
2000 Retirement Strategy	0.860	1.124	2/9
2005 Retirement Strategy	0.920	1.124	3/9
2010 Retirement Strategy	0.939	1.124	3/9
2015 Retirement Strategy[19]	0.980	1.091	3/11
2020 Retirement Strategy	1.020	1.091	3/13
2025 Retirement Strategy[20]	1.040	1.096	3/10
2030 Retirement Strategy	1.060	1.180	2/9
2035 Retirement Strategy[21]	1.060	1.199	2/11
2040 Retirement Strategy	1.060	1.232	2/12
2045 Retirement Strategy	1.060	1.205	3/12
2050 Retirement Strategy	1.060	1.254	2/11
2055 Retirement Strategy	1.060	1.254	2/11

Based on the information provided, the contractual management fees and the total expense ratios of the Strategies are lower than their respective EG medians.

18	The contractual management fee does not reflect any expense reimbursements made by the Retirement Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

19	The Fund’s EG includes the Fund, four other mixed-asset target 2015 funds and six mixed-asset target 2020 funds.

20	The Fund’s EG includes the Fund, three other mixed-asset target 2025 funds and six mixed-asset target 2020 funds.

21	The Fund’s EG includes the Fund, five other mixed-asset target 2035 funds, three mixed-asset target 2040 funds and two mixed-asset target 2030 funds.

22	The total expense ratios, inclusive of the Strategies’ underlying expenses, shown are for the Strategies’ Class A shares.

436	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. Except for 2020 Retirement Strategy and 2030 Retirement Strategy, the Adviser’s profitability with respect to each Strategy was negative as expenses exceeded revenues.

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and may benefit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2011, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	437

ABI retained the following amounts for Class A front-end load sales charges from sales of the Strategies’ Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$168
2005 Retirement Strategy	$8
2010 Retirement Strategy	$780
2015 Retirement Strategy	$2,380
2020 Retirement Strategy	$1,835
2025 Retirement Strategy	$1,687
2030 Retirement Strategy	$2,003
2035 Retirement Strategy	$899
2040 Retirement Strategy	$868
2045 Retirement Strategy	$522
2050 Retirement Strategy	$220
2055 Retirement Strategy	$171

ABI received the amounts set forth below in Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$90,256	$242
2005 Retirement Strategy	$113,761	$2,125
2010 Retirement Strategy	$444,202	$3,361
2015 Retirement Strategy	$856,289	$14,799
2020 Retirement Strategy	$1,196,467	$15,733
2025 Retirement Strategy	$1,014,568	$18,861
2030 Retirement Strategy	$905,175	$16,938
2035 Retirement Strategy	$612,537	$18,076
2040 Retirement Strategy	$530,930	$17,133
2045 Retirement Strategy	$360,679	$16,977
2050 Retirement Strategy	$60,676	$2,827
2055 Retirement Strategy	$14,291	$454
Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Strategies in the most recently completed fiscal year:

Strategy	ABIS Fee
2000 Retirement Strategy	$17,892
2005 Retirement Strategy	$17,877
2010 Retirement Strategy	$61,188
2015 Retirement Strategy	$112,997
2020 Retirement Strategy	$160,222

438	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	ABIS Fee
2025 Retirement Strategy	$127,469
2030 Retirement Strategy	$106,329
2035 Retirement Strategy	$79,630
2040 Retirement Strategy	$48,310
2045 Retirement Strategy	$53,640
2050 Retirement Strategy	$17,861
2055 Retirement Strategy	$17,788

There are no portfolio transactions for the Strategies since the Strategies pursue their investment objectives through investing in combinations of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. Multi-Asset Real Return Portfolio, International Value Portfolio, International Growth Portfolio and Small-Mid Cap Growth Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategies’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients.

These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	439

reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously in February 2008, the independent consultant provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics.24 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $407 billion as of June 30, 2012, the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings26 of each Retirement Strategy relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended May 31, 2012.

23	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

24	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance returns and rankings of the Strategies are for the Strategies Class A shares. The performance returns of the Strategies were provided by Lipper.

27	A Strategy’s PG/PU may not necessarily be identical to its respective EG/EU as the criteria for including/excluding a fund in/from an EG is different from that of PG.

440	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
2000 Retirement Strategy
1 year	-2.73	-1.93	-1.98	7/9	16/22
3 year	8.86	9.71	9.87	9/9	19/22
5 year	0.52	1.19	1.02	6/7	13/18

2005 Retirement Strategy
1 year	-4.63	-1.93	-1.98	8/9	19/22
3 year	9.44	9.71	9.87	6/9	14/22
5 year	-0.26	1.19	1.02	6/7	16/18

2010 Retirement Strategy
1 year	-6.34	-1.93	-1.98	9/9	22/22
3 year	9.98	9.98	9.87	5/9	10/22
5 year	-1.03	1.19	1.02	6/7	17/18

2015 Retirement Strategy
1 year	-7.63	-3.37	-2.74	5/5	21/22
3 year	10.01	10.01	9.77	3/5	9/21
5 year	-1.98	0.16	0.65	5/5	16/17

2020 Retirement Strategy
1 year	-9.11	-3.24	-2.59	12/13	32/33
3 year	9.96	10.84	10.51	11/13	23/32
5 year	-2.97	-0.09	-0.06	8/9	23/24

2025 Retirement Strategy
1 year	-10.38	-5.57	-5.59	4/4	17/17
3 year	9.83	11.35	11.06	4/4	14/15
5 year	-3.74	-1.57	-0.83	3/3	11/11

2030 Retirement Strategy
1 year	-11.41	-6.21	-5.71	9/9	32/32
3 year	9.33	11.46	10.80	9/9	28/31
5 year	-4.34	-1.92	-1.69	7/7	23/23

2035 Retirement Strategy
1 year	-12.17	-7.50	-7.79	6/6	16/16
3 year	8.86	11.46	11.20	6/6	14/14
5 year	-4.88	-2.12	-2.12	5/5	11/11

2040 Retirement Strategy
1 year	-12.52	-7.77	-7.61	12/12	31/31
3 year	8.67	11.11	10.98	11/12	28/30
5 year	-4.95	-2.28	-2.53	8/8	20/20

2045 Retirement Strategy
1 year	-12.59	-8.29	-7.94	6/6	16/16
3 year	8.51	11.51	11.17	6/6	14/14
5 year	-5.10	-2.59	-2.59	5/5	11/11

2050 Retirement Strategy
1 year	-12.59	-7.66	-7.79	11/11	31/32
3 year	8.61	11.12	11.13	9/10	21/23

2055 Retirement Strategy
1 year	-12.80	-7.66	-7.79	11/11	32/32
3 year	8.44	11.12	11.13	9/10	22/23

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	441

Set forth below are the 1, 3, 5 year and since inception performance returns of the Strategies (in bold)28 versus their benchmarks.29,30

	Periods Ending May 31, 2012 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2000 Retirement Strategy	-2.73	8.86	0.52	3.39
Composite Index	-0.97	8.90	1.55	4.24
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
S&P 500 Index	-0.41	14.92	-0.92	3.19
Inception Date: September 1, 2005

2005 Retirement Strategy	-4.63	9.44	-0.26	3.05
Composite Index	-2.13	10.04	0.86	4.13
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2010 Retirement Strategy	-6.34	9.98	-1.03	2.78
Composite Index	-3.49	11.00	0.21	3.96
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2015 Retirement Strategy	-7.63	10.01	-1.98	2.40
Composite Index	-4.67	11.29	-0.51	3.69
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2020 Retirement Strategy	-9.11	9.96	-2.97	1.88
Composite Index	-5.77	11.52	-1.26	3.39
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

28	The performance returns and risk measures shown in the table are for the Class A shares of the Strategies.

29	The Adviser provided Strategy and benchmark performance return information for periods through May 31, 2012.

30	The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for multi-asset real return, MSCI ACWI Commodity Producers Index, for intermediate bonds, Barclays Capital (BC) U.S. Aggregate Index; for short-term bonds, BofA Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, BC 1-10 Year TIPS Index; for volatility management, S&P 500 Stock Index; and for high yield bonds, BC High Yield (2% constrained) Index

442	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

	Periods Ending May 31, 2012 Annualized Performance (Net)
Strategy	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
2025 Retirement Strategy	-10.38	9.83	-3.74	1.78
Composite Index	-6.80	11.74	-1.84	3.18
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2030 Retirement Strategy	-11.41	9.33	-4.34	1.19
Composite Index	-7.46	11.58	-2.29	3.04
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2035 Retirement Strategy	-12.17	8.86	-4.88	0.86
Composite Index	-7.84	11.39	-2.67	2.80
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2040 Retirement Strategy	-12.52	8.67	-4.95	0.97
Composite Index	-8.07	11.33	-2.70	2.77
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2045 Retirement Strategy	-12.59	8.51	-5.10	0.81
Composite Index	-8.25	11.26	-2.74	2.74
S&P 500 Index	-0.41	14.92	-0.92	3.19
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	6.72	5.71
Inception Date: September 1, 2005

2050 Retirement Strategy	-12.59	8.61	N/A	-3.48
Composite Index	-8.30	11.24	N/A	-2.42
S&P 500 Index	-0.41	14.92	N/A	-0.60
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	N/A	6.90
Inception Date: June 29, 2007

2055 Retirement Strategy	-12.80	8.44	N/A	-3.92
Composite Index	-8.30	11.24	N/A	-2.41
S&P 500 Index	-0.41	14.92	N/A	-0.60
Barclays Capital U.S. Aggregate Bond Index	7.12	7.12	N/A	6.90
Inception Date: June 29, 2007

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	443

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 28, 2012

444	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset Funds

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Discovery Growth Fund**

Growth Fund

Large Cap Growth Fund

Select US Equity Portfolio

Small Cap Growth Portfolio

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Discovery Value Fund**

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Portfolio California Portfolio High Income Portfolio Massachusetts Portfolio Michigan Portfolio Minnesota Portfolio Municipal Bond Inflation Strategy	National Portfolio New Jersey Portfolio New York Portfolio Ohio Portfolio Pennsylvania Portfolio Virginia Portfolio

Intermediate Municipal Bond Funds

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Global Risk Allocation Fund**

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Unconstrained Bond Fund

Retirement Strategies

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

**	Prior to October 8, 2012, Global Risk Allocation Fund was named Balanced Shares. Prior to November 1, 2012, Discovery Growth Fund was named Small/Mid Cap Growth Fund and Discovery Value Fund was named Small/Mid Cap Value Fund.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	445

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0812

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
U.S. Large Cap Portfolio*	2011	$—		$—
	2012	$—		$—

AB Global Blend Portfolio**	2011	$—		$—
	2012	$—		$—

AB 2000 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2005 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2010 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2015 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2020 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2025 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2030 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2035 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2040 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2045 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

AB 2050 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$14,439

AB 2055 Retirement Strategy	2011	$19,120	206	$12,307
	2012	$19,120	42	$12,349

* Portfolio liquidated as of August 16, 2011

** Portfolio liquidated as of November 24, 2008

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Large Cap Portfolio*	2011	$—	$—
			$—
			$—
	2012	$—	$—
			$—
			$—
AB Global Blend Portfolio**	2011	$—	$—
			$—
			$—
	2012	$—	$—
			$—
			$—
AB 2000 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2005 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2010 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2015 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2020 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2025 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)

AB 2030 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2035 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2040 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2045 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)
AB 2050 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$718,561	$14,480
			$(42)
			$(14,439)
AB 2055 Retirement Strategy	2011	$732,420	$12,513
			$(206)
			$(12,307)
	2012	$716,471	$12,390
			$(42)
			$(12,349)

* Portfolio liquidated as of August 16, 2011

** Portfolio liquidated as of November 24, 2008

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: October 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: October 23, 2012